PHOENIX-ENGEMANN GLOBAL GROWTH FUND

                                  a series of
                          The Phoenix-Engemann Funds
                         600 North Rosemead Boulevard
                        Pasadena, California 91107-2133

                               ----------------

                                                             September 16, 1999


Dear Shareholder:


     The Phoenix-Engemann Global Growth Fund, a series of The Phoenix-Engemann Funds (the "Trust"), will hold a special meeting of shareholders at 10:00 a.m., local time, on October 20, 1999 at the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts 01301. At the meeting, the shareholders of the Phoenix-Engemann Global Growth Fund will vote on an agreement and plan of reorganization under which the Phoenix-Engemann Global Growth Fund will be combined with the Phoenix-Aberdeen Worldwide Opportunities Fund, the sole series of Phoenix-Aberdeen Worldwide Opportunities Fund. The Phoenix-Aberdeen Worldwide Opportunities Fund has substantially similar investment objectives to those of the Phoenix-Engemann Global Growth Fund. If the agreement and plan of reorganization is implemented, you will become a shareholder of the Phoenix-Aberdeen Worldwide Opportunities Fund and will receive shares of the corresponding class of the Phoenix-Aberdeen Worldwide Opportunities Fund with an aggregate value equal to the aggregate value of your investment in the Phoenix-Engemann Global Growth Fund. No sales charge will be imposed in connection with the reorganization. Phoenix Investment Partners, Ltd. will pay all costs of the reorganization. The reorganization will be conditioned upon receipt of an opinion of counsel indicating that the reorganization will qualify as a tax-free reorganization for federal income tax purposes.

     The Board of Trustees of the Trust believes that the reorganization offers you the opportunity to pursue your goals in a larger fund, with lower expenses. The Board of Trustees has carefully considered and has unanimously approved the proposed reorganization, as described in the accompanying materials, and believes that the reorganization is in the best interests of the Phoenix-Engemann Global Growth Fund and its shareholders. The Board of Trustees therefore recommends that you vote in favor of the reorganization agreement.

     We strongly urge you to review, complete, and return your proxy as soon as possible. Your vote is important no matter how many shares you own. Voting your shares early will help to avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please exercise your right to vote today by completing, dating, and signing each proxy card you receive and mailing the proxy in the self-addressed, postage-paid envelope that we have enclosed for your convenience. It is very important that you vote and that your voting instructions be received no later than October 15, 1999.


     Please note that you may receive more than one proxy package if you hold shares of the Phoenix-Engemann Global Growth Fund in more than one account. You should return separate proxy cards for each account. If you have any questions, please call 800-243-1574 (Option O), between 8:00 a.m. and 6:00 p.m. Eastern time, Monday through Friday.


                                    Sincerely,


                                    Roger Engemann
                                    Chairman of the Board and President

                      PHOENIX-ENGEMANN GLOBAL GROWTH FUND
                                  a series of
                          The Phoenix-Engemann Funds
                         600 North Rosemead Boulevard
                        Pasadena, California 91107-2133

                               ----------------


                   Notice of Special Meeting of Shareholders
                          to be Held October 20, 1999

TO THE SHAREHOLDERS:


     The Phoenix-Engemann Global Growth Fund, a series of The Phoenix-Engemann Funds, a Massachusetts business trust, will hold a special meeting of shareholders at the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts 01301, on October 20, 1999 at 10:00 a.m., local time, for the following purposes:

     1. To consider and act upon a proposal to approve the Agreement and Plan of Reorganization, dated August 4, 1999, and the transactions it contemplates, including (a) the transfer of all or substantially all of the assets of the Global Growth Fund to the Phoenix-Aberdeen Worldwide Opportunities Fund in exchange solely for shares of the corresponding class of the Worldwide Opportunities Fund and the assumption by the Worldwide Opportunities Fund of all known liabilities of the Global Growth Fund and (b) the distribution of the shares of the Worldwide Opportunities Fund so received to shareholders of the Global Growth Fund in complete liquidation of the Global Growth Fund.


     2. To consider and act upon any other business as may properly come before the meeting and any adjournments thereof.


     You are entitled to vote at the meeting and any adjournment(s) if you owned shares of the Global Growth Fund at the close of business on August 23, 1999. If you attend the meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign, and return the enclosed proxy card in the enclosed self-addressed, postage-paid return envelope.


     Please indicate your voting instructions on the enclosed proxy card, then please date and sign the card and return it in the envelope provided. If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted "FOR" the proposal noticed above. In order to avoid the additional expense and delay of further solicitation, we ask your cooperation in mailing in your proxy card promptly. Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, such proxy cards cannot be voted.

                                  By Order of the Board of Trustees of The
                                  Phoenix-Engemann Funds,



                                  Tina L. Mitchell, Secretary

Pasadena, California

September 16, 1999

                 PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND
                                  a series of
                 Phoenix-Aberdeen Worldwide Opportunities Fund
                               101 Munson Street
                        Greenfield, Massachusetts 01301
                               1 (800) 243-1574


                      PHOENIX-ENGEMANN GLOBAL GROWTH FUND
                                  a series of
                          The Phoenix-Engemann Funds
                         600 North Rosemead Boulevard
                        Pasadena, California 91107-2133
                               1 (800) 243-1574



                          PROSPECTUS/PROXY STATEMENT
                           Dated September 16, 1999

     This Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of The Phoenix-Engemann Funds, a Massachusetts business trust (the "Trust"), for use at the special meeting of shareholders of the Phoenix-Engemann Global Growth Fund to be held at 10:00 a.m., local time, on October 20, 1999 at the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts 01301, and at any adjournment(s).

     The purpose of the meeting is to consider an agreement and plan of reorganization (the "reorganization agreement") that would effect the reorganization of the Global Growth Fund into the Phoenix-Aberdeen Worldwide Opportunities Fund, the sole portfolio series of Phoenix-Aberdeen Worldwide Opportunities Fund (the "Acquiring Trust"), as described below. Under the reorganization agreement, which has been approved by the Board of Trustees of the Trust, all or substantially all of the assets of the Global Growth Fund would be transferred to the Worldwide Opportunities Fund in exchange solely for Class A, Class B and Class C shares of beneficial interest in the Worldwide Opportunities Fund and the assumption by the Worldwide Opportunities Fund of all known liabilities of the Global Growth Fund. These shares of the Worldwide Opportunities Fund would then be distributed pro rata to the shareholders of the corresponding classes of the Global Growth Fund, and then the Global Growth Fund would be liquidated. As a result of the proposed transactions, each shareholder of the Global Growth Fund would receive a number of full and fractional shares of the corresponding class of the Worldwide Opportunities Fund with an aggregate net asset value equal to the aggregate net asset value of the shareholder's Global Growth Fund shares on the effective date of the reorganization.

     The Worldwide Opportunities Fund and the Global Growth Fund are both portfolio series of open-end management investment companies. The Worldwide Opportunities Fund has an investment objective of capital appreciation. The Global Growth Fund has an investment objective of long-term growth of capital. The Worldwide Opportunities Fund employs an adviser, Phoenix Investment Counsel, Inc. to select securities of U.S. issuers, and a subadviser, Aberdeen Fund Managers, Inc. to select securities of all other issuers. Roger Engemann & Associates, Inc. serves as investment adviser to the Global Growth Fund. Phoenix Investment Counsel, Inc. and Roger Engemann & Associates, Inc. are subsidiaries of Phoenix Investment Partners, Ltd. As used in this Prospectus/Proxy Statement the term "adviser" refers to Phoenix Investment Counsel or Roger Engemann & Associates, as the context requires.


     This Prospectus/Proxy Statement, which you should retain for future reference, sets forth concisely the information that you should know about the Global Growth Fund, the Worldwide Opportunities Fund, and the transactions contemplated by the reorganization agreement, before you vote on the proposed reorganization. As used in this Prospectus/ Proxy Statement, the term "funds" refers to the Global Growth Fund and the Worldwide Opportunities Fund, collectively, and the term "trusts" refers to the Trust and the Acquiring Trust, collectively. A copy of the prospectus for the Worldwide Opportunities Fund, dated December 16, 1998, is included with this Prospectus/Proxy Statement and is incorporated by reference in this Prospectus/Proxy Statement.


     A Prospectus and a Statement of Additional Information for the Global Growth Fund, each dated May 1, 1999, have been filed with the Securities and Exchange Commission ("SEC") and are incorporated by reference in this Prospectus/ Proxy Statement. A Statement of Additional Information for the Worldwide Opportunities Fund, dated December 16, 1998 has also been filed with the SEC and is incorporated by reference in this Prospectus/Proxy Statement. Copies of the above-referenced documents are available upon written or oral request and without charge by contacting Phoenix Equity Planning Corporation at 100 Bright Meadow Boulevard, Post Office Box 2200, Enfield, Connecticut 06083-2200, or by telephoning Phoenix Equity Planning toll-free at 1-800-243-4361.

     A Statement of Additional Information, dated September 16, 1999 relating to the proposed transactions described in this Prospectus/Proxy Statement has been filed with the SEC and is incorporated by reference in this Prospectus/Proxy Statement. Copies of this Statement of Additional Information may be obtained without charge by contacting Phoenix Equity Planning Corporation, at 100 Bright Meadow Boulevard, Post Office Box 2200, Enfield, Connecticut 06083-2200, or by telephoning Phoenix Equity Planning Corporation toll free at 1-800-243-4361.

     The Securities and Exchange Commission maintains a web site
(http://www.sec.gov) that contains the Statement of Additional Information dated September 16, 1999 and other material incorporated by reference, together with other information regarding the Worldwide Opportunities Fund and the Global Growth Fund.

     This Prospectus/Proxy Statement constitutes the proxy statement of the Global Growth Fund for the meeting and the prospectus for shares of the Worldwide Opportunities Fund that have been registered with the SEC and are being issued in connection with the reorganization. This Prospectus/Proxy Statement is expected to first be sent to shareholders on or about September 20, 1999.


                               ----------------

THE SECURITIES OF THE WORLDWIDE OPPORTUNITIES FUND HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                               ----------------


   The date of this Prospectus/Proxy Statement is September 16, 1999.

                              TABLE OF CONTENTS




                                                               Page
                                                               ----
SYNOPSIS .....................................................    1
PRINCIPAL RISK FACTORS .......................................    8
THE PROPOSED REORGANIZATION ..................................   10
COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES .............   14
COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS .........   22
COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES ..............   24
COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS ................   24
FISCAL YEAR ..................................................   27
MANAGEMENT AND OTHER SERVICE PROVIDERS .......................   27
VOTING INFORMATION ...........................................   27
ADDITIONAL INFORMATION ABOUT THE FUNDS .......................   30
MISCELLANEOUS ................................................   30
OTHER BUSINESS ...............................................   37

                     [This page intentionally left blank]

                                   SYNOPSIS

Background

     The proposed reorganization is the outcome of deliberations by the Boards of Trustees of the trusts undertaken at the request of each adviser. Each adviser recommended that the trustees of the respective trusts consider the benefits that the shareholders of the funds would realize if the Global Growth Fund were to be combined with the Worldwide Opportunities Fund. In response to this recommendation, the independent trustees of each trust requested that management outline a specific reorganization proposal for their consideration and provide the independent trustees with an analysis of the specific benefits that shareholders would realize from the proposal. Independent trustees are trustees who are not "interested persons" of their respective trusts (as defined in Section 2(a)(19) of the Investment Company Act of 1940, the "1940 Act"). After considering the specific reorganization proposal, the trustees of the Acquiring Trust, including the independent trustees, at meetings held on February 24, 1999 and May 26, 1999 unanimously approved the reorganization agreement. The trustees of the Trust, including the independent trustees, unanimously approved the reorganization agreement at a meeting held on February 9, 1999.


Summary of the Proposed Reorganization
     The reorganization will be effected in accordance with the terms of the reorganization agreement, a copy of which is attached to this Prospectus as Appendix A. The reorganization agreement provides for:

     o the acquisition of all or substantially all of the assets of the Global Growth Fund by the Worldwide Opportunities Fund in exchange solely for Class A, Class B and Class C shares of the Worldwide Opportunities Fund;


     o the assumption by the Worldwide Opportunities Fund of all known liabilities of the Global Growth Fund;


     o the pro rata distribution of the corresponding class of Worldwide Opportunities Fund shares to the Global Growth Fund shareholders; and

     o the liquidation of the Global Growth Fund and the cancellation of the outstanding Global Growth Fund shares.

     The reorganization is anticipated to occur on or about October 22, 1999. If the reorganization agreement is implemented, each Global Growth Fund shareholder would receive a number of full and fractional shares of the corresponding class of Worldwide Opportunities Fund shares with an aggregate net asset value equal in value to the aggregate net asset value of his or her Global Growth Fund shares, as of the closing date of the reorganization.

     The implementation of the reorganization agreement is subject to a number of conditions set forth in the reorganization agreement. See "The Proposed Reorganization." Among the significant conditions (which may not be waived) are:

     o the receipt by each trust of an opinion of counsel as to the federal income tax consequences of the reorganization; and

     o the approval of the reorganization agreement by the shareholders of the Global Growth Fund.


     The reorganization agreement provides that Phoenix Investment Partners, Ltd. will bear all costs and expenses of the reorganization, including the costs of the meeting, the costs and expenses incurred in the preparation and mailing of the notice, this Prospectus/Proxy Statement and the proxy, and the solicitation of proxies.


Investment Objectives and Policies
     The investment objectives and principal investment strategies of the Global Growth Fund and the Worldwide Opportunities Fund are substantially similar:

     o The Worldwide Opportunities Fund has an investment objective of capital appreciation. The Global Growth Fund has an investment objective of long-term growth of capital.

     o The Worldwide Opportunities Fund and the Global Growth Fund invest in securities of both U.S. and foreign issuers.

     o The Worldwide Opportunities Fund and the Global Growth Fund invest at least 65% of their assets in securities of issuers located in 3 or more countries, one of which is the United States.

     o Both funds may invest in companies in foreign countries with developed markets and countries with "emerging markets."


     The Global Growth Fund's adviser seeks to invest in companies with above-average earnings growth potential. The Worldwide Opportunities Fund's adviser also uses a growth-oriented approach when selecting investments in the United States. The Worldwide Opportunities Fund's sub-adviser uses a value-oriented approach when selecting investments in countries and regions other than the United States.


     See "Principal Risk Factors" and "Comparison of Investment Objectives and Policies" below, for further information on the similarities and differences between the investment objectives, policies and risks of the Worldwide Opportunities Fund and the Global Growth Fund. You can also find additional information in the Worldwide Opportunities Fund's Prospectus.

Distribution and Purchase Arrangements
     The Global Growth Fund and the Worldwide Opportunities Fund both offer three classes of shares, Class A, Class B and Class C shares. Shares are offered to the public at a price equal to the net asset value per share plus a sales charge which, at the election of the purchaser, may be imposed as follows:

     o  Class A shares--at the time of purchase.

     o  Class B and Class C shares--on a contingent deferred basis.

     See "Comparative Information on Distribution Arrangements" below for further information on the distribution arrangements of the Global Growth Fund and the Worldwide Opportunities Fund. You can also find additional information on distribution arrangements in the Worldwide Opportunities Fund's Prospectus.

Dividends and Distributions
     The dividend and distribution policies of the funds are substantially identical.

     o The Global Growth Fund distributes net investment income annually and distributes net realized capital gains, if any, at least annually.

     o The Worldwide Opportunities Fund distributes net investment income semi-annually and distributes net realized capital gains, if any, at least annually.

     All dividends and distributions of the Global Growth Fund and the Worldwide Opportunities Fund are paid in additional shares of the respective series unless shareholders elect to receive cash. You can also find additional information on dividends and distributions in the Worldwide Opportunities Fund's Prospectus.

Exchanges

     The Global Growth Fund and the Worldwide Opportunities Fund currently offer shareholders identical exchange privileges. Shareholders of the Global Growth Fund and the Worldwide Opportunities Fund may exchange their shares for shares of a corresponding class of shares of other affiliated Phoenix Funds, except for the mutual funds of the Phoenix-Zweig Trust and Phoenix Euclid Funds.

     On exchanges with share classes that carry a contingent deferred sales charge, the contingent deferred sales charge schedule of the original shares purchased continues to apply. You can also find additional information on exchanges in the Worldwide Opportunities Fund's Prospectus.

Redemption Procedures
     Shareholders of both the Global Growth Fund and the Worldwide Opportunities Fund may redeem their shares at a redemption price equal to the net asset value of the shares (minus any applicable contingent deferred sales charge) as next determined following the receipt of a redemption order in proper form. Payments of redemption proceeds for redeemed Global Growth Fund and Worldwide Opportunities Fund shares ordinarily are made within seven days after receipt of a redemption request in proper form. See "Comparative Information on Shareholder Services" for more information. You can also find additional information on redemption procedures in the Worldwide Opportunities Fund's Prospectus.

Federal Tax Consequences of Proposed Reorganization
     At the closing of the reorganization, the Trust and the Acquiring Trust will receive an opinion of counsel that subject to customary assumptions and representations:

     o shareholders of the Global Growth Fund will recognize no gain or loss for federal income tax purposes on their receipt of shares of the Worldwide Opportunities Fund;

     o the aggregate tax basis of the Worldwide Opportunities Fund shares, including any fractional shares, received by each shareholder of the Global Growth Fund pursuant to the reorganization will be the same as the aggregate tax basis of the Global Growth Fund shares held by such shareholder immediately prior to the reorganization; and

     o the holding period of the Worldwide Opportunities Fund shares, including fractional shares, to be received by each shareholder of the Global Growth Fund will include the period during which the Global Growth Fund shares exchanged therefor were held by such shareholder (provided that the Global Growth Fund shares were held as a capital asset on the date of the reorganization).

See "The Proposed Reorganization--Federal Income Tax Consequences" for more information.

Risk Factors
     An investment in the Worldwide Opportunities Fund is subject to specific risks arising from the types of securities in which the Worldwide Opportunities Fund invests and general risks arising from investing in any mutual fund. Investors can lose money by investing in the Worldwide Opportunities Fund. There is no assurance that the Worldwide Opportunities Fund will meet its investment objective. Because the Worldwide Opportunities Fund's investment objective and policies are substantially similar to those of the Global Growth Fund, an investment in the Worldwide Opportunities Fund is subject to many of the same specific risks as an investment in the Global Growth Fund. See "Principal Risk Factors" for the principal risks associated with an investment in the Worldwide Opportunities Fund.

Management and Other Service Providers
     Roger Engemann, James E. Mair and John S. Tilson are primarily responsible for the day-to-day management of the Global Growth Fund. The Worldwide Opportunities Fund's subadviser has a senior strategy committee which determines and monitors regional allocations across the globe on a monthly basis. A team of investment professionals selects the securities for the foreign portion of the Worldwide Opportunities Fund's portfolio. At the same time, a team of investment professionals from the adviser manages the United States portion of the Worldwide Opportunities Fund's portfolio.


Comparative Fee Tables
     The tables below are designed to assist an investor in understanding the various direct and indirect costs and expenses associated with an investment in the relevant class of shares of each fund. Each table also includes pro forma information for the combined Worldwide Opportunities Fund resulting from the reorganization assuming the reorganization took place on June 30, 1999, and after adjusting such information to reflect current fees. The expense information for the Worldwide Opportunities Fund and the Global Growth Fund is based upon expenses for the twelve months ended June 30, 1999.


     As indicated in the table below, immediately upon effectiveness of the reorganization, the "Total Annual Fund Operating Expenses" for the combined Worldwide Opportunities Fund are expected to be lower than the "Total Annual Fund Operating Expenses" for the Global Growth Fund.





                                                                             CLASS A SHARES
                                                                             --------------
                                                Worldwide Opportunities     Global Growth          Pro Forma Combined
                                                          Fund                   Fund         Worldwide Opportunities Fund
                                                          ----                   ----         -----------------------------
Annual Fund Operating Expenses
 (expenses that are deducted from
 fund assets)
 Management Fees                                          0.75%                  1.10%                    0.75%
 Distribution and Service (12b-1 Fees) (a)                0.25%                  0.25%                    0.25%
 Other Expenses                                           0.45%                  0.76%(b)                 0.43%
                                                          ----                   ----                     ----
Total Annual Fund Operating Expenses                      1.45%                  2.11%(b)                 1.43%
                                                          ====                   ====                     ====




                                                                             CLASS B SHARES
                                                                             --------------
                                                Worldwide Opportunities     Global Growth          Pro Forma Combined
                                                          Fund                   Fund         Worldwide Opportunities Fund
                                                          ----                   ----         -----------------------------
Annual Fund Operating Expenses
 (expenses that are deducted from
 fund assets)
 Management Fees                                          0.75%                  1.10%                    0.75%
 Distribution and Service (12b-1 Fees) (a)                1.00%                  1.00%                    1.00%
 Other Expenses                                           0.45%                  0.76%(b)                 0.43%
                                                          ----                   ----                     ----
Total Annual Fund Operating Expenses                      2.20%                  2.86%(b)                 2.18%
                                                          ====                   ====                     ====

                                                                             CLASS C SHARES
                                                                             --------------
                                                Worldwide Opportunities     Global Growth          Pro Forma Combined
                                                          Fund                   Fund         Worldwide Opportunities Fund
                                                          ----                   ----         -----------------------------
Annual Fund Operating Expenses
 (expenses that are deducted from
 fund assets)
 Management Fees                                          0.75%                  1.10%                    0.75%
 Distribution and Service (12b-1 Fees) (a)                1.00%                  1.00%                    1.00%
 Other Expenses                                           0.45%                  0.76%(b)                 0.43%
                                                          ----                   ----                     ----
Total Annual Fund Operating Expenses                      2.20%                  2.86%(b)                 2.18%
                                                          ====                   ====                     ====


     The following table shows shareholder transaction expenses currently applicable to the purchase of Class A, Class B and Class C shares of both funds.



                Worldwide Opportunities Fund                      Class A         Class B        Class C
                     Global Growth Fund                            Shares         Shares         Shares
                -----------------------                            ------         ------         ------
Shareholder Fees (fees paid directly from your investment)
 Maximum Sales Charge (Load) Imposed on Purchases
  (as a percentage of offering price)                               4.75%      None           None
 Maximum Deferred Sales Charge (Load) (as a percentage of
  the lesser of the value redeemed or the amount invested)         None          5%(c)          1%(d)
 Maximum Sales Charge (Load) Imposed on Reinvested
 Dividends                                                         None        None           None
 Redemption Fee                                                    None        None           None
 Exchange Fee                                                      None        None           None

----------------

(a) Distribution and Service Fees represent an asset-based sales charge that, for a long-term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD").


(b) The Global Growth Fund's administrator has agreed to waive a portion of its administration fee so that Other Expenses of the Global Growth Fund do not exceed 0.60% of the first $50 million of the average daily net assets. Total Annual Fund Operating Expenses for the Global Growth Fund, after waiver of administration fees, are 1.95% for Class A shares, 2.70% for Class B shares and 2.70% for Class C shares.


(c) The Maximum Deferred Sales charge is imposed on Class B shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year. Class B shares of the Global Growth Fund purchased prior to January 20, 1998 are subject to the following sales load schedule 5% during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the fourth year.


(d) The Deferred Sales Charge is imposed on Class C shares redeemed during the first year only. Class C shares of the Global Growth Fund purchased prior to January 20, 1998 are not subject to the 1% Deferred Sales Charge.

Example


     These examples illustrate the impact of the above fees and expenses on an account with an initial investment of $10,000, based on the expenses shown above. They assume a 5% annual return, the reinvestment of all dividends and distributions and "annual fund operating expenses" remaining the same each year. These examples are hypothetical; actual fund expenses and returns vary from year to year, and may be higher or lower than those shown. It is assumed that Class B shares are converted to Class A shares after eight years and that the sales charges applicable to shares purchased after January 20, 1998 apply. Although not reflected in the tables below, Class B shares of the Global Growth Fund purchased prior to January 20, 1998 will remain subject to the sales load schedule as it existed prior to that date.



     Fees and expenses if you redeemed your shares at the end of each time period:



Class A Shares
--------------
                                                             1 Year     3 Years     5 Years     10 Years
                                                            --------   ---------   ---------   ---------
Worldwide Opportunities Fund ............................     $616      $  912      $1,230      $2,128
Global Growth Fund ......................................     $679      $1,104      $1,555      $2,800
Pro Forma Combined Worldwide Opportunities Fund .........     $614      $  906      $1,219      $2,107


Class B Shares
--------------
                                                             1 Year     3 Years     5 Years     10 Years
                                                            --------   ---------   ---------   ---------
Worldwide Opportunities Fund ............................     $623      $  888      $1,180      $2,344
Global Growth Fund ......................................     $689      $1,086      $1,508      $3,008
Pro Forma Combined Worldwide Opportunities Fund .........     $621      $  882      $1,169      $2,323


Class C Shares
--------------
                                                             1 Year     3 Years     5 Years     10 Years
                                                            --------   ---------   ---------   ---------
Worldwide Opportunities Fund ............................     $323        $688      $1,180      $2,534
Global Growth Fund ......................................     $389        $886      $1,508      $3,185
Pro Forma Combined Worldwide Opportunities Fund .........     $321        $682      $1,169      $2,513

     Fees and expenses if you did not redeem your shares at the end of each time period:



Class A Shares
--------------
                                                             1 Year     3 Years     5 Years     10 Years
                                                            --------   ---------   ---------   ---------
Worldwide Opportunities Fund ............................     $616      $  917      $1,230      $2,128
Global Growth Fund ......................................     $679      $1,104      $1,555      $2,800
Pro Forma Combined Worldwide Opportunities Fund .........     $614      $  906      $1,219      $2,107


Class B Shares
--------------
                                                             1 Year     3 Years     5 Years     10 Years
                                                            --------   ---------   ---------   ---------
Worldwide Opportunities Fund ............................     $223        $688      $1,180      $2,344
Global Growth Fund ......................................     $289        $886      $1,508      $3,008
Pro Forma Combined Worldwide Opportunities Fund .........     $221        $682      $1,169      $2,323

Class C Shares
--------------
                                                             1 Year     3 Years     5 Years     10 Years
                                                            --------   ---------   ---------   ---------
Worldwide Opportunities Fund ............................     $223        $688      $1,180      $2,534
Global Growth Fund ......................................     $289        $886      $1,508      $3,185
Pro Forma Combined Worldwide Opportunities Fund .........     $221        $682      $1,169      $2,513

     Note: Actual expenses for the Global Growth Fund may be lower than those shown in the tables above since the expense levels used to calculate the figures shown do not include the waiver of expenses over certain levels by the Global Growth Fund's administrator.

     The purpose of the tables above is to help the investor understand the various costs and expenses that the investor will bear directly or indirectly. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE RETURNS OR EXPENSES. ACTUAL RETURNS OR EXPENSES MAY BE GREATER OR LESS THAN SHOWN.

                            PRINCIPAL RISK FACTORS

     An investment in the Worldwide Opportunities Fund is subject to specific risks arising from the types of securities in which the Worldwide Opportunities Fund invests and general risks arising from investing in any mutual fund. Investors can lose money by investing in the Worldwide Opportunities Fund. There is no assurance that the Worldwide Opportunities Fund will meet its investment objective. Because the Worldwide Opportunities Fund's investment objective and policies are substantially similar to those of the Global Growth Fund, an investment in the Worldwide Opportunities Fund is subject to many of the same specific risks as an investment in the Global Growth Fund. The principal specific risks associated with an investment in the Worldwide Opportunities Fund are listed below. The following discussion is qualified in its entirety by the more extensive discussion of risk factors in the Prospectuses and Statements of Additional Information for the Worldwide Opportunities Fund and the Global Growth Fund, respectively.


Foreign Investing
     The Worldwide Opportunities Fund invests in non-U.S. companies. Investing in the securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies. These include:

     o  differences in accounting, auditing and financial reporting standards;

     o  generally higher commission rates on foreign portfolio transactions;

     o  differences and inefficiencies in transaction settlement systems;

     o  the possibility of expropriation or confiscatory taxation;

     o  adverse changes in investment or exchange control regulations;

     o  political instability; and

     o  potential restrictions on the flow of international capital.

     Political and economic uncertainty as well as relatively less public information about foreign investments may negatively impact the Worldwide Opportunities Fund's portfolio.

     Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Additionally, dividends and interest payable on foreign securities may be subject to foreign taxes withheld prior to receipt by the Worldwide Opportunities Fund.

     Many of the foreign securities held by the Worldwide Opportunities Fund will not be registered with, nor will the issuers of those securities be subject to the reporting requirements of, the Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.


Foreign Currency
     Significant portions of the Worldwide Opportunities Fund's assets may be invested in securities denominated in foreign currencies. Changes in foreign exchange rates will affect the value of those securities denominated or quoted in currencies other than the U.S. dollar. The forces of supply and demand in the foreign exchange markets determine exchange rates and these forces are in turn affected by a range of economic, political, financial, governmental and other factors.

Exchange rate fluctuations can affect the Worldwide Opportunities Fund's net asset value (share price) and dividends either positively or negatively depending upon whether foreign currencies are appreciating or depreciating in value relative to the U.S. dollar. Exchange rates fluctuate over both the short and long terms.

Emerging Market Investing
     The Worldwide Opportunities Fund may invest in companies located in emerging market countries and regions. Investment in less-developed countries whose markets are still emerging generally presents risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval of foreign investments may be required under certain circumstances in some developing countries, and the extent of foreign investment in domestic companies may be subject to limitation in other developing countries. The charters of individual companies in developing countries may impose limitations on foreign ownership to prevent, among other concerns, violation of foreign investment limitations.

     The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been (and may continue to be) adversely affected by economic conditions in the countries with which they trade.

Small Market Capitalization Investing
     The Worldwide Opportunities Fund may invest in large and small companies throughout the world. Companies with small capitalization are often companies with a limited operating history or companies in industries which have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant positive or negative effect on small capitalization companies and their stock performance. Given the limited operating history and rapidly changing fundamental prospects, investment returns from smaller capitalization companies can be highly volatile. Smaller companies may find their ability to raise capital impaired by their size or lack of operating history. Product lines are often less diversified and subject to competitive threats. Smaller capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

Mutual Fund Investing

     The Worldwide Opportunities Fund may invest in other mutual funds to take advantage of investment opportunities in certain countries where the Worldwide Opportunities Fund otherwise would not be able to invest or where the size of a fund investment in any particular country would be too small. The Worldwide Opportunities Fund may invest up to 10% of its assets in the shares of other mutual funds, however the Worldwide Opportunities Fund will not invest more than 5% of its assets in any one mutual fund. When the Worldwide Opportunities Fund purchases shares of another mutual fund, the assets invested in the other mutual fund incur a layering of expenses, including operating costs, advisory fees, and administrative fees that you indirectly bear.


Impact of the Year 2000 Issue on Fund Investments

     The Year 2000 issue is the result of computer programs being written using two rather than four digits to define the applicable year. There is the possibility that some or all of an entity's computer programs that have date-sensitive software may recognize a date using "00" as the year 1900 rather than the year 2000. If an entity whose securities are held by the Worldwide Opportunities Fund does not "fix" its Year 2000 issue, it is possible that its operations and financial results would be hurt. Also, the cost of modifying computer programs to become Year 2000 compliant may hurt the financial performance and market price of companies whose securities are held by the Worldwide Opportunities Fund.

                          THE PROPOSED REORGANIZATION


Agreement and Plan of Reorganization
     The terms and conditions under which the proposed reorganization may be consummated are set forth in the reorganization agreement. Significant provisions of the reorganization agreement are summarized below. This summary, however, is qualified in its entirety by reference to the reorganization agreement, a form of which is attached to this Prospectus/ Proxy Statement as Appendix A.

     The Plan contemplates (a) the acquisition by the Worldwide Opportunities Fund, on the closing date of the reorganization, of all or substantially all of the assets of the Global Growth Fund by the Worldwide Opportunities Fund in exchange solely for Class A, Class B and Class C shares of the Worldwide Opportunities Fund and the assumption by the Worldwide Opportunities Fund of all the liabilities of the Global Growth Fund and (b) the distribution of shares of the corresponding class of the Worldwide Opportunities Fund to the shareholders of the Global Growth Fund in exchange for their respective shares of the Global Growth Fund.

     The assets of the Global Growth Fund to be acquired by the Worldwide Opportunities Fund include all property, including, without limitation, all cash, securities, and dividends or interest receivables which are owned by the Global Growth Fund and any deferred or prepaid expenses shown as an asset on the books of the Global Growth Fund on the closing date of the reorganization. The Worldwide Opportunities Fund will assume all liabilities, accrued expenses, costs, charges, and reserves of the Global Growth Fund reflected on an unaudited statement of assets and liabilities as of the closing date. The closing of the reorganization will occur on the first Friday following satisfaction (or waiver) of the conditions to closing set forth in the reorganization agreement (currently anticipated to be October 22, 1999), or such later date as the parties may agree.

     The value of the Global Growth Fund's assets to be acquired and the Global Growth Fund's liabilities to be assumed by the Worldwide Opportunities Fund and the net asset value of each class of shares of the Worldwide Opportunities Fund will be determined as of immediately after the close of regular trading on the New York Stock Exchange on the closing date, using the valuation procedures set forth in the Worldwide Opportunities Fund's then current Prospectus and Statement of Additional Information. The number of Class A, Class B and Class C shares of the Worldwide Opportunities Fund to be issued to the Global Growth Fund will be determined by dividing (a) the value of the aggregate net assets attributable to each class of shares of the Global Growth Fund by (b) the net asset value per share of the corresponding class of the Worldwide Opportunities Fund.

     On the closing date, the Global Growth Fund will liquidate and distribute pro rata to its shareholders of record the Worldwide Opportunities Fund shares received by the Global Growth Fund in exchange for their respective shares in the Global Growth Fund. This liquidation and distribution will be accomplished by opening an account on the books of the Worldwide Opportunities Fund in the name of each shareholder of record in the Global Growth Fund and by crediting to each account the shares due pursuant to the reorganization. Every Global Growth Fund shareholder will own shares of the corresponding class of the Worldwide Opportunities Fund immediately after the reorganization, the value of which will be equal to the value of the shareholder's Global Growth Fund shares immediately prior to the reorganization.

     At or prior to the closing date, the Global Growth Fund will declare a dividend or dividends which, together with all previous such dividends, will have the effect of distributing to the Global Growth Fund shareholders all of the Global Growth Fund's investment company taxable income for all taxable years ending at or prior to the closing date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized (after reduction for any capital loss carry-forward) in all taxable years ending at or prior to the closing date.

     The consummation of the reorganization is subject to a number of conditions set forth in the reorganization agreement. Certain of these conditions may be waived by the Board of Trustees of either trust, or by an authorized officer of each trust, as appropriate.

     Among the significant conditions which may not be waived are: (a) the receipt by the Trust and the Acquiring Trust of an opinion of counsel as to certain federal income tax aspects of the reorganization and (b) the approval of the reorganization agreement by the shareholders of the Global Growth Fund. The Plan may be terminated and the reorganization abandoned at any time, before or after approval by the shareholders of the Global Growth Fund, prior to the closing date, by either party by resolution of its Board of Trustees. In addition, the reorganization agreement may be amended by mutual agreement, except that no amendment may be made to the reorganization agreement subsequent to the meeting that would change the provisions for determining the number of Worldwide Opportunities Fund shares to be issued to shareholders of the Global Growth Fund without their further approval.

Reasons for the Reorganization

     The proposed reorganization is the outcome of deliberations by the Boards of Trustees of the trusts undertaken at the request of each adviser. Each adviser recommended that the Trustees of each trust consider the benefits that shareholders of the funds would realize if the Global Growth Fund were to be combined with the Worldwide Opportunities Fund. In response to this recommendation, the independent trustees of each trust requested that management outline a specific reorganization proposal for their consideration and provide the independent trustees with an analysis of the specific benefits to be realized by shareholders from the proposal.


     In the course of their review, the Trustees of the Trust noted that the reorganization would be a means of combining two series with substantially similar investment objectives and principal investment strategies and would permit the shareholders of the Global Growth Fund to pursue their investment goals in a larger fund. In reaching this conclusion, the Board considered a number of additional factors, including the following:


   o the total expense ratio of the combined Worldwide Opportunities Fund following the reorganization is projected to be lower than the current total expense ratio of the Global Growth Fund;


   o the average annual return of Class A shares of the Worldwide
    Opportunities Fund of 31.21% and 19.84% for the one and three year periods ended December 31, 1998 compared favorably with the average annual return of 14.35% and 15.71% for the Class A shares of the Global Growth Fund for the same periods;


     o the reorganization provides for continuity of distribution and shareholder services arrangements;


   o the reorganization will not result in the recognition of any gain or loss for federal income tax purposes either to the Global Growth Fund or the Worldwide Opportunities Fund or to the shareholders of either of the funds; and


   o the reorganization could result in economies of scale through the spreading of fixed costs over a larger asset base. With only $22.4 million in net assets (as of December 31, 1998), the Global Growth Fund's fixed costs are spread over that relatively small asset base.


     After considering these and other factors, the Board of Trustees of the Trust, including the independent trustees, unanimously concluded at a meeting held on February 9, 1999 that the reorganization would be in the best interests of the Global Growth Fund and its shareholders and that the interests of existing Global Growth Fund shareholders will not be diluted as a result of the transactions contemplated by the reorganization. The Board of Trustees of the Trust then unanimously voted to approve the reorganization agreement and authorize the officers of the Trust to submit the reorganization agreement to shareholders for consideration.

     In addition, at meetings held on February 24, 1999 and May 26, 1999, the Board of Trustees of the Acquiring Trust, including the independent trustees, unanimously concluded that the reorganization would be in the best interests of the Worldwide Opportunities Fund and the shareholders and that the interests of existing Worldwide Opportunities Fund shareholders will not be diluted as a result of the reorganization. The Board of Trustees of the Acquiring Trust also unanimously voted to approve the reorganization agreement.


Federal Income Tax Consequences
     Counsel to the funds, Goodwin, Procter & Hoar LLP, is to opine that, subject to customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code (the "Code"), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for federal income tax purposes:


   o the transfer of all or substantially all of the assets of the Global Growth Fund solely in exchange for Worldwide Opportunities Fund shares and the assumption by the Worldwide Opportunities Fund of all known liabilities of the Global Growth Fund, and the distribution of such shares to the shareholders of the Global Growth Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1)(C) of the Code; the Worldwide Opportunities Fund and the Global Growth Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code;

   o no gain or loss will be recognized by the Worldwide Opportunities Fund on the transfer of the assets of the Global Growth Fund to the Worldwide Opportunities Fund in exchange for Worldwide Opportunities Fund shares and the assumption by the Worldwide Opportunities Fund of all known liabilities of the Global Growth Fund or upon the distribution of Worldwide Opportunities Fund shares to the Global Growth Fund shareholders in exchange for their shares of the Global Growth Fund;

   o the tax basis of the Global Growth Fund's assets acquired by the Worldwide Opportunities Fund will be the same to the Worldwide Opportunities Fund as the tax basis of such assets to the Global Growth Fund immediately prior to the reorganization, and the holding period of the assets of the Global Growth Fund in the hands of the Worldwide Opportunities Fund will include the period during which those assets were held by the Global Growth Fund;

   o no gain or loss will be recognized by the Worldwide Opportunities Fund upon the receipt of the assets of the Global Growth Fund solely in exchange for the Worldwide Opportunities Fund shares and the assumption by the Worldwide Opportunities Fund of all known liabilities of the Global Growth Fund;

   o no gain or loss will be recognized by shareholders of the Global Growth Fund upon the receipt of Worldwide Opportunities Fund shares by such shareholders, provided such shareholders receive solely Worldwide Opportunities Fund shares (including fractional shares) in exchange for their Global Growth Fund shares; and

   o the aggregate tax basis of the Worldwide Opportunities Fund shares, including any fractional shares, received by each shareholder of the Global Growth Fund pursuant to the reorganization will be the same as the aggregate tax basis of the Global Growth Fund shares held by such shareholder immediately prior to the reorganization, and the holding period of the Worldwide Opportunities Fund shares, including fractional shares, to be received by each shareholder of the Global Growth Fund will include the period during which the Global Growth Fund shares exchanged therefor were held by such shareholder (provided that the Global Growth Fund shares were held as a capital asset on the date of the reorganization).


     The receipt of such an opinion is a condition to the consummation of the reorganization. The Trust has not obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the reorga-nization, and the IRS is not bound by advice of counsel. If the transfer of the assets of the Global Growth Fund in exchange for Worldwide Opportunities Fund shares and the assumption by the Worldwide Opportunities Fund of certain liabilities of the Global Growth Fund do not constitute a tax-free reorganization, each Global Growth Fund shareholder will recognize gain or loss equal to the difference between the value of Worldwide Opportunities Fund shares such shareholder acquires and the tax basis of such shareholder's Global Growth Fund shares. Shareholders of the funds should consult their tax advisers regarding the effect, if any, of the proposed reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the federal income tax consequences of the reorganization, shareholders of the funds should also consult tax advisers as to state and local tax consequences, if any, of the reorganization.

Capitalization

     The following table sets forth the capitalization of the Worldwide Opportunities Fund and the Global Growth Fund, and on a pro forma basis for the combined Worldwide Opportunities Fund as of June 30, 1999 giving effect to the proposed acquisition of net assets of the Global Growth Fund at net asset value. The pro forma data reflects an exchange ratio of approximately 2.17,
2.23 and 2.230 for Class A, Class B and Class C shares, respectively, of the Worldwide Opportunities Fund issued for each Class A, Class B and Class C share, respectively, of the Global Growth Fund.




                                                        Global        Combined Worldwide
                                   Worldwide            Growth        Opportunities Fund
                              Opportunities Fund         Fund             Pro Forma
                             --------------------        ----             ---------
Net Assets
 Class A                         192,618,858          12,942,024         205,560,882
 Class B                          12,351,382           4,873,148          17,224,530
 Class C                             838,092           3,903,479           4,741,571
Net asset value per share
 Class A                               10.93               23.78               10.93
 Class B                               10.44               23.25               10.44
 Class C                               10.42               23.24               10.42
Shares outstanding
 Class A                          17,622,211             544,324          18,806,294
 Class B                           1,183,048             209,560           1,649,825
 Class C                              80,403             167,964             455,017

     The table set forth above should not be relied on to determine the number of Worldwide Opportunities Fund shares to be received in the reorganization. The actual number of shares to be received will depend upon the net asset value and number of shares outstanding of the Global Growth Fund and the Worldwide Opportunities Fund at the time of the reorganization.

Historical Performance Information
     The following table sets forth the average annual total return of the Class A, Class B and Class C shares of the Worldwide Opportunities Fund and the Global Growth Fund for the periods indicated.

                       Average Annual Total Returns for
                           Periods Ending 6/30/99(a)




                                                                              Since         Inception
          Fund Name                1 Year        5 Years      10 Years      Inception         Date
          ---------                ------        -------      --------      ---------         ----
Worldwide Opportunities Fund
 Class A                             3.73%         14.86%    11.23%            9.45%        5/13/1960
 Class B                             4.66%         N/A          N/A           14.52%        7/15/1994
 Class C                            N/A            N/A          N/A           10.79%       12/16/1998
MSCI World Index(b)                 15.67%         16.75%    11.48%            N/A             N/A
Global Growth Fund
 Class A                            -0.86%         18.57%       N/A           19.44%        11/1/1993
 Class B                            -0.53%         N/A          N/A           13.73%        9/18/1996
 Class C                             3.31%         N/A          N/A           14.02%       10/21/1996
MSCI AC World Index(c)              17.07%         15.99%       N/A           16.03%         11/30/93


     Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

----------------

(a) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in Class A shares and a full redemption of Class B and Class C shares.


(b) The Morgan Stanley Capital International (MSCI) World Index (net of foreign dividends) is an unmanaged, commonly used measure of total return global market performance. The index is not available for direct investment.

(c) The Morgan Stanley Capital International (MSCI) All Country World Index is an unmanaged, commonly used measure of global stock market total return performance. The index is not available for direct investment.



               COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

     The following discussion summarizes some of the more significant similarities and differences in the investment objectives, policies and restrictions of the Worldwide Opportunities Fund and the Global Growth Fund. The discussion below is qualified in its entirety by the discussion elsewhere in this Prospectus/Proxy Statement, and in the Prospectus and Statement of Additional Information for each fund.


Investment Objectives and Policies
     The investment objectives of the Worldwide Opportunities Fund and the Global Growth Fund are substantially similar. The Worldwide Opportunities Fund has an investment objective of capital appreciation. The Global Growth Fund has an investment objective of long-term growth of capital. The investment objectives of the Worldwide Opportunities Fund and the Global Growth Fund are fundamental policies which may not be changed without the approval of the holders of at least a "majority of the outstanding voting securities" (as that term is defined in the 1940 Act) of the respective fund.

     The principal investment strategies of the Worldwide Opportunities Fund are substantially similar to the principal investment strategies of the Global Growth Fund.

     o The Worldwide Opportunities Fund and the Global Growth Fund invest in securities of both U.S. and foreign issuers.



     o Each fund invests at least 65% of its assets in securities of issuers located in 3 or more countries, one of which will be the United States.



     o Both funds may invest in companies in foreign countries with developed markets and countries with "emerging markets."


     The Worldwide Opportunities Fund is managed by an adviser and subadviser. The subadviser determines how much of the Worldwide Opportunities Fund's assets will be invested in different countries and regions. The subadviser also decides which investments to buy and sell in all countries and regions other than the United States. The adviser decides which investments to buy and sell in the United States. The adviser uses a growth oriented approach in selecting investments. The subadviser uses a value-oriented approach in selecting investments. The Global Growth Fund invests primarily in common stock of U.S. and foreign companies that offer the potential for growth.


Certain Investment Restrictions

     The Worldwide Opportunities Fund and the Global Growth Fund are both subject to certain investment restrictions that restrict the scope of their investments. Fundamental investment restrictions may not be changed without the affirmative vote of the holders of a majority of the outstanding securities (as defined in the 1940 Act) of the fund. However, investment restrictions that are not fundamental may be changed by the Board of Trustees without shareholder approval. The table below compares certain fundamental and non-fundamental investment restrictions of the Worldwide Opportunities Fund and the Global Growth Fund. Fundamental restrictions are followed by an (F); non-fundamental restrictions are followed by an (nf).



 Subject Matter of Restriction      Worldwide Opportunities Fund                Global Growth Fund
------------------------------- ------------------------------------ ----------------------------------------
Borrowing                       The Worldwide Opportunities Fund     The Global Growth Fund may not
                                may not borrow money, except         borrow money in excess of 20% of
                                from a bank and then only if there   its total assets (taken at cost) and
                                is an asset coverage of at least     then only as a temporary measure for
                                300%; provided, however, that the    extraordinary or emergency reasons
                                fund may not purchase securities     and not for investment. The fund
                                while outstanding borrowings         may borrow only from banks.
                                exceed 5% of the fund's total        Immediately after any such
                                assets. (F)                          borrowings there must be an asset
                                                                     coverage (total assets of the fund,
                                                                     including the amount borrowed, less
                                                                     liabilities other than such borrowings)
                                                                     of at least 300% of the amount of all
                                                                     borrowings.

  Subject Matter of Restriction       Worldwide Opportunities Fund                  Global Growth Fund
-------------------------------- -------------------------------------- -----------------------------------------
                                                                        In the event that, due to market
                                                                        decline or other reason, asset
                                                                        coverage falls below 300%, the fund
                                                                        is required within three days, not
                                                                        including Sundays and holidays, to
                                                                        reduce the amount of its borrowings
                                                                        to the extent necessary so that the
                                                                        assets coverage of the borrowings is
                                                                        at least 300%. If this should happen,
                                                                        the fund may have to sell securities
                                                                        at a time when it would be
                                                                        disadvantageous to do so. (F)
-----------------------------------------------------------------------------------------------------------------
Pledging                         No fundamental or non-fundamental      The Global Growth Fund may not
                                 restriction.                           pledge more than 25% of its total
                                                                        assets (taken at cost) in connection
                                                                        with permissible borrowings. For the
                                                                        purpose of this restriction, the deposit
                                                                        of underlying securities and other
                                                                        assets in connection with the writing
                                                                        of put and call options and collateral
                                                                        arrangements with respect to margin
                                                                        for currency futures contracts are not
                                                                        deemed to be a pledge of assets. (F)
-----------------------------------------------------------------------------------------------------------------
Debt Securities-Credit Quality   The Worldwide Opportunities Fund       No fundamental or non-fundamental
                                 may invest up to 35% of its assets     restriction.
                                 in non-convertible fixed-income
                                 securities of U.S. and non-U.S.
                                 issuers that are rated within the
                                 three highest rating categories of
                                 Standard & Poor's or Moody's
                                 Investors Service. (F)
-----------------------------------------------------------------------------------------------------------------
Foreign Securities               Under normal circumstances, at         The Global Growth Fund may invest
                                 least 65% of the total assets of the   up to 100% of its assets in foreign
                                 Worldwide Opportunities Fund will      securities. (F)
                                 be invested in the securities of
                                 issuers located in at least three
                                 different countries, one of which
                                 will be the United States. (F)
-----------------------------------------------------------------------------------------------------------------

    Subject Matter of Restriction         Worldwide Opportunities Fund                  Global Growth Fund
------------------------------------ -------------------------------------- -----------------------------------------
Lending                              The Worldwide Opportunities Fund       The Global Growth Fund may not
                                     may not lend money, except in          make loans, except (a) by purchase
                                     connection with the acquisition of a   of marketable bonds, debentures,
                                     portion of an issue of publicly        commercial paper or corporate notes,
                                     distributed bonds, debentures or       and similar marketable evidences of
                                     other corporate obligations. (F)       indebtedness which are part of an
                                                                            issue to the public or to financial
                                                                            institutions, (b) by entry into
                                                                            repurchase agreements, or (c) through
                                                                            the lending of its portfolio securities
                                                                            with respect to not more than 25% of
                                                                            its total assets. (F)
--------------------------------------------------------------------------------------------------------------------
Illiquid Securities/Restricted       The Worldwide Opportunities Fund       The Global Growth Fund may not
                                     will not invest more than 15% of its   invest in (a) securities which at the
                                     net assets in illiquid securities,     time of such investment are not
                                     comprised of assets which may not      readily marketable, (b) securities
                                     be sold or disposed of in the          restricted as to resale (excluding
                                     ordinary course of business within     securities determined to be readily
                                     seven days at approximately the        marketable), and (c) repurchase
                                     value at which the fund has valued     agreements maturing in more than
                                     the investment. (nf)                   seven days, if, as a result, more than
                                                                            15% of the Global Growth Fund's
                                                                            net assets (taken at current value)
                                                                            would be invested in the aggregate in
                                                                            securities described in (a), (b) and (c)
                                                                            above. (nf)
--------------------------------------------------------------------------------------------------------------------
Purchases of Margin Securities and   The Worldwide Opportunities Fund       The Global Growth Fund may not
 Short Sales                         may not purchase securities on         purchase securities on margin (but it
                                     margin except as may be permitted      may obtain short-term credits for the
                                     under the 1940 Act. For purposes of    clearance of purchases and sales of
                                     this restriction, the deposit or       its portfolio securities, and may make
                                     payment of margin in connection        margin payments in connection with
                                     with the use of futures contracts      transactions in permissible futures
                                     will not be deemed to be a purchase    and options contracts) or make
                                     of securities on margin. (F)           uncovered short sales. (nf)
--------------------------------------------------------------------------------------------------------------------

 Subject Matter of Restriction        Worldwide Opportunities Fund                  Global Growth Fund
------------------------------- --------------------------------------- --------------------------------------------
Unseasoned Issuers              The Worldwide Opportunities Fund        The Global Growth Fund may not
                                will not purchase any securities if,    invest more than 5% of its total
                                as a result, the fund would then        assets in securities of any one issuer
                                have more than 5% of its total          which, together with any predecessor,
                                assets (taken at current value)         has been in continuous operation for
                                invested in securities of companies     less than three years. (F)
                                (including their predecessors) with
                                less than three years of operating
                                history. (nf)
--------------------------------------------------------------------------------------------------------------------
Other Investment Companies      The Worldwide Opportunities Fund        The Global Growth Fund may not
                                may not invest in securities of other   purchase the securities of any other
                                investment companies except to the      investment company except (a)
                                extent permitted by the 1940 Act. (F)   within the limits of the 1940 Act, (b)
                                                                        in a public offering or in the open
                                                                        market or in privately negotiated
                                                                        transactions where, in either case, to
                                                                        the best information of the fund, no
                                                                        commission, profit or sales charge to
                                                                        a sponsor or dealer, other than a
                                                                        customary broker's commission or
                                                                        underwriting discount, results from
                                                                        such purchase, (c) if such purchase is
                                                                        part of a merger, consolidation, or
                                                                        acquisition of assets, or (d) as part of
                                                                        a master-feeder arrangement. (F)
--------------------------------------------------------------------------------------------------------------------
Diversification                 The Worldwide Opportunities Fund        The Global Growth Fund may not,
                                will not purchase any securities        with respect to 75% of its total
                                (excluding government securities) if    assets, purchase any security (other
                                more than 5% of the fund's total        than obligations issued or guaranteed
                                assets (taken at current value)         by the U.S. Government, its agencies
                                would then be invested in securities    or instrumentalities) if, as a result,
                                of a single issuer. (nf)                more than 5% of the value of the
                                                                        fund's total assets would be invested
                                                                        in securities of any one issuer. This
                                                                        limitation does not apply with respect
                                                                        to the remaining 25% of the fund's
                                                                        total assets. (F)
--------------------------------------------------------------------------------------------------------------------

 Subject Matter of Restriction        Worldwide Opportunities Fund                  Global Growth Fund
------------------------------- --------------------------------------- --------------------------------------------
                                                                        The Global Growth Fund also may not,
                                                                        with respect to 75% of its total assets,
                                                                        acquire more than 10% of any one
                                                                        class of securities of an issuer or more
                                                                        than 10% of the outstanding voting
                                                                        securities of any one issuer. (For this
                                                                        purpose all common stocks of an issuer
                                                                        are regarded as a single class, and all
                                                                        preferred stocks of an issuer are
                                                                        regarded as a single class.) (F)
--------------------------------------------------------------------------------------------------------------------
Industry Concentration          The Worldwide Opportunities Fund        The Global Growth Fund may not
                                may not invest more than 25% of         concentrate its investments in particular
                                its total assets in any one industry.   industries, and in no event invest more
                                For purposes of this policy, foreign    than 25% of the value of its total assets
                                governments and supranational           in any one industry. (F)
                                agencies shall be deemed to be
                                separate industries. (F)
--------------------------------------------------------------------------------------------------------------------
Oil & Gas and Commodity         The Worldwide Opportunities Fund        The Global Growth Fund may not
 Contracts                      will not invest in interests in oil,    buy or sell oil, gas or other mineral
                                gas, or other mineral exploration or    leases, rights or royalty contracts or
                                development programs. (nf)              commodities or commodity contracts,
                                                                        except for transactions in futures
                                The Worldwide Opportunities Fund        contracts and options thereon entered
                                may not purchase or sell                into for hedging purposes. (F)
                                commodities or commodity
                                contracts. The terms commodities
                                and commodity contracts shall not
                                include (a) forward foreign currency
                                exchange contracts, (b) futures
                                contracts on foreign currencies, (c)
                                options on futures contracts, or (d)
                                options on foreign currencies. (F)
--------------------------------------------------------------------------------------------------------------------

 Subject Matter of Restriction         Worldwide Opportunities Fund                  Global Growth Fund
------------------------------- ----------------------------------------- ------------------------------------------
Senior Securities               The Worldwide Opportunities Fund          The Global Growth Fund may not
                                may not issue senior securities such      issue senior securities such as bonds,
                                as bonds, debentures, or senior           debentures, or senior equity
                                equity securities. However, to the        securities. (F)
                                extent that it is permitted by the
                                1940 Act, the fund may borrow
                                money from banks pursuant to the
                                fund's investment restriction
                                regarding the borrowing of money
                                and enter into transactions involving
                                forward foreign currency exchange
                                contracts, foreign currency futures
                                contracts and options on foreign
                                currency futures contracts, and
                                options on foreign currencies as
                                described in the fund's Prospectus
                                and Statement of Additional
                                Information. (F)
--------------------------------------------------------------------------------------------------------------------
Futures and Options             The Worldwide Opportunities Fund          The Global Growth Fund may not
                                will not invest more than 5% of its       engage in puts, calls, straddles,
                                total assets in any combination of        spreads or any combination thereof,
                                puts, calls, straddles or spreads. (nf)   except that, to the extent described in
                                The fund may purchase put or call         the fund's Prospectus and Statement
                                options or combinations of put or         of Additional Information, the fund
                                call options written by others if the     may buy and sell put and call options
                                aggregate premiums paid for the           (and any combination thereof) on
                                options do not exceed 2% of the           securities, on financial futures
                                fund's net assets. (nf)                   contracts, on securities indices, on
                                                                          currency futures contracts and on
                                                                          foreign currencies and may buy and
                                                                          sell put and call warrants, the values
                                                                          of which are based upon securities
                                                                          indices. (nf)
--------------------------------------------------------------------------------------------------------------------

  Subject Matter of Restriction           Worldwide Opportunities Fund                     Global Growth Fund
--------------------------------- ------------------------------------------- -------------------------------------------
Securities held by Trustees and   No fundamental or non-fundamental           The Global Growth Fund may not
 Officers                         restriction.                                invest in securities of any company,
                                                                              if officers and Trustees of the Trust
                                                                              and officers and directors of the
                                                                              adviser who beneficially own more
                                                                              than 0.5% of the shares or securities
                                                                              of that company collectively own
                                                                              more than 5% of such securities. (F)
-------------------------------------------------------------------------------------------------------------------------
Real Estate                       The Worldwide Opportunities Fund            The Global Growth Fund may not
                                  may not purchase or sell real estate.       purchase or sell real property
                                  (F)                                         (including limited partnership interests),
                                                                              except that it may (a) purchase or sell
                                                                              readily marketable interests in real
                                                                              estate investment trusts or readily
                                                                              marketable securities of companies
                                                                              which invest in real estate, (b)
                                                                              purchase or sell securities that are
                                                                              secured by interests in real estate or
                                                                              interests therein, or (c) acquire real
                                                                              estate through exercise of its rights as a
                                                                              holder of obligations secured by real
                                                                              estate or interests therein or sell real
                                                                              estate so acquired. (F)
-------------------------------------------------------------------------------------------------------------------------
Underwriting                      The Worldwide Opportunities Fund            The Global Growth Fund may not act
                                  may not underwrite the sale of              as an underwriter except that, in
                                  securities of other issuers, but the        connection with the disposition of its
                                  fund may be deemed to be an                 portfolio securities, it may be deemed
                                  underwriter in connection with any          to be an underwriter under certain
                                  acquisition of restricted securities. (F)   federal securities laws. (F)
-------------------------------------------------------------------------------------------------------------------------
Control                           The Worldwide Opportunities Fund            The Global Growth Fund may not
                                  may not invest in companies for the         make investments for the purpose of
                                  purpose of exercising control or            exercising control of a company's
                                  management. (F)                             management. (nf)
-------------------------------------------------------------------------------------------------------------------------

 Subject Matter of Restriction        Worldwide Opportunities Fund                 Global Growth Fund
------------------------------- --------------------------------------- ----------------------------------------
Warrants                        The Worldwide Opportunities Fund        The Global Growth Fund may not
                                will not purchase warrants, except      purchase warrants if, as a result, its
                                warrants acquired by the fund in        warrant holdings, valued at the lower
                                units or attached to securities which   of cost or market, would exceed 5%
                                may be deemed to be without value,      of the fund's net assets, with no more
                                in amounts in excess of 5% of the       than 2% of net assets in warrants not
                                fund's net assets. (nf)                 listed on the New York or American
                                                                        Stock Exchanges. (nf)
-----------------------------------------------------------------------------------------------------------------
Joint Account                   No fundamental or non-fundamental       The Global Growth Fund may not
                                restriction.                            participate on a joint or joint and
                                                                        several basis in any securities trading
                                                                        account. (nf)
-----------------------------------------------------------------------------------------------------------------
Issuing Securities              The Worldwide Opportunities Fund        No fundamental or non-fundamental
                                may not issue any of its securities     restriction.
                                other than for cash or securities
                                (including securities of which the
                                fund is the issuer), except as a
                                dividend or distribution or in
                                connection with a reorganization. (F)
-----------------------------------------------------------------------------------------------------------------

             COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS

Multiple Class Structure
     Both funds offer three classes of shares: Class A, Class B and Class C shares. The classes of the funds are substantially identical except that Class B shares of the Global Growth Fund purchased prior to January 20, 1998 convert to Class A shares six years after purchase rather than eight years. Class B shares of the Global Growth Fund purchased prior to January 20, 1998 will remain subject to the six year conversion period after the reorganization. Class B shares of the Global Growth Fund purchased prior to January 20, 1998 will also remain subject to the sales load schedule as it existed prior to that date. All Class B shares of the Global Growth Fund purchased after January 20, 1998 and all Worldwide Opportunities Fund Class B shares convert to Class A after eight years.

Class A Shares

     o Are offered to the public at net asset value plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested). The sales charge may be reduced or waived under certain conditions.

     o  Are not subject to any charges when redeemed.

     o Have lower distribution and service fees (0.25%) and therefore pay higher dividends than Class B and Class C shares.

Class B Shares

     o Are offered to the public at the next determined net asset value after receipt of the order with no sales charge at the time of purchase.

     o Are subject to a sales charge of up to 5.00% of the shares' value if they are redeemed within the first five years of purchase (four years for Class B shares of the Global Growth Fund purchased prior to January 20, 1998).



     o Will automatically convert to Class A shares without a sales charge at the relative net asset value of each class eight years after the acquisition of the Class B shares (six years for Class B shares of the Global Growth Fund purchased prior to January 20, 1998.)


     o Have higher distribution and service fees (1.00%) and pay lower dividends than Class A shares.


Class C Shares

     o Are offered to the public at the next determined net asset value after receipt of the order with no sales charge at the time of purchase.



     o Are subject to a sales charge of 1.00% if they are redeemed within the first year after they are purchased.


     o Have the same distribution and service fees (1.00%) as Class B shares and thereafter pay comparable dividends.



     o  Class C shares do not convert to any other class of shares of the fund.



     In the proposed reorganization, you will receive the same class of shares of the Worldwide Opportunities Fund in exchange for your shares in the Global Growth Fund. The reorganization will be effected at net asset value. No sales charge will be imposed on your shares in connection with the reorganization. For purposes of calculating the contingent deferred sales charge that you may pay when you redeem any acquired Class B and Class C shares of the Worldwide Opportunities Fund, the holding period of the redeemed shares will be "tacked" to the holding period of the Global Growth Fund. If you acquire Class B and Class C shares as a result of the reorganization you will continue to be subject to a contingent deferred sales charge upon subsequent redemption to the same extent as if you had continued to hold your shares of the Global Growth Fund.



Distribution Plans

     Phoenix Equity Planning Corporation serves as the distributor of shares for both the Worldwide Opportunities Fund and the Global Growth Fund. The Acquiring Trust has adopted separate amended and restated distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Worldwide Opportunities Fund relating to the sale and promotion of Worldwide Opportunities Fund shares and the furnishing of shareholder services (the "Worldwide Opportunities Class A Plan," "Worldwide Opportunities Class B Plan," and the "Worldwide Opportunities Class C Plan," collectively the "Worldwide Opportunities Plans").



     Under the Worldwide Opportunities Class B Plan and the Worldwide Opportunities Class C Plan, Phoenix Equity Planning Corporation is reimbursed monthly for actual expenses of Phoenix Equity Planning Corporation subject to a maximum of 0.75% annually of the average daily net assets of the Worldwide Opportunities Fund's Class B and Class C shares, respectively. In addition, the Worldwide Opportunities Fund pays Phoenix Equity Planning Corporation 0.25% annually of the average daily net assets for providing services to the shareholders, including assistance in connection with inquiries related to shareholder accounts. Phoenix Equity Planning Corporation's distribution expenses from selling and servicing Class B shares may be more than the payments received from contingent deferred sales charges collected on redeemed shares and from the Acquiring Trust under the Worldwide Opportunities Class B Plan. Those expenses may be carried over and paid in future years. At June 30, 1999, Phoenix Equity Planning Corporation had incurred unreimbursed expenses under the Worldwide Opportunities Class B Plan of $596,205.

     The Trust has also adopted distribution plans pursuant to Rule 12b-1 on behalf of the Class B and Class C shares of the Global Growth Fund, (the "Trust Class B Plan" and "Trust Class C Plan," and collectively, the "Trust Plans"). Under the Trust Class B Plan and the Trust Class C Plan, the Global Growth Fund pays Phoenix Equity Planning Corporation 0.75% of the average daily net assets of the Class B and Class C shares. Payments to Phoenix Equity Planning Corporation under the Trust Class B Plan and Trust Class C Plan are not directly tied to expenses and payments under the distribution plan and may be more or less than the actual expenses incurred by Phoenix Equity Planning Corporation. The excess of fees received over expenditures may constitute a "profit" to Phoenix Equity Planning Corporation. The Trust has also adopted a service agreement under which the Global Growth Fund will pay a continuing service fee to service providers, in an amount, computed and prorated on a daily basis, equal to 0.25% per annum of the fund's average daily net assets.


                COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES

     Both the Worldwide Opportunities Fund and the Global Growth Fund offer the same shareholder services, including a Systematic Withdrawal Program, telephone exchanges, telephone redemptions and access to the Investo-Matic Program, an automatic investment program.

     The Worldwide Opportunities Fund distributes net investment income semi-annually, and distributes net realized capital gains, if any, at least annually. The Global Growth Fund distributes net investment income annually, and distributes net realized capital gains, if any, at least annually. All dividends and distributions with respect to the shares of the Worldwide Opportunities Fund and the Global Growth Fund are paid in additional shares of the respective fund unless shareholders elect to receive cash. The number of shares received in connection with any reinvestment of dividends will be based upon the net asset value per share of the applicable class of shares of the Worldwide Opportunities Fund and the Global Growth Fund in effect on the record date.


     The Worldwide Opportunities Fund and the Global Growth Fund currently offer shareholders identical exchange privileges. Shareholders of the Worldwide Opportunities Fund and the Global Growth Fund may exchange their shares for shares of a corresponding class of shares of other affiliated Phoenix funds, except for the mutual funds of the Phoenix-Zweig Trust and Phoenix-Euclid Funds.


     Shares of the Worldwide Opportunities Fund and shares of the Global Growth Fund may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form. In the case of Class B and Class C shares redemption, investors will be subject to the applicable determined deferred sales charge, if any, for such shares. Payment of redemption proceeds for redeemed Global Growth Fund and Worldwide Opportunities Fund shares are made within seven days after receipt of a redemption request in proper form and documentation.

     Because both the Worldwide Opportunities Fund and the Global Growth Fund offer the same shareholder services, after the Closing the same services will continue to be available to the shareholders of the Global Growth Fund but in their capacity as shareholders of the Worldwide Opportunities Fund.

                 COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

   The following is a summary of certain provisions of the Declaration of
               Trust of each of the trusts.

Form of Organization
     The Worldwide Opportunities Fund is a series of the Acquiring Trust, an unincorporated voluntary association organized under the laws of the Commonwealth of Massachusetts as a business trust, pursuant to a Declaration of Trust dated

November 4, 1991, as amended. The Global Growth Fund is a series of the Trust, which is also an unincorporated voluntary association organized under the laws of the Commonwealth of Massachusetts as a business trust, pursuant to a Declaration of Trust dated May 28, 1986, as amended. The operations of the Worldwide Opportunities Fund and the Global Growth Fund are governed by their Declarations of Trust and by Massachusetts law, as applicable. Both the Acquiring Trust and the Trust are registered with the SEC as open-end management investment companies and are subject to the provisions of the 1940 Act and the rules and regulations of the SEC thereunder.



Shares

     Each Declaration of Trust authorizes the trustees to create an unlimited number of series in each trust. Within each series, the trustees may create an unlimited number of classes, each with an unlimited number of full and fractional shares. The Trust currently has six series outstanding: the Phoenix-Engemann Balanced Return Fund, the Phoenix-Engemann Global Growth Fund, the Phoenix-Engemann Growth Fund, the Phoenix-Engemann Nifty Fifty Fund, the Phoenix-Engemann Small & Mid-Cap Growth Fund and the Phoenix-Engemann Value 25 Fund. The Acquiring Trust currently has one series outstanding: the Phoenix-Aberdeen Worldwide Opportunities Fund. In addition to the currently existing series, each trust may organize other series in the future.

     Both the Worldwide Opportunities Fund and the Global Growth Fund offer Class A, Class B and Class C shares. When issued, the shares are fully paid and non-assessable, have no preference, preemptive or similar rights (unless assigned by the trustees), and are freely transferable. The assets and proceeds received by each trust from the issue or sale of shares of a series or class are allocated to that series and class and constitute the rights of that series or class, subject only to the rights of creditors. Any underlying assets of a series or class are required to be segregated on the books of account of the trusts. These assets are to be used to pay the expenses of the series or class as well as a share of the general expenses of each relevant trust.



Meetings
     The Worldwide Opportunities Fund is not required to hold periodic, special shareholder meetings. The president may call shareholder meetings at any time. If a majority of trustees requests a meeting in writing or by board resolution, or if holders of more than ten percent of the issued and outstanding stock entitled to vote at a meeting request a meeting in writing, the president and secretary shall call a meeting.

     The Global Growth Fund also is not required to hold periodic, special shareholder meetings. Trustees may call shareholder meetings as necessary.


Shareholder Liability

     Unlike the stockholders of a corporation, under certain circumstances shareholders of a Massachusetts business trust may be held personally liable for the debts, claims or other obligations of a business trust. However, both the Acquiring Trust's Declaration of Trust and the Trust's Declaration of Trust limit shareholder liability.

     The Acquiring Trust's Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts, obligations or affairs of the Phoenix Worldwide Opportunities Fund. The Phoenix Worldwide Opportunities Fund will indemnify shareholders for all losses and expenses which they incur if they are held personally liable for the obligations of the fund. Such indemnification will come out of the property of the fund.

     The Trust's Declaration of Trust specifies that shareholders shall not be personally liable for claims against the Global Growth Fund, and it prevents the fund or any trustee, officer, employee or agent of the fund from personally binding any shareholder for payment other than for payment to which the shareholder agrees. The Global Growth Fund will indem-nify shareholders for all losses and expenses which they incur if they are held personally liable for the obligations of the fund. Such indemnification will come out of the property of the fund.

     Due to the indemnification provisions in the declarations of trust of each trust, the risk of financial loss to shareholders on account of shareholder liability is considered remote.

Liability of Trustees

     Each Declaration of Trust provides that a trustee will generally be personally liable only for the trustee's own willful misfeasance, bad faith, gross negligence or reckless disregard of duties. Under the Acquiring Trust's Declaration of Trust, a trustee will not be personally liable to any person, except to the trust or its shareholders, in connection with trust property or the affairs of the trust, unless the trustee acted in bad faith, willful misfeasance, gross negligence or reckless disregard of the trustee's duties.

     The Acquiring Trust's Declaration of Trust provides for indemnification of trustees for the expenses of proceedings against the trustee unless:


     o the trustee acted with willful misfeasance, bad faith, gross negligence or reckless disregard of duties with respect to the trust, a series of the trust, or shareholders of the trust;

     o the trustee did not act in good faith in the reasonable belief that the trustee's actions with respect to any matter were in the best interest of the trust; or

     o the proceeding against the trustee ends in a settlement or similar disposition in which the trustee is required to make payment, unless an appropriate authority determines that the trustee did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the trustee's duties.


     The Acquiring Trust's Declaration of Trust allows the trust to purchase insurance for a trustee to provide indemnification in the event of proceedings against the trustee and also permits the trust to advance money to a trustee for the expenses of litigation. If the trustee's conduct is later found to preclude indemnification, the trustee must repay the advance to the trust.

     Under the Trust's Declaration of Trust a trustee will not be liable for claims against the trust or actions of any other trustee, officer, agent or employee of the trust unless the trustee would be liable because of willful misfeasance, bad faith, gross negligence or reckless disregard of the trustee's duties. The Trust will indemnify a trustee for the expenses of litigation against the trustee and may purchase insurance for a trustee to provide the indemnification. The trust also may advance money to the trustee for the expenses of litigation.


Voting Requirements

     The Acquiring Trust's Declaration of Trust provides that whole shares which are entitled to vote on a matter are entitled to one vote, and fractional shares which are entitled to vote on a matter are entitled to a corresponding fractional vote. There is no cumulative voting in elections for trustees.

     The Trust's Declaration of Trust provides that each whole share entitled to vote on a matter is entitled to one vote, and each fractional share entitled to vote on a matter is entitled to a proportionate fractional vote. There is no cumulative voting in elections for trustees.


Liquidation or Dissolution
     In the event of the liquidation or dissolution of a class or series of either trust, the trustees shall distribute the assets of the terminating class or series to the shareholders, according to their respective rights, after accounting for the liabilities of the terminating class or series.

                                  FISCAL YEAR

     The Worldwide Opportunities Fund operates on a fiscal year which ends June
30. The Global Growth Fund operates on a fiscal year which ends December 31.


                    MANAGEMENT AND OTHER SERVICE PROVIDERS


     Responsibility for the overall supervision of the Trust, including the Global Growth Fund, rests with the Trust's Board of Trustees. Roger Engemann and Associates serves as investment manager to the Trust. Responsibility for the overall supervision of the Acquiring Trust, including the Worldwide Opportunities Fund, rests with the Acquiring Trust's Board of Trustees. Phoenix Investment Counsel serves as the investment adviser to the Worldwide Opportunities Fund. National Securities & Research Corporation, a direct subsidiary of Phoenix Investment Partners, Ltd. (formerly known as Phoenix Duff & Phelps Corporation), acted as the adviser to the Worldwide Opportunities Fund prior to June 1, 1998. Effective June 1, 1998, National Securities & Research Corporation assigned its investment advisory contract to Phoenix Investment Counsel, Inc. Phoenix Investment Counsel, Inc. is responsible for managing the Worldwide Opportunities Fund's investment program and the day-to-day management of the domestic portion of the fund's portfolio. Aberdeen Fund Managers, Inc., is the subadviser to the fund and is responsible for the day-to-day management of the foreign holdings of the fund.

     Roger Engemann, James E. Mair and John S. Tilson are primarily responsible for the day-to-day management of the Global Growth Fund. Mr. Engemann is the President of the Global Growth Fund's adviser and Messrs. Mair and Tilson are both Executive Vice Presidents. Messrs. Engemann and Mair have been Chartered Financial Analysts since 1972. Mr. Tilson has been a Chartered Financial Analyst since 1974. The Worldwide Opportunities Fund's subadviser has a senior strategy committee which determines and monitors regional allocations across the globe on a monthly basis. A team of investment professionals selects the securities for the foreign portion of the Worldwide Opportunities Fund's portfolio. At the same time, a team of investment professionals from the Worldwide Opportunities Fund's adviser manages the United States portion of the portfolio.

     Phoenix Equity Planning Corporation serves as administrative agent of the Worldwide Opportunities Fund and the Global Growth Fund and, as such, performs administrative, bookkeeping and pricing functions. Equity Planning also acts as transfer agent for the Worldwide Opportunities Fund and the Global Growth Fund.



     State Street Bank and Trust Company acts as custodian for the Global Growth Fund. Brown Brothers Harriman & Co. serves as custodian of the Worldwide Opportunities Fund.


     PricewaterhouseCoopers LLP serve as independent accountants for each fund.




                              VOTING INFORMATION

Quorum and Voting Requirements

     This Prospectus/Proxy Statement is being furnished to the shareholders of the Global Growth Fund in connection with the solicitation by the Board of Trustees of the Trust of proxies to be used at the meeting.

     Shareholders of record of the Global Growth Fund at the close of business on August 23, 1999 will be entitled to vote at the meeting or at any adjournments thereof. As of the record date, there were 538,866.377, 209,334.172 and 163,182.865 issued and outstanding Class A, Class B and Class C shares, respectively, of the Global Growth Fund. Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held. Shareholders of the Global Growth Fund will vote together as a single class on the reorganization proposal. The holders of forty percent (40%) of the shares entitled to vote at the close of business on the record date present in person or represented by proxy will constitute a quorum for the meeting. A quorum being present, the approval of the reorganization proposal requires the affirmative vote of a majority of the outstanding shares of the Global Growth Fund. For purposes of determining the presence of a quorum for transacting business at the meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Global Growth Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposal.


     If either (a) a quorum is not present at the meeting or (b) a quorum is present but sufficient votes in favor of the reorganization proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the reorganization proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the reorganization proposal against such adjournment.

     The meeting may be adjourned from time to time by a majority of the votes properly cast upon the question of adjourning to another date and time, whether or not a quorum is present, and the meeting may be held as adjourned within a reasonable time after the date set for the original meeting without further notice.

     The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to the reorganization proposal, the shares will be voted in favor of the reorganization proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the meeting.

     Approval of the reorganization proposal by the shareholders of the Global Growth Fund is a condition of the consummation of the reorganization. If the reorganization is not approved, the Global Growth Fund will continue as a series of the Trust and the Board of Trustees of the Trust may consider other alternatives in the best interests of the shareholders of the Global Growth Fund.

Revocation of Proxies
     Any shareholder who has given a proxy has the right to revoke the proxy any time prior to its exercise

     o by written notice of the proxy's revocation to the Secretary of the Trust at the above address prior to the meeting;

     o by the subsequent execution and return of another proxy prior to the meeting;

     o  by submitting a subsequent telephone vote; or

     o by being present and voting in person at the meeting and giving oral notice of revocation to the Chairman of the meeting.

No Appraisal Rights
     The staff of the SEC has taken the position that any rights to appraisal arising under state law are preempted by the provisions of the 1940 Act and Rule 22c-1 thereunder, which generally requires that shares of a registered open-end investment company be valued at their next determined net asset value.



Solicitation of Proxies

     In addition to solicitation of proxies by mail, officers of the Trust and officers and regular employees of Phoenix Investment Counsel, Inc., affiliates of Phoenix Investment Counsel, Inc., or other representatives of the Trust may also solicit proxies by telephone or telegram or in person. The Trust may also use a proxy solicitation firm to assist with the mailing and tabulation effort and any special, personal solicitation of proxies.


     Shareholders of the Global Growth Fund may be asked by the proxy solicitor's representatives to cast their votes by authorizing the execution of a proxy by telephone. Shareholders will either be contacted by a representative of the proxy solicitor using information derived from a shareholder list provided by the Trust or shareholders may be sent a written communication or left a telephone message asking the shareholder to telephone the solicitor at a designated toll-free number. In all such cases, the representative of the solicitor will ask for the shareholder's full name and address, the last four digits of the shareholder's social security number or employer identification number, the person's title (in the case of a corporate shareholder) and confirmation that the person is authorized to direct the voting of the shares. The shareholder will be asked to confirm that the Prospectus/Proxy Statement and proxy form have been received. If answered in the affirmative, the solicitor representative will advise the shareholder that the shareholder may authorize the execution of a proxy over the telephone and ask the shareholder if the shareholder desires to authorize the execution of a proxy at that time. Telephone conversations will be recorded. If the shareholder chooses to proceed, the representative of the solicitor will then ask the shareholder if the shareholder wishes to support the reorganization proposal. If answered in the affirmative, the solicitor will read the reorganization proposal to the shareholder and ask for such shareholder's voting instruction on the reorganization proposal.

     Although the representative of the solicitor will assist with any questions, the answers to which are contained in the Proxy Statement, the representative of the solicitor will not make recommendations on how to vote on the reorganization proposal. Finally, the representative of the solicitor will explain that the solicitor will execute a written proxy as the shareholder's agent in accordance with the shareholder's instructions and will forward the proxy to the Trust. Within 72 hours after each telephone call, the solicitor will send to each shareholder who used the telephone proxy voting method a written confirmation of the shareholder's instructions. The shareholder will be asked to contact the solicitor immediately if the shareholder's instructions have not been properly recorded.


     If a shareholder wishes to participate in the meeting, but does not wish to authorize the execution of a proxy by telephone, the shareholder may still submit the proxy form included with this Prospectus/Proxy Statement or attend the meeting in person.



     The costs of the meeting, such as the preparation and mailing of the notice, the Prospectus/Proxy Statement and the proxy, and the solicitation of proxies, including reimbursement to persons who forward proxy materials to their clients, and the expenses connected with the solicitation of these proxies in person, by telephone, or by telegraph, will be borne by Phoenix Investment Partners, Ltd. The costs of any additional solicitation and of any adjourned session of the meeting will also be borne by Phoenix Investment Partners, Ltd. Phoenix Investment Partners, Ltd. will reimburse banks, brokers, and other persons holding Global Growth Fund shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such Global

Growth Fund shares. D.F. King, a proxy solicitation firm, has been engaged by Phoenix Investment Partners, Ltd. to act as solicitor and will receive fees estimated at $8,000, plus reimbursement of out-of-pocket expenses.


Ownership of Voting Securities

     Based on holdings and total shares outstanding as of June 30, 1999, the trustees and officers of the Trust owned as a group 6.59% of the outstanding voting securities of the Global Growth Fund. If the reorganization were consummated as of June 30, 1999, the trustees and officers of the Trust would own less than 1% of the outstanding voting securities of the Combined Worldwide Opportunities Fund based on their holdings and total shares outstanding as of June 30, 1999. Based on holdings and total shares outstanding as of June 30, 1999, Merrill Lynch, Pierce, Fenner & Smith Inc., 4800 Deer Lake Drive East Jacksonville, Florida 32246-6485, owned of record 5% or more of the outstanding shares of the Global Growth Fund. Upon consummation of the proposed transactions, Merrill Lynch will own approximately 1.44% of the outstanding shares of the Combined Worldwide Opportunities Fund. Based on holdings and total shares outstanding as of June 30, 1999, no person would own beneficially or of record 5% or more of the total shares outstanding of the Combined Worldwide Opportunities Fund.


     THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES OF THE TRUST, RECOMMEND YOU APPROVE THE PLAN OF REORGANIZATION.

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES.


                    ADDITIONAL INFORMATION ABOUT THE FUNDS


     Additional information about the Worldwide Opportunities Fund, and the Acquiring Trust is included in the Worldwide Opportunities Fund Prospectus accompanying this document and is incorporated by reference herein. Further information about the Worldwide Opportunities Fund and the Acquiring Trust is included in the Statement of Additional Information for the Worldwide Opportunities Fund, dated September 16, 1999, which has been filed with the Commission and is incorporated by reference herein. A copy of the Worldwide Opportunities Fund's Statement of Additional Information may be obtained without charge by contacting Phoenix Equity Planning Corporation at 100 Bright Meadow Boulevard, Post Office Box 2200, Enfield, Connecticut 06083-2200, or by telephoning Phoenix Equity Planning Corporation toll-free at 1-800-243-4361.

     Additional information about the Global Growth Fund is included in the current Prospectus for the Global Growth Fund dated May 1, 1999. A copy of the Global Growth Fund Prospectus has been filed with the Commission, and is incorporated by reference herein. Further information about the Global Growth Fund is included in the Statement of Additional Information for the Global Growth Fund dated May 1, 1999, which also has been filed with the Commission and is incorporated by reference herein. A copy of the Global Growth Fund's Prospectus and Statement of Additional Information may be obtained without charge by contacting Phoenix Equity Planning Corporation at 100 Bright Meadow Boulevard, Post Office Box 2200, Enfield, Connecticut 06083-2200, or by telephoning Phoenix Equity Planning Corporation toll-free at 1-800-243-4361.



                                 MISCELLANEOUS

Available Information
     The Acquiring Trust and the Trust are each registered under the 1940 Act and are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and, in accordance therewith, files reports, proxy materials, and other information with the SEC. Such reports, proxy materials, and other information can be inspected at the Securities and Exchange Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 as well as at the following regional offices: New York Regional Office, 75 Park Place, Room 1228, New York, NY 10007; and Chicago Regional Office, Northwestern Atrium Center, 500 Madison Street, Suite 1400, Chicago, IL 60661. Copies of such material also can be obtained from the Public Relations Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The SEC maintains a Web Site (http://www.sec.gov) that contains this Prospectus, Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.


Management's Discussion of the Worldwide Opportunities Fund's Performance for the Year Ended June 30, 1999
     The Worldwide Opportunities Fund is appropriate for investors seeking long-term capital appreciation by investing primarily in a diversified portfolio of equity securities throughout the world. The Worldwide Opportunities Fund essentially focuses on quality companies with strong management, solid growth prospects and attractive relative valuations. Investors should note that foreign investments pose added risks, such as currency fluctuation, less public disclosure, as well as economic and political risks.

     For the 12 months ended June 30, 1999, Class A shares of the Worldwide Opportunities Fund returned 8.90% and Class B shares returned 7.99% compared with a return of 15.67% for the Worldwide Opportunities Fund's benchmark index, the MSCI World Index (net of foreign dividends). All performance figures assume reinvestment of distributions and exclude the effect of sales charges.


     The Worldwide Opportunities Fund underperformed the benchmark because early in the year, the portfolio was underweighted in the two regions that performed best, the United States and Japan, and overweighted in the UK and Europe, which did not perform as well. The strength of the Japanese yen helped the performance of the Worldwide Opportunities Fund's Japanese holdings, while European performance was damaged by the significant weakness of the euro against the dollar since the euro's inception in January 1999. In the second half of last year, the Worldwide Opportunities Fund reduced its large overweighting in European equities. This area had resulted in substantial outperformance, but concern remained that valuations had advanced too quickly in many instances. The Worldwide Opportunities Fund took profits in Europe and reinvested the proceeds in the United States where the Worldwide Opportunities Fund had been heavily underweighted and Japan where the Worldwide Opportunities Fund had previously no holdings. This strategy proved successful; however, the changes that were made still resulted in an underweighted position in those regions, albeit not as drastic as the previous situation.


     The portfolio managers believe the Asian economies have now bottomed out, with many governments raising their growth forecasts for the year. Inflation should not be a concern in the major economies and the central banks should continue to keep interest rates low in order to ignite domestic demand. Restructuring efforts are continuing, although at a slower than desired pace. While there has been a strong resurgence in Asian stock markets, there are still some considerable risks remaining: a possible Chinese currency devaluation; a deterioration of the Japanese economy; any backtracking on economic reform. However, the portfolio management team continues to believe that any pullback is a good buying opportunity as improving macro fundamentals, restructing, and corporate earnings will provide support for the regional stock markets.

     The major surprise for financial markets over the first half of the year was the much stronger-than-anticipated performance of the global economy. Although global growth prospects have improved considerably, risks have not entirely disappeared. Asia's two largest economies, Japan and China, remain beset with severe structural problems, while U.S. financial imbalances continue to grow.

     With U.S. domestic demand booming, the Asian demand cycle shaping up as a classic 'V' and virtually the rest of the world experiencing upgrades to growth forecasts, the global economy is generally expected to expand by around 21/2%-3% both this year and next. The main reason why 2000 will not show that much of an improvement over the current year can be ascribed to Y2K spending borrowing from next year's growth.


     Unsurprisingly, with the much improved economic background, market concerns have shifted, with risks of inflation replacing the worries of deflation. While a cyclical upturn in prices is expected through next year, certainly as PPI inflation reasserts itself, core inflation pressures will remain subdued.


     Financial markets have reacted typically to the "growth surprises" with bond yields rising sharply and industrial/ cyclical economies and stocks recovering strongly from their battering since the Asian crisis erupted in mid-1997. In the immediate future there is little reason to expect any major changes to these general trends. The Fed's message accompanying the recent 25 basis point hike in the Fed Funds rate to 5.00% was interpreted by financial markets as inferring that there would be no aggressive tightening of policy. If correct, bond markets are unlikely to rally any further from their current 5.99% and pressure on bonds is likely to build without evidence of slowing domestic demand. Even so, enthusiasm on Wall Street could be extended with hopes of good profit growth, further merger and acquisition activity and a Fed chairman seemingly well disposed toward equity investors and expected to deliver only a modest tightening of monetary policy. In much of the rest of the world, the need for a more restrictive stance is some way off and indeed, monetary policy is either loose or still loosening. Overall, such monetary conditions (allied to recovering economies) present a propitious background for most equity markets and for further outperformance by economically sensitive stocks, but a testing time for bonds.


     With the U.S. equity and bond markets initially both reacting favorable to the Fed's latest move, there is now a greater rather than lesser chance of a series of rate increases being required. The risk must be that the financial markets underestimate the extent to which the Fed needs to raise rates, causing further bond weakness at a time of already very extended U.S. valuations. Thus, the risks to the U.S. markets are growing, and given the close correlation of most leading equity markets, all world markets would be vulnerable to a U.S. setback of any substance.


     In Europe, a German recovery is now under way, which should be the catalyst for improved relative performance from regional stock markets and the currency. While UK valuations are no longer cheap, the technical position remains highly supportive and investment bankers' powers of persuasion have shown few signs of waning in UK boardrooms.


     In the Far East, Japan's longer-term prospects will benefit from the growing acceptance of the new business model based on profitability, but near-term economic worries remain. Asia Pacific (e.g. Hong Kong) is much less vulnerable to U.S. developments with the freeing of most local currencies, and, while Latin America is more exposed, debt spreads are already pricing in considerable risk.


     With the U.S. tightening monetary policy, prospects outside the U.S. appear more favorable. Liquidity should continue to drive Far Eastern and emerging markets forward, while Europe remains our favored area.

Average Annual Total Returns(1) for Period Ending 6/30/99




                                                                              Inception     Inception
                                   1 Year        5 Years       10 Years      to 6/30/99       Date
                                ------------   -----------   ------------   ------------   ----------
Class A Shares at NAV(2)             8.90%         15.99%        11.77%      9.58%               --
Class A Shares at POP(3)             3.73          14.86         11.23       9.45                --
Class B Shares at NAV(2)             7.99            N/A           N/A      14.75           7/15/94
Class B Shares with CDSC(4)          4.66            N/A           N/A      14.52           7/15/94
Class C Shares at NAV(2)              N/A            N/A           N/A      11.68          12/16/98
Class C Shares with CDSC(4)           N/A            N/A           N/A      10.79          12/16/98
MSCI World Index(8)                 15.67          16.75         11.48      Note 5           Note 5
S&P 500 Stock Index(9)              22.71          27.93         18.78      Note 6           Note 6


                       Worldwide Opportunities at 6/30/99


Growth of $10,000




                  Phoenix-Aberdeen
              Worldwide Opportunities          MSCI             S&P 500
   Date              Class A(7)           World Index(8)     Stock Index(9)
----------   -------------------------   ----------------   ---------------
06/30/89                9,525                10,000              10,000
06/30/90                9,733                10,709              11,632
06/30/91                9,220                10,185              12,493
06/30/92                9,721                10,615              14,174
06/30/93               10,831                12,393              16,103
06/30/94               13,805                13,663              16,319
06/30/95               14,707                15,120              20,579
06/30/96               17,852                17,908              25,954
06/30/97               20,244                21,897              34,974
06/30/98               26,611                25,626              45,571
06/30/99               28,979                29,641              55,919



     This Growth of $10,000 chart assumes an initial investment of $10,000 made on 6/30/89 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.
----------------


(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.

(2) NAV (Net Asset Value) total returns do not include the effect of any sales charge.

(3) POP (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.


(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for Class B shares decline from 5% to 0% over a five year period. CDSC charges for Class C shares are 1% in the first year and 0% thereafter.

(5) Index performance is 16.61% for Class B shares (since 7/31/94) and 8.51% for Class C shares (since 12/31/98).

(6) Index performance is 27.57% for Class B shares (since 7/15/94) and 18.77% for Class C shares (since 12/16/98).


(7) This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B Shares will vary due to differing sales charges.

(8) The Morgan Stanley Capital International (MSCI) World Index (net of foreign dividends) is an unmanaged, commonly used measure of total return global market performance. The Index's performance does not reflect sales charges.


(9) The S&P 500 Index is an unmanaged commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.
   All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Country Weightings 6/30/99
     As a percentage of equity holdings:



             United States                                  34%
             United Kingdom                                 14%
             France                                          9%
             Japan                                           6%
             Germany                                         6%
             Netherlands                                     4%
             Sweden                                          4%
             Other                                          23%


TEN LARGEST HOLDINGS AT JUNE 30, 1999 (AS A PERCENTAGE OF TOTAL ASSETS)



 1.   Honeywell, Inc.                                                            1.5%
      SUPPLIES PRODUCTS, SYSTEMS AND SERVICES TO CONSERVE ENERGY AND PROTECT
      THE ENVIRONMENT
 2.   AT&T Corp.                                                                 1.3%
      PROVIDES VOICE, DATA AND VIDEO TELECOMMUNICATIONS SERVICES
 3.   United Overseas Bank Ltd.                                                  1.2%
      PROVIDES A FULL RANGE OF COMMERCIAL BANKING AND FINANCIAL SERVICES WITHIN
      SINGAPORE
 4.   Citigroup, Inc.                                                            1.1%
      DIVERSIFIED FINANCIAL SERVICES HOLDING COMPANY
 5.   SLM Holding Corp.                                                          1.1%
      PROVIDES FUNDING AND SERVICING SUPPORT FOR HIGHER EDUCATION LOANS
 6.   Goodrich (B.F.) Co. (The)                                                  1.1%
      SUPPLIES SYSTEMS AND COMPONENTS PARTS FOR THE AEROSPACE INDUSTRY
 7.   Bank of America Corp.                                                      1.1%
      PROVIDES BANKING AND NON-BANKING FINANCIAL SERVICES
 8.   Diamonds Trust, Series I                                                   1.1%
      LONG TERM INVESTMENT TRUST
 9.   Waste Management, Inc.                                                     1.0%
      PROVIDES COLLECTION, TRANSFER, RECYCLING AND RESOURCE RECOVERY SERVICES
10.   Morgan (J.P.) & Co., Inc.                                                  1.0%
      GLOBAL FINANCIAL SERVICES FIRM

Legal Matters
     Certain legal matters in connection with the issuance of the shares of the Worldwide Opportunities Fund will be passed upon by Goodwin, Procter & Hoar LLP.

Additional Financial Information
     The table set forth below presents certain financial information for the Worldwide Opportunities Fund. This information is derived from the Worldwide Opportunities Fund audited financial statements for the year ended June 30, 1999. The data should be read in conjunction with the audited financial statements and related notes, which are included in the Statement of Additional Information related to this Prospectus/Proxy Statement. The financial highlights for the Worldwide Opportunities Fund for prior periods are contained in the Worldwide Opportunities Fund Prospectus, and the financial statements for the Worldwide Opportunities Fund for prior periods are contained in the Acquiring Trust's Annual Report to Shareholders which are included in the Statement of Additional Information related to this Prospectus Proxy/ Statement.

PHOENIX WORLDWIDE OPPORTUNITIES FUND
Financial Highlights
(Selected data for a share outstanding throughout the period indicated)



                                                            Year Ended June 30, 1999
                                             ------------------------------------------------------
                                                  Class A            Class B            Class C
                                             ----------------   ----------------   ----------------
Net asset value, beginning of period            $  12.40           $  12.04           $  11.62
Income from investment operations(5)
 Net investment income                              0.01 (1)           (.07)(1)             --
 Net realized and unrealized gain (loss)            0.90               0.85               1.18
                                                -----------        --------           --------
  Total from investment operations                  0.91               0.78               1.18
                                                -----------        --------           --------
Less distributions
 Dividends from net investment income                 --                 --                 --
 Dividends from net realized gains                 (2.38)             (2.38)             (2.38)
                                                -----------        --------           --------
  Total distributions                              (2.38)            ( 2.38)             (2.38)
                                                -----------        --------           --------
Change in net asset value                          (1.47)            ( 1.60)             (1.20)
                                                -----------        --------           --------
Net asset value, end of period                  $  10.93           $  10.44           $  10.42
                                                ===========        ========           ========
Total return(2)                                     8.90%              7.99%             11.68%(3)
Ratios/supplemental data:
 Net assets, end of period (thousands)          $192,619           $ 12,351           $    838
Ratio to average net assets of:
 Expenses                                           1.45%              2.21%              2.28%(4)
 Net investment income (loss)                       0.07%             (0.65%)             0.04%(4)
Portfolio turnover rate                              166%               166%               166%(3)


----------------

(1) Computed using average shares outstanding.

(2) Maximum sales charges are not reflected in the total return calculation.

(3) Not annualized.


(4) Annualized.

(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

                                OTHER BUSINESS

     The Board of Trustees of the Trust knows of no business to be brought before the meeting other than the matters set forth in this Prospectus/Proxy Statement. Should any other matter requiring a vote of Global Growth Fund shareholders arise, however, the proxies will vote thereon according to their best judgment in the interests of the Global Growth Fund and the shareholders of the Global Growth Fund.

                                  APPENDIX A

                     AGREEMENT AND PLAN OF REORGANIZATION


     THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this 4th day of August, 1999, by and between PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND (the "Worldwide Opportunities Trust"), a Massachusetts business trust with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of the Phoenix-Aberdeen Worldwide Opportunities Fund, the sole portfolio series thereof (the "Acquiring Fund") and THE PHOENIX-ENGEMANN FUNDS (the "Phoenix-Engemann Trust"), a Massachusetts business trust with its principal place of business at 600 North Rosemead Boulevard, Pasadena, California 91107-2133, on behalf of the Phoenix-Engemann Global Growth Fund, a portfolio series thereof (the "Acquired Fund").

     All references in this Agreement to action taken by the Acquiring Fund or the Acquired Fund shall be deemed to refer to action taken by the Worldwide Opportunities Trust or the Phoenix-Engemann Trust, on behalf of the respective portfolio series.

     This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by the Acquired Fund of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for Class A, Class B and Class C shares of beneficial interest in the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

     WHEREAS, the Worldwide Opportunities Trust and the Phoenix-Engemann Trust are each open-end, registered investment companies of the management type;

     WHEREAS, the Board of Trustees of the Worldwide Opportunities Trust has determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

     WHEREAS, the Board of Trustees of the Phoenix-Engemann Trust has determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:


1. THE TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL THE LIABILITIES OF THE ACQUIRED FUND AND THE LIQUIDATION OF THE ACQUIRED FUND

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all or substantially all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in Article 2 and (ii) to assume all the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").


     1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date").


     1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Acquired Fund, prepared by Phoenix Equity Planning Corporation, in its capacity as financial agent for the Acquired Fund as of the Valuation Date (as defined in paragraph 2.1) in accordance with generally accepted accounting principles consistently applied from the prior audited period.


     1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute pro rata to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares of the corresponding class due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.2. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.


2. VALUATION

     2.1 The value of the Acquired Fund's net assets to be acquired by the Acquiring Fund hereunder and the net asset value of Acquiring Fund Shares of each class shall be computed as of immediately after the close of business of the New York Stock Exchange on the Closing Date (such time and date being hereinafter called the ("Valuation Date")), using the valuation procedures set forth in the Acquiring Fund's Declaration of Trust and then-current prospectus or statement of additional information.


     2.2 The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets and the assumption of liabilities shall be determined by dividing the value of the net assets of the Acquired Fund attributable to each class of shares of the Acquired Fund by the net asset value of an Acquiring Fund Share of the corresponding class.


3. CLOSING AND CLOSING DATE

     3.1 The Closing Date shall be the next Friday that is a full business day following satisfaction (or waiver as provided herein) of all of the conditions set forth in Articles 6, 7, and 8 of this Agreement (other than those conditions which may by their terms be satisfied only at the Closing), or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of Phoenix Investment Counsel, Inc. ("PIC"), 56 Prospect Street, Hartford, Connecticut 06115-0480, or at such other time and/or place as the parties may agree.

     3.2 The Phoenix-Engemann Trust shall cause Phoenix Equity Planning Corporation (the "Transfer Agent"), transfer agent of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares of each class owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Phoenix-Engemann Trust or provide evidence satisfactory to the Phoenix-Engemann Trust that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.


4. REPRESENTATIONS AND WARRANTIES
   4.1 The Phoenix-Engemann Trust represents and warrants to the Worldwide Opportunities Trust as follows:

     (a) The Phoenix-Engemann Trust is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts.

     (b) The Phoenix-Engemann Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the
   "Commission"), as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the registration of its shares under the Securities Act of 1933, as amended (the "1933 Act"), are in full force and effect.

     (c) The Phoenix-Engemann Trust is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking relating to the Acquired Fund.

     (d) The Acquired Fund has no material contracts or other commitments (other than this Agreement) which will be terminated with liability to the Acquired Fund prior to the Closing Date.

     (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

     (f) The Statement of Assets and Liabilities of the Acquired Fund at December 31, 1998 has been audited by PricewaterhouseCoopers, LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied and such statement (copies of which have been furnished to Worldwide Opportunities Trust,) fairly reflects the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein.

     (g) Since December 31, 1998, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (g), a decline in net asset value per share of the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change.


     (h) All Federal and other tax returns and reports of the Acquired Fund required by law to have been filed have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.


     (i) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such.


     (j) All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund (recognizing that, under Massachusetts law, Acquired Fund Shareholders could, under certain circumstances be held personally liable for obligations of the Acquired Fund). The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares (except for the conversion feature of the Class B shares into Class A shares as described in the current prospectus of the Acquired Fund).


     (k) The execution, delivery and performance of this Agreement has been duly authorized prior to the Closing Date by all necessary action on the part of the Board of Trustees of the Phoenix-Engemann Trust, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Phoenix-Engemann Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights, and to general equity principles.


4.2 The Worldwide Opportunities Trust represents and warrants to the Phoenix-Engemann Trust as follows:
     (a) The Worldwide Opportunities Trust is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts.


     (b) The Worldwide Opportunities Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission, as an investment company under the 1940 Act, and the registration of its shares under the 1933 Act are in full force and effect.


     (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.


     (d) The Worldwide Opportunities Trust is not, and the execution, delivery and performance of this Agreement will not result in a material violation of the Acquiring Fund's Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking relating to the Acquiring Fund.

     (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated.


     (f) The Statement of Assets and Liabilities of the Acquiring Fund at June 30, 1998, has been audited by PricewaterhouseCoopers, LLP, independent accountants and is in accordance with generally accepted accounting principles consistently applied and such statement (copies of which have been furnished to the Phoenix-Engemann Trust), fairly reflects the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.


     (g) Since June 30, 1998, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (g), a decline in net asset value per share of the Acquiring Fund Shares, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders, shall not constitute a material adverse change.


     (h) All Federal and other tax returns and reports of the Acquiring Fund required by law to have been filed have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.


     (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such.


     (j) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund (recognizing that, under Massachusetts law, Acquiring Fund shareholders could under certain circumstances be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares (except for the conversion feature of the Class B shares into Class A shares as described in the current prospectus of the Acquiring Fund).


     (k) The execution, delivery and performance of this Agreement has been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Worldwide Opportunities Trust and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights, and to general equity principles.


     (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement at the Closing Date have been duly authorized.

5. COVENANTS OF THE ACQUIRING FUND, AND THE ACQUIRED FUND
     5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, the dividends contemplated by Section 8.6 hereof, and any other distribution that may be advisable.

     5.2 The Phoenix-Engemann Trust will call a meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 The Acquired Fund covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.


     5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares

     5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     5.6 The Phoenix-Engemann Trust will provide the Acquiring Fund with information reasonably necessary for the preparation of a registration statement on Form N-14 of the Worldwide Opportunities Trust (the "Registration Statement"), such Registration Statement to consist of, without limitation, a prospectus (the "Prospectus") that includes a proxy statement of the Acquired Fund (the "Proxy Statement").

     5.7 The Worldwide Opportunities Trust agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state blue sky or securities laws as may be necessary in order to continue the operations of the Acquiring Fund after the Closing Date.

6. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND
     The obligations of the Phoenix-Engemann Trust to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Worldwide Opportunities Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date, and, in addition thereto, to the following further conditions:

     6.1 All representations and warranties of the Worldwide Opportunities Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

     6.2 The Worldwide Opportunities Trust shall have delivered to the Phoenix-Engemann Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Phoenix-Engemann Trust, and dated as of the Closing Date, to the effect that the representations and warranties of the Worldwide Opportunities Trust made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Phoenix-Engemann Trust shall reasonably request.

     6.3 The Acquiring Fund Shares to be issued and delivered to the Acquiring Fund, for the account of the Acquired Fund Shareholders when so issued and delivered, shall be duly and validly issued, and shall be fully paid and non-- assessable by the Acquiring Fund (recognizing that, under Massachusetts law, shareholders of the Acquiring Fund could under certain circumstances be held personally liable for its obligations);


     6.4 The Proxy Statement and Prospectus (only insofar as they relate to the Acquiring Fund), on the effective date of the Registration Statement and on the Closing Date, (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and the regulations thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement herein in light of the circumstances under which such statements were made, not materially misleading.


7. CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND
     The obligations of the Worldwide Opportunities Trust to complete the transactions provided for herein shall be subject, at its election, to the performance by the Phoenix-Engemann Trust and the Acquired Fund of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following conditions:


     7.1 All representations and warranties of the Phoenix-Engemann Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.


     7.2 The Phoenix-Engemann Trust shall have delivered to the Worldwide Opportunities Trust a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Acquired Fund; and


     7.3 The Phoenix-Engemann Trust shall have delivered to the Worldwide Opportunities Trust on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Worldwide Opportunities Trust, and dated as of the Closing Date, to the effect that the representations and warranties of the Phoenix-Engemann Trust made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Worldwide Opportunities Trust shall reasonably request.


     7.4 The Acquired Fund shall have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder, and, upon delivery and payment for such assets.


     7.5 The Proxy Statement and Prospectus (other than information therein that relates to the Worldwide Opportunities Trust or the Acquiring Fund), on the effective date of the Registration Statement and on the Closing Date (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, the 1940 Act and the regulations thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.


8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND
     The obligations of the Phoenix-Engemann Trust and the Worldwide Opportunities Trust to consummate the transactions contemplated by this Agreement shall be subject, at their election (except as provided in paragraphs
8.1 and 8.5 below) to the following conditions:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the holders of the outstanding shares of beneficial interest in the Acquired Fund in accordance with the provisions of the Declaration of Trust and By-Laws of the Phoenix-Engemann Trust and certified copies of the resolutions evidencing such approval shall have been delivered to the Worldwide Opportunities Trust. Notwithstanding anything herein to the contrary, neither the Worldwide Opportunities Trust nor the Phoenix-Engemann Trust may waive the conditions set forth in this paragraph 8.1;

     8.2 On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Worldwide Opportunities Trust or the Phoenix-Engemann Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent order or permit would not involve a risk of a material adverse effect on the assets or properties of the Worldwide Opportunities Trust or the Phoenix-Engemann Trust.

     8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.5 The parties shall have received an opinion from the law firm of Goodwin, Procter & Hoar LLP addressed to the Worldwide Opportunities Trust and Phoenix-Engemann Trust substantially to the effect that the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by the law firm of Goodwin, Procter & Hoar LLP of representations it shall request of the Worldwide Opportunities Trust and the Phoenix-Engemann Trust. Notwithstanding anything herein to the contrary, neither the Worldwide Opportunities Trust nor the Phoenix-Engemann Trust may waive the condition set forth in this paragraph 8.5.

     8.6 At or immediately prior to the Closing, the Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund Shareholders all of such Acquired Fund's investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

9. BROKERAGE FEES AND EXPENSES
     9.1 The Worldwide Opportunities Trust and the Phoenix-Engemann Trust each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 All of the expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by PIC.

10. ENTIRE AGREEMENT
     10.1 The Worldwide Opportunities Trust and the Phoenix-Engemann Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11. TERMINATION
     This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either the Worldwide Opportunities Trust or the Phoenix-Engemann Trust, or their respective Trustees or officers, to the other party.


12. AMENDMENTS
     This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Phoenix-Engemann Trust and the Worldwide Opportunities Trust; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Phoenix-Engemann Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.


13. NOTICES
     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.


14. HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY
     14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

   14.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

     14.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.5 It is expressly agreed that the obligations of the Phoenix-Engemann Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Phoenix-Engemann Trust personally, but shall bind only the trust property of the Phoenix-Engemann Trust, as provided in the Declaration of Trust of the Phoenix-Engemann Trust. The execution and delivery by such officers of the Phoenix-Engemann Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in the Declaration of Trust of the Phoenix-Engemann Trust. The Phoenix-Engemann Trust is a series company with multiple series, and has entered into this Agreement on behalf of one such series, the Acquired Fund. With respect to any obligation of the Phoenix-Engemann Trust arising hereunder, the Worldwide Opportunities Trust and the Acquiring Fund shall look for payment or satisfaction of such obligations solely to the assets and property of the Acquired Fund.

     14.6 It is expressly agreed that the obligations of the Worldwide Opportunities Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Worldwide Opportunities Trust personally, but shall bind only the trust property of the Worldwide Opportunities Trust, as provided in the Declaration of Trust of the Worldwide Opportunities Trust. The execution and delivery by such officers of the Worldwide Opportunities Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Worldwide Opportunities Trust as provided in the Declaration of Trust of the Worldwide Opportunities Trust. The Worldwide Opportunities Trust is a series company with a sole portfolio series, the Acquiring Fund and has entered into this Agreement on behalf of such series. With respect to any obligation of the Worldwide Opportunities Trust arising hereunder, the Phoenix-Engemann Trust and the Acquired Fund shall look for payment or satisfaction of such obligations solely to the assets and property of the Acquiring Fund.

     14.7 The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein as set forth in Paragraph 6.1 and 7.1.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed hereto and arrested by its Secretary or Assistant Secretary.

                                          PHOENIX WORLDWIDE OPPORTUNITIES FUND,
                                          on behalf of the Phoenix Income and
                                          Growth Fund

ATTEST:


/s/ G. Jeffrey Bohne
------------------------------
G. Jeffrey Bohne
Secretary

By: /s/ Philip R. McLoughlin
      --------------------------------
      Name: Philip R. McLoughlin
      Title: President

                                       PHOENIX-ENGEMANN FUNDS, on behalf of the Phoenix-Engemann Global Growth Fund


ATTEST:

/s/ T. Tina L. Mitchell
---------------------------------
Tina L. Mitchell
Secretary

By: /s/ Roger Engemann
      --------------------------------
      Name: Roger Engemann
      Title: President

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE


-----------------------------------
PHOENIX-ENGEMANN GLOBAL GROWTH FUND
-----------------------------------


CONTROL NUMBER:
RECORD DATE SHARES:

                                                           |--------------------
    Please be sure to sign and date this Proxy.            | Date
-----------------------------------------------------------|--------------------


------Shareholder sign here ----------------- Co-owner sign here ---------------

DETACH CARD


                                              For       Against     Abstain
1. To approve the Agreement and Plan of       [  ]       [   ]       [   ]
   Reorganization, dated August 4, 1999,
   and the transactions it contemplates,
   including (a) the transfer of all or
   substantially all of the assets of the
   Global Growth Fund to
   Phoenix-Abardeen Worldwide
   Opportunities Fund (the "Worldwide
   Opportunities Fund") in exchange solely
   for shares of the corresponding class of the Worldwide Opportunities Fund and the assumption by the Worldwide
   Opportunities Fund of all the liabilities of the Global Growth Fund and (b) the distribution of the shares of the Worldwide Opportunities Fund so received to shareholders of the Global
   Growth Fund.
2. To consider and act upon any other business as may properly come before the meeting and any adjournment thereof.

   To avoid the expense of adjourning the meeting to a subsequent date, please return this proxy in the enclosed self-addressed, postage-paid envelope.

   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF
   TRUSTEES OF THE PHOENIX-ENGEMANN FUNDS, WHICH
   RECOMMENDS A VOTE FOR THE PROPOSAL.

                                                   DETACH CARD

                      PHOENIX-ENGEMANN GLOBAL GROWTH FUND

                          600 North Rosemead Boulevard
                        Pasadena, California 91107-2133

                  PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

                                October 20, 1999

The undersigned shareholder of the Phoenix-Engemann Global Growth Fund (the "Global Growth Fund"), revoking any and all previous proxies heretofore given for shares of the Global Growth Fund held by the undersigned, does hereby appoint Roger Engemann and Tina L. Mitchell, each and any of them, with full power of substitution each, to be the attorneys and proxies of the undersigned, to attend the special meeting of the shareholders of the Global Growth Fund to be held on the 20th day of October, 1999, at 10:00 A.M. local time, at the offices of Phoenix Equity Planning Corporation, 101 Munson Street, Greenfield, Massachusetts 01301, and any adjournments thereof and to represent and direct shares of each class of the Global Growth Fund held by the undersigned as of the record date for the meeting for the proposal specified on the reverse side.

To avoid the expense of adjourning the meeting to a subsequent date, please return this proxy in the enclosed self addressed, postage-paid envelope. In the alternative, you may vote by telephone by calling toll-free 1-877-779-8683 and following the recorded instructions. Prompt voting by shareholders will save the Global Growth Fund and shareholders the costs associated with further solicitation.

This proxy, if properly executed, will be voted in the manner as directed herein by the undersigned shareholder. Unless otherwise specified on the reverse side in the boxes provided, the undersigned's vote will be cast "FOR" the proposal. If no direction is made for the proposal, this proxy will be voted "FOR" the proposal. If no direction is made for the proposal, this proxy will be voted "FOR" the proposal. In their discretion, the proxies are authorized to transact and vote upon such other matters and business as may come before the meeting or any adjournments thereof.

                       STATEMENT OF ADDITIONAL INFORMATION

                          Acquisition of the Assets of

                       PHOENIX-ENGEMANN GLOBAL GROWTH FUND
                                   a series of
                           The Phoenix-Engemann Funds
                          600 North Rosemead Boulevard
                         Pasadena, California 91107-2133
                                 (626) 351-9686

                        By and in Exchange for Shares of

                  PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND
                                   a series of
                  Phoenix-Aberdeen Worldwide Opportunities Fund
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574

         This Statement of Additional Information, relating specifically to the proposed transfer of all or substantially all of the assets and all the liabilities of the Phoenix-Engemann Global Growth Fund, a series of The Phoenix-Engemann Funds, to the Phoenix-Aberdeen Worldwide Opportunities Fund, the sole portfolio series of the Phoenix-Aberdeen Worldwide Opportunities Fund, in exchange for shares of the corresponding class of the Worldwide Opportunities Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

     (1) the Statement of Additional Information of the Phoenix-Aberdeen Worldwide Opportunities Fund dated December 16, 1998;

     (2) the Statement of Additional Information of The Phoenix-Engemann Funds dated May 1, 1999;

     (3) the Annual Report of the Phoenix-Aberdeen Worldwide Opportunities Fund for the year ended June 30, 1999;

     (4) the Annual Report of The Phoenix-Engemann Funds for the year ended December 31, 1998;

     (5) the Semiannual Report of The Phoenix-Engemann Funds for the six-month period ended June 30, 1999; and

     (6)  the Pro Forma Financial Statements.


          This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated September 10, 1999. A copy of the Prospectus/Proxy Statement may be obtained without charge by contacting Equity Planning, at 100 Bright Meadow Boulevard, Post Office Box 2200, Enfield, Connecticut 06083-2200 or by telephoning Equity Planning toll free at 1 (800) 243-4361.

         The date of this Statement of Additional Information is September 10, 1999

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                                                        Page

Statement of Additional Information of the Phoenix-Aberdeen Worldwide Opportunities Fund dated
         December 16, 1998.                                                                             B-
Statement of Additional Information of The Phoenix-Engemann Funds dated May 1, 1999.                    B-
Annual Report of the Phoenix-Aberdeen Worldwide Opportunities Fund for the year ended
 June 30, 1999.                                                                                         B-
Annual Report of The Phoenix-Engemann Funds for the year ended December 31, 1998.                       B-
Semi-Annual Report of The Pohenix-Engemann Funds for the six-month period ended
 June 30, 1999.                                                                                         B-
Pro Forma Financial Statements.                                                                         B-

                  PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND


                                101 Munson Street
                              Greenfield, MA 01301



                       Statement of Additional Information
                                December 16, 1998


     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current prospectus of Phoenix-Aberdeen Worldwide Opportunities Fund (the "Fund"), dated December 16, 1998, and should be read in conjunction with it. The Fund's prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at
(800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.


                               TABLE OF CONTENTS

                                                 PAGE
                                                -----
THE FUND ......................................   1
INVESTMENT OBJECTIVE AND POLICIES .............   1
INVESTMENT RESTRICTIONS .......................   1
PERFORMANCE INFORMATION .......................   4
PORTFOLIO TRANSACTIONS AND BROKERAGE ..........   5
SERVICES OF THE ADVISER .......................   6
NET ASSET VALUE ...............................   8
HOW TO BUY SHARES .............................   8
INVESTOR ACCOUNT SERVICES .....................  10
REDEMPTION OF SHARES ..........................  11
DIVIDENDS, DISTRIBUTIONS AND TAXES ............  12
TAX SHELTERED RETIREMENT PLANS ................  14
THE DISTRIBUTOR ...............................  14
DISTRIBUTION PLANS ............................  15
MANAGEMENT OF THE FUND ........................  16
OTHER INFORMATION .............................  22

                        Customer Service: (800) 243-1574
                           Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                              TTY: (800) 243-1926











PXP 691B (12/98)

                                    THE FUND

     The Fund was originally incorporated in New York in 1956, and on January 13, 1992, the Fund was reorganized as a Massachusetts business trust. The Fund has operated as an open-end, diversified management investment company since May 1960. On June 30, 1993, the Trustees voted to change the name of the Fund to "Phoenix Worldwide Opportunities Fund" to reflect the purchase of the former adviser by Phoenix Home Life Mutual Insurance Company and the affiliation with other Phoenix Funds. On November 18, 1998, the Trustees voted to change the name of the Fund to "Phoenix-Aberdeen Worldwide Opportunities Fund."


                       INVESTMENT OBJECTIVE AND POLICIES

     The Fund's investment objective is capital appreciation. The Fund's investment objective is a fundamental policy and may not be changed without shareholder approval.

     Under normal circumstances, at least 65% of the total assets of the Fund will be invested in the securities of issuers located in at least three different countries, one of which will be the United States. The Fund intends to invest at least 65% of its total assets in common stocks. The Fund may invest in other types of equity securities including preferred stocks, securities convertible into common stocks, warrants and any rights to purchase common stocks. The Fund may also invest up to 35% of its assets in non-convertible fixed-income securities of U.S. and non-U.S. issuers (described below) when the Adviser or Subadviser has determined that such securities are appropriate for the achievement of the Fund's investment objective. Because the market value of fixed-income securities can be expected to vary inversely to changes in prevailing interest rates, investing in such fixed-income securities can provide an opportunity for capital appreciation when interest rates are expected to decline.

     The non-convertible fixed-income securities referred to above will consist of (1) corporate notes, bonds and debentures of U.S. issuers that are rated high grade (i.e. within the three highest rating categories of Standard & Poor's or Moody's Investors Service) or, if unrated, are deemed by the Adviser or Subadviser to be of comparable quality to those securities that are rated high grade, (2) corporate notes, bonds, debentures and other securities (such as Euro-currency instruments) of non-U.S. issuers that are rated within the three highest rating categories of rating services chosen by the Adviser or Subadviser to rate foreign debt obligations or, if unrated, are deemed by the Adviser or Subadviser to be of comparable credit quality to rated securities that may be purchased and (3) Treasury bills, notes and bonds issued by the United States Government or its agencies or instrumentalities and securities issued by foreign governments and supranational agencies (such as World Bank).

     The Fund may, for daily cash management purposes, invest in the non-convertible fixed income securities described above or in high quality money market securities. In addition, the Fund may invest, without limit, in any combination of the U.S. Government securities and money market instruments referred to above when, in the opinion of the Adviser or Subadviser, it is determined that a temporary defensive position is warranted based upon current market conditions. In such instances, the Fund will not be achieving its stated investment objective.

     The percentage of the Fund's assets invested in particular geographic sectors will shift from time to time in accordance with the judgment of the Subadviser.

     Capital appreciation will more often than not be sought through long-term holdings but the Fund may attempt to take advantage of apparent short-term trends, and such operations will occasion more trading, and hence, more than normal brokerage commissions and other expenses. Investments are selected for the Fund in such proportions and amounts as deemed advisable, subject to the investment restrictions set forth herein (see "Investment Restrictions"), in accordance with the Adviser's or Subadviser's judgment of investment opportunities and the general economic outlook.


                            INVESTMENT RESTRICTIONS

Fundamental Policies
     The following investment restrictions are fundamental policies that cannot be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares).

     The Fund may not:

     1. Borrow money, except from a bank and then only if there is an asset coverage of at least 300%; provided, however, that the Fund may not purchase securities while outstanding borrowings exceed 5% of the Fund's total assets.

     2. Underwrite the sale of securities of other issuers (but the Fund may be deemed to be an underwriter in connection with any acquisition of restricted securities).

     3. Purchase or sell real estate.

     4. Purchase or sell commodities or commodity contracts; provided, however, that the terms commodities and commodity contracts shall not be deemed to include (i) forward foreign currency exchange contracts (ii) futures contracts on foreign currencies, (iii) options on futures contracts or (iv) options on foreign currencies.

     5. Lend money, except in connection with the acquisition of a portion of an issue of publicly distributed bonds, debentures or other corporate obligations.

     6. Issue senior securities except to the extent that it is permitted (a) to borrow money from banks pursuant to the Fund's investment restriction regarding the borrowing of money, and (b) to enter into transactions involving forward foreign currency exchange contracts, foreign currency futures contracts and options thereon, and options on foreign currencies as described in the Fund's Prospectus and this Statement of Additional Information.

     7. Invest more than 25% of its total assets in any one industry. For purposes of this policy, foreign governments and supranational agencies shall be deemed to be separate industries.

     8. Make short sales unless at the time of the sale the Fund owns, or by virtue of ownership of other securities, has the right to obtain, at least an equal amount of the securities sold short.

     9. Issue bonds, debentures, or senior equity securities.

     10. Issue any of its securities other than for cash or securities (including securities of which the Fund is the issuer), except as a dividend or distribution or in connection with a reorganization.

     11. Purchase securities on margin, except as may be permitted under the Investment Company Act of 1940 (the "1940 Act"), and except that, for purposes of this restriction, the deposit or payment of initial or variation margin in connection with the entry into or use of futures contracts will not be deemed to be a purchase of securities on margin.

     12. Invest in companies for the purpose of exercising control or management.

 13. Invest in securities of other investment companies except to the extent permitted by the 1940 Act.


Other Policies

     The following investment restrictions do not constitute fundamental policies and may, therefore, be changed without shareholder approval.

     The Fund intends to comply with the Statement of Policy on investment companies approved by certain state securities commissioners. Additional investment restrictions currently imposed by the Statement of Policy are as follows: The Fund will not:

     1. Purchase any securities (excluding government securities) if by reason thereof more than 5% of the Fund's total assets (taken at current value) would then be invested in securities of a single issuer.

     2. Purchase any securities if, as a result, the Fund would then have more than 5% of its total assets (taken at current value) invested in securities of companies (including their predecessors) with less than three years of operating history.

     3. Invest more than 5% of its total assets in puts, calls, straddles, spreads, and/or any combination thereof.

     4. Invest in interests in oil, gas, or other mineral exploration or development programs.

     5. Invest more than 15% of its net assets in illiquid securities, comprised of assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment.

     In addition, the Fund has given undertakings to certain state securities commissioners to the effect that (a) the Fund will not purchase warrants (except warrants acquired by the Fund in units or attached to securities which may be deemed to be without value) in amounts in excess of 5% of the Fund's net assets, and (b) the Fund may purchase put or call options or combinations thereof written by others, provided the aggregate premiums paid for all such options held do not exceed 2% of the Fund's net assets.


Writing Covered Call Options

     The Fund may write covered call option contracts, which are options on securities that the Fund owns, if such options are listed on an organized securities exchange and the Adviser determines that such activity is consistent with the Fund's investment objective. A call option gives the purchaser of the option the right to buy the underlying security from the writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The writer forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit. The writing of option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies, and the restrictions listed above would tend to reduce such risks.

     Securities for the Fund's portfolio will continue to be bought and sold on the basis of investment considerations and appropriateness to the fulfillment of the Fund's investment objective. In order to close out a position, the Fund will normally make a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written on any particular security. When a security is sold from the Fund's portfolio, the Fund will effect a closing purchase transaction so as to close out any existing call option on that security.

Forward Foreign Currency Exchange Contracts

     In order to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward foreign currency exchange contracts ("forward currency contracts") for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions.

Futures Contracts on Foreign Currencies and Options on Futures Contracts

     The Fund may engage in futures contracts on foreign currencies and options on these futures transactions as a hedge against changes in the value of the currencies to which the Fund is subject or to which the Fund expects to be subject in connection with future purchases, in accordance with the rules and regulations of the Commodity Futures Trading Commission (the "CFTC"). The Fund also may engage in such transactions when they are economically appropriate for the reduction of risks inherent in the ongoing management of the Fund.

     The Fund may buy and sell futures contracts on foreign currencies and groups of foreign currencies. The Fund will engage in transactions in only those futures contracts and options thereon that are traded on a commodities exchange or a board of trade. A "sale" of a futures contract means the assumption of a contractual obligation to deliver the specified amount of foreign currency at a specified price in a specified future month. A "purchase" of a futures contract means the assumption of a contractual obligation to acquire the currency called for by the contract at a specified price in a specified future month. At the time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment (initial margin). Thereafter, the futures contract is valued daily and the payment of "variation margin" may be required, resulting in the Fund's providing or receiving cash that reflects any decline or increase in the contract's value, a process known as "marking to market".

Options on Foreign Currencies

     The Fund may purchase and write put and call options on foreign currencies traded on securities exchanges or boards of trade (foreign and domestic) for hedging purposes in a manner similar to that in which forward currency contracts and futures contracts on foreign currencies will be employed. Options on foreign currencies are similar to options on stock, except that the Fund has the right to take or make delivery of a specified amount of foreign currency, rather than stock.

     The Fund may purchase and write options to hedge the Fund's portfolio securities denominated in foreign currencies. If there is a decline in the dollar value of a foreign currency in which the Fund's portfolio securities are denominated, the dollar value of such securities will decline even though foreign currency value remains the same. See "Special Considerations and Risk Factors." To hedge against the decline of the foreign currency, the Fund may purchase put options on such foreign currency. If the value of the foreign currency declines, the gain realized on the put option would offset, in whole or in part, the adverse effect such decline would have on the value of the portfolio securities. Alternatively, the Fund may write a call option on the foreign currency. If the value of the foreign currency declines, the option would not be exercised and the decline in the value of the portfolio securities denominated in such foreign currency would be offset in part by the premium the Fund received for the option.

     If, on the other hand, the Adviser anticipates purchasing a foreign security and also anticipates a rise in the value of such foreign currency (thereby increasing the cost of such security), the Fund may purchase call options on the foreign currency. The purchase of such options could offset, at least partially, the effects of the adverse movements of the exchange rates. Alternatively, the Fund could write a put option on the currency and, if the exchange rates move as anticipated, the option would expire unexercised.

Segregated Accounts

     At the time of purchase of a futures contract, option on futures contract or forward foreign currency exchange contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the contract's market value minus initial margin deposit will be deposited in a pledged account with the Fund's custodian bank to fully collateralize the position.

Other Policies

     The Fund is authorized to invest in the securities of other investment companies subject to the limitations contained in the 1940 Act. In certain countries, investments by the Fund may only be made through investments in other investment companies that, in turn, are authorized to invest in the securities that are issued in such countries. Investors should recognize that the Fund's purchase of the securities of such other investment companies results in the layering of expenses such that investors indirectly bear a proportionate part of the expenses for such investment companies including operating costs and investment advisory and administrative fees.

Special Considerations and Risk Factors

     Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include: differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility, and changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Fund will not be registered with, nor the issuers thereof be subject to the reporting requirements of, the U.S. Securities and Exchange Commission. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably for the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

     The Fund's use of forward currency contracts involves certain investment risks and transaction costs to which it might not otherwise be subject. These include: (1) the Adviser may not always be able to accurately predict movements within currency markets, (2) the skills and techniques needed to use forward currency contracts are different from those needed to select the securities in which the Fund invests and (3) there is no assurance that a liquid secondary market will exist that would enable the Adviser to "close out" existing forward contracts when doing so is desirable. The Fund's successful use of forward currency contracts, options on foreign currencies, futures contracts on foreign currencies and options on such contracts depends upon the Adviser's ability to predict the direction of the market and political conditions, which require different skills and techniques than predicting changes in the securities markets generally. For instance, if the value of the securities being hedged moves in a favorable direction, the advantage to the Fund would be wholly or partially offset by a loss in the forward contracts or futures contracts. Further, if the value of the securities being hedged does not change, the Fund's net income would be less than if the Fund had not hedged since there are transaction costs associated with the use of these investment practices.

     These practices are subject to various additional risks. The correlation between movements in the price of options and futures contracts and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign currency advances before it invests in securities denominated in such currency and the currency market declines, the Fund might incur a loss on the futures contract. The Fund's ability to establish and maintain positions will depend on market liquidity. The ability of the Fund to close out a futures position or an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time.

     The Fund may invest up to 5% of its net assets in fixed income securities rated below investment grade (commonly referred to as "junk bonds"). Fixed income securities rated below investment grade are deemed to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations. Fixed income securities rated below investment grade may involve a substantial risk of default or may be in default. Changes in economic conditions or developments regarding the individual issuer are more likely to cause price volatility and weaken the capacity of the issuers of such securities to make principal and interest payments than is the case for higher grade debt securities. An economic downturn affecting the issuer may result in an increased incidence of default and a decline in prices of the issuer's lower-rated securities. The market for fixed income securities rated below investment grade may be thinner and less active than for higher-rated securities. The secondary market in which fixed income securities rated below investment grade are traded is generally less liquid than the market for higher grade debt securities.


                            PERFORMANCE INFORMATION


     The Fund may, from time to time, include its total return in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

     Standardized quotations of average annual total return for Class A, Class B or Class C Shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A, Class B or Class C Shares over periods of 1, 5 and 10 years or up to the life of the class of shares), calculated for each class separately pursuant to the following formula: P(1+T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B and Class C Shares, and assume that all dividends and distributions on Class A, Class B and Class C Shares are reinvested when paid.

     Performance information for the Fund may be compared, in reports and promotional literature, to: (i) the EAFE (Europe, Australia, and Far East) Index, the MSCI World (Net) Index, the Europac Index, or other unmanaged indices so that investors may compare the Fund's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rate or rank mutual funds on overall performance or other criteria; and (iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Fund. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

     The Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Morgan Stanley Capital International World (net) Index, Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.

     Advertisements, sales literature and other communications may contain information about the Fund and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries, in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's equity or bond return figures to well-known indices of market performance, including, but not limited to: the S&P 500, Dow Jones Industrial Average, CS First Boston High Yield Index and Salomon Brothers Corporate Bond and Government Bond Indices.

     For the 1, 5 and 10 year periods ended June 30, 1998, the average annual total return of the Class A Shares was 25.16%, 18.53% and 9.76%, respectively. For the one year ended June 30, 1998 and, since inception, July 15, 1994 for Class B Shares, the average annual total return was 26.61% and 16.20%, respectively. Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

     The Fund may also compute aggregate total return for specified periods based on a hypothetical Class A or Class B account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A Shares's maximum sales charge of 4.75% and assumes reinvestment of all income dividends and capital gain distributions during the period. Based on the foregoing, the Class A Share's aggregate total return quotation for the period commencing May 13, 1960 and ending June 30, 1998 was 3,048%.

     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, for both classes of shares of the Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Fund. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in its opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Fund are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value. Payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

     The Adviser believes that the Fund benefits with a securities industry comprised of many diverse firms and that the long-term interests of shareholders of the Fund are best served by their brokerage policies which include paying a fair commission rather than seeking to exploit their leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of: the firm's ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm's attitudes toward and interest in mutual funds in general including those managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Fund. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where, in the opinion of the Adviser, better prices and executions are available elsewhere. In the over-the-counter market, securities are usually traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually contains a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, usually referred to as the underwriter's concession or discount. The foregoing discussion does not relate to transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the Adviser would, under the circumstances, seek to obtain best price and execution on orders for the Fund.

     In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local, and foreign political developments. Many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers, as a group, tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of the information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interests of the Fund and its shareholders.

     The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

     During the fiscal years ended June 30, 1996, 1997, and 1998, brokerage commissions paid by the Fund totalled $1,279,610, $1,136,406 and $911,734, respectively. Brokerage commissions of $729,387 were paid during the last fiscal year on portfolio transactions aggregating $325,528,828 and executed by brokers who provided research and other statistical and factual information.


                            SERVICES OF THE ADVISER

     Effective June 1, 1998, National Securities & Research Corporation ("National") assigned its investment advisory contract to Phoenix Investment Counsel, Inc. ("PIC"). PIC now serves as adviser for the Fund. National and PIC are both subsidiaries of Phoenix Investment Partners, Ltd. (formerly Phoenix Duff & Phelps Corporation) whose majority shareholder is Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life"). Phoenix Home Life's principal place of business is located at One American Row, Hartford, Connecticut, where it is engaged in the insurance and investment business.

     Phoenix Investment Partners, Ltd. is the 10th largest publicly traded investment company in the nation, and has served investors for over 70 years. It manages approximately $50 billion in assets through its seven investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago and Cleveland; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, Sarasota, and Scotts Valley, CA, respectively.

     The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Fund (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; outside legal and auditing accounting services, regulatory filing fees and expenses of printing the Fund's registration statements (but the Distributor purchases such copies of the Fund's prospectuses and reports and communication to shareholders as it may require for sales purposes), insurance expense, association membership dues, brokerage fees, and taxes.

     The current Management Agreement was approved by the Trustees of the Fund on March 16, 1993 and by the shareholders of the Fund on May 7, 1993. The Management Agreement became effective on May 14, 1993, and it will continue in effect until lapsed or terminated. The Management Agreement will continue in effect from year to year if specifically approved annually by a majority of the Trustees who are not interested persons of the parties thereto, as defined in the 1940 Act, and by either (a) the Trustees of the Fund or (b) the vote of a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act). The Agreement may be terminated without penalty at any time by the Trustees or by a vote of a majority of the outstanding voting securities of the Fund or by the Adviser upon 60 days' written notice and will automatically terminate in the event of its "assignment" as defined in Section (2)(a)(4) of the 1940 Act.

     The Management Agreement provides that the Adviser is not liable for any act or omission in the course of, or in connection with, rendering services under the Agreement in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of obligations or duties under the Agreement. The Agreement permits the Adviser to render services to others and to engage in other activities.

     As compensation for its services, the Adviser receives a fee, which is accrued daily against the value of the Fund's net assets and is paid by the Fund monthly. The fee is computed at an annual rate of 0.75% of the Fund's average daily net assets of up to $1 billion, 0.70% of the Fund's average daily net assets from $1 billion to $2 billion, and 0.65% of the Fund's average daily net assets in excess of $2 billion. Total management fees for the fiscal years ended June 30, 1996, 1997, and 1998 amounted to $1,037,386, $1,137,290 and
$1,278,505, respectively.

     The Adviser makes its personnel available to serve as officers and "interested" Trustees of the Fund. The Fund has not directly compensated any of its officers or Trustees for services in such capacities except to pay fees to the Trustees who are not otherwise affiliated with the Fund. The Fund reimburses all Trustees for their out-of-pocket expenses. The Trustees of the Fund are not prohibited from authorizing the payment of salaries to the officers pursuant to the Management Agreement, including out-of-pocket expenses, at some future time.

     In addition to the management fee, expenses paid by the Fund include: fees of Trustees who are not compensated by the Adviser, interest charges, taxes, fees and commissions of every kind, including brokerage fees, expenses of issuance, repurchase or redemption of shares, expenses of registering or qualifying shares for sale (including the printing and filing of the Fund's registration statements, reports and prospectuses excluding those copies used for sales purposes which the Distributor purchases at printer's over-run cost), accounting services fees, insurance expenses, association membership dues, all charges of custodians, transfer agents, registrars, auditors and legal counsel, expenses of preparing, printing and distributing all proxy material, reports and notices to shareholders, and, all costs incident to the Fund's existence as a Massachusetts business trust.

     Philip R. McLoughlin, a Trustee and officer of the Fund, is also a director of the Adviser. Michael E. Haylon and William R. Moyer, officers of the Fund, are also directors and officers of the Adviser. G. Jeffrey Bohne, Nancy G. Curtiss, William E. Keen, III, Leonard J. Saltiel, Thomas N. Steenburg and Pierre G. Trinque, officers of the Fund, are also officers of the Adviser.

The Subadviser

     Aberdeen Fund Managers Inc. ("Aberdeen") serves as sub-advisor for the Fund. Aberdeen has been an investment advisor since 1995 and is a wholly-owned subsidiary of Aberdeen Asset Management PLC which was established in 1983 to provide investment management services to unit and investment trusts, segregated pension funds and other institutional and private portfolios. As of June 30, 1998 Aberdeen managed in excess of $286 million in assets for institutional portfolios. Aberdeen's principal offices are located at 1 Financial Plaza, Suite 2210, Nations Bank Tower, Fort Lauderdale, Florida 33394. The address of Aberdeen Asset Management PLC is 10 Queens Terrace, Aberdeen, Scotland AB101QG.

     The Subadvisory Agreement provides that the advisor, PIC, will delegate to Aberdeen the performance of certain of its investment management services under the Management Agreement. Aberdeen will furnish at its own expense the office facilities and personnel necessary to perform such services. For its services as subadvisor, PIC will pay Aberdeen compensation at the annual rate of .375% of the Fund's average daily net assets up to $1 billion, .35% of the Fund's average daily net assets from $1 billion to $2 billion and

 .325% of the Fund's average daily net assets in excess of $2 billion. The Subadvisory Agreement was approved by the Board of Trustees at its meeting on May 27, 1998 and by shareholders at a meeting on October 27, 1998. It will continue in effect thereafter only so long as its continuance has been specifically approved at least annually by the Trustees, including a majority of the disinterested Trustees.


                                NET ASSET VALUE

     The net asset value per share of the Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the value of the Fund's foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

     A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for the Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of the Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time the Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


                               HOW TO BUY SHARES

     The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. See the Fund's current Prospectus for more information.

     The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

Class A Shares -- Reduced Sales Charges

     Investors choosing the initial sales charge alternative under certain circumstances may be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

     Qualified Purchasers. No sales charge will be imposed on sales of shares to: (1) any trustee, director or officer of the Phoenix Funds, Phoenix-Engemann Funds, Phoenix-Seneca Funds or other mutual funds advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (who has acted as such for at least 90 days) of the Adviser or of Equity Planning; (3) registered representatives and employees of securities dealers with whom Equity Planning has sales agreements;
(4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Equity Planning; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Equity Planning and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life Mutual Insurance Company or Equity Planning; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, instrumentality, department, authority or agency prohibited by law from paying a sales charge; (13) any fully matriculated student in a U.S. service academy; (14) any unallocated accounts held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than Affiliated Phoenix Funds if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Affiliated Phoenix Fund purchase and that a sales charge was paid; or (16) any deferred compensation plan established for the benefit of any Affiliated Phoenix Fund trustee or director; provided that sales made to persons listed in (1) through (16) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund.

     In addition, Class A shares purchased by the following investors are not subject to any Class A sales charge: (1) investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, and (2) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; (3) clients of such investment advisers or financial planners who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment adviser or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares).

     Combination Purchase Privilege. Purchases, either singly or in any combination, of shares of the Fund or shares of any other Affiliated Phoenix Fund, (including Class B Shares and excluding Money Market Fund Series Class A Shares) if made at a single time by a single purchaser, will be combined for the purpose of determining whether the total dollar amount of such purchases entitles the purchaser to a reduced sales charge on any such purchases of Class A Shares. Each purchase of Class A Shares will then be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of such purchase is applicable to a single transaction of the total dollar amount of all such purchases. The term "single purchaser" includes an individual, or an individual, his spouse and their children under the age of majority purchasing for his or their own account (including an IRA account) including his or their own trust, commonly known as a living trust; a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account, although more than one beneficiary is involved; multiple trusts or 403(b) plans for the same employer; multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held in record in the name, or nominee name, of the entity placing the order.

     Letter of Intent. Class A Shares or shares of any other Affiliated Phoenix Fund (including Class B Shares and excluding Money Market Fund Series Class A Shares) may be purchased by a "single purchaser" (as defined above) within a period of thirteen months pursuant to a Letter of Intent, in the form provided by Equity Planning, stating the investor's intention to invest in such shares during such period an amount which, together with the value (at their maximum offering prices on the date of the Letter) of the Class A Shares of the Fund or Class A or Class B Shares of any other Affiliated Phoenix Fund then owned by such investor, equals a specified dollar amount. Each purchase of shares made pursuant to a Letter of Intent will be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of purchase is applicable to a single transaction of the total dollar amount specified in the Letter of Intent.

     An investor's Letter of Intent is not a binding commitment of the investor to purchase or a binding obligation of the Fund or Equity Planning to sell a specified dollar amount of shares qualifying for a reduced sales charge. Accordingly, out of an initial purchase (and subsequent purchases if necessary), 5% of the dollar amount of purchases required to complete his investment (valued at the purchase price thereof) is held in escrow in the form of shares registered in the investor's name until completion of the investment, at which time escrowed shares are deposited to the investor's account. If the investor does not complete the investment and does not within 20 days after written request by Equity Planning or the dealer pay the difference between the sales charge on the dollar amount specified in his Letter of Intent and the sales charge on the dollar amount of actual purchases, the difference will be realized through the redemption of an appropriate number of the escrowed shares and any remaining escrowed shares will be deposited to his account.

     Right of Accumulation. "Single purchasers" (as defined above) may also qualify for reduced sales charges based on the combined value of purchases of either class of shares of the Fund, or any other Affiliated Phoenix Fund, made over time. Reduced sales charges are offered to investors whose shares, in the aggregate, are valued (i.e., the dollar amount of such purchases plus the then current value (at the public offering price as described in the then current prospectus relating to such shares) of shares of all Affiliated Phoenix Funds owned) in excess of the threshold amounts described in the section entitled "Initial Sales Charge Alternative--Class A Shares." To use this option, the investor must supply sufficient information as to account registrations and account numbers to permit verification that one or more of the purchases qualifies for a reduced sales charge.

     Associations. A group or association may be treated as a "single purchaser" and qualify for reduced initial sales charges under the Combination Purchase Privilege and Right of Accumulation if the group or association (1) has been in existence for at least six months; (2) has a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) gives its endorsements or authorization to the investment program to facilitate solicitation of the membership by the investment dealer, thus effecting economies of sales effort; and (4) is not a group whose sole organizational nexus is that the members are credit card holders of a company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Class B and C Shares -- Waiver of Sales Charges

     The contingent deferred sales charge is waived on redemptions of shares
(a) if redemption is made within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) if redemption is made within one year of disability, as defined in
Section 72(m)(7) of the Code; (c) in connection with mandatory distributions upon reaching age 701/2 under any retirement plan qualified under Sections 401, 408 or 403(b) of the Code or any redemption resulting from the tax-free return of an excess contribution to an IRA; (d) in connection with redemptions by 401(k) plans using an approved participant tracking system for: participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) in connection with the exercise of certain exchange privileges among Class B or Class C Shares of the Fund and Class B or Class C Shares of other Affiliated Phoenix Funds; (f) in connection with any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into a Affiliated Phoenix Fund IRA by participants terminating from the qualifying plan; and (g) in accordance with the terms specified under the Systematic Withdrawal Program. If, upon the occurrence of a death as outlined above, the account is transferred to an account registered in the name of the deceased's estate, the contingent deferred sales charge will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain Class B Shares and be subject to the applicable contingent deferred sales charge when redeemed.

Automatic Conversion of Class B Shares

     Class B Shares of the Fund will automatically convert to Class A Shares without a sales charge at the relative net asset values of each of the classes after eight years from the acquisition of the Class B Shares, and as a result, will thereafter be subject to the lower distribution and services fee under the Class A Plan. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution related expenses from the burden of such distribution related expenses.

     For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub-account) are converted to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also be converted to Class A Shares.

     The conversion of Class B Shares to Class A Shares is subject to the continuing availability of an opinion of counsel or a ruling from the Internal Revenue Service ("IRS") to the effect: (i) that the conversion of shares does not constitute a taxable event under federal income tax law; and (ii) the assessment of higher distribution and services fees and transfer agency costs with respect to Class B Shares does not result in dividends or distributions constituting "preferential dividends" under the Code. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion or ruling is no longer available. In that event, no further conversion of Class B Shares would occur, and shares might continue to be subject to the higher distribution and services fee for an indefinite period which may extend beyond the period ending eight (8) years after the end of the month in which affected Class B Shares were purchased. If the Fund were unable to obtain such assurances with respect to the assessment of distribution and services fees and transfer agent costs relative to the Class B Shares it might make additional distributions if doing so would assist in complying with the Fund's general practice of distributing sufficient income to reduce or eliminate U.S. federal taxes.


                           INVESTOR ACCOUNT SERVICES

     The Fund offers accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at
(800) 243-1574.

Exchanges

     Under certain circumstances, shares of the Fund may be exchanged for shares of the same class of any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Series, Fund, or Portfolio, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes").

     Systematic Exchanges. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor.


Dividend Reinvestment Across Accounts

     If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Affiliated Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each fund carefully before directing dividends and distributions to another fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.


                              REDEMPTION OF SHARES

     Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days after receipt of the check. Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any. See the Fund's current Prospectus for further information.

     The Fund has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Fund's behalf. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Fund's net asset value next computed after they are accepted by an authorized broker or the broker's authorized designee.

     A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Fund has no specific procedures governing such account transfers.

Redemption of Small Accounts

     Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem, at net asset value, the shares of any shareholder whose account has a value, due to redemptions, of less than $200. Before the Fund redeems these shares, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of the account to at least $200.

By Mail

     Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Fund redeem the shares. See the Fund's current Prospectus for more information.

Telephone Redemptions

     Shareholders may redeem by telephone up to $50,000 worth of their shares held in book-entry form. See the Fund's current Prospectus for additional information.

Reinvestment Privilege

     Shareholders who may have overlooked features of their investment at the time they redeemed have the privilege of reinvesting their investment at net asset value. See the Fund's current Prospectus for more information and conditions attached to this privilege.

Redemption in Kind

     To the extent consistent with state and federal law, the Fund may make payment of the redemption price either in cash or in kind. However, the Fund has elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

     The Fund intends to remain qualified as a regulated investment company under certain provisions of the Code. Under such provisions, the Fund will not be subject to federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, the Fund generally must, among other things (a) derive in each taxable year at least 90% of its gross income from (i) dividends, (ii) interest, (iii) payments with respect to securities loans, (iv) gains from the sale or other disposition of stock or securities or foreign currencies, and (v) other income derived with respect to its business of investing in such stock, securities or currencies; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year.

     Dividends paid by the Fund will be taxable to shareholders as ordinary income, except for (a) such portion as may exceed a shareholder's ratable share of the Fund's earnings and profits, which excess will be applied against and reduce the shareholder's cost or other tax basis for his shares, and (b) amounts representing a distribution of net capital gains, if any, which are designated by the Fund as capital gain distributions. If the amount described in (a) above exceeds the shareholder's tax basis for his shares, the excess over basis will be treated as gain from the sale or exchange of such shares. The excess of any net long-term capital gains over net short-term capital losses recognized and distributed by the Fund and designated by the Fund as a capital gain distribution, will be taxable to shareholders as a long-term capital gain regardless of the length of time a particular shareholder may have held his shares in the Fund. Dividends and distributions are taxable as described, whether received in cash or reinvested in additional shares of the Fund.

     Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken in account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

     Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the share, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to the declaration of a dividend or distribution, but the dividend or distribution generally would be taxable to them.

     Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Fund ("backup withholding") at the rate of 31%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the Internal Revenue Service that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

     It is anticipated that the Fund will receive dividends from its investments, in which case dividends paid by the Fund from net investment income may qualify for the 70% corporate dividends received deduction, but only to the extent that such income is derived from dividends of domestic corporations.

     The Code imposes a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to at least 98% of the Fund's capital gains net income for the 12-month period ending on October 31 of each calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If the Fund has taxable income that would be subject to the excise tax, the Fund generally intends to distribute such income so as to avoid payment of the excise tax.

     Under another provision of the Code, any dividend declared by the Fund to shareholders of record in October, November, and December of any calendar year and payable to shareholders of record on a specified date in such a month will be deemed to have been received by, and will be taxable to shareholders as of December 31 of such calendar year, provided that the dividend is actually paid by the Fund before February 1 of the following year.

     Based on the foregoing, the Fund's policy is to distribute to its shareholders at least 90% of net investment company taxable income, as defined above and in the Code, and any net realized capital gains for each year and, consistent therewith, to meet the distribution requirements of Part I of subchapter m of the Code. The Fund intends to meet the other requirements of
Part I of subchapter m, including the requirements with respect to diversification of assets and sources of income, so that the Fund will continue to qualify as a regulated investment company.

     Equity options written by the Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

     Many futures contracts entered into by the Fund and all listed non-equity options written or purchased by the Fund (including covered call options written on debt securities and options written or purchased on futures contracts) will be governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position will be treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of the Fund's fiscal year (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions will be marked to market (i.e. treated as if such positions were closed out at their closing price on such day), with any resulting gain or loss recognized as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in the Fund's portfolio.

     Positions of the Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by the Fund.

     If the Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

     The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax at a rate of 31% (or at a lower rate under an applicable income tax treaty) on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code.

     The Fund furnishes all shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing federal income tax returns. Investors are urged to consult their attorney or tax adviser regarding specific questions as to federal, foreign, state or local taxes.

Important Notice Regarding Taxpayer IRS Certification

     Pursuant to IRS Regulations, the Fund may be required to withhold 31% of all reportable payments including any taxable dividends, capital gains distributions or share redemption proceeds, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.


                         TAX SHELTERED RETIREMENT PLANS

     Shares of the Fund and other Affiliated Phoenix Funds may be offered in connection with employer-sponsored 401(k) plans. PIC and its affiliates may provide administrative services to these plans and to their participants, in addition to the services that PIC and its affiliates provide to the Phoenix Funds, and receive compensation therefor. For information on the terms and conditions applicable to employee participation in such plans, including information on applicable plan administrative charges and expenses, prospective investors should consult the plan documentation and employee enrollment information which is available from participating employers.


                                THE DISTRIBUTOR

     Phoenix Equity Planning Corporation, ("Equity Planning" or "Distributor"), acts as the Distributor of the Fund and as such will conduct a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. Equity Planning is an indirect less than wholly-owned subsidiary of Phoenix Home Life Mutual Insurance Company and an affiliate of PIC. Shares of the Fund may be purchased through investment dealers who have sales agreements with the Distributor. During the fiscal years 1996, 1997, and 1998, purchasers of shares of the Fund paid aggregate sales charges of $132,820, $111,630 and $115,136, respectively, of which the Distributor received net commissions of $21,894, $32,104 and $36,903, respectively, for its services, the balance being paid to dealers.

     The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Fund's Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its assignment.

     Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as set forth below.

                                                                                   Dealer Discount
                                         Sales Charge          Sales Charge         or Agency Fee
       Amount of Transaction            as Percentage          as Percentage       as Percentage of
         at Offering Price            of Offering Price     of Amount Invested      Offering Price
------------------------------------------------------------------------------------------------------
   Less than $50,000                         4.75%                  4.99%                4.25%
   $50,000 but under $100,000                4.50%                  4.71%                4.00%
   $100,000 but under $250,000               3.50%                  3.63%                3.00%
   $250,000 but under $500,000               3.00%                  3.09%                2.75%
   $500,000 but under $1,000,000             2.00%                  2.04%                1.75%
   $1,000,000 or more                        None                   None                 None

     In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

     Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor sales contests, training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements; (b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million but under $3 million, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million. If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.

Administrative Services

     Equity Planning also acts as administrative agent of the Fund and as such performs administrative, bookkeeping and pricing functions for the Fund. For its services, Equity Planning will be paid a fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc., as subagent, plus (2) the documented cost to Equity Planning to provide financial reporting and tax services and to oversee the subagent's performance. The current fee schedule of PFPC, Inc. is based upon the average of the aggregate daily net asset values of the Fund, at the following incremental annual rates.

  First $200 million                            .085%
  $200 million to $400 million                  .05%
  $400 million to $600 million                  .03%
  $600 million to $800 million                  .02%
  $800 million to $1 billion                    .015%
  Greater than $1 billion                      .0125%

     Percentage rates are applied to the aggregate daily net asset values of the Fund. PFPC, Inc. also charges minimum fees and additional fees for each additional class of fund shares. Equity Planning retains PFPC, Inc. as subagent for each of the funds for which Equity Planning serves as administrative agent. PFPC, Inc. agreed to a modified fee structure and waived certain charges. Because PFPC, Inc.'s arrangement would have favored smaller funds over larger funds, Equity Planning reallocates PFPC, Inc.'s overall asset-based charges among all funds for which it serves as administrative agent on the basis of the relative net assets of each fund. As a result, the PFPC, Inc. charges to the Fund are expected to be slightly less than the amount that would be found through direct application of the table illustrated above. For its services during the Fund's fiscal year ended June 30, 1998, Equity Planning received $97,030.


                               DISTRIBUTION PLANS

     The Fund has adopted separate amended and restated distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (the "Class A Plan," the "Class B Plan," the "Class C Plan," and collectively the "Plans"). The Plans permit the Fund to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each class of shares of the Fund and require the Fund to pay for the furnishing of shareholder services.

     Under the Class B and Class C Plans, the Fund may reimburse the Distributor monthly for actual expense of the Distributor up to 0.75% of the average daily net assets of the Fund's Class B and Class C Shares, respectively. Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting fees and financing expenses incurred in connection with the payment of commissions);
(ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees of the Fund determine are reasonably calculated to result in the sale of shares of the Fund. In addition, the Fund shall pay the Distributor 0.25% annually of the average daily net assets of the Fund for providing services to the shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee").

     From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are re-allowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

     In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

     In addition to the amount paid to dealers pursuant to the sales charge table in the section above, the Distributor may from time to time pay, from its own resources or pursuant to the Plans, a bonus or other incentive to dealers (other than the Distributor) which employ a registered representative who sells a minimum dollar amount of the shares of the Fund during a specific period of time.

Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States or other bonuses such as gift certificates or the cash equivalent of such bonuses. The Distributor may, from time to time, re-allow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional re-allowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

     For the fiscal year ended June 30, 1998 the Fund paid Rule 12b-1 Fees in the amount of $494,443 of which the Distributor received $196,013, W.S. Griffith & Co., an affiliate, received $13,032 and unaffiliated broker-dealers received $285,398. The Rule 12b-1 payments were used for (1) compensation to dealers ($353,361), (2) compensation to sales personnel ($172,649), (3) advertising ($88,808), (4) service costs ($44,327), (5) printing and mailing of prospectuses to other than current shareholders ($11,871) and (6) other ($35,251). The Distributor's expenses from selling and servicing Class B Shares may be more than the payments received from contingent deferred sales charges collected on redeemed shares and from the Fund under the Class B Plan. Those expenses may be carried over and paid in future years. At June 30, 1998, the end of the last Plan year, the Distributor had incurred unreimbursed expenses under the Class B Plan of $354,718 (equal to 0.18% of the Fund's net assets) which have been carried over into the present Class B Plan year.

     On a quarterly basis, the Fund's Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By their terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Fund's Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Fund may bear pursuant to the Plans without approval of the shareholders of the Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons". The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the Fund. The Trustees have concluded that there is a reasonable likelihood that the Plans will benefit the Fund and all classes of shareholders.

     The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.


                             MANAGEMENT OF THE FUND

     The Trustees of the Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on Trustees by the 1940 Act and Massachusetts business trust law.

Trustees and Officers

     The following table sets forth information concerning the Trustees and executive officers of the Fund, including their principal occupations during the past five years. Unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut, 06115. The Trustees and executive officers are listed below:

                            Positions Held                        Principal Occupations
Name, Address and Age        With the Fund                       During the Past 5 Years
------------------------   ----------------   ------------------------------------------------------------
Robert Chesek (64)         Trustee            Trustee/Director (1981-present) and Chairman (1989-1994),
49 Old Post Road                              Phoenix Funds. Trustee, Phoenix-Aberdeen Series Fund and
Wethersfield, CT 06109                        Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                              present). Vice President, Common Stock, Phoenix Home Life
                                              Mutual Insurance Company (1980-1994). Director/Trustee, the
                                              National Affiliated Investment Companies (until 1993).

                               Positions Held                         Principal Occupations
Name, Address and Age          With the Fund                         During the Past 5 Years
---------------------------   ---------------   ----------------------------------------------------------------
E. Virgil Conway (69)         Trustee           Chairman, Metropolitan Transportation Authority (1992-
9 Rittenhouse Road                              present). Trustee/Director, Consolidated Edison Company of
Bronxville, NY 10708                            New York, Inc. (1970-present), Pace University (1978-
                                                present), Atlantic Mutual Insurance Company (1974-present),
                                                HRE Properties (1989-present), Greater New York Councils,
                                                Boy Scouts of America (1985-present), Union Pacific Corp.
                                                (1978-present), Blackrock Freddie Mac Mortgage Securities
                                                Fund (Advisory Director) (1990-present), Centennial Insurance
                                                Company (1974-present), Josiah Macy, Jr., Foundation (1975-
                                                present), The Harlem Youth Development Foundation (1987-
                                                present), Accuhealth (1994-present), Trism, Inc. (1994-
                                                present), Realty Foundation of New York (1972-present), New
                                                York Housing Partnership Development Corp. (Chairman)
                                                (1981-present) and Fund Directions (Advisory Director)
                                                (1993-present). Director/Trustee, Phoenix Funds (1993-
                                                present). Trustee, Phoenix-Aberdeen Series Fund and Phoenix
                                                Duff & Phelps Institutional Mutual Funds (1996-present).
                                                Director, Duff & Phelps Utilities Tax-Free Income Inc. and
                                                Duff & Phelps Utility and Corporate Bond Trust Inc. (1995-
                                                present). Member, Audit Committee of the City of New York
                                                (1981-1996). Advisory Director, Blackrock Fannie Mae
                                                Mortgage Securities Fund (1989-1996). Member (1990-1995),
                                                Chairman (1992-1995), Financial Accounting Standards
                                                Advisory Council. Director/Trustee, the National Affiliated
                                                Investment Companies (until 1993).

Harry Dalzell-Payne (69)      Trustee           Director/Trustee, Phoenix Funds (1983-present). Trustee,
330 East 39th Street                            Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Apartment 29G                                   Institutional Mutual Funds (1996-present). Director, Duff &
New York, NY 10016                              Phelps Utilities Tax-Free Income Inc. and Duff & Phelps
                                                Utility and Corporate Bond Trust Inc. (1995-present). Director,
                                                Farragut Mortgage Co., Inc. (1991-1994). Director/Trustee, the
                                                National Affiliated Investment Companies (1983-1993).
                                                Formerly a Major General of the British Army.

*Francis E. Jeffries (68)     Trustee           Director/Trustee, Phoenix Funds (1995-present). Trustee,
6585 Nicholas Blvd.                             Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Apt. 1601                                       Institutional Mutual Funds (1996-present). Director, Duff &
Naples, FL 33963                                Phelps Utilities Income Inc. (1987-present), Duff & Phelps
                                                Utilities Tax-Free Income Inc. (1991-present) and Duff &
                                                Phelps Utility and Corporate Bond Trust Inc. (1993-present).
                                                Director, The Empire District Electric Company (1984-
                                                present). Director (1989-1997), Chairman of the Board (1993-
                                                1997), President (1989-1993), and Chief Executive Officer
                                                (1989-1995), Phoenix Investment Partners, Ltd.

Leroy Keith, Jr. (59)         Trustee           Chairman and Chief Executive Officer, Carson Products
Chairman and Chief                              Company (1995-present). Director/Trustee, Phoenix Funds
Executive Officer                               (1980-present). Trustee, Phoenix-Aberdeen Series Fund and
Carson Product Company                          Phoenix Duff & Phelps Institutional Mutual Funds (1996-
64 Ross Road                                    present). Director, Equifax Corp. (1991-present) and
Savannah, GA 30750                              Evergreen International Fund, Inc. (1989-present). Trustee,
                                                Evergreen Liquid Trust, Evergreen Tax Exempt Trust,
                                                Evergreen Tax Free Fund, Master Reserves Tax Free Trust,
                                                and Master Reserves Trust. President, Morehouse College
                                                (1987-1994). Chairman and Chief Executive Officer, Keith
                                                Ventures (1992-1994). Director/Trustee, the National Affiliated
                                                Investment Companies (until 1993).

                                Positions Held                         Principal Occupations
Name, Address and Age           With the Fund                         During the Past 5 Years
----------------------------   ---------------   -----------------------------------------------------------------
*Philip R. McLoughlin (52)     Trustee and       Chairman (1997-present), Director (1995-present), Vice
                               President         Chairman (1995-1997) and Chief Executive Officer (1995-
                                                 present), Phoenix Investment Partners, Ltd. Director (1994-
                                                 present) and Executive Vice President, Investments (1988-
                                                 present), Phoenix Home Life Mutual Insurance Company.
                                                 Director/Trustee and President, Phoenix Funds (1989-present).
                                                 Trustee and President, Phoenix-Aberdeen Series Fund and
                                                 Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                                 present). Director, Duff & Phelps Utilities Tax-Free Income Inc.
                                                 (1995-present) and Duff & Phelps Utility and Corporate Bond
                                                 Trust Inc. (1995-present). Director (1983-present) and Chairman
                                                 (1995-present), Phoenix Investment Counsel, Inc. Director
                                                 (1984-present) and President (1990- present), Phoenix Equity
                                                 Planning Corporation. Director (1993-present), Chairman (1993-
                                                 present) and Chief Executive Officer (1993-1995), National
                                                 Securities & Research Corporation. Director, Phoenix Realty
                                                 Group, Inc. (1994-present), Phoenix Realty Advisors, Inc. (1987-
                                                 present), Phoenix Realty Investors, Inc. (1994-present), Phoenix
                                                 Realty Securities, Inc. (1994-present), PXRE Corporation
                                                 (Delaware) (1985-present), and World Trust Fund (1991-present).
                                                 Director and Executive Vice President, Phoenix Life and Annuity
                                                 Company (1996-present). Director and Executive Vice President,
                                                 PHL Variable Insurance Company (1995-present). Director,
                                                 Phoenix Charter Oak Trust Company (1996-present). Director and Vice President, PM Holdings, Inc. (1985-present). Director,
                                                 PHL Associates, Inc. (1995-present). Director and President,
                                                 Phoenix Securities Group, Inc. (1993-1995). Director (1992-
                                                 present) and President (1992-1994), W.S. Griffith & Co., Inc.
                                                 Director/Trustee, the National Affiliated Investment Companies
                                                 (until 1993).

Everett L. Morris (70)         Trustee           Vice President, W.H. Reaves and Company (1993-present).
164 Laird Road                                   Director/Trustee, Phoenix Funds (1995-present). Trustee,
Colts Neck, NJ 07722                             Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                 Institutional Mutual Funds (1996-present). Director, Duff &
                                                 Phelps Utilities Tax-Free Income Inc. (1991-present) and Duff
                                                 & Phelps Utility and Corporate Bond Trust Inc. (1993-
                                                 present).

*James M. Oates (52)           Trustee           Chairman, IBEX Capital Markets LLC (1997-present).
Managing Director                                Managing Director, Wydown Group (1994-present). Director,
The Wydown Group                                 Phoenix Investment Partners, Ltd. (1995-present). Director/
IBEX Capital Markets LLC                         Trustee, Phoenix Funds (1987-present). Trustee, Phoenix-
60 State Street                                  Aberdeen Series Fund and Phoenix Duff & Phelps
Suite 950                                        Institutional Mutual Funds (1996-present). Director, AIB
Boston, MA 02109                                 Govett Funds. (1991-present), Blue Cross and Blue Shield of
                                                 New Hampshire (1994-present), Investors Financial Service
                                                 Corporation (1995-present), Investors Bank & Trust
                                                 Corporation (1995-present), Plymouth Rubber Co. (1995-
                                                 present), Stifel Financial (1996-present) and Command
                                                 Systems, Inc. (1998-present). Vice Chairman, Massachusetts
                                                 Housing Partnership (1992-present). Member, Chief
                                                 Executives Organization (1996-present). Director (1984-1994),
                                                 President (1984-1994) and Chief Executive Officer (1986-
                                                 1994), Neworld Bank. Director/Trustee, the National Affiliated
                                                 Investment Companies (until 1993).

                                 Positions Held                        Principal Occupations
Name, Address and Age            With the Fund                        During the Past 5 Years
-----------------------------   ---------------   ---------------------------------------------------------------
*Calvin J. Pedersen (56)        Trustee           Director (1986-present), President (1993-present) and
Phoenix Investment                                Executive Vice President (1992-1993), Phoenix Investment
Partners, Ltd.                                    Partners, Ltd. Director/Trustee, Phoenix Funds (1995-present).
55 East Monroe Street                             Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
Suite 3600                                        Phelps Institutional Mutual Funds (1996-present). President
Chicago, IL 60603                                 and Chief Executive Officer, Duff & Phelps Utilities Tax-Free
                                                  Income Inc. (1995-present), Duff & Phelps Utilities Income
                                                  Inc. (1994-present) and Duff & Phelps Utility and Corporate
                                                  Bond Trust Inc. (1995-present).

Herbert Roth, Jr. (70)          Trustee           Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                   Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
P.O. Box 909                                      Institutional Mutual Funds (1996-present). Director, Boston
Sherborn, MA 01770                                Edison Company (1978-present), Landauer, Inc. (medical
                                                  services) (1970-present),Tech Ops./Sevcon, Inc. (electronic controllers) (1987-present), and Mark IV Industries
                                                  (diversified manufacturer) (1985-present). Member, Directors
                                                  Advisory Counsel, Phoenix Home Life Mutual Insurance
                                                  Company (1998-present). Director, Key Energy Group (oil rig service) (1988-1994) and Phoenix Home Life Mutual
                                                  Insurance Company (1972-1998). Director/Trustee, the
                                                  National Affiliated Investment Companies (until 1993).

Richard E. Segerson (52)                          Managing Director, Mullin Associates (1993-present).
102 Valley Road                                   Director/Trustee, Phoenix Funds (1993-present). Trustee,
New Canaan, CT 07840                              Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                  Institutional Mutual Funds (1996-present). Vice President and
                                                  General Manager, Coats & Clark, Inc. (previously Tootal
                                                  American, Inc.) (1991-1993). Director/Trustee, the National
                                                  Affiliated Investment Companies (1984-1993).

Lowell P. Weicker, Jr. (67)                       Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                   Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Greenwich, CT 06830                               Institutional Mutual Funds (1996-present). Director, UST Inc.
                                                  (1995-present), Burroughs Wellcome Fund (1996-present),
                                                  HPSC Inc. (1995-present), and Compuware (1996-present).
                                                  Visiting Professor, University of Virginia (1997-present).
                                                  Director, Duty Free International, Inc. (1997) Chairman,
                                                  Dresing, Lierman, Weicker (1995-1996). Governor of the State
                                                  of Connecticut (1991-1995).

Michael E. Haylon (40)          Executive         Director and Executive Vice President--Investments, Phoenix
                                Vice              Investment Partners, Ltd. (1995-present). Executive Vice
                                President         President, Phoenix Funds (1993-present) and Phoenix-
                                                  Aberdeen Series Fund (1996-present). Executive Vice
                                                  President (1997-present), Vice President (1996-1997),
                                                  Phoenix Duff & Phelps Institutional Mutual Funds. Director
                                                  (1994-present), President (1995-present), Executive Vice
                                                  President (1994-1995), Vice President (1991-1994), Phoenix
                                                  Investment Counsel, Inc. Director (1994-present), President
                                                  (1996-present), Executive Vice President (1994-1996), Vice
                                                  President (1993-1994), National Securities & Research
                                                  Corporation. Director, Phoenix Equity Planning Corporation
                                                  (1995-present). Senior Vice President, Securities Investments,
                                                  Phoenix Home Life Mutual Insurance Company (1993-1995).
                                                  Various other positions with Phoenix Home Life Mutual
                                                  Insurance Company (1990-1993).

                               Positions Held                        Principal Occupations
Name, Address and Age          With the Fund                        During the Past 5 Years
---------------------------   ---------------   --------------------------------------------------------------
John F. Sharry (46)           Executive         Managing Director, Retail, Phoenix Equity Planning
                              Vice              Corporation (1995-present). Executive Vice President, Phoenix
                              President         Funds and Phoenix-Aberdeen Series Fund (1998-present).
                                                Managing Director, Director and National Sales Manager
                                                (December 1993-November 1995), Senior Vice President,
                                                Director and National Sales Manager (December 1992-
                                                December 1993), Putnam Funds.

William E. Keen, III (35)     Vice              Assistant Vice President (1996-present), Director of Mutual
100 Bright Meadow Blvd.       President         Fund Compliance (1995-1996), Phoenix Equity Planning
P.O. Box 2200                                   Corporation. Vice President, Phoenix Funds (1996-present),
Enfield, CT 06083-2200                          Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                                present), and Phoenix-Aberdeen Series Fund (1996-present).
                                                Assistant Vice President, USAffinity Investments LP (1994-
                                                1995). Treasurer and Secretary, USAffinity Funds (1994-
                                                1995). Manager, Fund Administration, SEI Corporation (1991-
                                                1994).

William R. Moyer (54)         Vice              Senior Vice President and Chief Financial Officer, Phoenix
100 Bright Meadow Blvd.       President         Investment Partners, Ltd. (1995-present). Senior Vice
P.O. Box 2200                                   President, Finance (1990-present), Chief Financial Officer
Enfield, CT 06083-2200                          (1996-present), and Treasurer (1994-1996 and 1998-present),
                                                Phoenix Equity Planning Corporation. Director (1998-present),
                                                Senior Vice President (1990-present), Chief Financial Officer
                                                (1996-present) and Treasurer (1994-present), Phoenix
                                                Investment Counsel, Inc. Director (1998-present), Senior Vice
                                                President, Finance (1993-present), Chief Financial Officer
                                                (1996-present), and Treasurer (1994-present), National
                                                Securities & Research Corporation. Senior Vice President
                                                and Chief Financial Officer, Duff & Phelps Investment
                                                Management Co. (1996-present). Vice President, Phoenix
                                                Funds (1990-present), Phoenix-Duff & Phelps Institutional
                                                Mutual Funds (1996-present), Phoenix-Aberdeen Series Fund
                                                (1996-present). Vice President, Investment Products Finance,
                                                Phoenix Home Life Mutual Insurance Company (1990-1995).
                                                Senior Vice President and Chief Financial Officer, W. S.
                                                Griffith & Co., Inc. (1992-1995) and Townsend Financial
                                                Advisers, Inc. (1993-1995). Vice President, the National
                                                Affiliated Investment Companies (until 1993).

Leonard J. Saltiel (44)       Vice              Managing Director, Operations and Service, (1996-present),
                              President         Senior Vice President (1994-1996), Phoenix Equity Planning
                                                Corporation. Vice President, Phoenix Funds (1994-present),
                                                Phoenix Duff & Phelps Institutional Mutual Funds (1996-
                                                present), Phoenix-Aberdeen Series Fund (1996-present). Vice
                                                President, National Securities & Research Corporation (1994-
                                                1996). Vice President, Investment Operations, Phoenix Home
                                                Life Mutual Insurance Company (1994-1995). Various
                                                positions with Home Life Insurance Company and Phoenix
                                                Home Life Mutual Insurance Company (1987-1994).

                            Positions Held                         Principal Occupations
Name, Address and Age       With the Fund                         During the Past 5 Years
------------------------   ---------------   ----------------------------------------------------------------
Pierre G. Trinque (43)     Vice              Managing Director, Large Cap Growth Team (1997-present),
                           President         Managing Direcor, Director of Equity Research (1996-1997),
                                             Senior Research Analyst (1996) and Associate Portfolio
                                             Manager--Institutional Funds (1992-1995), Phoenix
                                             Investment Counsel, Inc. Vice President, The Phoenix Edge
                                             Series Fund (1997-present), Phoenix Series Fund (1997-
                                             present), Phoenix Duff & Phelps Institutional Mutual Funds
                                             (1997-present), Phoenix Multi-Portfolio Fund (1998-present)
                                             and Phoenix Worldwide Opportunities Fund (1998-present).

Nancy G. Curtiss (46)      Treasurer         Vice President, Fund Accounting (1994-present) and Treasurer
                                             (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                             Phoenix Funds (1994-present), Phoenix Duff & Phelps
                                             Institutional Mutual Funds (1996-present), Phoenix-Aberdeen
                                             Series Fund (1996-present). Second Vice President and
                                             Treasurer, Fund Accounting, Phoenix Home Life Mutual
                                             Insurance Company (1994-1995). Various positions with Phoenix
                                             Home Life Insurance Company (1987-1994).

G. Jeffrey Bohne (51)      Secretary         Vice President and General Manager, Phoenix Home Life
101 Munson Street                            Mutual Insurance Co. (1993-present). Vice President, Mutual
Greenfield, MA 01301                         Fund Customer Service (1996-present), Vice President,
                                             Transfer Agency Operations (1993-1996), Phoenix Equity
                                             Planning Corporation. Secretary/Clerk, Phoenix Funds (1993-
                                             present), Phoenix Duff & Phelps Institutional Mutual Funds
                                             (1996-present) and Phoenix-Aberdeen Series Fund (1996-
                                             present).

-----------
 *Indicates that the Trustee is an "interested person" of the Trust within the meaning of the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940.

     For services rendered to the Fund for the fiscal year ended June 30, 1998, the Trustees received aggregate remuneration of $19,397. For service on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $2,000 and $2,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Trustees costs are allocated equally to each of the Series and Funds within the complex. The foregoing fees do not include the reimbursement of expenses incurred in connection with meetings attended. Officers and employees of the Adviser who are "interested persons" are compensated for their services by the Adviser and receive no compensation from the Fund.

For the Fund's last fiscal year, the Trustees received the following compensation:

                                                                                               Total
                                                                                           Compensation
                                                  Pension or                               From Fund and
                              Aggregate      Retirement Benefits        Estimated          Fund Complex
                            Compensation       Accrued as Part       Annual Benefits        (14 Funds)
          Name                From Fund        of Fund Expenses      Upon Retirement     Paid to Directors
------------------------   --------------   ---------------------   -----------------   ------------------
Robert Chesek                 $  1,495                                                        $58,500
E. Virgil Conway+             $  2,044                                                        $79,750
Harry Dalzell-Payne+          $  1,819                                                        $71,000
Francis E. Jeffries           $  1,525*                                                       $60,000
Leroy Keith, Jr.              $  1,553               None                  None               $61,000
Philip R. McLoughlin+         $      0             for any               for any              $     0
Everett L. Morris+            $  1,790*                                                       $70,750
James M. Oates+               $  1,790             Trustee               Trustee              $70,000
Calvin J. Pedersen            $      0                                                        $     0
Herbert Roth, Jr.+            $  2,102*                                                       $81,000
Richard E. Segerson           $  1,808                                                        $70,750
Lowell P. Weicker, Jr.        $  1,808                                                        $70,000

---------
*This compensation (and the earnings thereon) will be deferred pursuant to the Directors' Deferred Compensation Plan. At July 1, 1998, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Jeffries, Morris and Roth was $99,645, $141,647 and $142,534, respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

+Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.


     On December 4, 1998, the Trustees and officers of the Fund beneficially owned less than 1% of the outstanding shares of the Fund.

Principal Shareholders
     The following table sets forth information as of December 8, 1998 with respect to each person who owns of record or is known by the Fund to own of record or beneficially own 5% or more of any class of the Fund's equity securities.

                                                                                    Percent
              Name of shareholder                   Class      Number of shares     of Class
-----------------------------------------------   ---------   ------------------   ---------
Trustees of Phoenix Savings & Investment Plan     Class A          782,894.909        5.35%
100 Bright Meadow Blvd.
Enfield, CT 06082

MLPF&S for the sole                               Class B           95,205.404       10.81%
benefit of its customers
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484

                               OTHER INFORMATION

Capital Stock

     The Declaration of Trust provides that the Trustees are authorized to create an unlimited number of series and, with respect to each series, to issue an unlimited number of full and fractional shares of beneficial interest of one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. All shares have equal voting rights, except that only shares of the respective series or separate classes within a series are entitled to vote on matters concerning only that series or class. At the date of this Prospectus, there is only one existing series of the Fund, which has three classes of shares.

     The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, as amended, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees.

Meetings of the shareholders may be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of Trustees can elect all of the Trustees of the Trust if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. Shareholders are entitled to redeem their shares as described in the prospectus and in this Statement of Additional Information.

     The Declaration of Trust establishing the Fund (a copy of which, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts), provides that the Fund's name refers to the Trustees under the Declaration of Trust collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of said Fund, but the "Trust Property" only shall be liable.

Independent Accountants

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, MA 02110, serves as independent accountants for the Fund (the "Accountants"). The Accountants audit the Fund's annual financial statements and express an opinion thereon.

Custodian and Transfer Agent

     Brown Brothers Harriman & Co., having its principal place of business at 40 Water Street, Boston, Massachusetts 02109, serves as custodian of the Fund's assets (the "Custodian"). Equity Planning, 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200, acts as Transfer Agent for the Fund (the "Transfer Agent"). As compensation, Equity Planning receives a fee equivalent to $17.95 for each designated shareholder account plus out-of-pocket expenses. Transfer Agent fees are also utilized to offset costs and fees paid to subtransfer agents employed by Equity Planning. State Street Bank and Trust Company serves as a subtransfer agent pursuant to a Subtransfer Agency Agreement.

Report to Shareholders

     The fiscal year of the Fund ends on June 30. The Fund will send financial statements to its shareholders at least semi-annually. An annual report, containing financial statements audited by the Fund's independent accountants, will be sent to shareholders each year.

Financial Statements

     The Financial Statements for the Fund's fiscal year ended June 30, 1998, appearing in the Fund's 1998 Annual Report to Shareholders, are incorporated herein by reference.

         PHOENIX-ENGEMANN GROWTH FUND PHOENIX-ENGEMANN NIFTY-FIFTY FUND
                      PHOENIX-ENGEMANN BALANCED RETURN FUND
                       PHOENIX-ENGEMANN GLOBAL GROWTH FUND
                      PHOENIX-ENGEMANN SMALL & MID-CAP FUND
                         PHOENIX-ENGEMANN VALUE 25 FUND


                          600 North Rosemead Boulevard
                         Pasadena, California 91107-2133



                       Statement of Additional Information
                                   May 1, 1999


     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current prospectus of The Phoenix-Engemann Funds (the "Trust"), dated May 1, 1999 (the "Prospectus"), and should be read in conjunction with it. Such Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.


                               TABLE OF CONTENTS

                                                                            PAGE
                                                                           -----
THE TRUST .................................................................   1
INVESTMENT OBJECTIVES AND POLICIES ........................................   1
INVESTMENT RESTRICTIONS ...................................................   9
PERFORMANCE INFORMATION ...................................................  11
PORTFOLIO TRANSACTIONS AND BROKERAGE ......................................  13
PORTFOLIO TURNOVER ........................................................  14
SERVICES OF THE ADVISER ...................................................  14
NET ASSET VALUE ...........................................................  15
HOW TO BUY SHARES .........................................................  16
ALTERNATIVE PURCHASE ARRANGEMENTS .........................................  16
INVESTOR ACCOUNT SERVICES .................................................  18
HOW TO REDEEM SHARES ......................................................  19
TAX SHELTERED RETIREMENT PLANS ............................................  20
DIVIDENDS, DISTRIBUTIONS AND TAXES ........................................  20
THE DISTRIBUTOR ...........................................................  21
DISTRIBUTION PLANS ........................................................  23
MANAGEMENT OF THE TRUST ...................................................  24
OTHER INFORMATION .........................................................  27
APPENDIX ..................................................................  28

                        Customer Service: (800) 243-1574
                            Marketing: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                 Telecommunications Device (TTY)-(800) 243-1926


PXP 2011 (5/99)

                                    THE TRUST

     The Phoenix-Engemann Funds (the "Trust") (formerly called the "Pasadena Investment Trust") is a diversified open-end management investment company which was organized under Massachusetts law in 1986 as a business trust. The name change of the Trust was made on September 3, 1997 in connection with the merger of an acquisition subsidiary of Phoenix Investment Partners, Ltd. and Pasadena Capital Corporation. The Trust presently comprises six series:
Phoenix-Engemann Growth Fund, Phoenix-Engemann Nifty Fifty Fund, Phoenix-Engemann Balanced Return Fund, Phoenix-Engemann Global Growth Fund, Phoenix-Engemann Small & Mid-Cap Growth Fund and Phoenix-Engemann Value 25 Fund, each a "Fund" and, collectively, the "Funds."


                      INVESTMENT OBJECTIVES AND POLICIES

     The investment objective of each Fund is deemed to be a fundamental policy which may not be changed without the approval of the holders of a majority of the outstanding shares of each Fund. Investment restrictions described in this Statement of Additional Information as a fundamental policy may not be changed without the approval of such Fund's shareholders. Notwithstanding the foregoing, certain investment restrictions affect more than one series of the Trust and therefore modifications may require the consent of other shareholders. There is no assurance that any Fund will meet its investment objective.


Foreign Securities

     Each Fund may invest (directly and/or through Depositary Receipts) in securities principally traded in markets outside the United States. Foreign investments can be affected favorably or unfavorably by changes in currency exchange rates and in exchange control regulations. There may be less publicly available information about a foreign company than about a U.S. company, and the information available may not be of the same quality. Foreign companies also may not be subject to accounting, auditing and financial reporting standards and requirements comparable to those applicable to U.S. companies. Securities of some foreign companies are less liquid or more volatile than securities of U.S. companies, and foreign brokerage commissions and custodian fees are generally higher than in the United States.

     Investments in foreign securities can involve other risks different from those affecting U.S. investments, including local political or economic developments, expropriation or nationalization of assets and imposition of withholding taxes on dividend or interest payments. To hedge against possible variations in currency exchange rates, a Fund (except the Growth Fund, the Nifty Fifty Fund and the Balanced Return Fund) may purchase and sell forward currency exchange contracts. These are agreements to purchase or sell specified currencies at specified dates and prices. A Fund will only purchase and sell forward currency exchange contracts in amounts which the Adviser deems appropriate to hedge existing or anticipated portfolio positions and will not use such forward contracts for speculative purposes. Foreign securities, like other assets of a Fund, will be held by such Fund's custodian or by an authorized subcustodian. While none of the Growth, Nifty Fifty and Balanced Return Funds anticipates investing a significant portion of its assets in foreign securities, each of these Funds may invest up to 15% of the value of its total assets (at time of purchase, giving effect thereto) in the securities of foreign issuers and obligors. The Small & Mid-Cap Growth Fund may invest up to 50% of its assets, the Value 25 Fund may invest up to 25% of its assets and the Global Growth Fund may invest up to 100% of its assets in foreign securities.

     Depositary Receipts. Each Fund's investments in the securities of foreign issuers may be in the form of Depositary Receipts ("DRs"), e.g., American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), Continental Depositary Receipts ("CDRs"), or other forms of DRs. DRs are receipts typically issued by a United States or foreign bank or trust company which evidence ownership of underlying securities issued by a foreign corporation. The Fund may invest in DRs through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depository, whereas a depository may establish an unsponsored facility without participation by the issuer of the deposited security. The depository of unsponsored DRs generally bears all the costs of such facilities and the depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of such receipts in respect of the deposited securities.


Foreign Currency Transactions

     In General. As described below, each Fund (except the Growth Fund, the Nifty Fifty Fund and the Balanced Return Fund) may engage in certain foreign currency exchange and option transactions. These transactions involve investment risks and transaction costs to which a Fund would not be subject absent the use of these strategies. If the Adviser's predictions of movements in the direction of securities prices or currency exchange rates are inaccurate, the adverse consequences to a Fund may leave such Fund in a worse position than if it had not used such strategies. Risks inherent in the use of option and foreign currency forward and futures contracts include: (1) dependence on the Adviser's ability to correctly predict movements in the direction of securities prices and currency exchange rates; (2) imperfect correlation between the price of options and futures contracts and movements in the prices of the securities or currencies being hedged; (3) the fact that the skills needed to use these strategies are different from those needed to select portfolio securities; (4) the possible absence of a liquid secondary market for any particular instrument at any time; and (5) the possible need to defer closing out certain hedged positions to avoid adverse tax consequences.

Each Fund's ability to enter into futures contracts is also limited by the requirements of the Internal Revenue Code of 1986, as amended, (the "Code") for qualification as a regulated investment company.

     The Global Growth Fund, Small & Mid-Cap Growth Fund and Value 25 Fund may engage in currency exchange transactions to protect against uncertainty in the level of future currency exchange rates. In addition, each Fund may write covered put and call options on foreign currencies for the purpose of increasing its return.

     Generally, each of the above Funds may engage in both "transaction hedging" and "position hedging." When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables, generally arising in connection with the purchase or sale of portfolio securities. A Fund will engage in transaction hedging when it desires to "lock in" the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund will attempt to protect itself against a possible loss resulting from an adverse change in the exchange rate between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

     Each of the above Funds may purchase or sell a foreign currency on a spot (or cash) basis at the prevailing spot rate in connection with the settlement of transactions in portfolio securities denominated in that foreign currency. Each Fund may also enter into contracts to purchase or sell foreign currencies at a future date ("forward contracts") and purchase and sell foreign currency futures contracts.

     For transaction hedging purposes, each of the above Funds may also purchase exchange-listed and over-the-counter put and call options on foreign currency futures contracts and on foreign currencies. A put option on a futures contract gives a Fund the right to assume a short position in the futures contract until the expiration of the option. A put option on a currency gives a Fund the right to sell the currency at an exercise price until the expiration of the option. A call option on a futures contract gives a Fund the right to assume a long position in the futures contract until the expiration of the option. A call option on a currency gives a Fund the right to purchase the currency at the exercise price until the expiration of the option.

     When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which its portfolio securities are denominated (or an increase in the values of currency for securities which such Fund expects to purchase, when such Fund holds cash or short-term investments). In connection with position hedging, each of the Funds may purchase put or call options on foreign currency and on foreign currency futures contracts and buy or sell forward contracts and foreign currency futures contracts. Each Fund may also purchase or sell foreign currency on a spot basis.

     The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

     It is also impossible to forecast with precision the market value of portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency such Fund is obligated to deliver and a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities if the market value of such security or securities exceeds the amount of foreign currency a Fund is obligated to deliver.

     Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities which a Fund owns or intends to purchase or sell. They simply establish a rate of exchange which one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in value of such currency.

     Each of the above Funds may seek to increase its return or to offset some of the costs of hedging against fluctuations in currency exchange rates by writing covered put options and covered call options on foreign currencies. A Fund receives a premium from writing a put or call option, which increases such Fund's current return if the option expires unexercised or is closed out at a net profit. A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written.

     A Fund's currency hedging transactions may call for the delivery of one foreign currency in exchange for another foreign currency and may at times not involve currencies in which its portfolio securities are then denominated. The Adviser will engage in such "cross hedging" activities when it believes that such transactions provide significant hedging opportunities for a Fund. Cross hedging transactions by a Fund involve the risk of imperfect correlation between changes in the values of the currencies to which such transactions relate and changes in the value of the currency or other asset or liability which is the subject of the hedge.

     None of the Funds is a commodity pool. The Funds' transactions in futures and options thereon as described herein will constitute bona fide hedging or other permissible transactions under regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). In addition, no Fund may engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired futures and options thereon would exceed 5% of the value of such Fund's net assets, with certain exclusions as defined in the applicable CFTC rules. At the time of purchase of a foreign currency exchange contract, a foreign currency futures contract or related option, liquid assets, such as cash, U.S. government securities or other appropriate high-grade debt obligations, marked to market daily equal to the market value of the foreign currency contract or related option minus the Fund's initial margin deposit will be deposited in a pledged account with the Funds' custodian to collateralize the position and thereby ensure that it is not leveraged.

     Currency forward and futures contracts. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. The holder of a cancelable forward contract has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the CFTC, such as the New York Mercantile Exchange.

     Forward foreign currency exchange contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

     At the maturity of a forward or futures contract, a Fund either may accept or make delivery of the currency specified in the contract, or at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange; a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

     Although each Fund (except the Growth Fund, the Nifty Fifty Fund and the Balanced Return Fund) intends to purchase or sell foreign currency futures contracts only on exchanges or boards of trade where there appears to be an active market, there is no assurance that a market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin.

     Foreign currency options. In general, options on foreign currencies operate similarly to options on securities and are subject to many similar risks. Foreign currency options are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Options are traded not only on the currencies of individual nations, but also on the European Currency Unit, which is composed of amounts of a number of currencies and is the official medium of exchange of the European Community's European Monetary System.

     Each Fund (except the Growth, Nifty Fifty and Balanced Return Funds) will only purchase or write foreign currency options when the Fund's Adviser believes that a liquid market exists for such options. There can be, however, no assurance that a liquid market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence foreign exchange rates and investments generally.

     The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options) may be affected significantly, fixed, or supported directly or indirectly, by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, since exchange rates may not be free to fluctuate in response to other market forces.

     The value of a foreign currency option reflects the value of an exchange rate, which in turn reflects the relative values of two currencies, generally the U.S. dollar and the foreign currency in question. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the exercise of foreign currency options, investors may be disadvantaged by having to deal in an odd-lot market for the underlying foreign currencies in connection with options at prices that are less favorable than for round lots. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

     There is no systematic reporting of last sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large round-lot transactions in the interbank market and thus may not reflect exchange rates for smaller odd- lot transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that cannot be reflected in the options markets.

     Settlement procedures. Settlement procedures relating to the Funds' investments in foreign securities and to the Funds' foreign currency exchange transactions may be more complex than settlements with respect to investments in debt or equity securities of U.S. issuers, and may involve certain risks not present in the Funds' domestic investments. For example, settlement of transactions involving foreign securities or foreign currency may occur within a foreign country, and a Fund may be required to accept or make delivery of the underlying securities or currency in conformity with any applicable U.S. or foreign restrictions or regulations, and may be required to pay any fees, taxes or charges associated with such delivery. Such investments may also involve the risk that an entity involved in the settlement may not meet its obligations. Settlement procedures in many foreign countries are less established than those in the United States, and some foreign country settlement periods can be significantly longer than those in the United States.

     Foreign currency conversion. Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the "spread") between prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should such Fund desire to resell that currency to the dealer.


Futures Contracts and Related Options

     A financial futures contract sale creates an obligation by the seller to deliver the type of financial instrument called for in the contract in a specified delivery month for a stated price. A financial futures contract purchase creates an obligation by the purchaser to take delivery of the type of financial instrument called for in the contract in a specified delivery month at a stated price. The specific instruments delivered or taken, respectively, at settlement date are not determined until on or near that date. The determination is made in accordance with the rules of the exchange on which the futures contract sale or purchase was made. Futures contracts are traded in the United States only on commodity exchanges or boards of trade--known as "contract markets"--approved for such trading by the CFTC, and must be executed through a futures commission merchant or brokerage firm which is a member of the relevant contract market. None of the Funds that can invest in futures contracts and related options will invest more than 5% of its net assets in such contracts and options.

     No Fund will deal in commodity contracts per se, and the Global Growth, Small & Mid-Cap Growth and Value 25 Funds will deal only in futures contracts involving financial instruments. Although futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument or commodity with the same delivery date. If the price of the initial sale of the futures contract exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the purchaser's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the purchaser realizes a gain, and if the purchase price exceeds the offsetting sale price, he realizes a loss. Futures contracts traded on an exchange approved by the CFTC are "marked to market" at the end of each year, whether or not they are closed out. In general, 40% of the gain or loss arising from the closing out or marking to market of a futures contract traded on an exchange approved by the CFTC is treated as short-term capital gain or loss, and 60% is treated as long-term capital gain or loss.

     Unlike when a Fund purchases or sells a security, no price is paid or received by such Fund upon the purchase or sale of a futures contract. Upon entering into a contract, such Fund is required to deposit with its custodian in a segregated account in the name of the futures broker an amount of cash and/or certain liquid securities. This amount is known as "initial margin." The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds to finance the transactions. Rather, initial margin is similar to a performance bond or good faith deposit which is returned to such Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Futures contracts also involve brokerage costs.

     Subsequent payments, called "variation margin," to and from the broker (or the custodian) are made on a daily basis as the price of the underlying security or commodity fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "marking to the market." For example, when a Fund has purchased a futures contract on a security and the price of the underlying security has risen, that position would increase in value and such Fund would receive from the broker a variation margin payment based on that increase in value. Conversely, when a Fund has purchased a security futures contract and the price of the underlying security has declined, the position would be less valuable and such Fund would be required to make a variation margin payment to the broker.

     A Fund may elect to close some or all of its futures positions at any time prior to their expiration in order to reduce or eliminate a hedge position then currently held by such Fund. A Fund may close its positions by taking opposite positions which will operate to terminate such Fund's position in the futures contracts. Final determinations of variation margin are then made, additional cash is required to be paid by or released to such Fund, and such Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

     At the time of purchase of a financial futures contract or a call option on a futures contract, liquid assets, such as cash, U.S. government securities or other appropriate high-grade debt obligations, marked to market daily equal to the market value of the futures contract minus the Fund's initial margin deposit will be deposited in a pledged account with the Funds' custodian to collateralize the position and thereby ensure that it is not leveraged.

     Options on futures contracts. Each Fund (except the Growth Fund, the Nifty Fifty Fund and the Balanced Return Fund) may purchase and write put and call options on futures contracts it may buy or sell and enter into closing transactions with respect to such options to terminate existing positions. Options on future contracts give the purchaser the right, in return for the premium paid, to assume a position in a futures contract at the specified option exercise price at any time during the period of the option. Each of the above Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which such Fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

     As with options on securities, the holder or writer of an option may terminate its position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

     The Global Growth, Small & Mid-Cap Growth and Value 25 Funds will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by such Funds pursuant to brokers' requirements similar to those described above in connection with the discussion of futures contracts.

     Risks of transactions in futures contracts and related options. Successful use of futures contracts by a Fund is subject to the Adviser's ability to predict movements in the direction of interest rates and other factors affecting securities markets. For example, if a Fund has hedged against the possibility of decline in the values of its investments and the values of its investments increase instead, such Fund will lose part or all of the benefit of the increase through payments of daily maintenance margin. A Fund may have to sell investments at a time when it may be disadvantageous to do so in order to meet margin requirements. The loss from investing in futures transactions is potentially unlimited.

     Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the purchase of a put or call option on a futures contract would result in a loss to a Fund when the purchase or sale of a futures contract would not, such as when there is no movement in the prices of the hedged investments. The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

     There is no assurance that higher than anticipated trading activity or other unforeseen events might not, at times, render certain market clearing facilities inadequate, and thereby result in the institution by exchanges of special procedures which may interfere with the timely execution of customer orders.

     To reduce or eliminate a hedge position held by a Fund, such Fund may seek to close out a position. The ability to establish and close out positions will be subject to the development and maintenance of a liquid secondary market. It is not certain that this market will develop or continue to exist for a particular futures contract or option. Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain contracts or options; (ii) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of contracts or options, or underlying securities; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or a clearing corporation may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of contracts or options (or a particular class or series of contracts or options), in which event the secondary market on that exchange for such contracts or options (or in the class or series of contracts or options) would cease to exist, although outstanding contracts or options on the exchange that had been issued by a clearing corporation as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

     Index futures contracts. An index futures contract is a contract to buy or sell units of an index at a specified future date at a price agreed upon when the contract is made. Entering into a contract to buy units of an index is commonly referred to as buying or purchasing a contract or holding a long position in the index. Entering into a contract to sell units of an index is commonly referred to as selling a contract or holding a short position. A unit is the current value of the index. Each of the Global Growth, Small

& Mid-Cap Growth and Value 25 Funds may enter into stock index futures contracts, debt index futures contracts, or other index futures contracts appropriate to its objective. Each of these Funds may also purchase and sell options on index futures contracts.

     For example, the Standard & Poor's Composite 500 Stock Price Index ("S&P 500") is composed of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The S&P 500 assigns relative weightings to the common stocks included in the index, and the value fluctuates with changes in the market values of those common stocks. In the case of the S&P 500, contracts are to buy or sell 500 units. Thus, if the value of the S&P 500 were $150, one contract would be worth $75,000 (500 units x $150). A stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a futures contract to buy 500 units of the S&P 500 at a specified future date at a contract price of $150 and the S&P 500 is at $154 on that future date, the Fund will gain $2,000 (500 units x gain of $4 per unit). If a Fund enters into a futures contract to sell 500 units of the stock index at a specified future date at a contract price of $150 and the S&P 500 is at $152 on that future date, the Fund will lose $1,000 (500 units x loss of $2 per unit).

     There are several risks in connection with the use by the Funds of index futures as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the index futures and movements in the prices of securities which are the subject of the hedge. The Funds' Adviser will, however, when engaging in this type of activity, attempt to reduce this risk by buying or selling, to the extent possible, futures on indices the movements of which will, in its judgment, have a significant correlation with movements in the prices of the securities sought to be hedged.

     Successful use of index futures by a Fund for hedging purposes is also subject to the Adviser's ability to predict movements in the direction of the market. It is possible that, where a Fund has sold futures to hedge its portfolio against a decline in the market, the index on which the futures are written may advance and the value of securities held in such Fund's portfolio may decline. If this occurred, such Fund would lose money on the futures and also experience a decline in value in its portfolio securities. It is also possible that, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held in its portfolio and securities prices increase instead, such Fund will lose part or all of the benefit of the increased value of those securities it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if such Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements at a time when it is disadvantageous to do so.

     In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the index futures and the portion of the portfolio being hedged, the prices of index futures may not correlate perfectly with movements in the underlying index due to certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. Second, margin requirements in the futures market are less onerous than margin requirements in the securities market, and as a result the futures market may attract more speculators than the securities market does. Increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortions in the futures market and also because of the imperfect correlation between movements in the index and movements in the prices of index futures, even a correct forecast of general market trends may not result in a successful hedging transaction over a short time period.

     Options on stock index futures. Options on stock index futures are similar to options on securities except that options on index futures give the purchaser the right, in return for the premium paid, to assume a position in an index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the index future. If an option is exercised on the last trading day prior to its expiration date, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the future is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Options on Indices

     As an alternative to purchasing put and call options on index futures, each of the Global Growth, Small & Mid-Cap Growth and Value 25 Funds may purchase and sell put and call options on the underlying indices themselves. Such options would be used in a manner identical to the use of options on index futures.


Index Warrants

     Each Fund (except the Growth Fund, the Nifty Fifty Fund and the Balanced Return Fund) may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices ("index warrants"). Index warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index warrant prior to its expiration, then such Fund would lose the amount of the purchase price paid by it for the warrant.

     A Fund will normally use index warrants in a manner similar to its use of options on securities indices. The risks of a Fund's use of index warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution which issues the warrant. Also, index warrants generally have longer terms than index options. Although each Fund will normally invest only in exchange listed warrants, index warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index warrants may limit a Fund's ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.


Securities Loans

     Each Fund may make secured loans of its portfolio securities amounting to not more than 25% of its total assets, thereby increasing its total return. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. As a matter of policy, securities loans are made to broker-dealers pursuant to agreements requiring that loans be continuously secured by collateral consisting of cash or high-grade short-term debt obligations at least equal at all times to the value of the securities on loan, "marked-to-market" daily. The borrower pays to such Fund an amount equal to any dividends or interest received on securities lent. A Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. Although voting rights, or rights to consent, with respect to the loaned securities pass to the borrower, a Fund retains the right to call the loans at any time on reasonable notice, and it will do so to enable the Fund to exercise the voting rights on any matters materially affecting the investment. A Fund may also call such loans in order to sell securities.


Forward Commitments

     Each Fund (except the Growth Fund, the Nifty Fifty Fund and the Balanced Return Fund) may enter into contracts to purchase securities for a fixed price at a future date beyond customary settlement time ("forward commitments") if the Fund holds, and maintains until settlement date in a segregated account, cash or high-grade debt obligations in an amount sufficient to meet the purchase price, or if the Fund enters into offsetting contracts for the forward sale of other securities it owns. Forward commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, which risk is in addition to the risk of decline in the value of the Fund's other assets. Where such purchases are made through dealers, the Fund relies on the dealer to consummate the sale. The dealer's failure to do so may result in the loss to the Fund of an advantageous yield or price. Although each Fund will generally enter into forward commitments with the intention of acquiring securities for its portfolio or for delivery pursuant to options contracts it has entered into, such Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. A Fund may realize short-term profits or losses upon the sale of forward commitments.


Illiquid Securities

     Each of the Global Growth, Small & Mid-Cap Growth, and Value 25 Funds may invest up to 15% and each of the Growth, Nifty Fifty and Balanced Return Funds may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist, provided such investments are consistent with such Fund's objective and other policies. Such securities may include securities that are not readily marketable, such as certain securities that are subject to legal or contractual restrictions on resale, repurchase agreements providing for settlement in more than seven days after notice, certain options traded in the over-the-counter market and securities used to cover such options. As to these securities, a Fund is subject to a risk that should the Fund desire to sell them when a ready buyer is not available at a price the Fund deems representative of their value, the value of the Fund could be adversely affected. When purchasing securities that have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), and are not readily marketable, each Fund will endeavor to obtain the right to registration at the expense of the issuer. Generally, there will be a lapse of time between a Fund's decision to sell any such security and the registration of the security permitting sale. During any such period, the price of the securities will be subject to market fluctuations. However, if a substantial market of qualified institutional buyers develops pursuant to Rule 144A under the 1933 Act for certain unregistered securities held by a Fund, such Fund intends to treat such securities as liquid securities in accordance with procedures approved by the Trust's Board of Trustees. Because it is not possible to predict with any assurance how the market for restricted securities pursuant to Rule 144A will develop, the Board of Trustees has directed the Adviser to monitor carefully any Fund investments in such securities with particular regard to trading activity, availability or reliable price information and other relevant information. To the extent that, for a period of time, qualified institutional buyers cease purchasing such restricted securities pursuant to Rule 144A, a Fund's investing in such securities may have the effect of increasing the level of illiquidity in the Fund's portfolio during such period.


Repurchase Agreements

     Each Fund may, for temporary defensive purposes, invest its assets in eligible U.S. Government securities and concurrently enter into repurchase agreements with respect to such securities. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase prices may be the same, with interest at a stated rate due to the Fund together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the U.S. Government security itself. Such repurchase agreements will be made only with banks with assets of $1 billion or more that are insured by the Federal Deposit Insurance Corporation or with Government securities dealers recognized as primary dealers by the Federal Reserve Board and registered as broker-dealers with the SEC or exempt from such registration. In addition, to the extent a Fund has over $10 million in assets, the Fund will limit the amount of its transactions with any one bank or Government securities dealer to a maximum of 25% of its assets. Any repurchase agreements entered into by a Fund will be of short duration, from overnight to one week, although the underlying securities generally have longer maturities. No Fund may enter into a repurchase agreement with more than seven days to maturity if, as a result, more than 10% of the value of the Growth, Nifty Fifty or Balanced Return Funds' or 15% of the value of the Global Growth, Small & Mid-Cap Growth or Value 25 Funds' net assets would be invested in such repurchase agreements and other illiquid assets.

     For purposes of the Investment Company Act of 1940 (the "1940 Act"), a repurchase agreement is deemed to be a loan from a Fund to the seller of the U.S. Government security subject to the repurchase agreement. In the event of commencement of bankruptcy or insolvency proceedings with respect to the seller of the U.S. Government security before its repurchase under a repurchase agreement, a Fund may encounter delays and incur costs before being able to sell the security. Delays may involve loss of interest or a decline in price of the U.S. Government security. If a court characterizes the transaction as a loan and the Fund has not perfected a security interest in the U.S. Government security, the Fund may be required to return the security to the seller's estate and be treated as an unsecured creditor of the seller. As an unsecured creditor, the Fund would be at risk of losing some or all of the principal and income involved in the transaction. As with any unsecured debt instrument purchased for a Fund, the Adviser seeks to minimize the risk of loss through repurchase agreements by analyzing the creditworthiness of the obligor, in this case the seller of the U.S. Government security.

     Apart from the risk of bankruptcy or insolvency proceedings, there is also the risk that the seller may fail to repurchase the security. However, each Fund will always receive as collateral for any repurchase agreement to which it is a party U.S. Government securities acceptable to it, the market value of which is equal to at least 100% of the amount invested by the Fund plus accrued interest, and the Fund will make payment against such securities only upon physical delivery or evidence of book entry transfer to the account of its Custodian or other entity authorized by the Trust's Board of Trustees to have custody for purposes of repurchase agreement transactions. If the market value of the U.S. Government security subject to the repurchase agreement becomes less than the repurchase price (including interest), the Fund will direct the seller of the U.S. Government security to deliver additional securities so that the market value of all securities subject to the repurchase agreement will equal or exceed the repurchase price. It is possible that the Fund will be unsuccessful in seeking to impose on the seller a contractual obligation to deliver additional securities, however.


Special Situations

     Subject to the limitations in the Prospectus, each Fund (except the Global Growth Fund) may invest in special situations that the Adviser believes present opportunities for capital growth. Such situations most typically include corporate restructurings, mergers, and tender offers.

     A special situation arises when, in the opinion of the Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development particularly or uniquely applicable to that company and regardless of general business conditions or movements of the market as a whole. Developments creating special situations might include, among others, the following: liquidations, reorganizations, recapitalizations, mergers, or tender offers; material litigation or resolution thereof; technological breakthroughs; and new management or management policies. Although large and well-known companies may be involved, special situations often involve much greater risk than is inherent in ordinary investment securities.


Unseasoned Companies

     As a matter of operating policy, the Funds may invest to a limited extent in securities of unseasoned companies and new issues. The Adviser regards a company as unseasoned when, for example, it is relatively new to or not yet well established in its primary line of business. Such companies generally are smaller and younger than companies whose shares are traded on the major stock exchanges. Accordingly, their shares are often traded over-the-counter and their share prices may be more volatile than those of larger, exchange-listed companies. In order to avoid undue risks, a Fund will not invest more than 5% of its total assets in securities of any one company with a record of fewer than three years' continuous operation (including that of predecessors). Investments by the Nifty Fifty Fund and the Balanced Return Fund in the securities of unseasoned companies may not exceed 5% and 30% respectively of each Fund's total assets.


New Issues

     The Funds may invest in new issues. A new issue may be an initial public offering by a previously private company. There may be less public information about the company and the company may have a limited operating history and rapidly changing fundamental prospects. This may make investment returns of new issues highly volatile. New issues may also be subject to varying patterns of trading volume and may, at times, be difficult to sell.


                            INVESTMENT RESTRICTIONS

     The following restrictions have been adopted as matters of fundamental or operating policy for the Funds. Fundamental policies may not be changed without the approval of a majority of the Fund's outstanding voting securities and approval of the Board of Trustees. Operating policies can be changed by vote of the Board of Trustees. The Funds may not:

     (1) With respect to 75% of a Fund's total assets, purchase any security (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, as a result, more than 5% of the value of the Fund's total assets would be invested in securities of any one issuer. This limitation does not apply with respect to the remaining 25% of a Fund's total assets (except that neither the Growth Fund nor the Balanced Return Fund will invest more than 10% of its total assets in any one non-U.S. Government issuer). [Fundamental Policy]

     (2) Purchase securities on margin (but it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of its portfolio securities, and may make margin payments in connection with transactions in permissible futures and options contracts) or make uncovered short sales. [Operating Policy]

     (3) With respect to 75% of the Global Growth, Small & Mid-Cap Growth and Value 25 Funds' total assets and 100% of the Growth, Nifty Fifty and Balanced Return Funds' total assets, acquire more than 10% of any one class of securities of an issuer or more than 10% of the outstanding voting securities of any one issuer. (For this purpose all common stocks of an issuer are regarded as a single class, and all preferred stocks of an issuer are regarded as a single class.) [Fundamental Policy]

     (4) Borrow money in excess of 20% (5% for the Growth, the Nifty Fifty and Balanced Return Funds) of its total assets (taken at cost) and then only as a temporary measure for extraordinary or emergency reasons and not for investment. (Each Fund may borrow only from banks and immediately after any such borrowings there must be an asset coverage [total assets of the Fund, including the amount borrowed, less liabilities other than such borrowings] of at least 300% of the amount of all borrowings. In the event that, due to market decline or other reasons, such asset coverage should at any time fall below 300%, the Fund is required within three days, not including Sundays and holidays, to reduce the amount of its borrowings to the extent necessary to cause the asset coverage of such borrowings to be at least 300%. If this should happen, the Fund may have to sell securities at a time when it would be disadvantageous to do so.) [Fundamental Policy]

     (5) With respect to the Global Growth, the Small & Mid-Cap Growth and the Value 25 Funds, pledge more than 25% of its total assets (taken at cost) in connection with permissible borrowings. For the purposes of this restriction, the deposit of underlying securities and other assets in connection with the writing of put and call options and collateral arrangements with respect to margin for currency futures contracts are not deemed to be a pledge of assets. [Fundamental Policy]

     (6) Invest more than 5% (30% for the Balanced Return Fund) of its total assets in securities of any one issuer which, together with any predecessor, has been in continuous operation for less than three years. [Fundamental Policy]

     (7) Invest in securities of any company, if officers and Trustees of the Trust and officers and directors of the Adviser who beneficially own more than 0.5% of the shares or securities of that company collectively own more than 5% of such securities. [Fundamental Policy with respect to the Growth, Nifty Fifty, Balanced Return, Global Growth and Small & Mid-Cap Growth Funds]

     (8) Make loans, except (a) by purchase of marketable bonds, debentures, commercial paper or corporate notes, and similar marketable evidences of indebtedness which are part of an issue to the public or to financial institutions, (b) by entry into repurchase agreements, or (c) through the lending of its portfolio securities with respect to not more than 25% of its total assets. [Fundamental Policy]

     (9) Buy or sell oil, gas or other mineral leases, rights or royalty contracts or commodities or commodity contracts, except for transactions in futures contracts and options thereon entered into for hedging purposes, and the Growth, Nifty Fifty and Balanced Return Funds may purchase marketable securities of companies or partnerships holding such interests. [Fundamental Policy for the Global Growth, Small & Mid-Cap Growth and Value 25 Funds]

     (10) Act as an underwriter except to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under certain federal securities laws. [Fundamental Policy]

     (11) Make investments for the purpose of exercising control of a company's management. [Operating Policy]

     (12) Concentrate its investments in particular industries, and in no event invest more than 25% of the value of its total assets in any one industry. [Fundamental Policy]

     (13) Engage in puts, calls, straddles, spreads or any combination thereof, except that, to the extent described in the Prospectus and this Statement of Additional Information, a Fund may buy and sell put and call options (and any combination thereof) on securities, on financial futures contracts, on securities indices, on currency futures contracts and on foreign currencies and may buy and sell put and call warrants, the values of which are based upon securities indices. [Operating Policy]

     (14) Purchase warrants if, as a result, its warrant holdings, valued at the lower of cost or market, would exceed 5% of the Fund's net assets, with no more than 2% of net assets in warrants not listed on the New York or American Stock Exchanges. [Operating Policy]

     (15) Invest in (a) securities which at the time of such investment are not readily marketable, (b) securities restricted as to resale (excluding securities determined by the Trustees of the Funds, or by a person designated by the Trustees of the Funds, to make such determinations pursuant to procedures adopted by the Trustees to be readily marketable), and (c) repurchase agreements maturing in more than seven days, if, as a result, more than 10% of the Growth, Nifty Fifty and Balanced Return Funds' and more than 15% of the Global Growth, Small & Mid-Cap Growth and Value 25 Funds' net assets (taken at current value) would be invested in the aggregate in securities described in (a), (b) and (c) above. [Operating Policy]

     (16) Purchase or sell real property (including limited partnership interests), except that the Fund may (a) purchase or sell readily marketable interests in real estate investment trusts or readily marketable securities of companies which invest in real estate, (b) purchase or sell securities that are secured by interests in real estate or interests therein, or (c) acquire real estate through exercise of its rights as a holder of obligations secured by real estate or interests therein or sell real estate so acquired. [Fundamental Policy]

     (17) Participate on a joint or joint and several basis in any securities trading account. [Operating Policy]

     (18) Purchase the securities of any other investment company except (a) within the limits of the 1940 Act, (b) in a public offering or in the open market or in privately negotiated transactions where, in either case, to the best information of the Fund, no commission, profit or sales charge to a sponsor or dealer (other than a customary broker's commission or underwriting discount) results from such purchase, (c) if such purchase is part of a merger, consolidation, or acquisition of assets, or (d) as part of a master-feeder arrangement (see below). [Fundamental Policy]

     (19) With respect to the Growth Fund, the Nifty Fifty Fund and the Balanced Return Fund, purchase or sell financial futures, commodities or commodities contracts, including futures contracts on physical commodities. [Fundamental Policy]

     (20) Issue senior securities, as such term is defined in the Investment Company Act of 1940, as amended, except as otherwise permitted under these fundamental investment restrictions. [Fundamental Policy]

     Each Fund, notwithstanding any other investment policy or limitation (whether or not fundamental), may invest all of its assets in the securities or beneficial interests of a single pooled investment fund having substantially the same objective, policies and limitations as such Fund.

     Some of the practices referred to above are subject to restrictions contained in the 1940 Act. In addition to the restrictions described above, a Fund may from time to time agree to additional investment restrictions for purposes of compliance with the securities laws of those states and foreign jurisdictions where such Fund intends to offer or sell its shares. Any such additional restrictions that would have a material bearing on a Fund's operations will be reflected in the Prospectus or a Prospectus supplement and may require shareholder approval.

                            PERFORMANCE INFORMATION

     The Funds may, from time to time, include total return in advertisements or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class or Fund and as a total return of any Class or Fund.

     Standardized quotations of average annual total return for each Class of Shares of a Fund will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A, Class B, or Class C Shares of a Fund over periods of 1, 5 and 10 years or up to the life of the class of shares of a Fund, calculated for each class separately pursuant to the formula below. All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B and C Shares, and assume that all dividends and distributions are reinvested when paid.

     P(T + 1)n = ERV
       where P = a hypothetical initial payment of $1,000, T = average annual total return, n = number of years,
           ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10 year periods at the end of the 1, 5, or 10 year periods (or fractional portion thereof).

     The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Funds may compare performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week, Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Funds against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Russell 2000 Index, Morgan Stanley Capital International All Country World Index, Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.

     Advertisements, sales literature and other communications may contain information about the Funds and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Funds may separate its cumulative and average annual returns into income and capital gains components.

     Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of each Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

     The Funds may also compute aggregate cumulative total return for specified periods based on a hypothetical Class A, Class B, or Class C account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A Shares' maximum sales charge of 4.75% and assumes reinvestment of all income dividends and capital gain distributions during the period.

     The Funds also may quote annual, average annual and annualized total return and aggregate total return performance data, for each class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.

     The average annual compounded rates of return, or total return, for the Class A, Class B and Class C shares of each of the Funds for the indicated periods ended December 31, 1998 were as follows:

                                         One           Five          Ten          Inception(1) to
                                         Year         Years         Years       December 31, 1998
  Class A                                ----         -----         -----       -----------------
The Growth Fund                          30.88%       17.88%        17.06%            14.15%
The Balanced Return Fund                 22.98%       15.93%        15.23%            15.66%
The Nifty Fifty Fund                     28.70%       20.27%         N/A              20.01%
The Global Growth Fund*                   8.91%       18.11%         N/A              20.05%
The Small & Mid-Cap Growth Fund*          8.87%        N/A           N/A              31.53%
The Value 25 Fund                         2.11%        N/A           N/A              11.59%

                                                                      One         Inception(2) to
                                                                     Year       December 31, 1998
  Class B                                                            ----       -----------------
The Growth Fund                                                     32.53%            18.13%
The Balanced Return Fund                                            24.21%            16.06%
The Nifty Fifty Fund                                                30.30%            20.53%
The Global Growth Fund                                               9.47%            13.94%
The Small & Mid-Cap Growth Fund                                      9.54%            22.06%
The Value 25 Fund                                                    2.57%             9.87%

                                                                      One         Inception(2) to
                                                                     Year       December 31, 1998
  Class C                                                            ----       -----------------
The Growth Fund                                                     36.38%            18.32%
The Balanced Return Fund                                            28.07%            16.26%
The Nifty Fifty Fund                                                34.14%            20.70%
The Global Growth Fund                                              13.26%            14.37%
The Small & Mid-Cap Growth Fund                                     13.34%            18.74%
The Value 25 Fund                                                    6.42%            12.88%

(1)The inception dates of the Funds are as follows:
     Growth Fund--June 24, 1986
     Balanced Return Fund--June 8, 1987
     Nifty Fifty Fund--December 17, 1990
     Global Growth Fund--November 1, 1993
     Small & Mid-Cap Growth Fund--October 10, 1994
     Value 25 Fund--December 17, 1996

(2)The inception date for Class B and Class C shares for the Growth, Nifty Fifty and Balanced Return Funds was January 3, 1994; the inception date for the Class B shares for the Global Growth* and Small & Mid-Cap* Growth Funds was September 18, 1996; the inception date for the Class C shares for the Global Growth Fund* was October 21, 1996 and the inception date for the Class C shares of the Small & Mid-Cap Growth Fund* was October 8, 1996. The inception date for Class B and C shares for the Value 25 Fund was January 9, 1997.

* Prior to September 1, 1996, the Global Growth and Small & Mid-Cap Growth Funds' shares were not offered to the public and, although each Fund's portfolio was managed substantially in accordance with the investment policies described in its current Prospectus during that period, some management differences did occur due primarily to each Fund's small asset size. Accordingly, each Fund's performance during periods prior to September 1, 1996 may not be relevant to an assessment of such Fund's performance subsequent to such date. Additionally, the Adviser waived all management, administrative and service fees otherwise payable to it by the Global Growth Fund during 1993, 1994 and 1995 and the Small & Mid-Cap Growth Fund during 1994 and 1995, which had the effect of increasing each Fund's total return for those periods.

     A Fund may also, from time to time, include a reference to the current distribution rate of each Class of shares in investor communications and sales literature preceded or accompanied by a prospectus for such Fund, reflecting the amounts actually distributed to shareholders of each Class which could include capital gains and other items of income, as well as interest and dividend income received by a Fund and distributed to the shareholders. All calculations of a Class's distribution rate are based on the distributions per share which are declared, but not necessarily paid, during the fiscal year. The distribution rate for a Class is determined by dividing the distributions declared during the period by the maximum offering price per share of the Class on the last day of the period and annualizing the resulting figure. The distribution rate does not reflect capital appreciation or depreciation in the price of a Fund's shares and should not be confused with yield or considered to be a complete indicator of the return to the investor on his investment.

     Investors should note that the investment results of each Fund will fluctuate over time, and any presentation of a Fund's current yield, total return or distribution rate for any period should not be considered as a representation of what an investment may earn or what an investor's total return, yield or distribution rate may be in any future period.


                     PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Funds. It is the practice of the Adviser to seek the best prices and execution of orders and to negotiate brokerage commissions which in the Adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Funds are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Funds an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the Adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future. The Adviser believes that the Funds benefit with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Funds is best served by brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of: the firm's ability to execute the order in the desired manner; the value of research services provided by the firm; and the firm's attitude toward and interest in mutual funds in general including the sale of mutual funds managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Funds. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Adviser better prices and execution are available elsewhere.

     In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Funds. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Funds and shareholders.

     A high rate of portfolio turnover involves a correspondingly higher amount of brokerage commissions and other costs which must be borne directly by the Funds and indirectly by shareholders.

     Stolper & Company, Inc., of which Michael Stolper, a former Trustee of the Trust and a Director of Pasadena Capital Corporation, is the sole shareholder, has in the past received brokerage business from the Adviser. Stolper & Company, Inc. assists its clients in selecting an investment adviser and offers a service measuring the performance of investment advisers, in return for which the client pays cash or directs the investment adviser to execute a portion of the brokerage business through Bear, Stearns & Company for the credit of Stolper & Company, Inc. Stolper & Company, Inc. and the Adviser anticipate that such brokerage allocation from the Adviser will continue. However, neither Michael Stolper nor Stolper & Company, Inc. will receive or participate in commissions paid by a Fund nor receive any reciprocal business as a result of commissions paid by a Fund, although a Fund may pay usual and customary brokerage commissions to Bear, Stearns & Company for brokerage business by such Fund.

     It is possible that purchases or sales of securities for a Fund also may be considered for other clients of the Adviser or its affiliates, including the other series of the Trust. Any transactions in such securities at or about the same time will be allocated among such Fund and such other clients in a manner deemed equitable to all by the Adviser, taking into account the respective sizes of the Fund and the other clients' accounts, and the amount of securities to be purchased or sold. It is recognized that it is possible that in some cases this procedure could have a detrimental effect on the price or volume of the security so far as that Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower commissions will be beneficial to such Fund.

     The Board of Trustees of the Trust periodically monitors the operation of these brokerage policies by reviewing the allocation of brokerage orders. For the fiscal years ended December 31, 1996, 1997 and 1998, brokerage commissions paid by the Trust on Fund transactions totaled $2,875,432, $3,928,310 and $2,322,602, respectively. Brokerage commissions of $316,877 paid during the fiscal year ended December 31, 1998 were paid on fund transactions aggregating $279,064,805 executed by brokers who provided research and other statistical and factual information. None of such commissions was paid to a broker who was an affiliated person of the Trust or and affiliated person of such a person, or to the knowledge of the Trust, to a broker an affiliated person of which was an affiliated person of the Trust, its advisers or its national distributor.


                               PORTFOLIO TURNOVER

     The Funds pay brokerage commissions for purchases and sales of portfolio securities. A high rate of portfolio turnover generally involves a correspondingly greater amount of brokerage commissions and other costs which must be borne directly by a Fund and thus indirectly by its shareholders. It may also result in the realization of larger amounts of short-term capital gains, which are taxable to shareholders as ordinary income. If such rate of turnover exceeds 100%, the Funds will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. Historical turnover rates can be found under the heading "Financial Highlights" located in the Trust's Prospectus. Portfolio turnover rates varied between 1997 and 1998 due to market conditions and the various investment strategies employed by the funds' managers.


                            SERVICES OF THE ADVISER

     The following information concerning the investment management and administrative services provided to the Funds supplements the information contained in the section in the Prospectus entitled "Management of the Funds."

Investment Management Agreement

     The Adviser, Roger Engemann & Associates, Inc., ("REA") has entered into an Investment Management Agreement (the "Management Agreement") with the Trust, on behalf of each series of the Trust including the Funds, to provide investment advice and investment management services with respect to the assets of each Fund, provide personnel, office space, facilities and equipment as may be needed by the Funds in their day-to-day operations and provide the officers of the Trust. The Management Agreement has been approved by the Board of Trustees of the Trust with respect to each Fund, including a majority of the Trustees who are not a party to the Management Agreement or interested persons of a party to the Management Agreement, and by a majority of the outstanding voting shares of each Fund at a special meeting of shareholders on August 28, 1997.

     The Management Agreement dated as of September 3, 1997 will be in effect through September 2, 1999. The Management Agreement may be continued thereafter for successive periods not to exceed one year, provided that such continuance is specifically approved annually by a vote of a majority of each Fund's outstanding voting securities or by the Board of Trustees, and by the vote of a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval.

     REA is an indirect subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is a publicly-traded, independent registered investment advisory firm, and has served investors for over 70 years. It manages over $57 billion in assets through its investment partners: Aberdeen Fund Managers, Inc. (Aberdeen) in Aberdeen, London, Singapore and Fort Lauderdale; Duff & Phelps Investment Management Co. (Duff & Phelps) in Chicago and Cleveland; Roger Engemann & Associates, Inc. (Engemann) in Pasadena; Seneca Capital Management LLC (Seneca) in San Francisco and Zweig/Glaser Advisers LLC in New York; and Phoenix Investment Counsel, Inc. (Goodwin, Hollister, and Oakhurst divisions) in Hartford, Sarasota, and Scotts Valley, CA, respectively.

Expenses

     Except as set forth in the separate Administration Agreement discussed below, the Adviser is not responsible under the Management Agreement for any expenses related to the operation of the Funds.

     Under the Management Agreement, each Fund is responsible and has assumed the obligation for paying all of its expenses, including but not limited to:
(i) brokerage and commission expenses, (ii) federal, state, or local taxes, including issue and transfer taxes, incurred by or levied on a Fund, (iii) interest charges on borrowings, (iv) charges and expenses of a Fund's custodian and transfer agent, (v) payment of all investment advisory and management fees,
(vi) insurance premiums on a Fund's property and personnel, including the fidelity bond and liability insurance for officers and Trustees, (vii) printing and mailing of all reports, including semi-annual and annual reports, prospectuses, and statements of additional information to existing shareholders, (viii) fees and expenses of registering a Fund's shares under the federal securities laws and of qualifying its shares under applicable state securities (Blue Sky) laws subsequent to a Fund's initial fiscal period, including expenses attendant upon renewing and increasing such registrations and qualifications, (ix) legal fees and expenses including legal expenses of the independent Trustees, (x) independent Trustees' fees and auditing expenses, including auditing fees of independent public accountants, (xi) all costs associated with shareholders meetings and the preparation and dissemination of proxy solicitation materials, except for meetings called solely for the Adviser's benefit, (xii) dues and other costs of membership in industry associations, subject to the approval of any such membership by the Board of Trustees, (xiii) service fees paid to dealers and other shareholder service providers pursuant to Services Agreements between the Trust and such service providers, and (xiv) any extraordinary and non-recurring expenses, except as otherwise prescribed therein.

     As compensation for its services under the Management Agreement, the Adviser is paid a monthly fee based on a Fund's average daily net assets at the following annual rates:

                                  First        Next        Over
                                   $50         $450        $500
                                 Million     Million      Million
                                 -------     -------      -------
Growth Fund                        0.90%       0.80%        0.70%
Nifty Fifty Fund                   0.90%       0.80%        0.70%
Balanced Return Fund               0.80%       0.70%        0.60%
Global Growth Fund                 1.10%       1.00%        0.90%
Small & Mid-Cap Growth Fund        1.00%       0.90%        0.80%
Value 25 Fund                      0.90%       0.80%        0.70%

     For services to the Trust during the fiscal years ended December 31, 1996, 1997 and 1998, pursuant to the then-effective management agreements with the former adviser (the "Former Adviser") (Roger Engemann Management Co., Inc.) and the current Adviser (REA), the Trust paid management fees (approximately) of $5,160,858, $6,614,000 and $8,380,000, respectively. Of these totals, the
Former Adviser and/or REA received fees from each Fund as follows:

         Fund                  1996            1997            1998
         ----                  ----            ----            ----
Growth Fund                $3,202,000       $3,490,000      $3,842,000
Nifty Fifty Fund           $1,391,000       $1,967,000      $2,617,000
Balanced Return Fund       $  528,000       $  551,000      $  603,000
Global Growth Fund         $   22,646*      $  143,000      $  247,000
Small & Mid-Cap Fund       $   17,212**     $  288,000      $  741,000
Value 25 Fund                 N/A           $  175,000      $  330,000


 * Former Adviser was entitled to $49,798; however, the Former Adviser waived $27,147 of such fees for the first eight months of 1996.

** Former Adviser was entitled to $25,255; however, the Former Adviser waived
   $8,043 of such fees for the first eight months of 1996.

The Management Agreement is terminable with respect to each Fund on 60-days' written notice by vote of a majority of such Fund's outstanding shares, by vote of a majority of the Board of Trustees, or by the Adviser on 60-days' written notice. The Management Agreement automatically terminates in the event of its assignment as defined in the 1940 Act. The Management Agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser is not liable for any action or failure to act in accordance with its duties.


                                NET ASSET VALUE

     The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

     A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

                               HOW TO BUY SHARES

     The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix-Engemann Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


                       ALTERNATIVE PURCHASE ARRANGEMENTS

     Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Authorized Agent prior to its close of business.

     The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Trust, the accumulated continuing distribution and services fees and contingent deferred sales charges on Class B or C Shares would be less than the initial sales charge and accumulated distribution and services fees on Class A Shares purchased at the same time.

     Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and services fees and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

Class A Shares

     Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to an ongoing services fee at an annual rate of 0.25% of the Trust's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges. See the Funds' current Prospectus for additional information.

Class B Shares

     Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Class B Shares purchased prior to January 20, 1998 are subject to the sales charge schedule as it existed prior to that date. See the Funds' current Prospectus for additional information.

     Class B Shares are subject to ongoing distribution and services fees at an annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted (six years for Class B Shares purchased prior to January 20, 1998), in the circumstances and subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

     Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

     For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B Share dividends in the sub-account will also convert to Class A Shares.

Class C Shares

     Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. Class C Shares of the Growth Fund, Balanced Return Fund and Nifty Fifty Fund purchased prior to January

20, 1998 are not subject to the deferred sales charge. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and services fees of up to 1.00% of the Funds' aggregate average daily net assets attributable to Class C Shares. See the Funds' current Prospectus for more information.


Class A Shares--Reduced Initial Sales Charges

     Investors choosing the initial sales charge alternative under certain circumstances may be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.


     Qualified Purchasers. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A
Shares: (1) any trustee, director or officer of the Phoenix Funds or any other open-end management investment company advised, subadvised or distributed by the Adviser, Distributor or any corporate affiliate of either or both the Adviser and Distributor (an "Affiliated Phoenix Fund"); (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser or Distributor; (3) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (6) any spouse, child, parent, grandparent, brother or sister of any person named in
(1), (2), (3) or (5) above; (7) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (8) any employee or agent who retires from Phoenix Home Life, Distributor and/or their corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix-Engemann Fund or other Phoenix Fund qualified plan;
(11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (13) any fully matriculated student in any U.S. service academy; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate such accounts held by such entity equal or exceed $1,000,000; (15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix-Engemann Fund purchase and that a sales charge was paid; (16) any deferred compensation plan established for the benefit of any Phoenix-Engemann Fund or other Affiliated Phoenix Fund trustee or director; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Trust;
(17) purchasers of Class A Shares bought through investment advisors (including President's Circle clients of REA) and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (18) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of the investors described in (17) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares). Class A shareholders who made their initial investment prior to January 20, 1998 and qualified to purchase shares without a sales charge, will not have to pay a sales charge on subsequent purchases of Class A Shares.


     Combination Purchase Privilege. Your purchase of any class of shares of the Funds or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made at the same time by the same "person," will be added together to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.


     An "Affiliated Phoenix Fund" means any other mutual fund advised, subadvised or distributed by the Adviser or Distributor or any corporate affiliate of either or both the Adviser and Distributor provided such other mutual fund extends reciprocal privileges to shareholders of the Phoenix Funds.

     Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of the Funds or any other Affiliated Phoenix Fund (other than Phoenix Money Market Fund Series Class A Shares), if made by the same person within a thirteen month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A or M Shares before Class C or B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

     Right of Accumulation. Your purchase of any class of shares of the Funds or any other Affiliated Phoenix Fund, if made over time by the same person may be added together to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor to exercise this right.

     Associations. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge;
(3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.


Class B and C Shares--Waiver of Sales Charges

     The CDSC is waived on the redemption (sale) of Class B and C Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code Section 72(m)(7); (c) as a mandatory distribution upon reaching age 701/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) based on the exercise of exchange privileges among Class B and C Shares of this or any other Affiliated Phoenix Fund; (f) based on any direct rollover transfer of shares from an established Affiliated Phoenix Fund qualified plan into an Affiliated Phoenix Fund IRA by participants terminating from the qualified plan; and (g) based on the systematic withdrawal program (Class B Shares only). If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B or C Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.


Conversion Feature--Class B Shares

     Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are purchased. Conversion will be on the basis of the then prevailing net asset value of Class A and B Shares. There is not sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service that the assessment of the higher distribution fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution fee for an indefinite period. Even if the Funds were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.


                           INVESTOR ACCOUNT SERVICES

     The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at
(800) 243-1574.

     Exchanges. Under certain circumstances, shares of any Phoenix-Engemann Fund may be exchanged for shares of the same Class of another Phoenix-Engemann Fund or any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix-Engemann Fund or any other Affiliated Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes").

     Systematic Exchanges. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix-Engemann Fund or any other Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix-Engemann Fund or any other Affiliated Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. On Class B and C Share exchanges, the CDSC schedule of the original shares purchased continues to apply.

     Dividend Reinvestment Across Accounts. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix-Engemann Fund or any other Affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

     Systematic Withdrawal Program. The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

     Shareholders participating in the Systematic Withdrawal Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. Participants in the Program redeeming Class C Shares will be subject to any applicable contingent deferred sales charge. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

     Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.


                             HOW TO REDEEM SHARES

     Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more. See the Funds' current Prospectus for further information. Redemptions by Class B and C shareholders will be subject to the applicable deferred sales charge, if any.

     The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.


Redemption of Small Accounts

     Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 30 day period the shareholder has the right to add to the account to bring its value to $200 or more.


Telephone Redemptions

     Shareholders may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.

Account Reinstatement Privilege

     Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information and conditions attached to this privilege.


Redemption in Kind

     To the extent consistent with state and federal law, the Funds may make payment of the redemption price in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the Investment Company Act of 1940 and is irrevocable while the Rule is in effect unless the Securities and Exchange Commission, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.


                        TAX SHELTERED RETIREMENT PLANS

     Shares of the Funds and other Phoenix Funds may be offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) Profit Sharing and Money Purchase Pension Plans and 403(b) Retirement Plans. REA and its affiliates may provide administrative services to these plans and to their participants, in addition to the services that REA and its affiliates provide to the Phoenix-Engemann Funds and other Affiliated Phoenix Funds, and may receive compensation therefor. For information on the terms and conditions applicable to employee participation in such plans, including information on applicable plan administrative charges and expenses, prospective investors should consult the plan documentation and employee enrollment information which is available from participating employers. Write or call Equity Planning at (800) 243-4361 for information about the plans.


                      DIVIDENDS, DISTRIBUTIONS AND TAXES

     Each Fund is treated as a separate entity for federal income tax purposes. Each Fund intends to elect to be treated as a regulated investment company ("RIC") and qualify annually as such under certain provision of the Internal Revenue Code (the "Code"). Under such provisions, each Fund will not be subject to federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, each Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year.

     The Code imposes a 4% nondeductible excise tax on a regulated investment company if it does not distribute to its shareholders during the calendar year an amount equal to 98% of the Fund's net ordinary income, with certain adjustments, for such calendar year, plus 98% of each Fund' net capital gains for the 12-month period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax.

     Under another provision of the Code, any dividend declared by each Fund to shareholders of record in October, November and December of any year will be deemed to have been received by, and will be taxable to shareholders as of December 31 of such year, provided that the dividend is actually paid by each Fund before February 1, of the following year.

     The Funds' policy is to distribute to its shareholders substantially all investment company taxable income as defined in the Code and any net realized capital gains for each year and consistent therewith to meet the distribution requirements of Part I of subchapter M of the Code. The Funds intend to meet the other requirements of Part I of subchapter M, including the requirements with respect to diversification of assets and sources of income, so that the Funds will pay no taxes on net investment income and net realized capital gains distributed to shareholders.

     Under certain circumstances, the sales charge incurred in acquiring shares of the Funds may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Funds are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

     Distributions by the Funds reduce the net asset value of the Funds' shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the shares, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by a Fund. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.

     Transactions in options on stock indices are subject to the Code rules of section 1256. Pursuant to these rules, such options, whether sold by the Funds during a taxable year or held by the Funds at the close of its taxable year, will be treated as if sold for their market value, with 40% of any resulting gain or loss treated as short-term and 60% long-term.

     A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.


Important Notice Regarding Taxpayer IRS Certification

     Pursuant to IRS Regulations, the Funds may be required to withhold 31% of all reportable payments including any taxable dividends, capital gains distributions or share redemption proceeds, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.

     The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the Internal Revenue Service for preparing income tax returns. Investors are urged to consult their attorney or tax adviser regarding specific questions as to Federal, foreign, state or local taxes.


                                THE DISTRIBUTOR

     Pursuant to a Distribution Agreement with the Funds, Phoenix Equity Planning Corporation (the "Distributor"), a wholly-owned subsidiary of Phoenix Investment Partners, Ltd. and an affiliate of the Adviser, serves as distributor for the Funds. As such, the Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. The address of the Distributor is 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200.

     The Distribution Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Funds, or by vote of a majority of the Funds' Trustees who are not "interested persons" of the Funds and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Distribution Agreement will terminate automatically in the event of its assignment.

     Dealers with whom the Distributor has entered into sales agreements receive sales charges in accordance with the commission table set forth in the Prospectus. The Distributor may from time to time pay, from its own resources or pursuant to the Plan of Distribution described below, a bonus or other incentive to dealers (other than the Distributor) which employ a registered representative who sells a minimum dollar amount of the shares of the Funds during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States or other bonuses such as gift certificates or the cash equivalent of such bonuses. The Distributor may, from time to time, reallow the entire portion of the sales charge which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

     Pasadena Fund Services, Inc. ("PFSI") served as the principal underwriter for the Funds prior to September 3, 1997. For the fiscal years ended December 31, 1996, 1997 and 1998, purchasers of shares of the Funds paid aggregate sales charges of $1,370,002, $2,038,126 and $2,334,408, respectively, of which PFSI and/or the Distributor received net commissions of $623,002, $897,831 and $707,783, respectively, for its services, the balance being paid to dealers. For the fiscal year ended December 31, 1998, the Distributor received net commissions of $101,674 for Class A Shares and deferred sales charges of $606,109 for Class B and Class C Shares.

Dealer Concessions

     Dealers with whom the Distributor has entered into sales agreements receive a discount or commission as set forth below.

                                                                                Dealer Discount
                                      Sales Charge          Sales Charge         or Agency Fee
     Amount of Transaction           as Percentage          as Percentage       as Percentage of
       at Offering Price           of Offering Price     of Amount Invested      Offering Price
     ---------------------         -----------------     ------------------     ----------------
Less than $50,000                        4.75%                 4.99%                  4.25%
$50,000 but under $100,000               4.50%                 4.71%                  4.00%
$100,000 but under $250,000              3.50%                 3.63%                  3.00%
$250,000 but under $500,000              3.00%                 3.09%                  2.75%
$500,000 but under $1,000,000            2.00%                 2.04%                  1.75%
$1,000,000 or more                       None                  None                   None

     In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. Your broker, dealer or investment adviser may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

     Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) sponsor training and educational meetings and provide additional compensation to qualifying dealers in the form of trips, merchandise or expense reimbursements; (b) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (c) pay broker/dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (d) excluding purchases as described in (c) above, pay broker/dealers an amount equal to 1% of the amount of Class A Shares sold above $1 million but under $3 million, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million. If part or all of such investment as described in (c) and (d) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker-dealer will refund to the Distributor such amounts paid with respect to the investment. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.


Administration Agreement

     Phoenix Equity Planning Corporation ("PEPCO") has entered into an Administration Agreement with the Trust on behalf of each series of the Trust including each Fund. Under the Administration Agreement, PEPCO, in its capacity as Administrator, (a) furnishes each Fund with various administrative and shareholder services including, but not limited to, (i) preparing and distributing all shareholder reports, (ii) preparing all tax returns and other regulatory filings, (iii) Blue Sky compliance services, and (iv) expenses related to fund accounting and net asset value determination, and (b) pays for all of the normal operating fees and expenses of a Fund, except for the fees and expenses related to the services to be provided by the Adviser under the Investment Management Agreement, certain professional, fiduciary and audit expenses, including the legal expenses of the independent Trustees, the independent auditing expenses and expenses related to compensation of the independent Trustees and the services fees paid under the Services Agreements, the distribution fees paid under the Rule 12b-1 distribution plans, brokerage and commission expenses and certain de minimis fees of its independent auditors, legal counsel and trustees. See "Plans of Distribution."

     The Administration Agreement dated as of September 3, 1997, was approved, with respect to each Fund, by the Board of Trustees of the Trust, including a majority of the Trustees who are not parties to the Administration Agreement, and continues in effect until terminated on behalf of any Fund by either party on 60-days' written notice.

     As compensation for its services and obligations under the Administration Agreement, the Administrator is paid a monthly fee at an annual rate equal to 0.60% of each Funds' average daily net assets up to $50 million, which rate is reduced at higher levels of net assets. For services to the Trust during the fiscal years ended December 31, 1996, 1997 and 1998, pursuant to the then-effective Administration Agreement with the former adviser (the "Former Adviser") (Roger Engemann Management Co., Inc.) and the current Distributor (PEPCO), the Trust paid administrative fees (approximately) of $5,517,679, $5,458,000, and $5,305,000, respectively. Of these totals, the Former Adviser and/or PEPCO received fees from each Fund as follows:

Fund                          1996             1997            1998
----                          ----             ----            ----
Growth Fund                $3,453,000       $3,078,000      $2,420,000
Nifty Fifty Fund           $1,485,000       $1,612,000      $1,655,000
Balanced Return Fund       $  557,000       $  400,000      $  445,000
Global Growth Fund         $   12,352*      $   78,000      $  131,000
Small & Mid-Cap Fund       $   10,327**     $  173,000      $  434,000
Value 25 Fund                 N/A           $  117,000      $  219,000

 * Former Adviser was entitled to $40,856; however, the Former Adviser waived $28,504 of such fees for 1996.

** Former Adviser was entitled to $18,772; however, the Former Adviser waived
   $8,445 of such fees for 1996.

     PEPCO has voluntarily agreed to waive, when necessary, a portion of its administration fee so that Other Operating Expenses (operating expenses excluding management fees and 12b-1 fees) do not exceed the following limits.

Fund                        1st $50 million     next $450 million     next $125 million     over $625 million
----                        ---------------     -----------------     -----------------     -----------------
Growth                           0.99%               0.50%                 0.30%                 0.30%
Nifty Fifty                      0.99%               0.50%                 0.30%                 0.30%
Balanced Return                  1.09%               0.60%                 0.40%                 0.40%
Global Growth                    0.60%               0.50%                 0.40%                 0.40%
Small & Mid-Cap Growth           0.60%               0.50%                 0.40%                 0.40%
Value 25                         0.60%               0.50%                 0.40%                 0.40%


                              DISTRIBUTION PLANS

     The Trust has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for Class B and Class C of each series of the Trust (the "Class B Plan," the "Class C Plan," and collectively the "12b-1 Plans"). The 12b-1 Plans permit the Funds to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each class of shares of the Funds.

     Pursuant to the 12b-1 Plans, the Funds pay the Distributor 0.75% of the average daily net assets of the Funds' Class B and Class C Shares, respectively. Expenditures under the 12b-1 Plans shall consist of: (i) commissions to sales personnel for selling shares of the Funds (including underwriting fees and financing expenses incurred in connection with the sale of Class B Shares); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds' Prospectuses and Statements of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees of the Funds determine are reasonably calculated to result in the sale of shares of the Funds.

     From its own resources or pursuant to the Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

     In order to receive payments under the 12b-1 Plans and/or Services Agreements (described below), participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Funds' shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing. If the 12b-1 Plans are terminated in accordance with their terms, the obligations of the Funds to make payments to the Distributor pursuant to the 12b-1 Plans will cease and the Funds will not be required to make any payments past the date on which each 12b-1 Plan terminates.


     On a quarterly basis, the Funds' Trustees review a report on expenditures under the 12b-1 Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the 12b-1 Plans will be continued. By its terms, continuation of the 12b-1 Plans from year to year is contingent on annual approval by a majority of the Funds' Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the 12b-1 Plans or any related agreements (the "12b-1 Plan Trustees"). The 12b-1 Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the 12b-1 Plans without approval of the shareholders of the Funds and that other material amendments to the 12b-1 Plans must be approved by a majority of the 12b-1 Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The 12b-1 Plans further provides that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The 12b-1 Plans may be terminated at any time by vote of a majority of the 12b-1 Plan Trustees or a majority of the outstanding shares of the Funds.

     The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.


     For the fiscal year ended December 31, 1998, the Funds paid Rule 12b-1 distribution fees in the amount of $3,898,100, of which the principal underwriter received $1,470,657. W.S. Griffith & Co., Inc., an affiliate, received $16,306, and unaffiliated broker-dealers reeived $2,411,137. Distribution fees were used by the Distributor to compensate dealers for the sale of the Fund's Class B and Class C Shares.


Services Agreements

     Under the Services Agreement, each Fund will pay a continuing service fee to service providers, in an amount, computed and prorated on a daily basis, equal to 0.25% per annum of the Fund's average daily net assets, which will include the Adviser or Phoenix Equity Planning Corporation (the "Distributor"), for shareholder accounts not serviced by other service providers. (Prior to September 3, 1997, Pasadena Fund Services, Inc. (the "Former Distributor") served as distributor of the Funds' shares.) Such amounts are compensation for providing certain services to clients owning shares of such Fund, including personal services such as processing purchase and redemption transactions, assisting in change of address requests and similar administrative details, and providing other information and assistance with respect to such Fund, including responding to shareholder inquiries.

     For the fiscal year ended December 31, 1998, the Funds paid service fees in the amount of $665,554, of which the principal underwriter received $446,872, and unaffiliated broker-dealers received $218,682.


                            MANAGEMENT OF THE TRUST


     The Trustees of the Trust are responsible for the overall supervision of the Funds and perform the various duties imposed on Trustees by the 1940 Act and Massachusetts business trust law.


Trustees And Officers

     The Trustees and Officers of the Trust and their business affiliations for the past five years are set forth below.

                                    Positions Held                           Principal Occupations
Name, Address and Age               With the Trust                          During the Past 5 Years
---------------------               ---------------                         -----------------------
Roger Engemann* (58)           Chairman of the           Chairman, President and Director of the Adviser since 1969.
600 North Rosemead             Board, President and      Chairman, President and Director, Pasadena Capital
 Boulevard                     Trustee                   Corporation (1988-present) and Roger Engemann Management
Pasadena, California 91107                               Co., Inc. (1985-present).

John S. Tilson (55)            Chief Financial           Executive Vice President, Portfolio Manager and Securities
600 North Rosemead             Officer and Secretary     Analyst with the Adviser since 1983. Executive Vice
 Boulevard                                               President and Director of Pasadena Capital Corporation.
Pasadena, California 91107                               Executive Vice President, Roger Engemann Management Co.,
                                                         Inc. (1994-present)

                                   Positions Held                         Principal Occupations
Name, Address and Age              With the Trust                        During the Past 5 Years
---------------------              --------------                        -----------------------
Barry E. McKinley (63)            Trustee            Certified Public Accountant; head of B.E. McKinley &
201 South Lake Avenue                                Associates, an accounting firm, since its inception in 1971.
Suite 400
Pasadena, California 91101

Robert L. Peterson (61)           Trustee            Private investor. From 1988-1995, Regional Manager for
P.O. Box 80784                                       Commercial Real Estate Brokerage in the Pasadena office
San Marino, California 91118                         of Jon Douglas Company, a real estate firm. Prior thereto he was associated with the real estate brokerage firm of R.A.
                                                     Rowan & Co.

Richard C. Taylor (52)            Trustee            President of Richard Taylor Company, Inc., a food ingredients
2100 Huntington Drive, #9                            broker, since 1987.
San Marino, California 91108
Angela Wong (47)                  Trustee            Since 1986, Ms. Wong has been of counsel to the law firm of
11355 West Olympic                                   Manatt, Phelps, Phillips & Kantor, specializing in employee
 Boulevard                                           benefits.
Los Angeles, California 90064

*Indicates that the Trustee is an "interested person" of the Trust within the meaning of the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940.

     For services rendered to the Trust for the fiscal year ended December 31, 1998, the Trustees received an aggregate of $80,000. For services on the Board of Trustees, each Trustee who is not an employee of the Adviser or any of its affiliates currently receives $2,500 per quarter plus $2,500 for each meeting attended. The officers of the Trust and the Trustees affiliated with the Adviser receive no direct compensation for performing the duties of such offices. However, those officers and Trustees who are affiliated with the Adviser may receive remuneration indirectly because the Adviser receives management fees from the Funds.


    For the Trust's last fiscal year, the Trustees received the following compensation:

                                                                                          Total
                                              Pension or                               Compensation
                          Aggregate      Retirement Benefits        Estimated         From Fund and
                        Compensation       Accrued as Part       Annual Benefits       Fund Complex
        Name              From Fund        of Fund Expenses      Upon Retirement     Paid to Trustees
        ----            ------------     -------------------     ---------------     ----------------
Roger Engemann             None                  None                  None               None
John S. Tilson             None                  None                  None               None
Barry E. McKinley          $20,000               None                  None              $20,000
Robert L. Peterson         $20,000               None                  None              $20,000
Richard C. Taylor          $20,000               None                  None              $20,000
Angela Wong                $20,000               None                  None              $20,000

     As of April 9, 1999, the Trustees and Officers of the Trust, as a group, owned less than 1% of the outstanding shares of the Nifty Fifty Fund and the Balanced Return Fund. As of April 9, 1999, the Trustees and Officers of the Trust, as a group, owned 1.08% of the Growth Fund Class A Shares, 10.99% of the Global Growth Fund Class A Shares, 22.89% of the Value 25 Fund Class A Shares, and 3.98% of the Small & Mid-Cap Growth Fund Class A Shares.


Principal Shareholders

     As of April 9, 1999 the following shareholders, to the Trust's knowledge, owned of record 5% or more of each Fund's outstanding shares by class, as noted:

                                      Class A       Class B       Class C
                                      -------       -------       -------
Phoenix-Engemann Growth Fund           45.78%        48.53%        66.23%
Merrill Lynch, Pierce,
 Fenner & Smith, Inc.*
Attn: Book Entry
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6485

                                             Class A       Class B       Class C
                                             -------       -------       -------
Phoenix-Engemann Balanced Return Fund         21.85%        41.94%        65.10%
Merrill Lynch, Pierce,
 Fenner & Smith, Inc.*
Attn: Book Entry
4800 Deer Lake Drive East
Jacksonville, Florida 32246-6485

Phoenix-Engemann Nifty Fifty Fund             40.61%        46.73%        71.04%
Merrill Lynch, Pierce,
 Fenner & Smith, Inc.*
Attn: Book Entry
4800 Deer Lake Drive East
Jacksonville, Florida 32216
Phoenix-Engemann Global Growth Fund

Merrill Lynch, Pierce,
 Fenner & Smith, Inc.*                        25.29%        34.96%        48.86%
Attn: Book Entry
4800 Deer Lake Drive East
Jacksonville, Florida 32216

Pasadena National Trust                        7.89%
Cust for IRA of
Roger Engemann
731 S. Madre Street
Pasadena, California 91107-5662

Union Bank of California                       5.94%
FBO Barney Sofro
475 Sansome Street, 11th Floor
San Francisco, California 94111-
3103

Phoenix-Engemann Small & Mid-Cap Growth Fund
Merrill Lynch, Pierce,                        35.89%        35.79%        53.25%
 Fenner & Smith, Inc.*
Attn: Book Entry
4800 Deer Lake Drive East
Jacksonville, Florida 32216

Phoenix-Engemann Value 25 Fund
Pasadena National Trust                       16.56%
Cust for IRA #1 of
Roger Engemann
731 S. Madre Street
Pasadena, California 91107-5662

Union Bank of California Cust                  7.41%
FBO Moore Investment Partnership
PO Box 109
San Diego, California 92112-4103

Merrill Lynch, Pierce,                         7.07%        36.02%        59.34%
 Fenner & Smith, Inc.*
Attn: Book Entry
4800 Deer Lake Drive East
Jacksonville, Florida 32216

Pasadena National Trust                        6.15%
Cust for IRA #2 of
Roger Engemann
731 S. Madre Street
Pasadena, California 91107-5662


*Record owner only for its individual customers. To the Trust's knowledge, no customer beneficially owned 5% or more of the total outstanding shares of any Class of any Fund.

                               OTHER INFORMATION

Capital Stock

     The Trust was established on May 28, 1986 as a Massachusetts business trust. The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest. The Trust currently offers shares in different Funds and different classes of those Funds. Holders of shares of a Fund have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund, except that Class B and C Shares of any Fund, which bear higher distribution fees and certain incrementally higher expenses associated with the deferred sales arrangement, pay correspondingly lower dividends per share than Class A and M Shares of the same Fund. Shareholders of all Funds vote on the election of Trustees. On matters affecting an individual Fund (such as approval of an investment advisory agreement or a change in fundamental investment policies) and on matters affecting an individual class (such as approval of matters relating to a Plan of Distribution for a particular class of shares), a separate vote of that Fund or class is required. The Trustees will call a meeting when at least 10% of the outstanding shares so request in writing. If the Trustees fail to call a meeting after being so notified, the Shareholders may call the meeting. The Trustees will assist the Shareholders by identifying other shareholders or mailing communications, as required under Section 16(c) of the Investment Company Act of 1940.

     Shares are fully paid, nonassessable, redeemable and fully transferable when they are issued. Shares do not have cumulative voting rights, preemptive rights or subscription rights. The assets received by the Funds for the issue or sale of shares of each Fund, and any class thereof and all income, earnings, profits and proceeds thereof, are allocated to such Fund, and class, respectively, subject only to the rights of creditors, and constitute the underlying assets of such Fund or class. The underlying assets of each Fund are required to be segregated on the books of account, and are to be charged with the expenses in respect to such Fund and with a share of the general expenses of the Trust. Any general expenses of the Trust not readily identifiable as belonging to particular Fund or class will be allocated by or under the direction of the Trustees as they determine fair and equitable.

     Unlike the stockholders of a corporation, there is a possibility that the shareholders of a business trust such as the Trust may be personally liable for debts or claims against the Trust. The Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, undertaking or obligation made or issued by the Trust shall contain a provision to that effect. The Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which the Trust itself would be unable to meet its obligations.


Independent Accountants

     PricewaterhouseCoopers LLP, 160 Federal Street, Boston, Massachusetts 02110, is the independent accountants for the Funds. PricewaterhouseCoopers LLP audits the Funds' annual financial statements and expresses an opinion thereon.


Custodian and Transfer Agent

     The custodian of the assets of the Funds (other than the Global Growth
Fund) is Union Bank of California, 475 Sansome Street, San Francisco, California 94111. The custodian of the assets of the Global Growth Fund is State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts 02101.

     Pursuant to a Transfer Agent and Service Agreement with the Trust, Equity Planning serves as transfer agent for the Funds (the "Transfer Agent") for which it is paid $14.95 plus certain out of pocket expenses for each designated shareholder account. The Transfer Agent engages sub-agents to perform certain shareholder servicing functions for which such agents are paid a fee by Equity Planning.


Report to Shareholders

     The fiscal year of the Trust ends on December 31. The Trust will send financial statements to its shareholders at least semiannually. An Annual Report containing financial statements audited by the Trust's independent accountants will be sent to shareholders each year.


Financial Statements

     The Financial Statements for the Fund's fiscal year ended December 31, 1998, appearing in the Fund's 1998 Annual Report to Shareholders, are incorporated herein by reference.

                                   APPENDIX

Moody's Investors Service, Inc. Corporate Bond Ratings

     Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa Group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.


Standard & Poor's Corporation's Corporate Bond Ratings

     AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

                     ANNUAL REPORT OF THE PHOENIX-ABERDEEN
                          WORLDWIDE OPPORTUNITIES FUND
                        FOR THE YEAR ENDED JUNE 30, 1999

PHOENIX INVESTMENT PARTNERS



JUNE 30, 1999


ABERDEEN

ANNUAL REPORT





Phoenix-Aberdeen
Worldwide
Opportunities
Fund




[LOGO]

PRESIDENT'S MESSAGE

DEAR SHAREHOLDER:
[PHOTO]
PHILIP MCLOUGHLIN

  We are pleased to provide this annual report for the Phoenix-Aberdeen Worldwide Opportunities Fund for the 12 months ended June 30, 1999. This year has been a particularly volatile period for markets around the world, and we realize that these dramatic up and down movements may have caused you some concern. Perhaps the best way to deal with market fluctuations is to keep in mind a few "basics of investing."

REMAIN FOCUSED ON YOUR LONG-TERM INVESTMENT STRATEGY. Redeeming an investment when the market drops or a fund's share price falls can work against you over time. You could miss out on opportunities for your investment to grow when the market or the fund's share price begins to move up. And in the long run, that could make a big difference in how successful you are in achieving your financial goals.

DIVERSIFY YOUR PORTFOLIO. Spreading your investments among different asset classes and investment styles helps reduce risk. If one type of investment doesn't perform well over a certain time period, it may be offset by the good results of another investment.

TAKE ADVANTAGE OF DOLLAR-COST AVERAGING. You can make market fluctuations work to your advantage by investing a set amount of money at regular intervals. This is called dollar-cost averaging, and it means that when prices are low you will be buying more units and when prices are high, you'll buy fewer. Remember, periodic investment plans do not assure a profit or protect against a loss in declining markets. This type of plan involves continuous investments in securities regardless of fluctuating price levels. Investors should consider their financial ability to continue purchases through periods of low price levels.

  Our mission is to help you achieve your long-term financial goals. We believe that by remaining true to our investment discipline, we will continue to add value for our shareholders over the long term. Of course, past performance is not a guarantee of future results.

  If you have any questions, please contact your financial advisor or call us at 1-800-243-1574 (option 0), between 8:00 a.m. and 6:00 p.m. Eastern Time, Monday through Friday.

Sincerely,

/s/ Philip R. McLoughlin

Philip R. McLoughlin

JULY 16, 1999

             Mutual Funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND

A DISCUSSION WITH THE FUND'S PORTFOLIO MANAGEMENT TEAM

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Fund is appropriate for investors seeking long-term capital appreciation by investing primarily in a diversified portfolio of equity securities throughout the world. The Fund essentially focuses on quality companies with strong management, solid growth prospects and attractive relative valuations. Investors should note that foreign investments pose added risks, such as currency fluctuation, less public disclosure, as well as economic and political risks.

Q: HOW DID THE FUND PERFORM DURING THIS VOLATILE MARKET ENVIRONMENT?

A: For the 12 months ended June 30, 1999, Class A shares returned 8.90% and Class B shares returned 7.99% compared with a return of 15.67% for the Fund's benchmark index, the MSCI World Index(1) (net of foreign dividends). All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT FACTORS MOST AFFECTED PERFORMANCE?

A: The Fund underperformed the benchmark because early in the year, the portfolio was underweighted in the two regions that performed best, the United States and Japan, and overweighted in the UK and Europe, which did not perform as well. The strength of the Japanese yen helped the performance of our Japanese holdings, while European performance was damaged by the significant weakness of the euro against the dollar since the euro's inception in January 1999. In the second half of last year, we reduced our very large overweighting in European equities. This area had resulted in substantial outperformance, but we were concerned that valuations had advanced too quickly in many instances. We decided that it would be opportune to take profits in Europe and reinvest the proceeds in the United States where we had been heavily underweighted and Japan where we had previously no holdings. This strategy proved successful; however, the changes that we made still resulted in an underweighted position in those regions, albeit not as drastic as the previous situation.

Q: IS THE ASIAN CRISIS OVER?

A: We believe the Asian economies have now bottomed out, with many governments raising their growth forecasts for the year. Inflation should not be a concern in the major economies and the central banks should continue to keep interest rates low in order to ignite domestic demand. Restructuring efforts are continuing, although at a slower than desired pace. While we have seen a strong resurgence in Asian stock markets, there are still some considerable risks remaining: a possible Chinese currency devaluation; a deterioration of the Japanese economy; any backtracking on economic reform. However, we continue to believe that any pullback is a good buying opportunity as improving macro fundamentals, restructuring, and corporate earnings will provide support for the regional stock markets.

(1) THE MORGAN STANLEY CAPITAL INTERNATIONAL (MSCI) WORLD INDEX (NET OF FOREIGN DIVIDENDS) IS AN UNMANAGED, COMMONLY USED MEASURE OF TOTAL RETURN GLOBAL MARKET PERFORMANCE.
    THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

Q: WHAT IS YOUR OUTLOOK FOR THE FINANCIAL MARKETS?

A: The major surprise for financial markets over the first half of the year was the much stronger-than-anticipated performance of the global economy. Although global growth prospects have improved considerably, risks have not entirely disappeared. Asia's two largest economies, Japan and China, remain beset with severe structural problems, while U.S. financial imbalances continue to grow.

    With U.S. domestic demand booming, the Asian demand cycle shaping up as a classic `V' and virtually the rest of the world experiencing upgrades to growth forecasts, the global economy is generally expected to expand by around 2 1/2% - 3% both this year and next. The main reason why 2000 will not show that much of an improvement over the current year can be ascribed to Y2K spending borrowing from next year's growth.

    Unsurprisingly, with the much improved economic background, market concerns have shifted, with risks of inflation replacing the worries of deflation. While a cyclical upturn in prices is expected through next year, certainly as PPI inflation reasserts itself, core inflation pressures will remain subdued.

    Financial markets have reacted typically to the "growth surprises" with bond yields rising sharply and industrial/cyclical economies and stocks recovering strongly from their battering since the Asian crisis erupted in mid-1997. In the immediate future there is little reason to expect any major changes to these general trends. The Fed's message accompanying the recent 25 basis point hike in the Fed Funds rate to 5.00% was interpreted by financial markets as inferring that there would be no aggressive tightening of policy. If correct, bond markets are unlikely to rally any further from their current 5.99% and pressure on bonds is likely to build without evidence of slowing domestic demand. Even so, enthusiasm on Wall Street could be extended with hopes of good profit growth, further merger and acquisition activity and a Fed chairman seemingly well disposed toward equity investors and expected to deliver only a modest tightening of monetary policy. In much of the rest of the world, the need for a more restrictive stance is some way off and indeed, monetary policy is either loose or still loosening. Overall, such monetary conditions (allied to recovering economies) present a propitious background for most equity markets and for further outperformance by economically sensitive stocks, but a testing time for bonds.

    With the U.S. equity and bond markets initially both reacting favorably to the Fed's latest move, there is now a greater rather than lesser chance of a series of rate increases being required. The risk must be that the financial markets underestimate the extent to which the Fed needs to raise rates, causing further bond weakness at a time of already very extended U.S. valuations. Thus, the risks to the U.S. markets are growing, and given the close correlation of most leading equity markets, all world markets would be vulnerable to a U.S. setback of any substance.

Q: WHAT ABOUT SPECIFIC AREAS OVERSEAS?

A: In Europe, a German recovery is now under way, which should be the catalyst for improved relative performance from regional stock markets and the currency. While UK valuations are no longer cheap, the technical position remains highly supportive and investment bankers' powers of persuasion have shown few signs of waning in UK boardrooms.

    In the Far East, Japan's longer-term prospects will benefit from the growing acceptance of the new business model based on profitability, but near-term economic worries remain. Asia Pacific (e.g. Hong Kong) is much less vulnerable to U.S. developments with the freeing of most local currencies, and, while Latin America is more exposed, debt spreads are already pricing in considerable risk.

    With the U.S. tightening monetary policy, prospects outside the U.S. appear more favorable. Liquidity should continue to drive Far Eastern and emerging markets forward, while Europe remains our favored area.

                                                                   JULY 14, 1999

Phoenix-Aberdeen Worldwide Opportunities Fund
AVERAGE ANNUAL TOTAL RETURNS(1)                            PERIOD ENDING 6/30/99


                                                                        INCEPTION    INCEPTION
                                          1 YEAR  5 YEARS   10 YEARS   TO 6/30/99       DATE
                                          ------  -------   --------   -----------   ----------
Class A Shares at NAV(2)                    8.90%  15.99%     11.77%          9.58%      --
Class A Shares at POP(3)                    3.73   14.86      11.23           9.45       --
Class B Shares at NAV(2)                    7.99    --        --             14.75      7/15/94
Class B Shares with CDSC(4)                 4.66    --        --             14.52      7/15/94
Class C Shares at NAV(2)                    --      --        --             11.68     12/16/98
Class C Shares with CDSC(4)                 --      --        --             10.79     12/16/98
MSCI World Index(8)                        15.67   16.75      11.48         Note 5       Note 5
S&P 500 Stock Index(9)                     22.71   27.93      18.78         Note 6       Note 6

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) NAV (Net Asset Value) total returns do not include the effect of any sales charge.
(3) POP (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge.
(4) CDSC (contingent deferred sales charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) Index performance is 16.61% for Class B (since 7/31/94) and 8.51% for Class C (since 12/31/98).
(6) Index performance is 27.57% for Class B (since 7/15/94) and 18.77% for Class C (since 12/16/98).
(7) This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B Shares will vary due to differing sales charges.
(8) The Morgan Stanley Capital International (MSCI) World Index (net of foreign dividends) is an unmanaged, commonly used measure of total return global market performance. The Index's performance does not reflect sales charges.
(9) The S&P 500 Index is an unmanaged commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges.
     All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                            PERIODS ENDING 6/30

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

  DATE     PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES CLASS A(7)    MSCI WORLD INDEX(8)   S&P 500 STOCK INDEX(9)
06/30/89                                                  9,525                 10,000                   10,000
06/30/90                                                  9,733                 10,709                   11,632
06/30/91                                                  9,220                 10,185                   12,493
06/30/92                                                  9,721                 10,615                   14,174
06/30/93                                                 10,831                 12,393                   16,103
06/30/94                                                 13,805                 13,663                   16,319
06/30/95                                                 14,707                 15,120                   20,579
06/30/96                                                 17,852                 17,908                   25,954
06/30/97                                                 20,244                 21,897                   34,974
06/30/98                                                 26,611                 25,626                   45,571
06/30/99                                                 28,979                 29,641                   55,919

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 6/30/89 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

COUNTRY WEIGHTINGS                                                       6/30/99
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

United States           34%
United Kingdom          14%
France                   9%
Japan                    6%
Germany                  6%
Netherlands              4%
Sweden                   4%
Other                   23%

Phoenix-Aberdeen Worldwide Opportunities Fund

  TEN LARGEST HOLDINGS AT JUNE 30, 1999 (AS A PERCENTAGE OF TOTAL NET ASSETS)

    1.  Honeywell, Inc.                                                1.5%
        SUPPLIES PRODUCTS, SYSTEMS AND SERVICES TO CONSERVE ENERGY AND
        PROTECT THE ENVIRONMENT
    2.  AT&T Corp.                                                     1.3%
        PROVIDES VOICE, DATA AND VIDEO TELECOMMUNICATIONS SERVICES
    3.  United Overseas Bank Ltd.                                      1.2%
        PROVIDES A FULL RANGE OF COMMERCIAL BANKING AND FINANCIAL SERVICES
        WITHIN SINGAPORE
    4.  Citigroup, Inc.                                                1.1%
        DIVERSIFIED FINANCIAL SERVICES HOLDING COMPANY
    5.  SLM Holding Corp.                                              1.1%
        PROVIDES FUNDING AND SERVICING SUPPORT FOR HIGHER EDUCATION LOANS
    6.  Goodrich (B.F.) Co. (The)                                      1.1%
        SUPPLIES SYSTEMS AND COMPONENTS PARTS FOR THE AEROSPACE INDUSTRY
    7.  Bank of America Corp.                                          1.1%
        PROVIDES BANKING AND NON-BANKING FINANCIAL SERVICES
    8.  Diamonds Trust, Series I                                       1.1%
        LONG TERM INVESTMENT TRUST
    9.  Waste Management, Inc.                                         1.0%
        PROVIDES COLLECTION, TRANSFER, RECYCLING AND RESOURCE RECOVERY
        SERVICES
   10.  Morgan (J.P.) & Co., Inc.                                      1.0%
        GLOBAL FINANCIAL SERVICES FIRM


                          INVESTMENTS AT JUNE 30, 1999

                                                        SHARES          VALUE
                                                     ------------   -------------
COMMON STOCKS -- 30.5%

UNITED STATES -- 30.5%
3Com Corp. (Computers
(Networking))(b)........................                   25,000   $     667,187
AT&T Corp. (Telecommunications (Long
Distance))..............................                   49,000       2,734,813

Aetna, Inc. (Health Care (Managed
Care))..................................                    7,000         626,062
American International Group, Inc.
(Insurance (Multi-Line))................                   16,000       1,873,000

Atlantic Richfield Co. (Oil (Domestic
Integrated))............................                    9,400         785,488
Bank of America Corp. (Banks (Money
Center))................................                   30,000       2,199,375
Bank One Corp. (Banks (Major
Regional))..............................                   20,000       1,191,250
BellSouth Corp. (Telephone).............                   14,000         656,250
CIGNA Corp. (Insurance (Multi-Line))....                   12,000       1,068,000
Caterpillar, Inc. (Machinery
(Diversified))..........................                   25,000       1,500,000
Chase Manhattan Corp. (The) (Banks
(Money Center)).........................                   18,000       1,559,250

Chubb Corp. (The) (Insurance (Property-
Casualty))..............................                   15,000       1,042,500

Ciena Corp. (Communications
Equipment)(b)...........................                   55,000       1,660,312
Citigroup, Inc. (Financial
(Diversified))..........................                   49,000       2,327,500
Claire's Stores, Inc. (Retail
(Specialty))............................                   50,000       1,281,250
Corning, Inc. (Manufacturing
(Diversified))..........................                    5,000         350,625
Delphi Automotive Systems Corp. (Auto
Parts & Equipment)......................                  100,000       1,856,250

Diebold, Inc. (Manufacturing
(Specialized))..........................                   40,000       1,150,000
Eastman Kodak Co.
(Photography/Imaging)...................                   23,000       1,558,250

                                                        SHARES          VALUE
                                                     ------------   -------------
UNITED STATES--CONTINUED
Eaton Corp. (Manufacturing
(Diversified))..........................                    9,000   $     828,000
First Data Corp. (Services (Data
Processing))............................                   25,000       1,223,438
GTE Corp. (Telephone)...................                   13,000         984,750
General Electric Co. (Electrical
Equipment)..............................                   14,000       1,582,000
Goodrich (B.F.) Co. (The)
(Aerospace/Defense).....................                   53,000       2,252,500
Hartford Financial Services Group, Inc.
(The) (Insurance (Multi-Line))..........                   20,000       1,166,250

Hershey Foods Corp. (Foods).............                   30,000       1,781,250
Honeywell, Inc. (Electrical
Equipment)..............................                   27,000       3,128,625
Illinois Tool Works, Inc. (Manufacturing
(Diversified))..........................                    9,000         738,000

Intel Corp. (Electronics
(Semiconductors)).......................                   30,000       1,785,000
International Paper Co. (Paper & Forest
Products)...............................                   11,000         555,500

Mattel, Inc. (Leisure Time
(Products)).............................                   49,000       1,295,437
MediaOne Group, Inc. (Broadcasting
(Television, Radio & Cable))(b).........                   15,000       1,115,625

Mellon Bank Corp. (Banks (Major
Regional))..............................                   16,400         596,550
Microsoft Corp. (Computers (Software &
Services))(b)...........................                    6,000         541,125

Minnesota Mining & Manufacturing Co.
(Manufacturing (Diversified))...........                   13,000       1,130,188

Monsanto Co. (Chemicals
(Diversified))..........................                   35,000       1,380,312
Morgan (J.P.) & Co., Inc. (Banks (Money
Center))................................                   14,000       1,967,000


6                      See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund

                                                        SHARES          VALUE
                                                     ------------   -------------
UNITED STATES--CONTINUED
Mylan Laboratories, Inc. (Health Care
(Generic and Other))....................                   50,000   $   1,325,000
PepsiCo, Inc. (Beverages
(Non-Alcoholic))........................                   10,000         386,875
Praxair, Inc. (Chemicals)...............                   12,000         587,250
Procter & Gamble Co. (The) (Household
Products (Non-Durable)).................                   10,000         892,500

Royal Caribbean Cruises Ltd.
(Shipping)..............................                   32,000       1,400,000
SBC Communications, Inc. (Telephone)....                   22,000       1,276,000
SLM Holding Corp. (Financial
(Diversified))..........................                   50,000       2,290,625
UST, Inc. (Tobacco).....................                   20,000         585,000
Waste Management, Inc. (Waste
Management).............................                   40,000       2,150,000
Wells Fargo Co. (Banks (Major
Regional))..............................                   40,000       1,710,000
---------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $57,674,360)                                          62,742,162
---------------------------------------------------------------------------------
FOREIGN COMMON STOCKS -- 59.1%

ARGENTINA -- 0.2%
Perez Companc SA Sponsored ADR (Oil &
Gas (Exploration & Production)).........                   22,000         255,233

Telecom Argentina SA Sponsored ADR
(Telecommunications (Long Distance))....                    6,400         171,200
                                                                    -------------
                                                                          426,433
                                                                    -------------

AUSTRALIA -- 1.0%
Australian Gas Light Co., Ltd. (Natural
Gas)....................................                  150,000         912,461
QBE Insurance Group Ltd. (Insurance
(Property-Casualty))....................                  293,000       1,115,175
                                                                    -------------
                                                                        2,027,636
                                                                    -------------

BRAZIL -- 1.4%
Embratel Participacoes SA ADR
(Telephone).............................                   25,000         346,875
Tele Centro Sul Participacoes SA ADR
(Telephone).............................                    6,500         360,750

Tele Norte Leste Participacoes SA ADR
(Telephone).............................                   34,000         631,125

Tele Sudeste Celular Participacoes SA
ADR (Telecommunications
(Cellular/Wireless))....................                   17,000         493,000

Telesp Celular Participacoes SA ADR
(Telecommunications
(Cellular/Wireless))....................                   20,000         535,000

                                                        SHARES          VALUE
                                                     ------------   -------------
BRAZIL--CONTINUED

Telesp Participacoes SA ADR
(Telephone).............................                   21,000   $     480,375
                                                                    -------------
                                                                        2,847,125
                                                                    -------------

CANADA -- 0.4%
Newbridge Networks Corp. (Canada)
(Communications Equipment)(b)...........                   29,000         833,750

DENMARK -- 0.9%
Danisco A/S (Foods).....................                   13,800         623,629
Tele Danmark A/S (Telephone)............                   25,202       1,240,515
                                                                    -------------
                                                                        1,864,144
                                                                    -------------

FINLAND -- 1.3%
Nokia Oyj Class A (Communications
Equipment)..............................                   19,430       1,703,191
Stora Enso Oyj (Paper & Forest
Products)...............................                   48,295         517,973
UPM-Kymmene Oyj (Paper & Forest
Products)...............................                   15,980         458,135
                                                                    -------------
                                                                        2,679,299
                                                                    -------------

FRANCE -- 7.8%
Air Liquide (Chemicals (Specialty)).....                    3,630         570,884
Alcatel SA ADR (Communications
Equipment)..............................                   55,000       1,560,625
Alstom (Engineering & Construction).....                   49,085       1,543,904
Axa (Insurance (Multi-Line))............                    6,632         809,097
Canal Plus (Broadcasting (Television,
Radio & Cable)).........................                    1,000         280,608

Carrefour SA (Retail (Food Chains)).....                    5,112         751,238
Castorama Dubois (Retail (Building
Supplies))..............................                    3,411         809,061
Coflexip SA (Metal Fabricators).........                    8,255         708,717
Compagnie de Saint Gobain (Manufacturing
(Diversified))..........................                    1,800         286,796

Dexia France (Banks (Major Regional))...                    3,379         452,308
Elf Aquitaine SA (Oil (International
Integrated))............................                    6,812         999,657
Groupe Danone (Foods)...................                    1,988         512,540
Lafarge SA (Construction (Cement &
Aggregates))............................                    9,101         865,350

Pechiney SA Class A (Containers &
Packaging (Paper))......................                   20,548         883,220

Renault SA (Automobiles)................                   19,966         868,911
Rhodia SA (Chemicals (Specialty)).......                   33,737         640,171
Schneider SA (Electrical Equipment).....                    5,000         280,763
Societe Generale Class A (Banks (Major
Regional))..............................                    5,069         893,379


                       See Notes to Financial Statements                       7

Phoenix-Aberdeen Worldwide Opportunities Fund


                                                        SHARES          VALUE
                                                     ------------   -------------
FRANCE--CONTINUED
Total Fina SA Class B (Oil & Gas
(Refining & Marketing)).................                    6,958   $     897,663

Valeo SA (Auto Parts & Equipment).......                    8,900         734,263
Vivendi (Manufacturing (Diversified))...                    9,500         769,558
                                                                    -------------
                                                                       16,118,713
                                                                    -------------

GERMANY -- 5.2%
Allianz AG Vinkulierte Registered Shares
(Insurance (Multi-Line))................                    3,000         832,233

BASF AG (Chemicals (Diversified)).......                   14,973         661,654
Bayer AG (Chemicals (Diversified))......                   14,300         595,784
Bayerische Motoren Werke AG
(Automobiles)...........................                    1,181         812,358
Bayerische Vereinsbank AG (Banks (Major
Regional))..............................                   11,975         778,014
Bewag AG (Electric Companies)...........                   19,591         302,043
DaimlerChrysler AG (Automobiles)........                   12,658       1,096,518
Deutsche Bank AG (Banks (Major
Regional))..............................                   11,300         689,294
Deutsche Lufthansa AG (Airlines)........                   44,273         802,656
Mannesmann AG (Manufacturing
(Diversified))..........................                    7,032       1,049,347
Metro AG (Retail (Specialty))...........                   11,997         744,802
Muenchener Rueckversicherungs New Shares
(Insurance (Multi-Line))(b).............                    2,637         481,343

Muenchener
Rueckversicherungs-Gesellschaft AG
(Insurance (Multi-Line))................                    2,637         488,142

RWE AG (Manufacturing (Diversified))....                   12,162         563,023
SAP AG Sponsored ADR (Germany)
(Computers (Software & Services)).......                   23,000         796,375
                                                                    -------------
                                                                       10,693,586
                                                                    -------------

GREECE -- 0.4%
Alpha Credit Bank (Banks (Major
Regional))..............................                    5,886         379,428
Hellenic Telecommunications Organization
SA (Telephone)..........................                   18,700         400,829
                                                                    -------------
                                                                          780,257
                                                                    -------------

HONG KONG -- 1.2%
Hongkong Electric Holdings Ltd.
(Electric Companies)....................                  350,000       1,127,779

Swire Pacific Ltd. Class B
(Manufacturing (Diversified))...........                1,760,000       1,315,700
                                                                    -------------
                                                                        2,443,479
                                                                    -------------

                                                        SHARES          VALUE
                                                     ------------   -------------
HUNGARY -- 0.4%
Magyar Tavkozlesi Rt Sponsored ADR
(Telecommunications (Long Distance))....                   17,900   $     492,250

Mol Magyar Olaj-Es Gazipari Rt. (Oil
(Domestic Integrated))..................                   16,500         397,710
                                                                    -------------
                                                                          889,960
                                                                    -------------

INDIA -- 0.5%
Mahanagar Telephone Nigam Ltd. GDR
(Telecommunications (Long Distance))....                  107,000       1,086,050

INDONESIA -- 0.3%
PT Indosat (Telecommunications (Long
Distance))..............................                  135,000         258,832
PT Indosat ADR (Telecommunications (Long
Distance))..............................                   22,000         429,000
                                                                    -------------
                                                                          687,832
                                                                    -------------

ISRAEL -- 0.4%
Bank Hapoalim Ltd. (Banks (Major
Regional))..............................                  121,000         310,427
Koor Industries Ltd. (Manufacturing
(Diversified))..........................                    4,748         547,451
                                                                    -------------
                                                                          857,878
                                                                    -------------

ITALY -- 1.5%
Assicurazioni Generali (Insurance
(Life/Health))..........................                   15,000         519,759
Banca Intesa SPA (Banks (Major
Regional))..............................                  307,458         688,045
San Paolo-IMI SPA (Banks (Major
Regional))..............................                   43,969         598,538
Telecom Italia Mobile SPA
(Telecommunications
(Cellular/Wireless))....................                   98,673         589,181

Telecom Italia SPA (Telephone)..........                   66,958         696,041
                                                                    -------------
                                                                        3,091,564
                                                                    -------------

JAPAN -- 5.6%
77 Bank Ltd. (The) (Banks (Major
Regional))..............................                   55,000         481,674
Canon, Inc. (Office Equipment &
Supplies)...............................                   15,000         431,276
Dai Nippon Printing Co., Ltd. (Specialty
Printing)...............................                   35,000         559,544
Fuji Photo Film Co.
(Photography/Imaging)...................                   13,000         491,919
Hitachi Credit Corp. (Consumer
Finance)................................                   30,000         593,624
Ito-Yokado Co., Ltd. (Retail (Food
Chains))................................                   10,000         669,222
Kao Corp. (Household Products
(Non-Durable))..........................                   20,000         561,816
Kawasumi Laboratories, Inc. (Health Care
(Medical Products & Supplies))..........                   30,000         448,626

Kirin Beverage Corp. (Beverages
(Alcoholic))............................                   32,000         573,713
Mabuchi Motor Co., Ltd. (Electrical
Equipment)..............................                    8,000         743,579
Nippon COMSYS Corp. (Engineering &
Construction)...........................                   35,000         568,219


8                      See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund

                                                        SHARES          VALUE
                                                     ------------   -------------
JAPAN--CONTINUED
Nippon Telegraph & Telephone Corp.
(Telephone).............................                       50   $     582,471
Rinnai Corp. (Household Furnishings &
Appliances).............................                   35,000         803,892

Rohm Co., Ltd (Electronics
(Semiconductors)).......................                    5,000         782,824
Sanwa Bank Ltd. (The) (Banks (Major
Regional))..............................                   68,000         669,122
Secom Co., Ltd. (Services (Commercial &
Consumer))..............................                    6,000         624,607

Shin-Etsu Chemical Co., Ltd. (Chemicals
(Specialty))............................                   18,000         602,299

Suzuki Motor Corp. (Automobiles)........                   40,000         636,174
Takeda Chemical Industries (Health Care
(Drugs-Major Pharmaceuticals))..........                   14,000         648,897
                                                                    -------------
                                                                       11,473,498
                                                                    -------------

MALAYSIA -- 0.2%
Carlsberg Brewery Malaysia Berhad
(Beverages (Alcoholic))(c)..............                  100,000         255,924

Malaysian Oxygen Berhad (Chemicals
(Specialty))(c).........................                   61,000         130,095
                                                                    -------------
                                                                          386,019
                                                                    -------------
MEXICO -- 1.2%
Cemex SA de CV Class B Sponsored ADR
(Construction (Cement & Aggregates))....                   55,000         543,730

Coca-Cola Femsa SA Sponsored ADR
(Beverages (Non-Alcoholic))(b)..........                   43,000         833,125

Grupo Televisa SA Sponsored GDR
(Broadcasting (Television, Radio &
Cable))(b)..............................                   14,500         649,781

Telefonos de Mexico SA Sponsored ADR
Class L (Telecommunications (Long
Distance))..............................                    5,000         404,063
                                                                    -------------
                                                                        2,430,699
                                                                    -------------

NETHERLANDS -- 3.9%
ASM Lithography Holding NV (Equipment
(Semiconductor))(b).....................                   10,473         605,906
Benckiser NV B (Household Products (Non-
Durable))...............................                   18,447         984,482

Elsevier NV (Publishing)................                   33,311         386,466
Equant NV (Services (Data
Processing))(b).........................                    8,618         794,540

                                                        SHARES          VALUE
                                                     ------------   -------------
NETHERLANDS--CONTINUED
Fortis (NL) NV (Financial
(Diversified))..........................                   22,750   $     702,667
Getronics NV (Services (Data
Processing))............................                   13,824         531,758
IHC Caland NV (Oil & Gas (Drilling &
Equipment)).............................                   10,480         410,692

ING Groep NV (Banks (Money Center)).....                   15,000         812,124
KPN NV (Telephone)......................                    9,386         440,416
Koninklijke (Royal) Philips Electronics
NV (Electronics (Component
Distributors))..........................                    4,100         404,427

Royal Dutch Petroleum Co. (Oil (Domestic
Integrated))............................                   23,734       1,390,243

VNU NV (Publishing).....................                   12,949         517,463
                                                                    -------------
                                                                        7,981,184
                                                                    -------------

NEW ZEALAND -- 0.2%
Telecom Corporation of New Zealand Ltd.
(Telephone).............................                   75,000         321,926

PHILIPPINES -- 0.5%
Ayala Land, Inc. (Financial
(Diversified))..........................                1,000,000         315,384
Philippine Long Distance Telephone Co.
Sponsored ADR (Telecommunications (Long
Distance))..............................                   22,000         662,750
                                                                    -------------
                                                                          978,134
                                                                    -------------

POLAND -- 0.3%
Elektrim Spolka Akcyjna SA (Distributors
(Food & Health))........................                   39,800         563,012

SINGAPORE -- 1.2%
United Overseas Bank Ltd. (Banks (Major
Regional))..............................                  360,000       2,516,344

SOUTH AFRICA -- 0.7%
Anglo American PLC (Metals Mining)(b)...                    8,360         390,685
BOE Ltd. (Financial (Diversified))......                  178,930         177,912
Liberty International PLC (Financial
(Diversified))..........................                   15,280         106,858
Liberty Life Association of Africa
(Insurance (Life/ Health))..............                   32,530         416,711

Metro Cash and Carry Ltd. (Retail
(Specialty))............................                  535,000         443,298
                                                                    -------------
                                                                        1,535,464
                                                                    -------------

SOUTH KOREA -- 0.6%
Kookmin Bank (Banks (Major Regional))...                   18,000         365,454


                       See Notes to Financial Statements                       9

Phoenix-Aberdeen Worldwide Opportunities Fund

                                                        SHARES          VALUE
                                                     ------------   -------------
SOUTH KOREA--CONTINUED
Pohang Iron & Steel Co. Ltd. (Iron &
Steel)..................................                    8,000   $     961,102
                                                                    -------------
                                                                        1,326,556
                                                                    -------------
SPAIN -- 2.0%
Argentaria, Caja Postal y Banco
Hipotecario de Espana SA (Banks (Major
Regional))..............................                   23,626         538,217

Banco Popular Espanol SA (Banks (Major
Regional))..............................                   13,593         977,757

Banco Santander Central Hispano SA
(Banks (Major Regional))................                   68,236         710,733
Iberdrola SA (Electric Companies).......                   30,099         458,463
Repsol SA (Oil & Gas (Refining &
Marketing)).............................                   30,000         612,573
Telefonica SA (Telephone)(b)............                   16,606         799,920
                                                                    -------------
                                                                        4,097,663
                                                                    -------------

SWEDEN -- 3.8%
AstraZeneca Group PLC (Health Care
(Drugs-Major Pharmaceuticals))..........                   28,355       1,103,951

Electrolux AB (Household Furnishings &
Appliances).............................                   42,288         885,379

Mandamus AB (Real Estate Development)...                    1,083           5,732
SSAB Svenskt Stal AB Series A (Iron &
Steel)..................................                   24,500         306,908
Sandvik AB Class B (Machinery
(Diversified))..........................                   13,600         300,738
Skandia Forsakrings AB (Insurance
(Life/Health))..........................                   75,732       1,416,344
Skandinaviska Enskilda Banken Class A
(Banks (Major Regional))................                   73,358         854,230

Telefonaktiebolaget LM Ericsson Class B
(Communications Equipment)..............                   38,345       1,229,044

Telefonaktiebolaget LM Ericsson
Sponsored ADR (Communications
Equipment)..............................                   55,000       1,811,563
                                                                    -------------
                                                                        7,913,889
                                                                    -------------

SWITZERLAND -- 3.4%
Credit Suisse Group (Banks (Major
Regional))..............................                    3,900         674,840
Nestle SA (Foods).......................                      689       1,241,414
Novartis AG Registered Shares (Health
Care (Drugs-Major Pharmaceuticals)).....                    1,124       1,641,256

Roche Holding AG (Health Care
(Drugs-Major Pharmaceuticals))..........                      129       1,326,022

                                                        SHARES          VALUE
                                                     ------------   -------------
SWITZERLAND--CONTINUED

UBS AG (Banks (Major Regional)).........                    4,784   $   1,427,885
Zurich Allied AG (Financial
(Diversified))..........................                    1,082         615,267
                                                                    -------------
                                                                        6,926,684
                                                                    -------------

TAIWAN -- 0.2%
Standard Foods Taiwan Ltd. GDR
(Foods)(b)..............................                   39,913         313,317

TURKEY -- 0.3%
Yapi ve Kredi Bankasi AS (Banks (Major
Regional))..............................               20,600,000         297,768

Yapi ve Kredi Bankasi AS (Banks (Major
Regional))(d)...........................               17,600,000         233,551
                                                                    -------------
                                                                          531,319
                                                                    -------------

UNITED KINGDOM -- 12.1%
3i Group PLC (Investment
Banking/Brokerage)......................                   57,501         653,956
BG PLC (Natural Gas)....................                   70,472         430,452
BOC Group PLC (Chemicals (Specialty))...                   16,347         319,519
Bank of Scotland (Banks (Major
Regional))..............................                   50,239         665,207
Barclays PLC (Banks (Major Regional))...                   27,546         801,543
Bass PLC (Beverages (Alcoholic))........                   21,410         310,654
Berkeley Group PLC (The)
(Homebuilding)..........................                   35,000         419,846
British Aerospace PLC
(Aerospace/Defense).....................                   72,113         468,041
British American Tobacco PLC
(Tobacco)...............................                   30,993         291,414
British Petroleum Co. PLC (Oil (Domestic
Integrated))............................                   98,083       1,757,887

British Telecommunications PLC
(Telephone).............................                   71,277       1,194,317
Cable & Wireless PLC (Telephone)........                   40,554         516,833
Compass Group PLC (Services (Commercial
& Consumer))............................                   42,604         422,414

Debenhams PLC (Retail (Department
Stores))................................                   34,336         230,566
FirstGroup PLC (Services (Commercial &
Consumer))..............................                   57,000         311,326

GKN PLC (Auto Parts & Equipment)........                   25,243         430,930
Glaxo Wellcome PLC (Health Care
(Drugs-Major Pharmaceuticals))..........                   42,927       1,192,943

Granada Group PLC (Broadcasting
(Television, Radio & Cable))............                   17,208         319,259

HSBC Holdings PLC (Financial
(Diversified))..........................                   25,229         893,593
Hilton Group PLC (Gaming, Lottery &
Pari-mutuel Companies)..................                   77,832         308,555


10                     See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund

                                                        SHARES          VALUE
                                                     ------------   -------------
UNITED KINGDOM--CONTINUED
Kingfisher PLC (Retail (Specialty)).....                   49,231   $     566,498
Legal & General Group PLC (Insurance
(Multi-Line))...........................                  218,538         556,335
Lloyds TSB Group PLC (Financial
(Diversified))..........................                   85,500       1,159,048
Logica PLC (Services (Data
Processing))............................                   36,500         382,606
National Westminster Bank PLC (Banks
(Major Regional)).......................                   39,912         846,180

Norwich Union PLC (Insurance
(Life/Health))..........................                   60,342         409,239
PowerGen PLC (Electric Companies).......                   34,120         367,876
RMC Group PLC (Construction (Cement &
Aggregates))............................                   27,183         436,625
Reuters Holdings Group PLC
(Publishing)............................                   49,434         650,263
Rio Tinto PLC (Metals Mining)...........                   25,481         427,160
Royal & Sun Alliance Insurance Group PLC
(Insurance (Multi-Line))................                   62,000         556,084
Schroders PLC (Investment
Banking/Brokerage)......................                   16,476         336,584
Serco Group PLC (Services (Commercial &
Consumer))..............................                    9,253         208,572

Shell Transport & Trading Co. PLC (Oil
(Domestic Integrated))..................                   97,741         732,980

Invensys Siebe PLC (Machinery
(Diversified))..........................                   93,675         443,347
SmithKline Beecham PLC (Health Care
(Drugs-Major Pharmaceuticals))..........                   64,136         833,546

Tesco PLC (Retail (Food Chains))........                  202,070         519,986
Thames Water PLC (Water Utilities)......                   22,007         348,976
Unilever PLC (Foods)....................                   37,757         335,968
Vodafone Group PLC (Telecommunications
(Cellular/Wireless))....................                   75,203       1,481,774

Woolwich PLC (Consumer Finance).........                   50,194         293,735
AstraZeneca Group PLC (Health Care
(Drugs-Major Pharmaceuticals))..........                   29,358       1,135,633
                                                                    -------------
                                                                       24,968,270
                                                                    -------------
---------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $108,893,050)                                        121,591,684
---------------------------------------------------------------------------------

                                                        SHARES          VALUE
                                                     ------------   -------------
WARRANTS -- 0.0%

GERMANY -- 0.0%
Muenchener
Rueckversicherungs-Gesellschaft AG
Warrants (Insurance (Multi-Line))(b)....                       94   $       2,811
---------------------------------------------------------------------------------
TOTAL WARRANTS
(IDENTIFIED COST $0)                                                        2,811
---------------------------------------------------------------------------------

UNIT INVESTMENT TRUSTS -- 3.0%
Diamonds Trust, Series I................                   20,000       2,187,500
NASDAQ - 100 Shares.....................                    5,000         575,312
S&P 400 Mid-Cap Depository Receipts.....                   22,000       1,724,250
S&P 500 Depository Receipts.............                   13,000       1,780,391
---------------------------------------------------------------------------------
TOTAL UNIT INVESTMENT TRUSTS
(IDENTIFIED COST $6,194,336)                                            6,267,453
---------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS --92.6%
(IDENTIFIED COST $172,761,746)                                        190,604,110
---------------------------------------------------------------------------------

                                      STANDARD
                                      & POOR'S       PAR
                                       RATING       VALUE
                                      (unaudited)   (000)
                                      ---------   ---------
SHORT-TERM OBLIGATIONS -- 6.9%

COMMERCIAL PAPER -- 6.9%
Corporate Asset Funding Co., Inc.
5.55%, 7/1/99.......................    A-1+      $   1,835        1,835,000

Corporate Asset Funding Co., Inc.
5.87%, 7/1/99.......................    A-1+          1,600        1,600,000

Exxon Imperial Funding U.S., Inc.
5.20%, 7/1/99.......................    A-1+          4,675        4,675,000

Koch Industries, Inc. 5.80%,
7/1/99..............................    A-1+          1,500        1,500,000


                       See Notes to Financial Statements                      11

Phoenix-Aberdeen Worldwide Opportunities Fund

                                      STANDARD
                                      & POOR'S       PAR
                                       RATING       VALUE
                                      (unaudited)   (000)         VALUE
                                      ---------   ---------   --------------
COMMERCIAL PAPER--CONTINUED
Ford Motor Credit Co. 5.41%,
7/2/99..............................     A-1      $   4,640   $    4,639,303
----------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $14,249,303)                                     14,249,303
----------------------------------------------------------------------------

TOTAL INVESTMENTS --99.5%
(IDENTIFIED COST $187,011,049)                                   204,853,413(a)
Cash and receivables, less liabilities--0.5%                         954,919
                                                              --------------
NET ASSETS--100.0%                                            $  205,808,332
                                                              --------------
                                                              --------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $22,594,021 and gross depreciation of $5,333,246 for federal income tax purposes. At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $187,592,638.
(b)  Non-income producing.
(c) Security valued at fair value as determined in good faith by or under the direction of the Trustees.
(d)  Non-tradable bonus shares.

12
                       See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund

                            INDUSTRY DIVERSIFICATION
                       AS A PERCENTAGE OF TOTAL VALUE OF
                          TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)

Aerospace/Defense.......................     1.5
Airlines................................     0.4
Auto Parts & Equipment..................     1.6
Automobiles.............................     1.9
Banks (Major Regional)..................    11.0
Banks (Money Center)....................     3.5
Beverages (Alcoholic)...................     0.6
Beverages (Non-Alcoholic)...............     0.7
Broadcasting (Television, Radio &
Cable)..................................     1.3
Chemicals...............................     0.3
Chemicals (Diversified).................     1.4
Chemicals (Specialty)...................     1.2
Communications Equipment................     4.9
Computers (Networking)..................     0.4
Computers (Software & Services).........     0.7
Construction (Cement & Aggregates)......     1.0
Consumer Finance........................     0.5
Containers & Packaging (Paper)..........     0.5
Distributors (Food & Health)............     0.3
Electric Companies......................     1.2
Electrical Equipment....................     3.1
Electronics (Component Distributors)....     0.2
Electronics (Semiconductors)............     1.4
Engineering & Construction..............     1.2
Equipment (Semiconductor)...............     0.3
Financial (Diversified).................     4.7
Foods...................................     2.6
Gaming, Lottery & Pari-Mutuel
Companies...............................     0.2
Health Care (Drugs-Major
Pharmaceuticals)........................     4.3
Health Care (Generic And Other).........     0.7
Health Care (Managed Care)..............     0.3
Health Care (Medical Products &
Supplies)...............................     0.2
Homebuilding............................     0.2
Household Furnishings & Appliances......     0.9
Household Products (Non-Durable)........     1.3
Insurance (Life/Health).................     1.5
Insurance (Multi-Line)..................     4.2
Insurance (Property-Casualty)...........     1.2
Investment Banking/Brokerage............     0.5
Iron & Steel............................     0.7
Leisure Time (Products).................     0.7
Machinery (Diversified).................     1.2
Manufacturing (Diversified).............     4.1
Manufacturing (Specialized).............     0.6
Metal Fabricators.......................     0.4
Metals Mining...........................     0.4
Natural Gas.............................     0.7
Office Equipment & Supplies.............     0.2
Oil & Gas (Drilling & Equipment)........     0.2
Oil & Gas (Exploration & Production)....     0.1
Oil & Gas (Refining & Marketing)........     0.8
Oil (Domestic Integrated)...............     2.8
Oil (International Integrated)..........     0.5
Paper & Forest Products.................     0.8
Photography/Imaging.....................     1.1
Publishing..............................     0.8
Real Estate Development.................     0.0
Retail (Building Supplies)..............     0.4
Retail (Department Stores)..............     0.1
Retail (Food Chains)....................     1.1
Retail (Specialty)......................     1.7
Services (Commercial & Consumer)........     0.9
Services (Data Processing)..............     1.7
Shipping................................     0.8
Specialty Printing......................     0.3

Telecommunications
(Cellular/Wireless).....................     1.7
Telecommunications (Long Distance)......     3.5
Telephone...............................     5.9
Tobacco.................................     0.5
Waste Management........................     1.2
Water Utilities.........................     0.2
                                          ------
                                           100.0%
                                          ------
                                          ------


                       See Notes to Financial Statements                      13

Phoenix-Aberdeen Worldwide Opportunities Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1999

ASSETS
Investment securities at value
  (Identified cost $187,011,049)                              $  204,853,413
Cash                                                                   9,758
Receivables
  Investment securities sold                                      10,093,076
  Fund shares sold                                                   999,653
  Dividends                                                          270,727
  Tax reclaim                                                        118,266
Prepaid expenses                                                       4,045
                                                              --------------
  Total assets                                                   216,348,938
                                                              --------------
LIABILITIES
Payables
  Foreign currency at value (Identified cost $583)                       588
  Investment securities purchased                                  9,949,287
  Fund shares repurchased                                            217,881
  Investment advisory fee                                            124,087
  Transfer agent fee                                                  85,238
  Distribution fee                                                    49,390
  Financial agent fee                                                 16,457
  Trustees' fee                                                        4,944
Accrued expenses                                                      92,734
                                                              --------------
  Total liabilities                                               10,540,606
                                                              --------------
NET ASSETS                                                    $  205,808,332
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                 163,478,220
Distributions in excess of net investment income                    (223,516)
Accumulated net realized gain                                     24,717,758
Net unrealized appreciation                                       17,835,870
                                                              --------------
NET ASSETS                                                    $  205,808,332
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $192,618,858)               17,622,211
Net asset value per share                                             $10.93
Offering price per share $10.93/(1-4.75%)                             $11.48
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $12,351,382)                 1,183,048
Net asset value and offering price per share                          $10.44
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $838,092)                       80,403
Net asset value and offering price per share                          $10.42

                             STATEMENT OF OPERATIONS
                            YEAR ENDED JUNE 30, 1999

INVESTMENT INCOME
Dividends                                                     $   2,625,083
Interest                                                            464,408
Foreign taxes withheld                                             (160,672)
                                                              -------------
  Total investment income                                         2,928,819
                                                              -------------
EXPENSES
Investment advisory fee                                           1,435,159
Distribution fee, Class A                                           450,501
Distribution fee, Class B                                           109,645
Distribution fee, Class C                                             1,850
Financial agent fee                                                 182,694
Transfer agent                                                      335,686
Custodian                                                           165,396
Professional                                                         85,273
Printing                                                             38,249
Registration                                                         35,773
Trustees                                                             14,921
Miscellaneous                                                        12,631
                                                              -------------
  Total expenses                                                  2,867,778
                                                              -------------
NET INVESTMENT INCOME                                                61,041
                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                  50,114,718
Net realized gain on foreign currency transactions                   30,812
Net change in unrealized appreciation (depreciation) on
  investments                                                   (33,666,438)
Net change in unrealized appreciation (depreciation) on
  foreign currency and foreign currency transactions                 (4,248)
                                                              -------------
NET GAIN ON INVESTMENTS                                          16,474,844
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  16,535,885
                                                              -------------
                                                              -------------


14                     See Notes to Financial Statements

Phoenix-Aberdeen Worldwide Opportunities Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                            Year Ended      Year Ended
                                             6/30/99          6/30/98
                                          --------------   -------------
FROM OPERATIONS
  Net investment income (loss)            $       61,041   $     281,863
  Net realized gain (loss)                    50,145,530      15,873,450
  Net change in unrealized appreciation
    (depreciation)                           (33,670,686)     31,295,703
                                          --------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                 16,535,885      47,451,016
                                          --------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                      --      (1,559,972)
  Net investment income, Class B                      --         (82,470)
  Net realized gains, Class A                (34,904,402)    (16,213,603)
  Net realized gains, Class B                 (2,069,960)       (923,384)
  Net realized gains, Class C                    (20,465)             --
  In excess of net investment income,
    Class A                                           --        (334,226)
  In excess of net investment income,
    Class B                                           --         (17,669)
                                          --------------   -------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS            (36,994,827)    (19,131,324)
                                          --------------   -------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (12,453,031 and 1,700,588 shares,
    respectively)                            136,514,002      19,328,353
  Net asset value of shares issued from
    reinvestment of distributions
    (3,086,328 and 1,716,156 shares,
    respectively)                             31,171,910      16,423,613
  Cost of shares repurchased (12,685,436
    and 2,883,240 shares, respectively)     (139,064,651)    (32,460,031)
                                          --------------   -------------
Total                                         28,621,261       3,291,935
                                          --------------   -------------
CLASS B
  Proceeds from sales of shares (986,822
    and 234,656 shares, respectively)         10,356,022       2,624,751
  Net asset value of shares issued from
    reinvestment of distributions
    (177,841 and 100,820 shares,
    respectively)                              1,723,276         939,638
  Cost of shares repurchased (883,524
    and 232,300 shares, respectively)         (9,320,274)     (2,549,881)
                                          --------------   -------------
Total                                          2,759,024       1,014,508
                                          --------------   -------------
CLASS C
  Proceeds from sales of shares (83,139
    and 0 shares, respectively)                  877,235              --
  Net asset value of shares issued from
    reinvestment of distributions (2,112
    and 0 shares, respectively)                   20,465              --
  Cost of shares repurchased (4,848 and
    0 shares, respectively)                      (54,062)             --
                                          --------------   -------------
Total                                            843,638              --
                                          --------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS                   32,223,923       4,306,443
                                          --------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS       11,764,981      32,626,135
                                          --------------   -------------
NET ASSETS
  Beginning of period                        194,043,351     161,417,216
                                          --------------   -------------
  END OF PERIOD [INCLUDING DISTRIBUTIONS
    IN EXCESS OF NET INVESTMENT INCOME
    OF ($223,516) AND ($420,414),
    RESPECTIVELY]                         $  205,808,332   $ 194,043,351
                                          --------------   -------------
                                          --------------   -------------


                       See Notes to Financial Statements                      15

Phoenix-Aberdeen Worldwide Opportunities Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                           CLASS A
                                      ---------------------------------------------------------------------------------
                                                                     YEAR ENDED JUNE 30,
                                      ---------------------------------------------------------------------------------
                                        1999              1998              1997              1996              1995
Net asset value, beginning of period   $12.40             $10.75           $10.29             $9.04            $10.17
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)            0.01(1)           0.02              0.03(1)          (0.02)(1)          0.01(1)
  Net realized and unrealized gain        0.90              2.97              1.25              1.87              0.56
                                      ---------         ---------         ---------         ---------         ---------
      TOTAL FROM INVESTMENT
        OPERATIONS                        0.91              2.99              1.28              1.85              0.57
                                      ---------         ---------         ---------         ---------         ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  --             (0.13)            (0.04)               --                --
  Dividends from net realized gains      (2.38)            (1.20)            (0.78)            (0.60)            (1.37)
  In excess of net investment income        --             (0.01)               --                --                --
  In excess of net realized gains           --                --                --                --             (0.33)
                                      ---------         ---------         ---------         ---------         ---------
      TOTAL DISTRIBUTIONS                (2.38)            (1.34)            (0.82)            (0.60)            (1.70)
                                      ---------         ---------         ---------         ---------         ---------
Change in net asset value                (1.47)             1.65              0.46              1.25             (1.13)
                                      ---------         ---------         ---------         ---------         ---------
NET ASSET VALUE, END OF PERIOD          $10.93            $12.40            $10.75            $10.29             $9.04
                                      ---------         ---------         ---------         ---------         ---------
                                      ---------         ---------         ---------         ---------         ---------
Total return(2)                           8.90%            31.45%            13.40%            21.39%             6.53%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                         $192,619          $183,188          $153,005          $146,052          $126,481
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                      1.45%             1.42%             1.53%             1.60%             1.80%
  Net investment income (loss)            0.07%             0.21%             0.34%            (0.19%)            0.16%
Portfolio turnover                         166%              156%              234%              245%              277%

                                                                       CLASS B                                         CLASS C
                                      -------------------------------------------------------------------------       ---------
                                                                                                        FROM            FROM
                                                                                                      INCEPTION       INCEPTION
                                                         YEAR ENDED JUNE 30,                           7/15/94        12/16/98
                                      ---------------------------------------------------------          TO              TO
                                           1999            1998            1997            1996        6/30/95         6/30/99
Net asset value, beginning of period     $12.04          $10.53          $10.14           $8.98         $10.40         $11.62
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)             (.07)(1)       (0.06)          (0.03)(1)       (0.08)(1)      (0.02)(1)          --(1)
  Net realized and unrealized gain         0.85            2.90            1.21            1.84           0.30            1.18
                                      ---------       ---------       ---------       ---------       ---------       ---------
      TOTAL FROM INVESTMENT
        OPERATIONS                         0.78            2.84            1.18            1.76           0.28            1.18
                                      ---------       ---------       ---------       ---------       ---------       ---------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                   --           (0.11)          (0.01)             --             --              --
  Dividends from net realized gains       (2.38)          (1.20)          (0.78)          (0.60)         (1.37)          (2.38)
  In excess of net investment income         --           (0.02)             --              --             --              --
  In excess of net realized gains            --              --              --              --          (0.33)             --
                                      ---------       ---------       ---------       ---------       ---------       ---------
      TOTAL DISTRIBUTIONS                 (2.38)          (1.33)          (0.79)          (0.60)         (1.70)          (2.38)
                                      ---------       ---------       ---------       ---------       ---------       ---------
Change in net asset value                 (1.60)           1.51            0.39            1.16          (1.42)          (1.20)
                                      ---------       ---------       ---------       ---------       ---------       ---------
NET ASSET VALUE, END OF PERIOD           $10.44          $12.04          $10.53          $10.14          $8.98          $10.42
                                      ---------       ---------       ---------       ---------       ---------       ---------
                                      ---------       ---------       ---------       ---------       ---------       ---------
Total return(2)                            7.99%          30.61%          12.46%          20.50%          3.54%(3)       11.68%(3)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (thousands)                       $  12,351       $  10,855       $   8,412       $   5,709       $  2,849        $    838
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                       2.21%           2.17%           2.29%           2.34%          2.61%(4)        2.28%(4)
  Net investment income (loss)            (0.65%)         (0.54%)         (0.35%)         (0.86%)        (0.33%)(4)       0.04%(4)
Portfolio turnover                          166%            156%            234%            245%           277%(3)         166%(3)

(1)  Computed using average shares outstanding.
(2)  Maximum sales charges are not reflected in the total return calculation.
(3)  Not annualized.
(4)  Annualized.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.

16
                       See Notes to Financial Statements

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999

1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix-Aberdeen Worldwide Opportunities Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is capital appreciation by investing in equity securities of domestic and non-U.S. issuers. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. Each class of shares has identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of each class of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale of the security on that day, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as the Fund is notified. Realized gains and losses from investment transactions are reported on the identified cost basis.

C. INCOME TAXES:

  It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code"), applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  The Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds and to manage the Fund's currency exposure. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999 (CONTINUED)

2. INVESTMENT ADVISORY FEES AND RELATED PARTY TRANSACTIONS

  As compensation for their services to the Fund, the adviser, Phoenix Investment Counsel, Inc. ("PIC"), an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.75% of the average daily net assets of the Fund up to $1 billion, 0.70% between $1 billion and $2 billion, and 0.65% in excess of $2 billion.

  Effective October 27, 1998, Aberdeen Fund Managers, Inc. ("Aberdeen") was appointed subadviser to the Phoenix-Aberdeen Worldwide Opportunities Fund. Aberdeen is a subsidiary of Aberdeen Asset Management PLC. For its services, Aberdeen is paid a fee by the Adviser equal to 0.375% of the average daily net assets of the Phoenix-Aberdeen Worldwide Opportunities Fund up to $1 billion, 0.35% between $1 billion and $2 billion, and 0.325% in excess of $2 billion.

  As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $11,464 for Class A shares and deferred sales charges of $34,007 for Class B shares and $50 for Class C shares for the year ended June 30, 1999. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B and Class C shares of the average daily net assets of the Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Fund that of the total amount expensed for the year ended June 30, 1999, approximately $221,036 was retained by the Distributor, $324,146 was paid to unaffiliated participants and $16,814 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Fund, PEPCO receives a financial agent fee equal to the sum of (1) the documented cost of fund accounting and related services provided by PFPC, Inc. (subagent to PEPCO), plus (2) the documented cost to PEPCO to provide financial reporting, tax services and oversight of subagent's performance. The current fee schedule of PFPC, Inc. ranges from 0.085% to 0.0125% of the average daily net asset values of the Fund. Certain minimum fees and fee waivers may apply.

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended June 30, 1999, transfer agent fees were $335,686 of which PEPCO retained $137,915 which is net of the fees paid to State Street.

  At June 30, 1999, PHL and affiliates held 241 Class A shares, 2 Class B shares and 10,718 Class C shares of the Fund with a combined value of $114,332.

3. PURCHASE AND SALE OF SECURITIES

  Portfolio purchases and sales of investments, excluding short-term securities, for the year ended June 30, 1999 aggregated $303,475,674 and $321,781,409 respectively. There were no purchases or sales of long-term U.S. Government securities.

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

5. RECLASSIFICATION OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of June 30, 1999, the Fund has decreased capital paid in on shares of beneficial interest by $5,300, decreased undistributed net investment loss by $135,857 and decreased accumulated net realized gain by $130,557.

6. OTHER

  On February 9, 1999, the Board of Trustees of Phoenix-Engemann Funds unanimously approved an Agreement and Plan of Reorganization relating to the proposed combination of the Phoenix-Aberdeen Worldwide Opportunities Fund and the Phoenix-Engemann Global Growth Fund.

  Pursuant to the Agreement, the Global Growth Fund will transfer substantially all of its assets to the Worldwide Opportunities Fund in exchange for shares of the Worldwide Opportunities Fund and the assumption by the Worldwide Opportunities Fund of certain identified liabilities of the Global Growth Fund. Following the exchange, the Global Growth Fund will distribute the shares of the Worldwide Opportunities Fund to its shareholders pro rata, in liquidation of the Global Growth Fund.

TAX INFORMATION NOTICE (UNAUDITED)
LONG-TERM CAPITAL GAINS

  The Fund distributed $17,812,920 of long-term capital gain dividends.

  This report is not authorized for distribution to prospective investors in the Phoenix-Aberdeen Worldwide Opportunities Fund unless preceded or accompanied by and effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS

                    [LOGO]

To the Trustees and Shareholders of
Phoenix-Aberdeen Worldwide Opportunities Fund:

   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (excluding Standard & Poor's ratings), and the related statements of operations and of changes in net assets, and the financial highlights present fairly, in all material respects, the financial position of the Phoenix-Aberdeen Worldwide Opportunities Fund (the "Fund") at June 30, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
August 6, 1999

PHOENIX-ABERDEEN WORLDWIDE OPPORTUNITIES FUND

101 Munson Street
Greenfield, Massachusetts 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
John F. Sharry, Executive Vice President
Robert S. Driessen, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIAN
Brown Brothers Harriman & Co.
40 Water Street
Boston, Massachusetts 02109

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US
The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574 (option 0)
Investment Strategy Hotline       1-800-243-4361 (option 2)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926

World Wide Web address:
www.phoenixinvestments.com

PHOENIX EQUITY PLANNING CORPORATION
PO Box 2200
Enfield CT 06083-2200

[LOGO]




PRSRT STD
U.S. Postage
PAID
Springfield, MA
Permit No 444


PXP 758 (8/99)

Phoenix Investment Partners

                                                          DECEMBER 31, 1998

Engemann

ANNUAL REPORT

                                                          Phoenix-Engemann
                                                          Growth Fund

                                                          Phoenix-Engemann
                                                          Nifty Fifty Fund

                                                          Phoenix-Engemann
                                                          Balanced Return Fund

                                                          Phoenix-Engemann
                                                          Global Growth Fund

                                                          Phoenix-Engemann
                                                          Small & Mid-Cap
                                                          Growth Fund

                                                          Phoenix-Engemann
                                                          Value 25 Fund

[LOGO]  PHOENIX
        INVESTMENT PARTNERS

TABLE OF CONTENTS

The Growth Fund...........................................................     3
The Nifty Fifty Fund......................................................    12
The Balanced Return Fund..................................................    20
The Global Growth Fund....................................................    29
The Small & Mid-Cap Growth Fund...........................................    40
The Value 25 Fund.........................................................    48
Notes to Financial Statements.............................................    55

             Mutual Funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

MESSAGE FROM THE CHAIRMAN

DEAR FELLOW SHAREHOLDERS:
[PHOTO]
ROGER ENGEMANN

     The year 1998 had a little something for the bears, much more for the bulls, a lot of scary stuff for the press--and, happily, good news for shareholders of the Phoenix-Engemann Funds.

     More details are on the following pages, but here is a performance snapshot. Based on the net asset value (NAV) of Class A Shares, all the funds in the family showed positive returns for the year. Other than the Phoenix-Engemann Value 25 Fund, all the Funds had double-digit gains and surpassed the average fund in their respective categories, based on net asset value.(1) Further, the Phoenix-Engemann Growth, Nifty Fifty and Balanced Return Funds beat the impressive performance of the S&P 500 Index.(2)

     The market in 1998 was both selective and volatile. Selectivity showed up in investors' preference for large growth stocks over value stocks--one reason the Value 25 Fund lagged in its returns. Not only does this Fund emphasize value, it focuses on a narrow range of just 25 stocks. Last year wasn't the year for value. But, like all market phenomena, that is subject to change.

     Last year, small also played second fiddle to large. Small stocks suffered a third quarter that was their third worst quarter since 1979. However, interest rate cuts and waning fears of recession brought a nice fourth-quarter rally to small stocks and to the Phoenix-Engemann Small & Mid-Cap Fund in particular.

     Volatility, the other key feature of 1998, gave us a lot of what we call "white knuckle time." The third quarter was the worst for stock funds since 1990. Then the market turned around abruptly, as it is wont to do, making the fourth quarter the best for stocks since 1987.

     After many placid years, what the market dished out in 1998 might make now a good time to dust off some old, forgotten investment practices. Three of my favorites are: (1) DIVERSIFY, (2) STICK WITH YOUR PLAN, and (3) IGNORE THE HERD.

     DIVERSIFICATION can't cure volatility, yet it can be a great balm for its pain. If you include large-cap, small-cap, growth, balanced, and value funds in your portfolio, you may not earn the peak return of the best one ... but you'll avoid having everything in the one that takes the biggest fall.

     STICK WITH YOUR PLAN is what I refer to as "stay on the train." Decide on your goal, select the investments to get you there, and then muster the courage to hang on through a bumpy ride. Trying to time the market is something even experts seldom do successfully. And if you chase after the current best performer, you're apt to catch it just as it heads in the other direction.

(1) ACCORDING TO LIPPER INC.
(2) THE S&P 500 INDEX, WHICH IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE, RETURNED 28.8% FOR THE YEAR ENDED DECEMBER 31, 1998. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

     IGNORE THE HERD. When the market sinks and headlines rail against the risk of stocks, it's tempting to pull out and tuck your dollars under the mattress. That's when it's time to remind yourself that company fundamentals propel stock prices over the long term. Periodically, investor psychology may be a controlling factor. But attitudes can change. Bull markets can follow bear markets. Investing in stocks for the short term is clearly a risky practice, but history shows us that stocks of solid, profitable companies move up over time.

     Finally, a word about the future. Some analysts say the market can't have another strong year, and it is true that past performance is no guarantee of future performance. However, we see nothing on the horizon we think will impede good progress. Though corporate profits may cool somewhat, we believe there will always be companies with good, solid earnings prospects. And we will do our best to find them and place them in your portfolios.

     Thank you for your confidence and for "staying on the train" through these volatile times.

s Roger Engemann

Roger Engemann
Chairman of the Board and President

JANUARY 15, 1999

PHOENIX-ENGEMANN GROWTH FUND
A DISCUSSION WITH JIM MAIR AND JOHN TILSON, THE PORTFOLIO MANAGERS OF
THE
PHOENIX-ENGEMANN MUTUAL FUNDS

Q: WHAT IS THE FUND'S INVESTMENT OBJECTIVE?

A: The Phoenix-Engemann Growth Fund's objective is to achieve long-term capital appreciation by investing in common stocks with rapidly growing earnings per share. The Fund invests in stocks of various capitalizations.

Q: HOW DID THE FUND PERFORM OVER THE YEAR ENDED DECEMBER 31, 1998?

A: This was an excellent year for the Fund. The NAV for Class A Shares increased 37.4%, surpassing both the 28.8% return of the S&P 500 Index(1) as well as the 22.9% return of the average growth fund in a universe of 980 funds as measured by Lipper Inc. Class B and C shares returned 36.4% for the year. All performance figures assume reinvestment of distributions and exclude the effect of sales charges.

Q: WHAT WERE SOME OF THE FACTORS THAT AFFECTED THE FUND'S PERFORMANCE?

A: There were several key elements responsible for the Fund's outperformance. First, the Fund was overweighted in communication equipment and service companies that are benefiting from the dramatic growth of the Internet. Second, the Fund had solid performance in several retail stocks as these companies experienced a solid domestic economy. Finally, during the market correction in August and October we reduced our exposure to consumer products that we believed would be negatively impacted by weak economies in Asia and Latin America. Subsequently, we used the proceeds from these sales to increase our holdings in financial services companies, which were selling at what we believed to be very compelling valuation levels.

Q: PLEASE DISCUSS SOME OF THE INDIVIDUAL WINNERS IN THE FUND.

A: For the second year in a row America Online was the Fund's best performer. The stock rose nearly six-fold during 1998. Now the Fund's largest position, largely because of price appreciation, the company is riding the Internet boom and is leveraging its dominant franchise into tremendous profit growth. Another way we have been playing the explosive growth of the Internet is through communications equipment companies that are building the infrastructure or backbone of the Internet. Both Cisco and Lucent Technologies are among the leaders in this fast growing area and each stock more than doubled during the year. Other stocks that performed extremely well were MCI WorldCom, Microsoft, and Texas Instruments.

Q: WHAT WERE SOME AREAS THAT PROVED DISAPPOINTING?


A: Consumer staple companies are one area where the Fund has historically invested a large part of its assets. For many years companies such as Gillette and Coca-Cola were able to provide above-average consistent growth. The Asian crisis, however, proved to be a very difficult challenge for these companies. Their growth slowed dramatically and in some cases profits actually declined. Although these companies are excellent franchises and dominate their markets, the near-term outlook for profit growth is uncertain at best. Therefore,

(1) THE S&P 500 INDEX IS AN UNMANAGED, COMMONLY USED MEASURE OF STOCK MARKET TOTAL RETURN PERFORMANCE. THE INDEX IS NOT AVAILABLE FOR DIRECT INVESTMENT.

we trimmed our positions in several of these companies. That being said, one company that performed extremely well, despite its global presence, was McDonald's. After several years of sub-par performance, management implemented a strategy to improve their domestic operations and continue their global expansion--efforts that investors rewarded nicely.

Q: WHAT IS YOUR OUTLOOK FOR 1999?

A: Our outlook has not changed much since we last communicated with you. Despite tremendous volatility in the second half the year, the stock market rebounded vigorously and posted a fourth year of better than 20% gains. Although we do not believe that such levels of returns are sustainable, we are still able to find opportunities we feel have the potential for exceptional growth. More importantly, the investment backdrop remains favorable as inflation is well contained and the U.S. economy continues to grow at a solid pace. As such, we believe that valuations are justifiable, provided companies continue to deliver the earnings. We have positioned the Fund in the companies that we believe have the best earnings prospects and expect will be rewarded over time. In summary, we believe that growth stocks are still a good place to be.

                                                                JANUARY 29, 1999

Phoenix-Engemann Growth Fund
AVERAGE ANNUAL TOTAL RETURNS(1)                          PERIODS ENDING 12/31/98

                                                          INCEPTION    INCEPTION
                              1 YEAR  5 YEARS   10 YEARS TO 12/31/98    DATE
                              ------  -------   -------- -----------   ---------
Class A Shares at NAV(2)      37.41%  19.04%    17.64%      --            --
Class A Shares at POP(3)      30.88   17.88     17.06       --            --
Class B Shares at NAV(2)      36.38    --        --        18.32%       1/3/94
Class B Shares with CDSC(4)   32.53    --        --        18.13        1/3/94
Class C Shares at NAV(2)      36.38    --        --        18.32        1/3/94
Class C Shares with CDSC(4)   36.38    --        --        18.32        1/3/94

(1) Total returns are historical and include changes in share price and the reinvestment of both dividends and capital gains distributions.
(2) "NAV" (Net Asset Value) total returns do not include the effect of any sales charge.
(3) "POP" (Public Offering Price) total returns include the effect of the maximum front-end 4.75% sales charge. Prior to 1/20/98, the maximum front-end sales charge was 5.5%.
(4) CDSC (Contingent Deferred Sales Charge) is applied to redemptions of certain classes of shares that do not have a sales charge applied at the time of purchase. CDSC charges for B shares decline from 5% to 0% over a five year period. CDSC charges for C shares are 1% in the first year and 0% thereafter.
(5) This chart illustrates POP returns on Class A Shares for ten years. Returns on Class B and Class C Shares will vary due to differing sales charges.
(6) The S&P 500 Index is an unmanaged, commonly used measure of stock market total return performance. The Index's performance does not reflect sales charges. All returns represent past performance which may not be indicative of future performance. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

GROWTH OF $10,000                                           PERIODS ENDING 12/31

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                      PHOENIX-ENGEMANN             S&P
                      GROWTH FUND                  500
                      CLASS A(5)                   INDEX(6)
12/30/88              $ 9,525.00    12/31/88       $10,000.00
12/29/89              $13,119.02    12/31/89       $13,143.49
12/31/90              $12,522.67    12/31/90       $12,723.63
12/31/91              $21,017.31    12/31/91       $16,609.89
12/31/92              $21,488.47    12/31/92       $17,887.30
12/31/93              $20,227.25    12/31/93       $19,676.05
12/30/94              $19,468.73    12/31/94       $19,936.37
12/29/95              $24,755.99    12/31/95       $27,413.96
12/31/96              $30,324.36    12/31/96       $33,787.07
12/31/97              $35,187.14    12/31/97       $45,063.71
12/31/98              $48,352.00    12/31/98       $58,022.00

This Growth of $10,000 chart assumes an initial investment of $10,000 made on 123188 in Class A shares and reflects the maximum sales charge of 4.75% on the initial investment. Performance assumes dividends and capital gains are reinvested. The performance of other share classes will be greater or less than that shown based on differences in inception dates, fees and sales charges.

SECTOR WEIGHTINGS                                                       12/31/98
As a percentage of equity holdings

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Technology                       40%
Consumer Cyclicals                17
Financials                        15
Health-Care                       11
Consumer Staples                   7
Communication Services             6
Capital Goods                      3

Phoenix-Engemann Growth Fund

TEN LARGEST HOLDINGS AT DECEMBER 31, 1998
(AS A PERCENTAGE OF TOTAL NET ASSETS)

 1.  America Online, Inc.                                                          5.9%
     MAJOR PROVIDER OF ONLINE SERVICES TO CONSUMERS
 2.  MCI WorldCom, Inc.                                                            5.6%
     COMPREHENSIVE TELECOMMUNICATIONS SERVICE PROVIDER
 3.  Cisco Systems, Inc.                                                           5.1%
     LEADING PRODUCER OF SWITCHES AND ROUTERS FOR INTERNETWORKING
 4.  Lucent Technologies, Inc.                                                     4.9%
     LEADING SUPPLIER OF TELECOMMUNICATIONS EQUIPMENT
 5.  Medtronic, Inc.                                                               4.8%
     LEADING PRODUCER OF IMPLANTABLE CARDIAC DEVICES
 6.  Microsoft Corp.                                                               4.6%
     WORLD'S LEADING COMPUTER SOFTWARE COMPANY
 7.  Texas Instruments, Inc.                                                       4.0%
     LEADING SUPPLIER OF DIGITAL SIGNAL PROCESSORS FOR THE COMMUNICATION MARKET
 8.  Home Depot, Inc. (The)                                                        4.0%
     LEADING HOME IMPROVEMENT RETAILER
 9.  Pfizer, Inc.                                                                  4.0%
     PRODUCES AND DISTRIBUTES PROPRIETARY HEALTH-RELATED ITEMS
10.  General Electric Co.                                                          3.2%

                        INVESTMENTS AT DECEMBER 31, 1998

                                                      SHARES        VALUE
                                                     --------   -------------
COMMON STOCKS--98.9%

AIR FREIGHT--1.1%
FDX Corp.(b)............................               68,000   $   6,052,000
BANKS (MAJOR REGIONAL)--1.8%
Wells Fargo & Co........................              247,700       9,892,519

BEVERAGES (NON-ALCOHOLIC)--1.2%
Coca-Cola Co. (The).....................               97,900       6,547,062
CHEMICALS (DIVERSIFIED)--0.2%
Monsanto Co.............................               25,000       1,187,500
COMMUNICATIONS EQUIPMENT--7.1%
Lucent Technologies, Inc................              243,000      26,730,000
Tellabs, Inc.(b)........................              170,550      11,693,334
                                                                -------------
                                                                   38,423,334
                                                                -------------

COMPUTERS (HARDWARE)--3.0%
Compaq Computer Corp....................              135,000       5,661,562
Dell Computer Corp.(b)..................              141,000      10,319,437
                                                                -------------
                                                                   15,980,999
                                                                -------------

COMPUTERS (NETWORKING)--5.1%
Cisco Systems, Inc.(b)..................              296,112      27,482,895

COMPUTERS (PERIPHERALS)--2.1%
EMC Corp.(b)............................              132,000      11,220,000

COMPUTERS (SOFTWARE & SERVICES)--15.2%
America Online, Inc.(b).................              200,000      32,000,000
At Home Corp.(b)........................               65,000       4,826,250
BMC Software, Inc.(b)...................              185,000       8,244,062

                                                      SHARES        VALUE
                                                     --------   -------------
COMPUTERS (SOFTWARE & SERVICES)--CONTINUED
Compuware Corp.(b)......................              156,000   $  12,187,500
Microsoft Corp.(b)......................              181,300      25,144,044
                                                                -------------
                                                                   82,401,856
                                                                -------------

CONSUMER FINANCE--1.6%
MBNA Corp...............................              340,450       8,489,972

ELECTRICAL EQUIPMENT--3.2%
General Electric Co.....................              170,000      17,350,625

ELECTRONICS (SEMICONDUCTORS)--6.8%
Intel Corp..............................              126,400      14,986,300
Texas Instruments, Inc..................              254,600      21,784,212
                                                                -------------
                                                                   36,770,512
                                                                -------------

ENTERTAINMENT--0.9%
Walt Disney Co. (The)...................              163,850       4,915,500

FINANCIAL (DIVERSIFIED)--6.6%
American Express Co.....................               92,000       9,407,000
Citigroup, Inc..........................              220,000      10,890,000
Freddie Mac.............................              239,150      15,410,228
                                                                -------------
                                                                   35,707,228
                                                                -------------

HEALTH CARE (DIVERSIFIED)--0.8%
Johnson & Johnson.......................               54,200       4,546,025

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--5.7%
Merck & Co., Inc........................               64,100       9,466,769
Pfizer, Inc.............................              170,600      21,399,638
                                                                -------------
                                                                   30,866,407
                                                                -------------

6                      See Notes to Financial Statements

Phoenix-Engemann Growth Fund

                                                      SHARES        VALUE
                                                     --------   -------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--4.8%
Medtronic, Inc..........................              350,100   $  25,994,925
INSURANCE (MULTI-LINE)--1.8%
American International Group, Inc.......              102,500       9,904,063
INVESTMENT BANKING/BROKERAGE--2.1%
Merrill Lynch & Co., Inc................              174,000      11,614,500

INVESTMENT MANAGEMENT--0.6%
Price (T. Rowe) Associates, Inc.........               93,400       3,198,950

LEISURE TIME (PRODUCTS)--1.0%
Harley-Davidson, Inc....................              116,000       5,495,500

LODGING-HOTELS--1.9%
Carnival Corp...........................              215,500      10,344,000

PERSONAL CARE--1.9%
Gillette Co.............................              216,300      10,449,994
RESTAURANTS--1.3%
McDonald's Corp.........................               95,000       7,279,375
RETAIL (BUILDING SUPPLIES)--4.0%
Home Depot, Inc. (The)..................              350,000      21,415,625

RETAIL (DEPARTMENT STORES)--1.6%
Kohl's Corp.(b).........................              142,700       8,767,131
RETAIL (DRUG STORES)--0.9%
Walgreen Co.............................               84,000       4,919,250

RETAIL (GENERAL MERCHANDISE)--1.0%
Dayton Hudson Corp......................              100,000       5,425,000

                                                      SHARES        VALUE
                                                     --------   -------------
RETAIL (SPECIALTY)--1.7%
Republic Industries, Inc. (b)...........              270,000   $   3,982,500
Staples, Inc.(b)........................              125,000       5,460,938
                                                                -------------
                                                                    9,443,438
                                                                -------------

SERVICES (ADVERTISING/MARKETING)--1.3%
Interpublic Group of Companies, Inc.
(The)...................................               85,750       6,838,563

SERVICES (COMMERCIAL & CONSUMER)--2.9%
Cendant Corp.(b)........................              832,333      15,866,348

SERVICES (PAYROLL PROCESSING)--1.3%
Paychex, Inc............................              135,975       6,994,214

TELECOMMUNICATIONS (LONG DISTANCE)--5.6%
MCI WorldCom, Inc.(b)...................              420,600      30,178,050

TOBACCO--0.8%
Philip Morris Companies, Inc............               82,450       4,411,075
- -----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $265,361,571)                                    536,374,435
- -----------------------------------------------------------------------------

TOTAL INVESTMENTS--98.9%
(IDENTIFIED COST $265,361,571)                                     536,374,435(a)
Cash and receivables, less liabilities--1.1%                         5,337,261
                                                                --------------
NET ASSETS--100.0%                                              $  541,711,696
                                                                --------------
                                                                --------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $271,214,995 and gross depreciation of $1,710,258 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $266,869,698.
(b)  Non-income producing.

                       See Notes to Financial Statements                       7

Phoenix-Engemann Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS
Investment securities at value
  (Identified cost $265,361,571)                              $  536,374,435
Cash                                                               6,886,252
Receivables
  Fund shares sold                                                   292,021
  Dividends and interest                                             203,502
                                                              --------------
    Total assets                                                 543,756,210
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                            975,014
  Distribution fee                                                   452,276
  Investment advisory fee                                            351,482
  Administration fee                                                 221,926
  Trustees' fee                                                        5,210
Accrued expenses                                                      38,606
                                                              --------------
    Total liabilities                                              2,044,514
                                                              --------------
NET ASSETS                                                    $  541,711,696
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  213,641,486
Accumulated net realized gain                                     57,057,346
Net unrealized appreciation                                      271,012,864
                                                              --------------
NET ASSETS                                                    $  541,711,696
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $441,146,043)               16,448,639
Net asset value per share                                             $26.82
Offering price per share $26.82/(1-4.75%)                             $28.16
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $65,986,007)                 2,589,052
Net asset value and offering price per share                          $25.49
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $34,579,646)                 1,356,769
Net asset value and offering price per share                          $25.49

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
Dividends                                                     $   3,651,796
Interest                                                            458,470
Foreign taxes withheld                                              (10,662)
                                                              -------------
    Total investment income                                       4,099,604
                                                              -------------
EXPENSES
Investment advisory fee                                           3,841,502
Distribution fee, Class A                                           965,685
Distribution fee, Class B                                           573,110
Distribution fee, Class C                                           302,676
Distribution fee, Class M                                               427
Administration                                                    2,419,689
Professional                                                         41,369
Trustees                                                             14,667
                                                              -------------
    Total expenses                                                8,159,125
                                                              -------------
NET INVESTMENT LOSS                                              (4,059,521)
                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                  77,374,130
Net realized loss on foreign currency transactions                  (11,008)
Net change in unrealized appreciation (depreciation) on
  investments                                                    80,943,604
                                                              -------------
NET GAIN ON INVESTMENTS                                         158,306,726
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ 154,247,205
                                                              -------------
                                                              -------------

8                      See Notes to Financial Statements

Phoenix-Engemann Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                           Year Ended
                                                            12/31/97
                                           Year Ended      (Rounded to
                                            12/31/98       thousands)
                                          -------------   -------------
FROM OPERATIONS
  Net investment income (loss)            $  (4,059,521)  $  (4,678,000)
  Net realized gain (loss)                   77,363,122      95,837,000
  Net change in unrealized appreciation
    (depreciation)                           80,943,604     (18,157,000)
                                          -------------   -------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                              154,247,205      73,002,000
                                          -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A               (19,191,036)    (74,825,000)
  Net realized gains, Class B                (3,003,744)    (10,906,000)
  Net realized gains, Class C                (1,570,635)     (5,880,000)
                                          -------------   -------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (23,765,415)    (91,611,000)
                                          -------------   -------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (554,463
    and 419,000 shares, respectively)        12,769,077       9,864,000
  Net asset value of shares issued from
    reinvestment of distributions
    (665,077 and 3,374,000 shares,
    respectively)                            17,245,429      66,573,000
  Cost of shares repurchased (3,536,921
    and 4,478,000 shares, respectively)     (79,785,149)   (106,146,000)
                                          -------------   -------------
Total                                       (49,770,643)    (29,709,000)
                                          -------------   -------------
CLASS B
  Proceeds from sales of shares (245,967
    and 284,000 shares, respectively)         5,372,379       6,477,000
  Net asset value of shares issued from
    reinvestment of distributions
    (110,700 and 529,000 shares,
    respectively)                             2,728,756      10,026,000
  Cost of shares repurchased (534,746
    and 357,000 shares, respectively)       (11,527,013)     (8,373,000)
                                          -------------   -------------
Total                                        (3,425,878)      8,130,000
                                          -------------   -------------
CLASS C
  Proceeds from sales of shares (164,645
    and 187,000 shares, respectively)         3,582,593       4,261,000
  Net asset value of shares issued from
    reinvestment of distributions
    (58,568 and 284,000 shares,
    respectively)                             1,443,709       5,374,000
  Cost of shares repurchased (356,278
    and 254,000 shares, respectively)        (7,561,830)     (5,945,000)
                                          -------------   -------------
Total                                        (2,535,528)      3,690,000
                                          -------------   -------------
CLASS M
  Proceeds from sales of shares (4,866
    and 0 shares, respectively)                 100,100              --
  Cost of shares repurchased (4,866 and
    0 shares, respectively)                    (108,609)             --
                                          -------------   -------------
Total                                            (8,509)             --
                                          -------------   -------------
  DECREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                            (55,740,558)    (17,889,000)
                                          -------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS      74,741,232     (36,498,000)
NET ASSETS
  Beginning of period                       466,970,464     503,468,000
                                          -------------   -------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME OF
    $0 AND $0, RESPECTIVELY]              $ 541,711,696   $ 466,970,000
                                          -------------   -------------
                                          -------------   -------------

                       See Notes to Financial Statements                       9

Phoenix-Engemann Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                   CLASS A
                                     -------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                     -------------------------------------------------------------------
                                         1998          1997            1996            1995         1994
Net asset value, beginning of
  period                             $  20.43      $  21.94        $  19.28        $  15.40     $  16.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)          (0.16)(1)     (0.16)(1)(2)    (0.14)(1)(3)    (0.06)(1)    (0.03)(1)
  Net realized and unrealized gain
    (loss)                               7.76          3.51            4.47            4.24        (0.57)
                                     --------      --------        --------        --------     --------
      TOTAL FROM INVESTMENT
        OPERATIONS                       7.60          3.35            4.33            4.18        (0.60)
                                     --------      --------        --------        --------     --------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                 --            --              --              --           --
  Dividends from net realized gains     (1.21)        (4.86)          (1.67)          (0.30)          --
                                     --------      --------        --------        --------     --------
      TOTAL DISTRIBUTIONS               (1.21)        (4.86)          (1.67)          (0.30)          --
                                     --------      --------        --------        --------     --------
Change in net asset value                6.39         (1.51)           2.66            3.88        (0.60)
                                     --------      --------        --------        --------     --------
NET ASSET VALUE, END OF PERIOD       $  26.82      $  20.43        $  21.94        $  19.28     $  15.40
                                     --------      --------        --------        --------     --------
                                     --------      --------        --------        --------     --------
Total return(4)                         37.41%        16.04%(2)       22.49%(3)       27.16%       (3.75)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                        $441,146      $383,481        $426,785        $415,416     $391,831

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                     1.58%          1.6%(2)         1.6%(3)         1.6%         1.6%
  Net investment income (loss)          (0.72)%        (0.7)%(2)       (0.6)%(3)       (0.3)%       (0.2)%
Portfolio turnover                        119%         70.6%           70.1%           65.9%        53.8%

                                                                   CLASS B
                                     -------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                     -------------------------------------------------------------------
                                         1998          1997            1996            1995      1994(5)
Net asset value, beginning of
  period                             $  19.61      $  21.40        $  18.99        $  15.28     $  15.89
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)          (0.32)(1)     (0.34)(1)(2)    (0.31)(1)(3)    (0.20)(1)    (0.14)(1)
  Net realized and unrealized gain
    (loss)                               7.41          3.41            4.39            4.21        (0.47)
                                     --------      --------        --------        --------     --------
      TOTAL FROM INVESTMENT
        OPERATIONS                       7.09          3.07            4.08            4.01        (0.61)
                                     --------      --------        --------        --------     --------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                 --            --              --              --           --
  Dividends from net realized gains     (1.21)        (4.86)          (1.67)          (0.30)          --
                                     --------      --------        --------        --------     --------
      TOTAL DISTRIBUTIONS               (1.21)        (4.86)          (1.67)          (0.30)          --
                                     --------      --------        --------        --------     --------
Change in net asset value                5.88         (1.79)           2.41            3.71        (0.61)
                                     --------      --------        --------        --------     --------
NET ASSET VALUE, END OF PERIOD       $  25.49      $  19.61        $  21.40        $  18.99     $  15.28
                                     --------      --------        --------        --------     --------
                                     --------      --------        --------        --------     --------
Total return(4)                         36.38%        15.13%(2)       21.52%(3)       26.26%       (3.84)%

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (thousands)                       $65,986       $54,267         $49,444         $34,786      $11,349

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                     2.33%          2.4%(2)         2.3%(3)         2.4%         2.3%
  Net investment income (loss)          (1.47)%        (1.5)%(2)       (1.5)%(3)       (1.1)%       (1.0)%
Portfolio turnover                        119%         70.6%           70.1%           65.9%        53.8%

10                     See Notes to Financial Statements

Phoenix-Engemann Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                   CLASS C
                                     -------------------------------------------------------------------
                                                           YEAR ENDED DECEMBER 31,
                                     -------------------------------------------------------------------
                                         1998          1997            1996            1995      1994(5)
Net asset value, beginning of
  period                             $  19.61      $  21.40        $  18.99        $  15.28     $  15.89
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)          (0.32)(1)     (0.34)(1)(2)    (0.31)(1)(3)    (0.20)(1)    (0.14)(1)
  Net realized and unrealized gain
    (loss)                               7.41          3.41            4.39            4.21        (0.47)
                                     --------      --------        --------        --------     --------
      TOTAL FROM INVESTMENT
        OPERATIONS                       7.09          3.07            4.08            4.01        (0.61)
                                     --------      --------        --------        --------     --------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                 --            --              --              --           --
  Dividends from net realized gains     (1.21)        (4.86)          (1.67)          (0.30)          --
                                     --------      --------        --------        --------     --------
      TOTAL DISTRIBUTIONS               (1.21)        (4.86)          (1.67)          (0.30)          --
                                     --------      --------        --------        --------     --------
Change in net asset value                5.88         (1.79)           2.41            3.71        (0.61)
                                     --------      --------        --------        --------     --------
NET ASSET VALUE, END OF PERIOD       $  25.49      $  19.61        $  21.40        $  18.99     $  15.28
                                     --------      --------        --------        --------     --------
                                     --------      --------        --------        --------     --------
Total return(4)                         36.38%        15.13%(2)       21.52%(3)       26.26%       (3.84)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                         $34,580       $29,222         $27,239         $20,497       $6,136

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                     2.33%          2.4%(2)         2.3%(3)         2.4%         2.3%
  Net investment income (loss)          (1.47)%        (1.5)%(2)       (1.5)%(3)       (1.1)%       (1.0)%
Portfolio turnover                        119%         70.6%           70.1%           65.9%        53.8%

     The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Growth Fund. Such information is based on the Fund's audited financial statements for the years presented.
(1)  Computed using average shares outstanding.
(2) These amounts reflect the impact of a waiver of administration fees of $18,196. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would not have changed.
(3) These amounts reflect the impact of a waiver of administration fees of $30,000. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $(.14), $(.31) and $(.31), respectively, 22.49%, 21.52% and 21.52%, respectively, 1.6%, 2.4%
     and 2.4%, respectively, and (0.7)%, (1.5)% and (1.5)%, respectively.
(4) Total return measures the change in the value of an investment during each of the years presented and does not include the impact of paying any applicable front- end or contingent deferred sales charge.
(5)  Inception date for Class B and Class C is January 3, 1994.

                       See Notes to Financial Statements                      11

                        INVESTMENTS AT DECEMBER 31, 1998

                                                      SHARES        VALUE
                                                     --------   -------------
COMMON STOCKS--99.4%

BANKS (MAJOR REGIONAL)--3.3%
State Street Corp.......................               25,000   $   1,739,062
Wells Fargo & Co........................              269,400      10,759,162
                                                                -------------
                                                                   12,498,224
                                                                -------------
BEVERAGES (NON-ALCOHOLIC)--2.2%
Coca-Cola Co. (The).....................               87,850       5,874,969
PepsiCo, Inc............................               62,000       2,538,125
                                                                -------------
                                                                    8,413,094
                                                                -------------
CHEMICALS (DIVERSIFIED)--0.5%
Monsanto Co.............................               40,000       1,900,000
COMMUNICATIONS EQUIPMENT--5.9%
Lucent Technologies, Inc................              130,000      14,300,000
Tellabs, Inc.(b)........................              120,000       8,227,500
                                                                -------------
                                                                   22,527,500
                                                                -------------
COMPUTERS (HARDWARE)--3.7%
Compaq Computer Corp....................              198,200       8,312,012
Dell Computer Corp.(b)..................               80,000       5,855,000
                                                                -------------
                                                                   14,167,012
                                                                -------------

COMPUTERS (NETWORKING)--3.6%
Cisco Systems, Inc.(b)..................              147,937      13,730,403

COMPUTERS (PERIPHERALS)--3.8%
EMC Corp.(b)............................              170,000      14,450,000

                                                      SHARES        VALUE
                                                     --------   -------------
COMPUTERS (SOFTWARE & SERVICES)--7.9%
BMC Software, Inc.(b)...................              180,000   $   8,021,250
Compuware Corp.(b)......................               57,000       4,453,125
Microsoft Corp.(b)......................               84,400      11,705,225
Oracle Corp.(b).........................              137,550       5,931,844
                                                                -------------
                                                                   30,111,444
                                                                -------------

CONSUMER FINANCE--0.5%
MBNA Corp...............................               75,000       1,870,312

ELECTRICAL EQUIPMENT--3.1%
General Electric Co.....................              115,000      11,737,187

ELECTRONICS (SEMICONDUCTORS)--6.9%
Intel Corp..............................              111,500      13,219,719
Texas Instruments, Inc..................              154,000      13,176,625
                                                                -------------
                                                                   26,396,344
                                                                -------------

ENTERTAINMENT--0.9%
Walt Disney Co. (The)...................              111,600       3,348,000

FINANCIAL (DIVERSIFIED)--7.7%
American Express Co.....................               66,000       6,748,500
Citigroup, Inc..........................              150,000       7,425,000
Freddie Mac.............................              168,250      10,841,609
Morgan Stanley, Dean Witter & Co........               60,000       4,260,000
                                                                -------------
                                                                   29,275,109
                                                                -------------

HEALTH CARE (DIVERSIFIED)--2.5%
American Home Products Corp.............               65,000       3,660,313
Johnson & Johnson.......................               68,000       5,703,500
                                                                -------------
                                                                    9,363,813
                                                                -------------

14                     See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                                                      SHARES        VALUE
                                                     --------   -------------
HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--6.9%
Merck & Co., Inc........................               56,300   $   8,314,806
Pfizer, Inc.............................              121,950      15,297,103
Schering-Plough Corp....................               50,000       2,762,500
                                                                -------------
                                                                   26,374,409
                                                                -------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--4.2%
Medtronic, Inc..........................              216,300      16,060,275

HOUSEHOLD PRODUCTS (NON-DURABLES)--1.6%
Colgate-Palmolive Co....................               65,600       6,092,600

INSURANCE (MULTI-LINE)--2.0%
American International Group, Inc.......               77,000       7,440,125

INVESTMENT BANKING/BROKERAGE--2.0%
Merrill Lynch & Co., Inc................              116,000       7,743,000

INVESTMENT MANAGEMENT--1.1%
Franklin Resources, Inc.................               90,400       2,892,800
Price (T. Rowe) Associates, Inc.........               40,000       1,370,000
                                                                -------------
                                                                    4,262,800
                                                                -------------

LODGING-HOTELS--2.7%
Carnival Corp...........................              214,700      10,305,600

MANUFACTURING (DIVERSIFIED)--0.6%
Tyco International Ltd..................                  365          27,541
United Technologies Corp................               20,000       2,175,000
                                                                -------------
                                                                    2,202,541
                                                                -------------
PERSONAL CARE--2.4%
Gillette Co.............................              190,600       9,208,363

RESTAURANTS--2.0%
McDonald's Corp.........................              101,000       7,739,125
RETAIL (BUILDING SUPPLIES)--3.4%
Home Depot, Inc. (The)..................              130,000       7,954,375

                                                      SHARES        VALUE
                                                     --------   -------------
RETAIL (BUILDING SUPPLIES)--CONTINUED
Lowe's Companies, Inc...................              100,300   $   5,134,106
                                                                -------------
                                                                   13,088,481
                                                                -------------

RETAIL (DEPARTMENT STORES)--0.7%
Kohl's Corp.(b).........................               40,000       2,457,500

RETAIL (DRUG STORES)--1.5%
Walgreen Co.............................               95,000       5,563,438

RETAIL (GENERAL MERCHANDISE)--2.1%
Dayton Hudson Corp......................              145,000       7,866,250

RETAIL (SPECIALTY)--1.0%
Staples, Inc.(b)........................               82,500       3,604,219

SERVICES (ADVERTISING/MARKETING)--1.3%
Interpublic Group of Companies, Inc.
(The)...................................               60,000       4,785,000

SERVICES (COMMERCIAL & CONSUMER)--3.4%
Cendant Corp.(b)........................              677,000      12,905,313

SERVICES (DATA PROCESSING)--0.5%
Automatic Data Processing, Inc..........               25,000       2,004,688

TELECOMMUNICATIONS (LONG DISTANCE)--5.9%
MCI WorldCom, Inc.(b)...................              315,000      22,601,250

TOBACCO--1.6%
Philip Morris Companies, Inc............              110,650       5,919,775
- -----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $198,933,779)                                    378,013,194
- -----------------------------------------------------------------------------

TOTAL INVESTMENTS --99.4%
(IDENTIFIED COST $198,933,779)                                     378,013,194(a)
Cash and receivables, less liabilities--0.6%                         2,436,072
                                                                --------------
NET ASSETS--100.0%                                              $  380,449,266
                                                                --------------
                                                                --------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $178,052,473 and gross depreciation of $2,319,680 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $202,280,401.
(b)  Non-income producing.

                       See Notes to Financial Statements                      15

Phoenix-Engemann Nifty Fifty Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS
Investment securities at value
  (Identified cost $198,933,779)                              $378,013,194
Cash                                                             2,897,862
Receivables
  Fund shares sold                                                 605,483
  Dividends and interest                                           167,239
                                                              ------------
    Total assets                                               381,683,778
                                                              ------------
LIABILITIES
Payables
  Fund shares repurchased                                          341,177
  Distribution fee                                                 446,038
  Investment advisory fee                                          250,368
  Administration fee                                               158,073
  Trustees' fee                                                      1,784
Accrued expenses                                                    37,072
                                                              ------------
    Total liabilities                                            1,234,512
                                                              ------------
NET ASSETS                                                    $380,449,266
                                                              ------------
                                                              ------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $184,321,838
Accumulated net realized gain                                   17,048,013
Net unrealized appreciation                                    179,079,415
                                                              ------------
NET ASSETS                                                    $380,449,266
                                                              ------------
                                                              ------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $235,064,848)              6,057,862
Net asset value per share                                           $38.80
Offering price per share $38.80/(1-4.75%)                           $40.73
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $96,983,082)               2,606,496
Net asset value and offering price per share                        $37.21
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $48,401,336)               1,300,849
Net asset value and offering price per share                        $37.21

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
Dividends                                                     $  2,870,327
Interest                                                           320,928
Foreign taxes withheld                                              (8,352)
                                                              ------------
    Total investment income                                      3,182,903
                                                              ------------
EXPENSES
Investment advisory fee                                          2,617,212
Distribution fee, Class A                                          499,686
Distribution fee, Class B                                          790,426
Distribution fee, Class C                                          418,993
Distribution fee, Class M                                              429
Administration                                                   1,654,508
Professional                                                        39,187
Trustees                                                            14,667
                                                              ------------
    Total expenses                                               6,035,108
                                                              ------------
NET INVESTMENT LOSS                                             (2,852,205)
                                                              ------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                 24,005,577
Net change in unrealized appreciation (depreciation) on
  investments                                                   76,678,083
                                                              ------------
NET GAIN ON INVESTMENTS                                        100,683,660
                                                              ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $ 97,831,455
                                                              ------------
                                                              ------------

16                     See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                           Year Ended
                                                            12/31/97
                                           Year Ended      (Rounded to
                                            12/31/98       thousands)
                                          -------------   -------------
FROM OPERATIONS
  Net investment income (loss)            $  (2,852,205)  $  (2,495,000)
  Net realized gain (loss)                   24,005,577      23,555,000
  Net change in unrealized appreciation
    (depreciation)                           76,678,083      21,916,000
                                          -------------   -------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                               97,831,455      42,976,000
                                          -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A                (3,938,869)    (13,104,000)
  Net realized gains, Class B                (1,688,560)     (5,183,000)
  Net realized gains, Class C                  (844,698)     (3,031,000)
                                          -------------   -------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS            (6,472,127)    (21,318,000)
                                          -------------   -------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (1,393,163 and 1,403,000 shares,
    respectively)                            45,389,712      42,888,000
  Net asset value of shares issued from
    reinvestment of distributions
    (94,125 and 417,000 shares,
    respectively)                             3,589,938      11,853,000
  Cost of shares repurchased (1,467,112
    and 1,272,000 shares, respectively)     (47,556,423)    (38,417,000)
                                          -------------   -------------
Total                                         1,423,227      16,324,000
                                          -------------   -------------
CLASS B
  Proceeds from sales of shares (498,534
    and 681,000 shares, respectively)        15,592,450      19,549,000
  Net asset value of shares issued from
    reinvestment of distributions
    (40,281 and 166,000 shares,
    respectively)                             1,473,476       4,576,000
  Cost of shares repurchased (341,912
    and 259,000 shares, respectively)       (10,575,072)     (7,706,000)
                                          -------------   -------------
Total                                         6,490,854      16,419,000
                                          -------------   -------------
CLASS C
  Proceeds from sales of shares (213,942
    and 551,000 shares, respectively)         6,658,822      15,687,000
  Net asset value of shares issued from
    reinvestment of distributions
    (20,953 and 101,000 shares,
    respectively)                               766,453       2,780,000
  Cost of shares repurchased (342,357
    and 252,000 shares, respectively)       (10,440,823)     (7,370,000)
                                          -------------   -------------
Total                                        (3,015,548)     11,097,000
                                          -------------   -------------
CLASS M
  Proceeds from sales of shares (3,392
    and 0 shares, respectively)                 100,100              --
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 0 shares, respectively)                   --              --
  Cost of shares repurchased (3,392 and
    0 shares, respectively)                    (111,184)             --
                                          -------------   -------------
Total                                           (11,084)             --
                                          -------------   -------------
  INCREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                              4,887,449      43,840,000
                                          -------------   -------------
  NET INCREASE IN NET ASSETS                 96,246,777      65,498,000
NET ASSETS
  Beginning of period                       284,202,489     218,704,000
                                          -------------   -------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME OF
    $0 AND $0, RESPECTIVELY]              $ 380,449,266   $ 284,202,000
                                          -------------   -------------
                                          -------------   -------------

                       See Notes to Financial Statements                      17

Phoenix-Engemann Nifty Fifty Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                    CLASS A
                                      -------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31
                                      -------------------------------------------------------------------
                                          1998          1997            1996            1995         1994
Net asset value, beginning of period  $  29.21      $  26.50        $  22.18        $  17.30     $  17.12
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)           (0.20)(1)     (0.20)(1)(2)    (0.12)(1)(3)    (0.05)(1)    (0.03)(1)
  Net realized and unrealized gain
    (loss)                               10.45          5.23            6.00            4.93         0.21
                                      --------      --------        --------        --------     --------
      TOTAL FROM INVESTMENT
        OPERATIONS                       10.25          5.03            5.88            4.88         0.18
                                      --------      --------        --------        --------     --------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  --            --              --              --           --
  Dividends from net realized gains      (0.66)        (2.32)          (1.56)             --           --
                                      --------      --------        --------        --------     --------
      TOTAL DISTRIBUTIONS                (0.66)        (2.32)          (1.56)             --           --
                                      --------      --------        --------        --------     --------
Change in net asset value                 9.59          2.71            4.32            4.88         0.18
                                      --------      --------        --------        --------     --------
NET ASSET VALUE, END OF PERIOD        $  38.80      $  29.21        $  26.50        $  22.18     $  17.30
                                      --------      --------        --------        --------     --------
                                      --------      --------        --------        --------     --------
Total return(4)                          35.13%        19.23%(2)       26.53%(3)       28.21%        1.05%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                         $235,065      $176,378        $145,469        $122,322     $100,596
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                      1.60%          1.6%(2)         1.7%(3)         1.9%         1.9%
  Net investment income (loss)           (0.61)%        (0.7)%(2)       (0.4)%(3)       (0.3)%       (0.2)%
Portfolio turnover                          92%         68.8%           41.9%           26.5%        23.2%

                                                                    CLASS B
                                      -------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31
                                      -------------------------------------------------------------------
                                          1998          1997            1996            1995      1994(5)
Net asset value, beginning of period  $  28.24      $  25.88        $  21.85        $  17.17     $  17.02
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)           (0.43)(1)     (0.42)(1)(2)    (0.30)(1)(3)    (0.21)(1)    (0.14)(1)
  Net realized and unrealized gain
    (loss)                               10.06          5.10            5.89            4.89         0.29
                                      --------      --------        --------        --------     --------
      TOTAL FROM INVESTMENT
        OPERATIONS                        9.63          4.68            5.59            4.68         0.15
                                      --------      --------        --------        --------     --------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  --            --              --              --           --
  Dividends from net realized gains      (0.66)        (2.32)          (1.56)             --           --
                                      --------      --------        --------        --------     --------
      TOTAL DISTRIBUTIONS                (0.66)        (2.32)          (1.56)             --           --
                                      --------      --------        --------        --------     --------
Change in net asset value                 8.97          2.36            4.03            4.68         0.15
                                      --------      --------        --------        --------     --------
NET ASSET VALUE, END OF PERIOD        $  37.21      $  28.24        $  25.88        $  21.85     $  17.17
                                      --------      --------        --------        --------     --------
                                      --------      --------        --------        --------     --------
Total return(4)                          34.14%        18.33%(2)       25.60%(3)       27.26%        0.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                          $96,983       $68,051         $47,143         $27,462       $6,722
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                      2.35%          2.4%(2)         2.5%(3)         2.6%         2.6%
  Net investment income (loss)           (1.35)%        (1.4)%(2)       (1.2)%(3)       (1.0)%       (0.9)%
Portfolio turnover                          92%         68.8%           41.9%           26.5%        23.2%

18                     See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                    CLASS C
                                      -------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31
                                      -------------------------------------------------------------------
                                          1998          1997            1996            1995      1994(5)
Net asset value, beginning of period  $  28.24      $  25.88        $  21.85        $  17.17     $  17.02
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)           (0.43)(1)     (0.42)(1)(2)    (0.30)(1)(3)    (0.21)(1)    (0.15)(1)
  Net realized and unrealized gain
    (loss)                               10.06          5.10            5.89            4.89         0.30
                                      --------      --------        --------        --------     --------
      TOTAL FROM INVESTMENT
        OPERATIONS                        9.63          4.68            5.59            4.68         0.15
                                      --------      --------        --------        --------     --------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                                  --            --              --              --           --
  Dividends from net realized gains      (0.66)        (2.32)          (1.56)             --           --
                                      --------      --------        --------        --------     --------
      TOTAL DISTRIBUTIONS                (0.66)        (2.32)          (1.56)             --           --
                                      --------      --------        --------        --------     --------
Change in net asset value                 8.97          2.36            4.03            4.68         0.15
                                      --------      --------        --------        --------     --------
NET ASSET VALUE, END OF PERIOD        $  37.21      $  28.24        $  25.88        $  21.85     $  17.17
                                      --------      --------        --------        --------     --------
                                      --------      --------        --------        --------     --------
Total return(4)                          34.14%        18.33%(2)       25.60%(3)       27.26%        0.88%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                          $48,401       $39,773         $26,092         $15,105       $4,283
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                      2.35%          2.4%(2)         2.5%(3)         2.6%         2.6%
  Net investment income (loss)           (1.35)%        (1.4)%(2)       (1.2)%(3)       (1.0)%       (0.9)%
Portfolio turnover                          92%         68.8%           41.9%           26.5%        23.2%

     The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Nifty Fifty Fund. Such information is based on the Fund's audited financial statements for the years presented.
(1)  Computed using average shares outstanding.
(2) These amounts reflect the impact of a waiver of administration fees of $42,459. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $(.20), $(.42) and $(.42), respectively, 19.23%, 18.33% and 18.33%, respectively, 1.6%, 2.4%
     and 2.4%, respectively, and (0.7)%, (1.5)% and (1.5)%, respectively.
(3) These amounts reflect the impact of a waiver of administration fees of $70,000. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $(.13), $(.31) and $(.31), respectively, 26.48%, 25.55% and 25.55%, respectively, 1.8%, 2.5%
     and 2.5%, respectively, and (0.5)%, (1.3)% and (1.3)%, respectively.
(4) Total return measures the change in the value of an investment during each of the years presented and does not include the impact of paying any applicable front- end or contingent deferred sales charge.
(5)  Inception date for Class B and Class C is January 3, 1994.

                       See Notes to Financial Statements                      19

                        INVESTMENTS AT DECEMBER 31, 1998

                                            STANDARD
                                            & POOR'S        PAR
                                             RATING        VALUE
                                          (Unaudited)      (000)        VALUE
                                          ------------   ---------   ------------
U.S. GOVERNMENT SECURITIES--27.2%
U.S. TREASURY BONDS-- 13.9%
U.S. Treasury Bonds 6%, 2/15/26.........      AAA        $  11,700   $ 12,791,443

U.S. TREASURY NOTES--13.3%
U.S. Treasury Notes 6.50%, 8/15/05......      AAA           11,100     12,203,635
- ---------------------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $23,936,183)                                          24,995,078
- ---------------------------------------------------------------------------------

                                                              SHARES
                                                             -------

COMMON STOCKS--69.7%
BANKS (MAJOR REGIONAL)--2.6%
State Street Corp.......................                      11,000                  765,187
Wells Fargo & Co........................                      41,000                1,637,437
                                                                                -------------
                                                                                    2,402,624
                                                                                -------------

BEVERAGES (NON-ALCOHOLIC)--1.0%
Coca-Cola Co. (The).....................                      13,900                  929,562

COMMUNICATIONS EQUIPMENT--3.8%
Lucent Technologies, Inc................                      19,000                2,090,000
Tellabs, Inc.(b)........................                      20,000                1,371,250
                                                                                -------------
                                                                                    3,461,250
                                                                                -------------

COMPUTERS (HARDWARE)--1.6%
Compaq Computer Corp....................                      35,000                1,467,812


                                                              SHARES                VALUE
                                                             -------            -------------

COMPUTERS (NETWORKING)--2.1%
Cisco Systems, Inc.(b)..................                      20,400            $   1,893,375

COMPUTERS (PERIPHERALS)--2.1%
EMC Corp.(b)............................                      23,000                1,955,000

COMPUTERS (SOFTWARE & SERVICES)--5.4%
BMC Software, Inc.(b)...................                      29,000                1,292,313
Compuware Corp.(b)......................                      10,000                  781,250
Microsoft Corp.(b)......................                      13,920                1,930,530
Oracle Corp.(b).........................                      21,800                  940,125
                                                                                -------------
                                                                                    4,944,218
                                                                                -------------

ELECTRICAL EQUIPMENT--1.7%
General Electric Co.....................                      15,000                1,530,938

ELECTRONICS (SEMICONDUCTORS)--6.8%
Intel Corp..............................                      34,000                4,031,125
Texas Instruments, Inc..................                      26,000                2,224,625
                                                                                -------------
                                                                                    6,255,750
                                                                                -------------

ENTERTAINMENT--1.4%
Walt Disney Co. (The)...................                      41,670                1,250,100

FINANCIAL (DIVERSIFIED)--5.4%
American Express Co.....................                      11,500                1,175,875
Citigroup, Inc..........................                      20,000                  990,000
Freddie Mac.............................                      37,100                2,390,631
Morgan Stanley, Dean Witter & Co.(b)....                       6,000                  426,000
                                                                                -------------
                                                                                    4,982,506
                                                                                -------------

                       See Notes to Financial Statements                      23

Phoenix-Engemann Balanced Return Fund

                                                              SHARES                VALUE
                                                             -------            -------------
HEALTH CARE (DIVERSIFIED)--1.1%
Johnson & Johnson.......................                      12,000            $   1,006,500

HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--5.7%
Merck & Co., Inc........................                      18,000                2,658,375
Pfizer, Inc.............................                      20,300                2,546,381
                                                                                -------------
                                                                                    5,204,756
                                                                                -------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.1%
Medtronic, Inc..........................                      25,800                1,915,650

HOUSEHOLD PRODUCTS (NON-DURABLES)--1.6%
Colgate-Palmolive Co....................                      15,500                1,439,563

INSURANCE (MULTI-LINE)--2.1%
American International Group, Inc.......                      20,000                1,932,500

INVESTMENT BANKING/BROKERAGE--0.5%
Merrill Lynch & Co., Inc................                       7,000                  467,250

INVESTMENT MANAGEMENT--1.7%
Franklin Resources, Inc.................                      29,000                  928,000
Price (T. Rowe) Associates, Inc.........                      19,000                  650,750
                                                                                -------------
                                                                                    1,578,750
                                                                                -------------
LODGING-HOTELS--2.6%
Carnival Corp...........................                      50,000                2,400,000

PERSONAL CARE--1.5%
Gillette Co.............................                      28,000                1,352,750
RAILROADS--1.3%
Kansas City Southern Industries, Inc....                      25,000                1,229,688


                                                              SHARES                VALUE
                                                             -------            -------------

RESTAURANTS--2.5%
McDonald's Corp.........................                      29,450            $   2,256,606

RETAIL (BUILDING SUPPLIES)--1.9%
Home Depot, Inc. (The)..................                      29,000                1,774,438

RETAIL (DRUG STORES)--0.8%
Walgreen Co.............................                      11,800                  691,038

RETAIL (GENERAL MERCHANDISE)--2.2%
Dayton Hudson Corp......................                      38,000                2,061,500

SERVICES (ADVERTISING/MARKETING)--2.1%
Interpublic Group of Companies, Inc.
(The)...................................                      24,000                1,914,000

SERVICES (COMMERCIAL & CONSUMER)--0.8%
Cendant Corp.(b)........................                      38,000                  724,375

TELECOMMUNICATIONS (LONG DISTANCE)--3.6%
MCI WorldCom, Inc.(b)...................                      46,000                3,300,500

TOBACCO--1.7%
Philip Morris Companies, Inc............                      30,000                1,605,000
- ---------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $31,126,112)                                                      63,927,999
- ---------------------------------------------------------------------------------------------

TOTAL INVESTMENTS--96.9%
(IDENTIFIED COST $55,062,295)                                                       88,923,077(a)
Cash and receivables, less liabilities--3.1%                                         2,819,210
                                                                                 -------------
NET ASSETS--100.0%                                                               $  91,742,287
                                                                                 -------------
                                                                                 -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $33,737,432 and gross depreciation of $53,178 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $55,238,823.
(b)  Non-income producing.

24                     See Notes to Financial Statements

Phoenix-Engemann Balanced Return Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS
Investment securities at value
  (Identified cost $55,062,295)                               $  88,923,077
Cash                                                              2,361,921
Receivables
  Dividends and interest                                            588,155
  Fund shares sold                                                  174,923
                                                              -------------
    Total assets                                                 92,048,076
                                                              -------------
LIABILITIES
Payables
  Fund shares repurchased                                            89,784
  Distribution fee                                                   84,986
  Investment advisory fee                                            56,927
  Administration fee                                                 41,876
  Trustees' fee                                                       6,464
Accrued expenses                                                     25,752
                                                              -------------
    Total liabilities                                         $     305,789
                                                              -------------
NET ASSETS                                                    $  91,742,287
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  54,879,407
Accumulated net realized gain                                     3,002,098
Net unrealized appreciation                                      33,860,782
                                                              -------------
NET ASSETS                                                    $  91,742,287
                                                              -------------
                                                              -------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $72,619,667)                2,085,244
Net asset value per share                                            $34.83
Offering price per share $34.83/(1-4.75%)                            $36.57
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $11,512,253)                  334,934
Net asset value and offering price per share                         $34.37
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $7,610,367)                   220,980
Net asset value and offering price per share                         $34.44

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
Dividends                                                     $     546,292
Interest                                                          1,650,792
Foreign taxes withheld                                               (3,257)
                                                              -------------
    Total investment income                                       2,193,827
                                                              -------------
EXPENSES
Investment advisory fee                                             602,837
Distribution fee, Class A                                           158,546
Distribution fee, Class B                                            90,270
Distribution fee, Class C                                            64,475
Distribution fee, Class M                                               414
Administration                                                      444,883
Professional                                                         27,087
Trustees                                                             14,667
                                                              -------------
    Total expenses                                                1,403,179
                                                              -------------
NET INVESTMENT INCOME                                               790,648
                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   8,795,193
Net change in unrealized appreciation (depreciation) on
  investments                                                    11,029,950
                                                              -------------
NET GAIN ON INVESTMENTS                                          19,825,143
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  20,615,791
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements                      25

Phoenix-Engemann Balanced Return Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                          Year Ended
                                                           12/31/97
                                           Year Ended    (Rounded to
                                            12/31/98      thousands)
                                          ------------   ------------
FROM OPERATIONS
  Net investment income (loss)            $    790,648   $    562,000
  Net realized gain (loss)                   8,795,193      7,971,000
  Net change in unrealized appreciation
    (depreciation)                          11,029,950      2,552,000
                                          ------------   ------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                              20,615,791     11,085,000
                                          ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A              (718,900)      (537,000)
  Net investment income, Class B               (51,501)       (22,000)
  Net investment income, Class C               (31,607)       (15,000)
  Net realized gains, Class A               (4,454,688)    (6,686,000)
  Net realized gains, Class B                 (700,523)      (824,000)
  Net realized gains, Class C                 (468,778)      (659,000)
                                          ------------   ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (6,425,997)    (8,743,000)
                                          ------------   ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (511,438
    and 173,000 shares, respectively)       16,268,814      5,340,000
  Net asset value of shares issued from
    reinvestment of distributions
    (140,176 and 233,000 shares,
    respectively)                            4,824,840      6,692,000
  Cost of shares repurchased (514,775
    and 308,000 shares, respectively)      (16,514,937)    (9,485,000)
                                          ------------   ------------
Total                                        4,578,717      2,547,000
                                          ------------   ------------
CLASS B
  Proceeds from sales of shares (138,818
    and 92,000 shares, respectively)         4,376,531      2,810,000
  Net asset value of shares issued from
    reinvestment of distributions
    (20,594 and 28,000 shares,
    respectively)                              699,581        781,000
  Cost of shares repurchased (72,187 and
    38,000 shares, respectively)            (2,275,763)    (1,166,000)
                                          ------------   ------------
Total                                        2,800,349      2,425,000
                                          ------------   ------------
CLASS C
  Proceeds from sales of shares (69,806
    and 64,000 shares, respectively)         2,171,650      1,952,000
  Net asset value of shares issued from
    reinvestment of distributions
    (13,470 and 22,000 shares,
    respectively)                              458,553        633,000
  Cost of shares repurchased (56,060 and
    42,000 shares, respectively)            (1,759,923)    (1,322,000)
                                          ------------   ------------
Total                                          870,280      1,263,000
                                          ------------   ------------
CLASS M
  Proceeds from sales of shares (3,393
    and 0 shares, respectively)                100,100             --
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 0 shares, respectively)                  --             --
  Cost of shares repurchased (3,393 and
    0 shares, respectively)                   (112,685)            --
                                          ------------   ------------
Total                                          (12,585)            --
                                          ------------   ------------
  INCREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                             8,236,761      6,235,000
                                          ------------   ------------
  NET INCREASE IN NET ASSETS                22,426,555      8,577,000
NET ASSETS
  Beginning of period                       69,315,732     60,739,000
                                          ------------   ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME
    OF $0 AND $11,002, RESPECTIVELY]      $ 91,742,287   $ 69,316,000
                                          ------------   ------------
                                          ------------   ------------

26                     See Notes to Financial Statements

Phoenix-Engemann Balanced Return Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                    CLASS A
                                      -------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31
                                      -------------------------------------------------------------------
                                          1998          1997            1996            1995         1994
Net asset value, beginning of period  $  29.05      $  28.08        $  25.39        $  20.54     $  21.97
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)            0.40          0.30(1)(2)      0.29(1)(3)      0.27(1)      0.39(1)
  Net realized and unrealized gain
    (loss)                                8.03          4.98            4.23            5.31        (1.36)
                                      --------      --------        --------        --------     --------
      TOTAL FROM INVESTMENT
        OPERATIONS                        8.43          5.28            4.52            5.58        (0.97)
                                      --------      --------        --------        --------     --------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                               (0.40)        (0.32)          (0.30)          (0.29)       (0.46)
  Dividends from net realized gains      (2.25)        (3.99)          (1.53)          (0.44)          --
                                      --------      --------        --------        --------     --------
      TOTAL DISTRIBUTIONS                (2.65)        (4.31)          (1.83)          (0.73)       (0.46)
                                      --------      --------        --------        --------     --------
Change in net asset value                 5.78          0.97            2.69            4.85        (1.43)
                                      --------      --------        --------        --------     --------
NET ASSET VALUE, END OF PERIOD        $  34.83      $  29.05        $  28.08        $  25.39     $  20.54
                                      --------      --------        --------        --------     --------
                                      --------      --------        --------        --------     --------
Total return(4)                          29.12%        18.98%(2)       17.78%(3)       27.18%       (4.43)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                          $72,620       $56,610         $51,947         $52,028      $53,047

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                      1.63%          1.7%(2)         2.0%(3)         2.1%         2.1%
  Net investment income (loss)            1.15%          1.0%(2)         1.1%(3)         1.2%         1.8%
Portfolio turnover                         124%         40.3%           35.1%           51.1%        28.2%

                                                                    CLASS B
                                      -------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31
                                      -------------------------------------------------------------------
                                          1998          1997            1996            1995      1994(5)
Net asset value, beginning of period    $28.76      $  27.85        $  25.26        $  20.49     $  21.89
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)            0.13          0.08(1)(2)      0.09(1)(3)      0.08(1)      0.26(1)
  Net realized and unrealized gain
    (loss)                                7.91          4.93            4.16            5.29        (1.32)
                                      --------      --------        --------        --------     --------
      TOTAL FROM INVESTMENT
        OPERATIONS                        8.04          5.01            4.25            5.37        (1.06)
                                      --------      --------        --------        --------     --------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                               (0.18)        (0.11)          (0.13)          (0.16)       (0.34)
  Dividends from net realized gains      (2.25)        (3.99)          (1.53)          (0.44)          --
                                      --------      --------        --------        --------     --------
      TOTAL DISTRIBUTIONS                (2.43)        (4.10)          (1.66)          (0.60)       (0.34)
                                      --------      --------        --------        --------     --------
Change in net asset value                 5.61          0.91            2.59            4.77        (1.40)
                                      --------      --------        --------        --------     --------
NET ASSET VALUE, END OF PERIOD          $34.37      $  28.76        $  27.85        $  25.26     $  20.49
                                      --------      --------        --------        --------     --------
                                      --------      --------        --------        --------     --------
Total return(4)                          28.06%        18.15%(2)       16.82%(3)       26.20%       (4.85)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                         $ 11,512      $  7,125        $  4,609        $  2,721     $  1,223

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                      2.38%          2.4%(2)         2.7%(3)         2.9%         2.9%
  Net investment income (loss)            0.39%          0.3%(2)         0.3%(3)         0.3%         1.3%
Portfolio turnover                         124%         40.3%           35.1%           51.1%        28.2%

     The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Balanced Return Fund. Such information is based on the Fund's audited financial statements for the years presented.
(1)  Computed using average shares outstanding.
(2) These amounts reflect the impact of a waiver of administration fees of $33,360. Absent the waiver, net investment income per share, total return and the ratios of expenses and net investment income to average net assets for Class A, Class B and Class C shares would have been $.29, $.06 and $.06, respectively, 18.98%, 18.15% and 18.11%, respectively, 1.7%, 2.5% and
     2.5%, respectively, and 0.9%, 0.2% and 0.2%, respectively.
(3) These amounts reflect the impact of a waiver of administration fees of $55,000. Absent the waiver, net investment income per share, total return and the ratios of expenses and net investment income to average net assets for Class A, Class B and Class C shares would have been $.27, $.06 and $.06, respectively, 17.66%, 16.74% and 16.71%, respectively, 2.1%, 2.8% and
     2.8%, respectively, and 1.0%, 0.2% and 0.2%, respectively.
(4) Total return measures the change in the value of an investment during each of the years presented and does not include the impact of paying any applicable front- end or contingent deferred sales charge.
(5)  Inception date for Class B and Class C is January 3, 1994.

                       See Notes to Financial Statements                      27

Phoenix-Engemann Balanced Return Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                    CLASS C
                                      -------------------------------------------------------------------
                                                            YEAR ENDED DECEMBER 31
                                      -------------------------------------------------------------------
                                          1998          1997            1996            1995      1994(5)
Net asset value, beginning of period  $  28.80      $  27.88        $  25.28        $  20.48     $  21.89
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)            0.14          0.08(1)(2)      0.09(1)(3)      0.07(1)      0.25(1)
  Net realized and unrealized gain
    (loss)                                7.92          4.92            4.16            5.30        (1.31)
                                      --------      --------        --------        --------     --------
      TOTAL FROM INVESTMENT
        OPERATIONS                        8.06          5.00            4.25            5.37        (1.06)
                                      --------      --------        --------        --------     --------
LESS DISTRIBUTIONS
  Dividends from net investment
    income                               (0.17)        (0.09)          (0.12)          (0.13)       (0.35)
  Dividends from net realized gains      (2.25)        (3.99)          (1.53)          (0.44)          --
                                      --------      --------        --------        --------     --------
      TOTAL DISTRIBUTIONS                (2.42)        (4.08)          (1.65)          (0.57)       (0.35)
                                      --------      --------        --------        --------     --------
Change in net asset value                 5.64          0.92            2.60            4.80        (1.41)
                                      --------      --------        --------        --------     --------
NET ASSET VALUE, END OF PERIOD        $  34.44      $  28.80        $  27.88        $  25.28     $  20.48
                                      --------      --------        --------        --------     --------
                                      --------      --------        --------        --------     --------
Total return(4)                          28.07%        18.11%(2)       16.79%(3)       26.23%       (4.85)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                         $  7,610      $  5,581        $  4,183        $  2,809     $  1,449

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                      2.38%          2.4%(2)         2.7%(3)         2.9%         2.9%
  Net investment income (loss)            0.39%          0.3%(2)         0.3%(3)         0.3%         1.3%
Portfolio turnover                         124%         40.3%           35.1%           51.1%        28.2%

     The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Balanced Return Fund. Such information is based on the Fund's audited financial statements for the years presented.
(1)  Computed using average shares outstanding.
(2) These amounts reflect the impact of a waiver of administration fees of $33,360. Absent the waiver, net investment income per share, total return and the ratios of expenses and net investment income to average net assets for Class A, Class B and Class C shares would have been $.29, $.06 and $.06, respectively, 18.98%, 18.15% and 18.11%, respectively, 1.7%, 2.5% and
     2.5%, respectively, and 0.9%, 0.2% and 0.2%, respectively.
(3) These amounts reflect the impact of a waiver of administration fees of $55,000. Absent the waiver, net investment income per share, total return and the ratios of expenses and net investment income to average net assets for Class A, Class B and Class C shares would have been $.27, $.06 and $.06, respectively, 17.66%, 16.74% and 16.71%, respectively, 2.1%, 2.8% and
     2.8%, respectively, and 1.0%, 0.2% and 0.2%, respectively.
(4) Total return measures the change in the value of an investment during each of the years presented and does not include the impact of paying any applicable front- end or contingent deferred sales charge.
(5)  Inception date for Class B and Class C is January 3, 1994.

28                     See Notes to Financial Statements

                        INVESTMENTS AT DECEMBER 31, 1998

                                                      SHARES        VALUE
                                                     ---------   ------------
FOREIGN COMMON STOCKS--52.0%
FINLAND--3.3%
Nokia Corp. Sponsored ADR Class A
(Communications Equipment)..............                 6,100   $    734,669
FRANCE--6.9%
AXA-UAP Sponsored ADR (Insurance
(Life/Health))..........................                 4,800        346,800
Alcatel SA ADR (Communications
Equipment)..............................                10,100        246,819
Rhone-Poulenc Class A (Health Care
(Drugs-Major Pharmaceuticals))..........                 6,000        308,915

Vivendi (Services (Commercial &
Consumer))..............................                 2,500        648,943
                                                                 ------------
                                                                    1,551,477
                                                                 ------------

GERMANY--9.1%
DaimlerChrysler AG (Automobiles)(b).....                 3,758        361,003
Hoechst AG (Chemicals)..................                 6,500        269,676
SAP AG Sponsored ADR (Computers
(Software & Services))(b)...............                23,000        829,437
Siemens AG (Manufacturing
(Diversified))..........................                 4,100        269,555
Volkswagen AG (Automobiles).............                 3,900        315,649
                                                                 ------------
                                                                    2,045,320
                                                                 ------------

IRELAND--3.0%
Allied Irish Banks PLC Sponsored ADR
(Banks (Major Regional))................                 2,300        253,862

Elan Corp. PLC Sponsored ADR (Health
Care (Drugs-Major
Pharmaceuticals))(b)....................                 6,100        424,331
                                                                 ------------
                                                                      678,193
                                                                 ------------

                                                      SHARES        VALUE
                                                     ---------   ------------

ITALY--2.9%
Luxottica Group SPA Sponsored ADR
(Health Care (Medical Products &
Supplies))..............................                25,000   $    300,000

Telecom Italia SPA Sponsored ADR
(Communications Equipment)..............                 4,000        348,000
                                                                 ------------
                                                                      648,000
                                                                 ------------

NETHERLANDS--7.5%
ING Groep NV (Banks (Money Center)).....                11,725        715,370
Koninklijke Philips Electronics NV NY
Registered Shares (Electrical
Equipment)..............................                 2,100        142,144

Unilever NV NY Registered Shares
(Personal Care).........................                 3,100        257,106
Wolters Kluwer NV (Publishing)..........                 2,626        562,234
                                                                 ------------
                                                                    1,676,854
                                                                 ------------

SINGAPORE--1.4%
Datacraft Asia Ltd. (Communications
Equipment)..............................               172,250        304,882

SOUTH KOREA--0.0%
Kookmin Bank Sponsored GDR 144A (Banks
(Money Center))(c)......................                     1              7

SWEDEN--2.1%
Telefonaktiebolaget LM Ericsson
Sponsored ADR (Communications
Equipment)..............................                19,500        466,781

SWITZERLAND--5.8%
Nestle SA Sponsored ADR (Foods).........                 2,200        239,465
Novartis AG NY Registered Shares (Health
Care (Drugs--Major Pharmaceuticals))....                   160        314,530

32                     See Notes to Financial Statements

Phoenix-Engemann Global Growth Fund

                                                      SHARES        VALUE
                                                     ---------   ------------
SWITZERLAND--CONTINUED
Zurich Allied AG Registered Shares
(Insurance (Multi-Line))................                 1,020   $    755,264
                                                                 ------------
                                                                    1,309,259
                                                                 ------------

UNITED KINGDOM--10.0%
Amvescap PLC Sponsored ADR (Banks (Major
Regional))..............................                14,200        546,700

Cable & Wireless Communications PLC
(Telecommunications
(Cellular/Wireless))(b).................                 5,200        235,950

Hays PLC (Professional Services)........                37,000        324,734
Ladbroke Group PLC (Gaming, Lottery &
Parimutuel Companies)(b)................                34,653        139,239

Rentokil Initial PLC (Services
(Facilities & Environmental))...........                55,500        418,307

Vodafone Group PLC Sponsored ADR
(Telecommunications
(Cellular/Wireless))....................                 3,600        580,050
                                                                 ------------
                                                                    2,244,980
                                                                 ------------
- -----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $8,917,446)                                       11,660,422
- -----------------------------------------------------------------------------
COMMON STOCKS--46.4%

UNITED STATES--46.4%
Affiliated Managers Group, Inc.
(Investment Management)(b)..............                 8,000        239,000

American Express Co. (Financial
(Diversified))..........................                 2,785        284,766
American International Group, Inc.
(Insurance (Multi-Line))................                 2,395        231,417

BMC Software, Inc. (Computers (Software
& Services))(b).........................                 3,725        165,995

Carnival Corp. (Lodging-Hotels).........                 6,350        304,800
Cendant Corp. (Services (Commercial &
Consumer))(b)...........................                 5,184         98,820

Cisco Systems, Inc. (Computers
(Networking))(b)........................                 3,910        362,897
Citigroup, Inc. (Financial
(Diversified))..........................                 3,480        172,260
Coca-Cola Co. (The) (Beverages
(Non-Alcoholic))........................                 2,775        185,578
Colgate-Palmolive Co. (Household
Products (Non-Durables))................                 2,400        222,900

Compaq Computer Corp. (Computers
(Hardware)).............................                 4,140        173,621

                                                      SHARES        VALUE
                                                     ---------   ------------
UNITED STATES--CONTINUED
Compuware Corp. (Computers (Software &
Services))(b)...........................                 1,285   $    100,391

Dayton Hudson Corp. (Retail (General
Merchandise))...........................                 5,445        295,391
EMC Corp. (Computers
(Peripherals))(b).......................                 3,230        274,550
Federated Investors, Inc. (Investment
Management).............................                12,500        226,563
Franklin Resources, Inc. (Investment
Management).............................                 3,365        107,680
Freddie Mac (Financial (Diversified))...                 5,670        365,361
General Electric Co. (Electrical
Equipment)..............................                 2,245        229,130
Gillette Co. (Personal Care)............                 4,120        199,048
Home Depot, Inc. (The) (Retail (Building
Supplies))..............................                 3,970        242,914
Intel Corp. (Electronics
(Semiconductors)).......................                 4,160        493,220
Interpublic Group of Companies, Inc.
(The) (Services
(Advertising/Marketing))................                 3,110        248,023

Johnson & Johnson (Health Care
(Diversified))..........................                 1,880        157,685
Kansas City Southern Industries, Inc.
(Railroads).............................                 3,410        167,729
Liberty Financial Co. (Financial
(Diversified))..........................                 4,300        116,100
Lucent Technologies, Inc.
(Communications Equipment)..............                 2,675        294,250

MCI WorldCom, Inc. (Telecommunications
(Long Distance))(b).....................                 5,690        408,258

McDonald's Corp. (Restaurants)..........                 3,910        299,604
Medtronic, Inc. (Health Care (Medical
Products & Supplies))...................                 4,305        319,646

Merck & Co., Inc. (Health Care
(Drugs-Major Pharmaceuticals))..........                 2,620        386,941

Microsoft Corp. (Computers (Software &
Services))(b)...........................                 2,050        284,309
Oracle Corp. (Computers (Software &
Services))(b)...........................                 2,785        120,103
Pfizer, Inc. (Health Care (Drugs-Major
Pharmaceuticals)).......................                 3,115        390,738

Philip Morris Companies, Inc.
(Tobacco)...............................                 4,500        240,750
Price (T. Rowe) Associates, Inc.
(Investment Management).................                 3,640        124,670

Scottish Annuity & Life Holdings Ltd.
(Insurance (Multi-Line))(b).............                30,000        412,500

State Street Corp. (Banks (Major
Regional))..............................                 1,940        134,951
Tellabs, Inc. (Communications
Equipment)(b)...........................                 2,500        171,406

                       See Notes to Financial Statements                      33

Phoenix-Engemann Global Growth Fund

                                                      SHARES        VALUE
                                                     ---------   ------------
UNITED STATES--CONTINUED
Texas Instruments, Inc. (Electronics
(Semiconductors)).......................                 3,870   $    331,127
Waddell & Reed Financial, Inc. Class A
(Financial (Diversified))...............                 9,190        217,688

Walgreen Co. (Retail (Drug Stores)).....                 1,895        110,976
Walt Disney Co. (The) (Entertainment)...                 7,275        218,250
Wells Fargo & Co. (Banks (Major
Regional))..............................                 7,075        282,558
                                                                 ------------
                                                                   10,414,564
                                                                 ------------
- -----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $8,382,280)                                       10,414,564
- -----------------------------------------------------------------------------

TOTAL INVESTMENTS--98.4%
(IDENTIFIED COST $17,299,726)                                       22,074,986(a)
Cash and receivables, less liabilities--1.6%                           389,186
                                                                 -------------
NET ASSETS--100.0%                                               $  22,464,172
                                                                 -------------
                                                                 -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,013,095 and gross depreciation of $286,167 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $17,348,058.
(b)  Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 1998, these securities amounted to a value of $7 or less than 1% of net assets.

34                     See Notes to Financial Statements

Phoenix-Engemann Global Growth Fund

                            INDUSTRY DIVERSIFICATION
               AS A PERCENTAGE OF THE VALUE OF TOTAL INVESTMENTS
                                  (UNAUDITED)

Automobiles.............................        3.1%
Banks (Major Regional)..................        5.5
Banks (Money Center)....................        3.2
Beverages (Non-Alcoholic)...............        0.8
Chemicals...............................        1.2
Communications Equipment................       11.6
Computers (Hardware)....................        0.8
Computers (Networking)..................        1.7
Computers (Peripherals).................        1.2
Computers (Software & Services).........        6.8
Electrical Equipment....................        1.7
Electronics (Semiconductors)............        3.7
Entertainment...........................        1.0
Financial (Diversified).................        5.2
Foods...................................        1.1
Gaming, Lottery & Parimutuel
Companies...............................        0.6
Health Care (Diversified)...............        0.7
Health Care (Drugs-Major
Pharmaceuticals)........................        8.3
Health Care (Medical Products &
Supplies)...............................        2.8
Household Products (Non-Durables).......        1.0
Insurance (Life/Health).................        1.6
Insurance (Multi-Line)..................        6.3
Investment Management...................        3.2
Lodging-Hotels..........................        1.4
Manufacturing (Diversified).............        1.2
Personal Care...........................        2.1
Professional Services...................        1.5
Publishing..............................        2.5
Railroads...............................        0.8
Restaurants.............................        1.4
Retail (Building Supplies)..............        1.1
Retail (Drug Stores)....................        0.5
Retail (General Merchandise)............        1.3
Services (Advertising/Marketing)........        1.1
Services (Commercial & Consumer)........        3.4
Services (Facilities & Environmental)...        1.9
Telecommunications
(Cellular/Wireless).....................        3.7
Telecommunications (Long Distance)......        1.9
Tobacco.................................        1.1
                                          ---------
                                              100.0%
                                          ---------
                                          ---------

                       See Notes to Financial Statements                      35

Phoenix-Engemann Global Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS
Investment securities at value
  (Identified cost $17,299,726)                               $  22,074,986
Receivables
  Investment securities sold                                        826,380
  Fund shares sold                                                   41,915
  Dividends and interest                                             19,539
                                                              -------------
    Total assets                                                 22,962,820
                                                              -------------
LIABILITIES
Payables
  Custodian                                                         359,212
  Fund shares repurchased                                            67,493
  Distribution fee                                                   16,728
  Investment advisory fee                                            12,952
  Administration fee                                                 11,775
  Trustees' fee                                                       5,823
Accrued expenses                                                     24,665
                                                              -------------
    Total liabilities                                               498,648
                                                              -------------
NET ASSETS                                                    $  22,464,172
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  19,486,294
Accumulated net realized loss                                    (1,798,408)
Net unrealized appreciation                                       4,776,286
                                                              -------------
NET ASSETS                                                    $  22,464,172
                                                              -------------
                                                              -------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $13,452,636)                  602,051
Net asset value per share                                            $22.34
Offering price per share $22.34/(1-4.75%)                            $23.45
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $4,729,841)                   215,634
Net asset value and offering price per share                         $21.93
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $4,281,695)                   195,318
Net asset value and offering price per share                         $21.92

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
Dividends                                                     $     271,191
Interest                                                              1,582
Foreign taxes withheld                                              (21,640)
                                                              -------------
    Total investment income                                         251,133
                                                              -------------
EXPENSES
Investment advisory fee                                             246,560
Distribution fee, Class A                                            34,832
Distribution fee, Class B                                            42,531
Distribution fee, Class C                                            41,424
Distribution fee, Class M                                               401
Administration                                                      131,429
Professional                                                         25,834
Trustees                                                             12,923
                                                              -------------
    Total expenses                                                  535,934
    Less expenses borne by investment adviser                       (38,757)
                                                              -------------
    Net expenses                                                    497,177
                                                              -------------
NET INVESTMENT LOSS                                                (246,044)
                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                  (1,655,274)
Net realized gain on foreign currency transactions                    6,574
Net change in unrealized appreciation (depreciation) on
  investments                                                     4,509,782
Net change in unrealized appreciation (depreciation) on
  foreign currency and foreign currency transactions                  1,017
                                                              -------------
NET GAIN ON INVESTMENTS                                           2,862,099
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $   2,616,055
                                                              -------------
                                                              -------------

36                     See Notes to Financial Statements

Phoenix-Engemann Global Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                          Year Ended
                                                           12/31/97
                                           Year Ended    (Rounded to
                                            12/31/98      thousands)
                                          ------------   ------------
FROM OPERATIONS
  Net investment income (loss)            $   (246,044)  $   (149,000)
  Net realized gain (loss)                  (1,648,700)       760,000
  Net change in unrealized appreciation
    (depreciation)                           4,510,799        203,000
                                          ------------   ------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                               2,616,055        814,000
                                          ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A                 (120,705)      (703,000)
  Net realized gains, Class B                  (41,681)      (217,000)
  Net realized gains, Class C                  (36,810)      (238,000)
  In excess of accumulated net realized
    gains, Class A                             (81,653)            --
  In excess of accumulated net realized
    gains, Class B                             (28,196)            --
  In excess of accumulated net realized
    gains, Class C                             (24,901)            --
                                          ------------   ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS             (333,946)    (1,158,000)
                                          ------------   ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (243,697
    and 391,000 shares, respectively)        5,188,236      8,211,000
  Net asset value of shares issued from
    reinvestment of distributions
    (8,717 and 34,000 shares,
    respectively)                              190,194        653,000
  Cost of shares repurchased (253,582
    and 223,000 shares, respectively)       (5,341,266)    (4,567,000)
                                          ------------   ------------
Total                                           37,164      4,297,000
                                          ------------   ------------
CLASS B
  Proceeds from sales of shares (82,048
    and 138,000 shares, respectively)        1,741,279      2,861,000
  Net asset value of shares issued from
    reinvestment of distributions
    (3,137 and 10,000 shares,
    respectively)                               67,204        199,000
  Cost of shares repurchased (38,086 and
    25,000 shares, respectively)              (810,368)      (492,000)
                                          ------------   ------------
Total                                          998,115      2,568,000
                                          ------------   ------------
CLASS C
  Proceeds from sales of shares (47,457
    and 180,000 shares, respectively)        1,013,490      3,790,000
  Net asset value of shares issued from
    reinvestment of distributions
    (2,766 and 11,000 shares,
    respectively)                               59,214        200,000
  Cost of shares repurchased (47,553 and
    4,000 shares, respectively)               (985,469)       (84,000)
                                          ------------   ------------
Total                                           87,235      3,906,000
                                          ------------   ------------
CLASS M
  Proceeds from sales of shares (5,050
    and 0 shares, respectively)                100,100             --
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 0 shares, respectively)                  --             --
  Cost of shares repurchased (5,050 and
    0 shares, respectively)                   (101,405)            --
                                          ------------   ------------
Total                                           (1,305)            --
                                          ------------   ------------
  INCREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                             1,121,209     10,771,000
                                          ------------   ------------
  NET INCREASE IN NET ASSETS                 3,403,318     10,427,000
NET ASSETS
  Beginning of period                       19,060,854      8,634,000
                                          ------------   ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME OF
    $0 AND $0, RESPECTIVELY]              $ 22,464,172   $ 19,061,000
                                          ------------   ------------
                                          ------------   ------------

                       See Notes to Financial Statements                      37

Phoenix-Engemann Global Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                CLASS A
                                ------------------------------------------------------------------------
                                                         YEAR ENDED DECEMBER 31
                                ------------------------------------------------------------------------
                                    1998            1997            1996            1995            1994
Net asset value, beginning of
  period                        $  19.83        $  19.06        $  17.27        $  14.06        $  11.18
INCOME FROM INVESTMENT
  OPERATIONS(6)
  Net investment income (loss)     (0.18)(1)(5)    (0.19)(1)(2)     0.03(1)(3)      0.24(1)(3)      0.10(1)(3)
  Net realized and unrealized
    gain (loss)                     3.02            2.29            3.55            3.11            2.78
                                --------        --------        --------        --------        --------
      TOTAL FROM INVESTMENT
        OPERATIONS                  2.84            2.10            3.58            3.35            2.88
                                --------        --------        --------        --------        --------
LESS DISTRIBUTIONS
  Dividends from net
    investment income                 --              --           (0.04)             --              --
  Dividends from net realized
    gains                          (0.20)          (1.33)          (1.75)          (0.14)             --
  In excess of accumulated net
    realized gains                 (0.13)             --              --              --              --
                                --------        --------        --------        --------        --------
      TOTAL DISTRIBUTIONS          (0.33)          (1.33)          (1.79)          (0.14)             --
                                --------        --------        --------        --------        --------
Change in net asset value           2.51            0.77            1.79            3.21            2.88
                                --------        --------        --------        --------        --------
NET ASSET VALUE, END OF PERIOD  $  22.34        $  19.83        $  19.06        $  17.27        $  14.06
                                --------        --------        --------        --------        --------
                                --------        --------        --------        --------        --------
Total return(4)                    14.35%          11.27%(2)       21.77%(3)       23.84%(3)       25.76%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                    $13,453         $11,964          $7,654          $3,203            $141

RATIO TO AVERAGE NET ASSETS
  OF:
  Operating expenses                1.94%            2.0%(2)         0.8%(3)          --%(3)          --%(3)
  Net investment income (loss)     (0.81)%          (0.9)%(2)        0.1%(3)         1.4%(3)         0.8%(3)
Portfolio turnover                    95%          237.2%          220.3%           29.0%          479.3%

                                                     CLASS B
                                  ----------------------------------------------
                                              YEAR ENDED DECEMBER 31
                                  ----------------------------------------------
                                        1998              1997              1996
Net asset value, beginning of
  period                          $    19.65        $    19.04        $    17.44(7)
INCOME FROM INVESTMENT
  OPERATIONS(6)
  Net investment income (loss)         (0.34)(1)(5)      (0.35)(1)(2)      (0.08)(1)
  Net realized and unrealized
    gain (loss)                         2.95              2.29              1.82
                                       -----             -----             -----
      TOTAL FROM INVESTMENT
        OPERATIONS                      2.61              1.94              1.74
                                       -----             -----             -----
LESS DISTRIBUTIONS
  Dividends from net
    investment income                     --                --                --
  Dividends from net realized
    gains                              (0.20)            (1.33)            (0.14)
  In excess of accumulated net
    realized gains                     (0.13)               --                --
                                       -----             -----             -----
      TOTAL DISTRIBUTIONS              (0.33)            (1.33)            (0.14)
                                       -----             -----             -----
Change in net asset value               2.28              0.61              1.60
                                       -----             -----             -----
NET ASSET VALUE, END OF PERIOD    $    21.93        $    19.65        $    19.04
                                       -----             -----             -----
                                       -----             -----             -----
Total return(4)                        13.31%            10.44%(2)          9.98%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                         $4,730            $3,312              $874

RATIO TO AVERAGE NET ASSETS
  OF:
  Operating expenses                    2.69%              2.8%(2)           2.7%(8)
  Net investment income (loss)         (1.59)%            (1.7)%(2)         (1.9)%(8)
Portfolio turnover                        95%            237.2%            220.3%

38                     See Notes to Financial Statements

Phoenix-Engemann Global Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                CLASS C
                             ----------------------------------------------
                                         YEAR ENDED DECEMBER 31
                             ----------------------------------------------
                                   1998              1997              1996
Net asset value,
  beginning of period        $    19.65        $    19.03        $    17.88(7)
INCOME FROM INVESTMENT
  OPERATIONS(6)
  Net investment income
    (loss)                        (0.33)(1)(5)      (0.37)(1)(2)      (0.04)(1)
  Net realized and
    unrealized gain
    (loss)                         2.93              2.32              1.34
                                  -----             -----             -----
      TOTAL FROM
       INVESTMENT
       OPERATIONS                  2.60              1.95              1.30
                                  -----             -----             -----
LESS DISTRIBUTIONS
  Dividends from net
    investment income                --                --             (0.01)
  Dividends from net
    realized gains                (0.20)            (1.33)            (0.14)
  In excess of
    accumulated net
    realized gains                (0.13)               --                --
                                  -----             -----             -----
      TOTAL DISTRIBUTIONS         (0.33)            (1.33)            (0.15)
                                  -----             -----             -----
Change in net asset value          2.27              0.62              1.15
                                  -----             -----             -----
NET ASSET VALUE, END OF
  PERIOD                     $    21.92        $    19.65        $    19.03
                                  -----             -----             -----
                                  -----             -----             -----
Total return(4)                   13.26%(2)         10.50%(2)          7.28%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                    $4,282            $3,785              $106

RATIO TO AVERAGE NET
  ASSETS OF:
  Operating expenses               2.69%              2.7%(2)           2.7%(8)
  Net investment income
    (loss)                        (1.57)%            (1.8)%(2)         (1.6)%(8)
Portfolio turnover                   95%            237.2%            220.3%

     The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Global Growth Fund. Such information is based on the Fund's audited financial statements for the years presented.
(1)  Computed using average shares outstanding.
(2) These amounts reflect the impact of a waiver of administration fees of $708. Absent the waiver, net investment income (loss) per share, total return and the ratios of expenses and net investment income (loss) to average net assets for Class A, Class B and Class C shares would have been $(.19), $(.35) and $(.37), respectively, 11.27%, 10.44% and 10.50%, respectively, 2.0%, 2.8% and 2.8%, respectively, and (0.9)%, (1.7)% and (1.8)%, respectively.
(3) These amounts reflect the impact of a waiver of Manager fees of $62,438, $42,545 and $2,784 for the periods ended December 31, 1996, 1995 and 1994, respectively, and the Manager's reimbursement for income taxes of $13,109 during 1994. Absent waivers and reimbursement, net investment income (loss) per share, total return and ratios of expenses and net investment income
     (loss) to average net assets would have been $(.21), 21.71% and 2.0%, respectively, $(.15), 22.88% and 2.3%, respectively, and $(.21), 14.40% and 10.4% (2.3% if only normal and recurring expenses are taken into account), respectively, and $(.03), 11.40% and 2.3%, respectively, for the periods ended December 31, 1996, 1995 and 1994, respectively.
(4) Total return measures the change in the value of an investment during each of the periods presented and does not include the impact of paying any sales charge. Total return for the periods ended December 31, 1996 (Class B and Class C only) have not been annualized.
(5) Includes reimbursement of operating expenses by investment adviser of $0.04.
(6) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(7) The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, September 18, 1996 and October 21, 1996, respectively.
(8)  Annualized.

                       See Notes to Financial Statements                      39

                        INVESTMENTS AT DECEMBER 31, 1998

                                                      SHARES       VALUE
                                                     --------   ------------
COMMON STOCKS--97.1%
BIOTECHNOLOGY--3.0%
Coulter Pharmaceutical, Inc.(b).........               30,000   $    900,000
Incyte Pharmaceuticals, Inc.(b).........               16,250        607,344
Inhale Therapeutic Systems(b)...........               30,000        990,000
Texas Biotechnology Corp.(b)............              100,000        493,750
                                                                ------------
                                                                   2,991,094
                                                                ------------

COMPUTERS (NETWORKING)--0.8%
Xylan Corp.(b)..........................               46,000        807,875
COMPUTERS (SOFTWARE & SERVICES)--12.2%
Aspect Development, Inc.(b).............               50,000      2,215,625
i2 Technologies, Inc.(b)................               30,000        911,250
Inktomi Corp.(b)........................                6,600        853,875
Legato Systems, Inc.(b).................               30,000      1,978,125
Peregrine Systems, Inc.(b)..............               25,000      1,159,375
Rational Software Corp.(b)..............               40,000      1,060,000
Sapient Corp.(b)........................                7,000        392,000
Software AG Systems, Inc.(b)............               85,000      1,540,625
VeriSign, Inc.(b).......................               20,000      1,182,500
Walker Interactive Systems, Inc.(b).....              150,000      1,012,500
                                                                ------------
                                                                  12,305,875
                                                                ------------

CONSUMER FINANCE--2.5%
Metris Companies, Inc...................               50,000      2,515,625

ELECTRONICS (INSTRUMENTATION)--3.7%
Flextronics International Ltd.(b).......               15,000      1,284,375

                                                      SHARES       VALUE
                                                     --------   ------------
ELECTRONICS (INSTRUMENTATION)--CONTINUED
Micrel, Inc.(b).........................               45,000   $  2,475,000
                                                                ------------
                                                                   3,759,375
                                                                ------------

ELECTRONICS (SEMICONDUCTORS)--4.0%
Applied Micro Circuits Corp.(b).........               51,800      1,759,581
Vitesse Semiconductor Corp.(b)..........               50,000      2,281,250
                                                                ------------
                                                                   4,040,831
                                                                ------------

FINANCIAL (DIVERSIFIED)--2.5%
American Capital Strategies Ltd.........               50,000        862,500
Federal Agricultural Mortgage Corp.
Class C(b)..............................               21,000        779,625
HealthCare Financial Partners,
Inc.(b).................................               22,500        897,187
                                                                ------------
                                                                   2,539,312
                                                                ------------

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.9%
PharmaPrint, Inc.(b)....................               70,000        918,750

HEALTH CARE (HOSPITAL MANAGEMENT)--2.9%
Curative Health Services, Inc.(b).......               50,000      1,675,000
Health Management Associates, Inc. Class
A(b)....................................               56,500      1,221,812
                                                                ------------
                                                                   2,896,812
                                                                ------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.2%
Schein (Henry), Inc.(b).................               50,000      2,237,500

HEALTH CARE (SPECIALIZED SERVICES)--2.3%
ALZA Corp.(b)...........................               30,000      1,567,500

42                     See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                                                      SHARES       VALUE
                                                     --------   ------------
HEALTH CARE (SPECIALIZED SERVICES)--CONTINUED
PAREXEL International Corp.(b)..........               30,000   $    750,000
                                                                ------------
                                                                   2,317,500
                                                                ------------

INSURANCE (MULTI-LINE)--3.1%
Annuity and Life Re (Holdings) Ltd......               56,250      1,518,750
Scottish Annuity & Life Holdings
Ltd.(b).................................              119,000      1,636,250
                                                                ------------
                                                                   3,155,000
                                                                ------------

INVESTMENT BANKING/BROKERAGE--0.8%
Donaldson, Lufkin & Jenrette, Inc.......               20,000        820,000

LEISURE TIME (PRODUCTS)--7.1%
Action Performance Companies, Inc.(b)...               83,000      2,936,125
International Speedway Corp. Class A....              105,000      4,252,500
                                                                ------------
                                                                   7,188,625
                                                                ------------
OIL & GAS (EXPLORATION & PRODUCTION)--4.2%
Pinnacle Oil International, Inc.(b).....              224,500      4,265,500

RAILROADS--1.8%
Kansas City Southern Industries, Inc....               38,000      1,869,125

RESTAURANTS--4.9%
CKE Restaurants, Inc....................               86,900      2,558,119
Cheesecake Factory, Inc. (The)(b).......               80,000      2,372,500
                                                                ------------
                                                                   4,930,619
                                                                ------------

RETAIL (COMPUTERS & ELECTRONICS)--1.3%
CDW Computer Centers, Inc.(b)...........               13,800      1,323,937

RETAIL (FOOD CHAINS)--2.9%
Whole Foods Market, Inc.(b).............               60,000      2,902,500

RETAIL (GENERAL MERCHANDISE)--10.5%
99 Cents Only Stores(b).................               62,500      3,070,312
Bed, Bath & Beyond, Inc.(b).............              122,000      4,163,250
Cost Plus, Inc.(b)......................               67,900      2,130,363
Lands' End, Inc.(b).....................               18,500        498,344
Smart & Final, Inc......................               75,000        721,875
                                                                ------------
                                                                  10,584,144
                                                                ------------

RETAIL (SPECIALTY)--10.7%
Claire's Stores, Inc....................              100,000      2,050,000

                                                      SHARES       VALUE
                                                     --------   ------------
RETAIL (SPECIALTY)--CONTINUED
Lithia Motors, Inc. Class A(b)..........               55,000   $    907,500
MSC Industrial Direct Co., Inc. Class
A(b)....................................              120,000      2,715,000
Restoration Hardware, Inc.(b)...........              113,000      3,036,875
Sonic Automotive, Inc.(b)...............               45,000      1,549,688
United Auto Group, Inc.(b)..............               55,000        505,313
                                                                ------------
                                                                  10,764,376
                                                                ------------

SAVINGS & LOAN COMPANIES--0.6%
Staten Island Bancorp, Inc..............               30,000        598,125

SERVICES (ADVERTISING/MARKETING)--1.6%
Abacus Direct Corp.(b)..................               35,000      1,592,500

SERVICES (COMMERCIAL & CONSUMER)--7.1%
Budget Group, Inc. Class A(b)...........               80,400      1,276,350
MAXIMUS, Inc.(b)........................               30,000      1,110,000
United Rentals (North America),
Inc.(b).................................              144,000      4,770,000
                                                                ------------
                                                                   7,156,350
                                                                ------------

SERVICES (DATA PROCESSING)--2.4%
NCO Group, Inc.(b)......................               53,000      2,385,000

TELECOMMUNICATIONS (CELLULAR/WIRELESS)--1.1%
WinStar Communications, Inc.(b).........               28,000      1,092,000
- ----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $74,530,617)                                     97,958,350
- ----------------------------------------------------------------------------

FOREIGN COMMON STOCKS--1.0%

OIL & GAS (EXPLORATION & PRODUCTION)--1.0%
Encal Energy Ltd. (Canada)(b)...........              270,200      1,002,734
- ----------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $987,612)                                         1,002,734
- ----------------------------------------------------------------------------

TOTAL INVESTMENTS--98.1%
(IDENTIFIED COST $75,518,229)                                       98,961,084(a)
Cash and receivables, less liabilities--1.9%                         1,879,463
                                                                --------------
NET ASSETS--100.0%                                              $  100,840,547
                                                                --------------
                                                                --------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $25,127,406 and gross depreciation of $2,161,509 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $75,995,187.
(b)  Non-income producing.

                       See Notes to Financial Statements                      43

Phoenix-Engemann Small & Mid-Cap Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS
Investment securities at value
  (Identified cost $75,518,229)                               $  98,961,084
Cash                                                              2,051,179
Receivables
  Fund shares sold                                                  646,150
  Dividends and interest                                             17,016
                                                              -------------
    Total assets                                                101,675,429
                                                              -------------
LIABILITIES
Payables
  Investment securities purchased                                   473,434
  Fund shares repurchased                                            94,465
  Distribution fee                                                  122,081
  Investment advisory fee                                            69,667
  Administration fee                                                 42,614
  Trustees' fee                                                       6,812
Accrued expenses                                                     25,809
                                                              -------------
    Total liabilities                                               834,882
                                                              -------------
NET ASSETS                                                    $ 100,840,547
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest                 88,412,046
Accumulated net realized loss                                   (11,014,354)
Net unrealized appreciation                                      23,442,855
                                                              -------------
NET ASSETS                                                    $ 100,840,547
                                                              -------------
                                                              -------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $54,186,652)                2,250,328
Net asset value per share                                            $24.08
Offering price per share $24.08/(1-4.75%)                            $25.28
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $31,631,170)                1,337,864
Net asset value and offering price per share                         $23.64
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $15,022,725)                  635,861
Net asset value and offering price per share                         $23.63

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
Dividends                                                     $     141,693
Interest                                                            160,603
                                                              -------------
    Total investment income                                         302,296
                                                              -------------
EXPENSES
Investment advisory fee                                             740,594
Distribution fee, Class A                                           102,801
Distribution fee, Class B                                           236,341
Distribution fee, Class C                                           118,976
Distribution fee, Class M                                               426
Administration                                                      433,926
Professional                                                         27,083
Trustees                                                             14,648
                                                              -------------
    Total expenses                                                1,674,795
    Less expenses borne by investment adviser                       (41,731)
                                                              -------------
    Net expenses                                                  1,633,064
                                                              -------------
NET INVESTMENT LOSS                                              (1,330,768)
                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on securities                                 (10,304,077)
Net realized gain on foreign currency transactions                      375
Net change in unrealized appreciation (depreciation) on
  investments                                                    22,375,638
                                                              -------------
NET GAIN ON INVESTMENTS                                          12,071,936
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $  10,741,168
                                                              -------------
                                                              -------------

44                     See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                           Year Ended
                                                            12/31/97
                                           Year Ended     (Rounded to
                                            12/31/98       thousands)
                                          -------------   ------------
FROM OPERATIONS
  Net investment income (loss)            $  (1,330,768)  $   (498,000)
  Net realized gain (loss)                  (10,303,702)     4,530,000
  Net change in unrealized appreciation
    (depreciation)                           22,375,638        698,000
                                          -------------   ------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                               10,741,168      4,730,000
                                          -------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  In excess of accumulated net realized
    gains, Class A                              (48,557)    (2,443,000)
  In excess of accumulated net realized
    gains, Class B                              (28,857)    (1,543,000)
  In excess of accumulated net realized
    gains, Class C                              (13,819)      (718,000)
                                          -------------   ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS               (91,233)    (4,704,000)
                                          -------------   ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares
    (1,832,747 and 1,013,000 shares,
    respectively)                            39,721,245     21,556,000
  Net asset value of shares issued from
    reinvestment of distributions
    (2,097 and 115,000 shares,
    respectively)                                46,145      2,307,000
  Cost of shares repurchased (901,103
    and 239,000 shares, respectively)       (19,287,058)    (4,740,000)
                                          -------------   ------------
Total                                        20,480,332     19,123,000
                                          -------------   ------------
CLASS B
  Proceeds from sales of shares (776,437
    and 706,000 shares, respectively)        16,692,888     15,726,000
  Net asset value of shares issued from
    reinvestment of distributions
    (1,267 and 67,000 shares,
    respectively)                                27,357      1,327,000
  Cost of shares repurchased (268,731
    and 25,000 shares, respectively)         (5,454,844)      (514,000)
                                          -------------   ------------
Total                                        11,265,401     16,539,000
                                          -------------   ------------
CLASS C
  Proceeds from sales of shares (389,879
    and 364,000 shares, respectively)         8,174,670      7,688,000
  Net asset value of shares issued from
    reinvestment of distributions
    (580 and 33,000 shares,
    respectively)                                12,526        659,000
  Cost of shares repurchased (141,833
    and 13,000 shares, respectively)         (2,899,692)      (279,000)
                                          -------------   ------------
Total                                         5,287,504      8,068,000
                                          -------------   ------------
CLASS M
  Proceeds from sales of shares (5,260
    and 0 shares, respectively)                 110,536             --
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 0 shares, respectively)                   --             --
  Cost of shares repurchased (5,260 and
    0 shares, respectively)                    (102,183)            --
                                          -------------   ------------
Total                                             8,353             --
                                          -------------   ------------
  INCREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                             37,041,590     43,730,000
                                          -------------   ------------
  NET INCREASE IN NET ASSETS                 47,691,525     43,756,000
NET ASSETS
  Beginning of period                        53,149,022      9,393,000
                                          -------------   ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME OF
    $0 AND $0, RESPECTIVELY]              $ 100,840,547   $ 53,149,000
                                          -------------   ------------
                                          -------------   ------------

                       See Notes to Financial Statements                      45

Phoenix-Engemann Small & Mid-Cap Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                CLASS A
                                ------------------------------------------------------------------------
                                                                                                INCEPTION
                                                 YEAR ENDED DECEMBER 31                         10/10/94
                                --------------------------------------------------------        THROUGH
                                    1998            1997            1996            1995        12/31/94
Net asset value, beginning of
  period                        $  21.09        $  18.39        $  14.90        $  12.07        $  10.00
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)     (0.30)(1)(7)    (0.31)(1)(2)    (0.12)(1)(3)     0.22(1)(3)      0.07(1)(3)
  Net realized and unrealized
    gain (loss)                     3.31            5.07            7.45            2.87            2.00
                                --------        --------        --------        --------        --------
      TOTAL FROM INVESTMENT
        OPERATIONS                  3.01            4.76            7.33            3.09            2.07
                                --------        --------        --------        --------        --------
LESS DISTRIBUTIONS
  Dividends from net
    investment income                 --              --           (0.28)          (0.08)             --
  Dividends from net realized
    gains                             --           (2.06)          (3.56)          (0.18)             --
  In excess of accumulated net
    realized gains                 (0.02)             --              --              --              --
                                --------        --------        --------        --------        --------
  TOTAL DISTRIBUTIONS              (0.02)          (2.06)          (3.84)          (0.26)             --
                                --------        --------        --------        --------        --------
Change in net asset value           2.99            2.70            3.49            2.83            2.07
                                --------        --------        --------        --------        --------
NET ASSET VALUE, END OF PERIOD  $  24.08        $  21.09        $  18.39        $  14.90        $  12.07
                                --------        --------        --------        --------        --------
                                --------        --------        --------        --------        --------
Total return(4)                    14.29%          26.41%(2)       52.37%(3)       25.68%(3)       20.70%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                    $54,187         $27,771          $7,859          $1,742            $121

RATIO TO AVERAGE NET ASSETS
  OF:
  Operating expenses                1.78%           1.80%(2)        1.10%(3)          --%(3)          --%(5)
  Net investment income (loss)     (1.39)%         (1.40)%(2)      (0.70)%(3)       1.50%(3)        2.60%(5)
Portfolio turnover                   147%          313.5%          297.1%          121.4%          157.9%

                                                     CLASS B
                                  ----------------------------------------------
                                              YEAR ENDED DECEMBER 31
                                  ----------------------------------------------
                                        1998              1997              1996
Net asset value, beginning of
  period                          $    20.87        $    18.35        $    16.44(6)
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)         (0.45)(1)(7)      (0.46)(1)(2)      (0.32)(1)
  Net realized and unrealized
    gain (loss)                         3.24              5.04              2.43
                                       -----             -----             -----
      TOTAL FROM INVESTMENT
        OPERATIONS                      2.79              4.58              2.11
                                       -----             -----             -----
LESS DISTRIBUTIONS
  Dividends from net
    investment income                     --                --                --
  Dividends from net realized
    gains                                 --             (2.06)            (0.20)
  In excess of accumulated net
    realized gains                     (0.02)               --                --
                                       -----             -----             -----
  TOTAL DISTRIBUTIONS                  (0.02)            (2.06)            (0.20)
                                       -----             -----             -----
Change in net asset value               2.77              2.52              1.91
                                       -----             -----             -----
NET ASSET VALUE, END OF PERIOD    $    23.64        $    20.87        $    18.35
                                       -----             -----             -----
                                       -----             -----             -----
Total return(4)                        13.39%            25.49%(2)         12.84%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                        $31,631           $17,298            $1,480

RATIO TO AVERAGE NET ASSETS
  OF:
  Operating expenses                    2.53%             2.60%(2)          2.60%(5)
  Net investment income (loss)         (2.14)%           (2.10)%(2)        (2.20)%(5)
Portfolio turnover                       147%            313.5%            297.1%

46                     See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                     CLASS C
                                  ----------------------------------------------
                                              YEAR ENDED DECEMBER 31
                                  ----------------------------------------------
                                        1998              1997              1996
Net asset value, beginning of
  period                          $    20.87        $    18.35        $    17.99(6)
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)         (0.45)(1)(7)      (0.47)(1)(2)      (0.29)(1)
  Net realized and unrealized
    gain (loss)                         3.23              5.05              0.85
                                       -----             -----             -----
      TOTAL FROM INVESTMENT
       OPERATIONS                       2.78              4.58              0.56
                                       -----             -----             -----
LESS DISTRIBUTIONS
  Dividends from net
    investment income                     --                --                --
  Dividends from net realized
    gains                                 --             (2.06)            (0.20)
  In excess of accumulated net
    realized gains                     (0.02)               --                --
                                       -----             -----             -----
  TOTAL DISTRIBUTIONS                  (0.02)            (2.06)            (0.20)
                                       -----             -----             -----
Change in net asset value               2.76              2.52              0.36
                                       -----             -----             -----
NET ASSET VALUE, END OF PERIOD    $    23.63        $    20.87        $    18.35
                                       -----             -----             -----
                                       -----             -----             -----
Total return(4)                        13.34%            25.49%(2)          3.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                        $15,023            $8,080               $54

RATIO TO AVERAGE NET ASSETS
  OF:
  Operating expenses                    2.53%             2.60%(2)          2.60%(5)
  Net investment income (loss)         (2.14)%           (2.10)%(2)        (2.20)%(5)
Portfolio turnover                       147%            313.5%            297.1%

     The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Small & Mid-Cap Growth Fund. Such information is based on the Fund's audited financial statements for the years presented.
(1)  Computed using average shares outstanding.
(2) These amounts reflect the impact of a waiver of administration fees of $1,128. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $(.31), $(.46) and $(.47), respectively, 26.41%, 25.49% and 25.49%, respectively, and 1.8%,
     2.6% and 2.6%, respectively, and (1.4)%, (2.1)% and (2.1)%, respectively.
(3) These amounts reflect the impact of a waiver of Manager fees of $18,499, $13,443, and $585 for the periods ended December 31, 1996, 1995 and 1994, respectively, and the Manager's reimbursement for income taxes of $6,654 during 1994. Had the waivers and reimbursement not been made, net investment income (loss) per share, total return (not annualized for the period ended December 31, 1994) and the ratios of expenses and net investment income (loss) to average net assets (annualized for the period ended December 31, 1994) would have been $(.25), 51.35%, 1.9% and (1.4)%, respectively, $(.11), 23.40%, 2.3% and (0.8)%, respectively, and $(.01),
     15.10%, 22.1% (2.3% if only normal and recurring expenses are taken into account) and (0.4)%, respectively, for the periods ended December 31, 1996, 1995 and 1994, respectively.
(4) Total return measures the change in the value of an investment during each of the years presented and does not include the impact of paying any applicable front-end or contingent deferred sales charge. Total return for the periods ended December 31, 1996 (Class B and Class C only) and December 31, 1994 have not been annualized.
(5)  Annualized.
(6) The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, September 18, 1996 and October 8, 1996, respectively.
(7) Includes reimbursement of operating expenses by investment adviser of $0.01.

                       See Notes to Financial Statements                      47

                        INVESTMENTS AT DECEMBER 31, 1998

                                                     SHARES       VALUE
                                                     -------   ------------
COMMON STOCKS--96.5%
AUTO PARTS & EQUIPMENT--3.8%
Dana Corp...............................             33,700    $  1,377,487
AUTOMOBILES--9.0%
Ford Motor Co...........................             26,700       1,566,956
General Motors Corp.....................             22,900       1,638,781
                                                               ------------
                                                                  3,205,737
                                                               ------------
BUILDING MATERIALS--4.0%
Armstrong World Industries, Inc.........             23,500       1,417,344

CHEMICALS--6.9%
Dow Chemical Co. (The)..................             14,700       1,336,781
Eastman Chemical Co.....................             24,900       1,114,275
                                                               ------------
                                                                  2,451,056
                                                               ------------

CHEMICALS (SPECIALTY)--6.9%
Hercules, Inc...........................             41,800       1,144,275
Nalco Chemical Co.......................             42,600       1,320,600
                                                               ------------
                                                                  2,464,875
                                                               ------------

CONTAINERS (METAL & GLASS)--4.0%
Crown Cork & Seal Co., Inc..............             47,000       1,448,187

ELECTRONICS (INSTRUMENTATION)--5.9%
Tektronix, Inc..........................             70,300       2,113,394

IRON & STEEL--7.3%
Allegheny Teledyne, Inc.................             68,400       1,397,925

                                                     SHARES       VALUE
                                                     -------   ------------
IRON & STEEL--CONTINUED
USX-U. S. Steel Group...................             52,700    $  1,212,100
                                                               ------------
                                                                  2,610,025
                                                               ------------

LEISURE TIME (PRODUCTS)--5.4%
Brunswick Corp..........................             77,300       1,913,175

MACHINERY (DIVERSIFIED)--17.2%
Cooper Industries, Inc..................             30,800       1,468,775
Milacron, Inc...........................             71,200       1,370,600
SPX Corp.(b)............................             25,814       1,729,538
Timken Co. (The)........................             83,100       1,568,512
                                                               ------------
                                                                  6,137,425
                                                               ------------

MANUFACTURING (DIVERSIFIED)--7.8%
Aeroquip-Vickers, Inc...................             42,900       1,284,319
National Service Industries, Inc........             39,400       1,497,200
                                                               ------------
                                                                  2,781,519
                                                               ------------

METALS MINING--3.4%
Phelps Dodge Corp.......................             24,100       1,226,088

OIL & GAS (REFINING & MARKETING)--4.0%
Sunoco, Inc.............................             39,300       1,417,256

OIL (DOMESTIC INTEGRATED)--3.3%
Phillips Petroleum Co...................             27,900       1,189,238

TRUCKS & PARTS--7.6%
Cummins Engine Co., Inc.................             40,800       1,448,400

50                     See Notes to Financial Statements

Phoenix-Engemann Value 25 Fund

                                                     SHARES       VALUE
                                                     -------   ------------
TRUCKS & PARTS--CONTINUED
PACCAR, Inc.............................             30,500    $  1,254,313
                                                               ------------
                                                                  2,702,713
                                                               ------------
- ---------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $34,103,063)                                    34,455,519
- ---------------------------------------------------------------------------

FOREIGN COMMON STOCKS--2.4%

AUTOMOBILES--2.4%
DaimlerChrysler AG (Germany)(b).........              9,100         874,169
- ---------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $450,281)                                          874,169
- ---------------------------------------------------------------------------

TOTAL INVESTMENTS --98.9%
(IDENTIFIED COST $34,553,344)                                     35,329,688(a)
Cash and receivables, less liabilities--1.1%                         382,768
                                                               -------------
NET ASSETS--100.0%                                             $  35,712,456
                                                               -------------
                                                               -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $4,603,224 and gross depreciation of $3,896,645 for federal income tax purposes. At December 31, 1998, the aggregate cost of securities for federal income tax purposes was $34,623,109.
(b)  Non-income producing.

                       See Notes to Financial Statements                      51

Phoenix-Engemann Value 25 Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998

ASSETS
Investment securities at value
  (Identified cost $34,553,344)                               $  35,329,688
Cash                                                                394,657
Receivables
  Dividends and interest                                             83,602
  Fund shares sold                                                   37,869
                                                              -------------
    Total assets                                                 35,845,816
                                                              -------------
LIABILITIES
Payables
  Fund shares repurchased                                             6,187
  Distribution fee                                                   54,643
  Investment advisory fee                                            23,536
  Administration fee                                                 18,049
  Trustees' fee                                                       7,247
Accrued expenses                                                     23,698
                                                              -------------
    Total liabilities                                               133,360
                                                              -------------
NET ASSETS                                                    $  35,712,456
                                                              -------------
                                                              -------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  34,541,729
Undistributed net investment income                                  30,470
Accumulated net realized gain                                       363,913
Net unrealized appreciation                                         776,344
                                                              -------------
NET ASSETS                                                    $  35,712,456
                                                              -------------
                                                              -------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $18,089,672)                1,554,189
Net asset value per share                                            $11.64
Offering price per share $11.64/(1-4.75%)                            $12.22
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $10,980,753)                  947,391
Net asset value and offering price per share                         $11.59
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $6,642,031)                   573,565
Net asset value and offering price per share                         $11.58

                            STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998

INVESTMENT INCOME
Dividends                                                     $   1,092,130
Interest                                                             11,183
                                                              -------------
    Total investment income                                       1,103,313
                                                              -------------

EXPENSES
Investment advisory fee                                             329,629
Distribution fee, Class A                                            48,719
Distribution fee, Class B                                           105,179
Distribution fee, Class C                                            65,250
Distribution fee, Class M                                               500
Administration                                                      219,418
Professional                                                         24,871
Trustees                                                             14,668
                                                              -------------
    Total expenses                                                  808,234
    Less expenses borne by investment adviser                       (39,539)
                                                              -------------
    Net expenses                                                    768,695
                                                              -------------
NET INVESTMENT INCOME                                               334,618
                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   2,097,474
Net change in unrealized appreciation (depreciation) on
  investments                                                      (352,262)
                                                              -------------
NET GAIN ON INVESTMENTS                                           1,745,212
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   2,079,830
                                                              -------------
                                                              -------------

52                     See Notes to Financial Statements

Phoenix-Engemann Value 25 Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                          Year Ended
                                                           12/31/97
                                           Year Ended    (Rounded to
                                            12/31/98      thousands)
                                          ------------   ------------
FROM OPERATIONS
  Net investment income (loss)            $    334,618   $    231,000
  Net realized gain (loss)                   2,097,474      1,504,000
  Net change in unrealized appreciation
    (depreciation)                            (352,262)     1,133,000
                                          ------------   ------------
  INCREASE IN NET ASSETS RESULTING FROM
    OPERATIONS                               2,079,830      2,868,000
                                          ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A              (211,860)      (171,000)
  Net investment income, Class B               (57,698)       (37,000)
  Net investment income, Class C               (35,805)       (22,000)
  Net investment income, Class M                  (335)            --
  Net realized gains, Class A                 (869,860)      (878,000)
  Net realized gains, Class B                 (538,067)      (403,000)
  Net realized gains, Class C                 (327,380)      (221,000)
                                          ------------   ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS           (2,041,005)    (1,732,000)
                                          ------------   ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (447,148
    and 1,831,000 shares, respectively)      5,386,173     20,131,000
  Net asset value of shares issued from
    reinvestment of distributions
    (92,048 and 86,000 shares,
    respectively)                            1,040,977        977,000
  Cost of shares repurchased (673,296
    and 277,000 shares, respectively)       (7,993,719)    (3,121,000)
                                          ------------   ------------
Total                                       (1,566,569)    17,987,000
                                          ------------   ------------
CLASS B
  Proceeds from sales of shares (297,032
    and 770,000 shares, respectively)        3,568,146      8,726,000
  Net asset value of shares issued from
    reinvestment of distributions
    (39,114 and 23,000 shares,
    respectively)                              439,118        260,000
  Cost of shares repurchased (151,755
    and 30,000 shares, respectively)        (1,790,599)      (357,000)
                                          ------------   ------------
Total                                        2,216,665      8,629,000
                                          ------------   ------------
CLASS C
  Proceeds from sales of shares (249,615
    and 421,000 shares, respectively)        2,992,809      4,940,000
  Net asset value of shares issued from
    reinvestment of distributions
    (30,269 and 17,000 shares,
    respectively)                              339,363        197,000
  Cost of shares repurchased (130,943
    and 13,000 shares, respectively)        (1,510,855)      (162,000)
                                          ------------   ------------
Total                                        1,821,317      4,975,000
                                          ------------   ------------
CLASS M
  Proceeds from sales of shares (20,926
    and 0 shares, respectively)                256,291             --
  Net asset value of shares issued from
    reinvestment of distributions
    (28 and 0 shares, respectively)                335             --
  Cost of shares repurchased (20,954 and
    0 shares, respectively)                   (263,766)            --
                                          ------------   ------------
Total                                           (7,140)            --
                                          ------------   ------------
  INCREASE IN NET ASSETS FROM SHARE
    TRANSACTIONS                             2,464,273     31,591,000
                                          ------------   ------------
  NET INCREASE IN NET ASSETS                 2,503,098     32,727,000
NET ASSETS
  Beginning of period                       33,209,358        482,000
                                          ------------   ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME OF $30,470 AND
    $1,038, RESPECTIVELY]                 $ 35,712,456   $ 33,209,000
                                          ------------   ------------
                                          ------------   ------------

                       See Notes to Financial Statements                      53

Phoenix-Engemann Value 25 Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                CLASS A                                        CLASS B
                          ----------------------------------------------------     --------------------------------
                              YEAR ENDED DECEMBER 31,              INCEPTION           YEAR ENDED DECEMBER 31,
                          --------------------------------        12/17/96 TO      --------------------------------
                                  1998                1997          12/31/96               1998                1997
Net asset value,
  beginning of period     $      11.56        $      10.11        $   10.00        $      11.53        $      10.39(5)
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment
    income (loss)                 0.15(1)(6)          0.17(1)(2)         --(1)             0.06(1)(6)          0.08(1)(2)
  Net realized and
    unrealized gain
    (loss)                        0.66                1.95             0.11                0.65                1.67
                                ------              ------           ------              ------              ------
      TOTAL FROM
        INVESTMENT
        OPERATIONS                0.81                2.12             0.11                0.71                1.75
                                ------              ------           ------              ------              ------
LESS DISTRIBUTIONS
  Dividends from net
    investment income            (0.14)              (0.12)              --               (0.06)              (0.06)
  Dividends from net
    realized gains               (0.59)              (0.55)              --               (0.59)              (0.55)
                                ------              ------           ------              ------              ------
      TOTAL
        DISTRIBUTIONS            (0.73)              (0.67)              --               (0.65)              (0.61)
                                ------              ------           ------              ------              ------
Change in net asset
  value                           0.08                1.45             0.11                0.06                1.14
                                ------              ------           ------              ------              ------
NET ASSET VALUE, END
  OF PERIOD               $      11.64        $      11.56        $   10.11        $      11.59        $      11.53
                                ------              ------           ------              ------              ------
                                ------              ------           ------              ------              ------
Total return(3)                   7.23%              21.10%            1.10%               6.41%              16.97%(2)

RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (thousands)           $18,090             $19,518             $482             $10,981              $8,799

RATIO TO AVERAGE NET
  ASSETS OF:
  Operating expenses              1.75%               1.80%(2)         1.70%(4)            2.50%               2.60%(4)
  Net investment
    income (loss)                 1.25%               1.40%(2)         1.80%(4)            0.54%               0.70%(4)
Portfolio turnover                 135%               87.7%              --%                135%               87.7%

                                      CLASS C
                          --------------------------------
                              YEAR ENDED DECEMBER 31,
                          --------------------------------
                                  1998                1997
Net asset value,
  beginning of period     $      11.52        $      10.39(5)
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment
    income (loss)                 0.06(1)(6)          0.09(1)(2)
  Net realized and
    unrealized gain
    (loss)                        0.65                1.66
                                 -----               -----
      TOTAL FROM
        INVESTMENT
        OPERATIONS                0.71                1.75
                                 -----               -----
LESS DISTRIBUTIONS
  Dividends from net
    investment income            (0.06)              (0.07)
  Dividends from net
    realized gains               (0.59)              (0.55)
                                 -----               -----
      TOTAL
        DISTRIBUTIONS            (0.65)              (0.62)
                                 -----               -----
Change in net asset
  value                           0.06                1.13
                                 -----               -----
NET ASSET VALUE, END
  OF PERIOD               $      11.58        $      11.52
                                 -----               -----
                                 -----               -----
Total return(3)                   6.42%              17.01%(2)
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (thousands)            $6,642              $4,893
RATIO TO AVERAGE NET
  ASSETS OF:
  Operating expenses              2.50%               2.60%(4)
  Net investment
    income (loss)                 0.52%               0.80%(4)
Portfolio turnover                 135%               87.7%

     The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Value 25 Fund. Such information is based on the Fund's audited financial statements for the years presented.
(1)  Computed using average shares outstanding.
(2) These amounts reflect the impact of a waiver of administration fees of $789. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $.17, $.08 and $.08, respectively, 21.10%, 16.97% and 17.01%, respectively, 1.8%, 2.6% and 2.6%, respectively, and 1.4%, 0.7% and 0.8%, respectively.
(3) Total return measures the change in the value of an investment during each of the years presented and does not include the impact of paying any applicable front- end or contingent deferred sales charge. Total return for the period from inception (December 17, 1996) through December 31, 1996 has not been annualized.
(4)  Annualized.
(5) The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, January 9, 1997.
(6) Includes reimbursement of operating expenses by investment adviser of $0.01.

54                     See Notes to Financial Statements

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998

1. SIGNIFICANT ACCOUNTING POLICIES

  The Phoenix-Engemann Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. To date, six Funds are offered for sale: Phoenix-Engemann Growth Fund, Phoenix-Engemann Nifty Fifty Fund, Phoenix-Engemann Balanced Return Fund, Phoenix-Engemann Global Growth Fund, Phoenix-Engemann Small & Mid-Cap Growth Fund and Phoenix-Engemann Value 25 Fund, collectively referred to as the "Funds," are series of The Phoenix-Engemann Funds. Each Fund represents an investment in a separate diversified fund with its own investment objectives. GROWTH FUND seeks to achieve long-term capital appreciation. NIFTY FIFTY FUND seeks to achieve long-term capital appreciation by investing in approximately 50 different securities. BALANCED RETURN FUND seeks to maximize a total investment return consistent with reasonable risk through a balanced approach. GLOBAL GROWTH FUND seeks to achieve long-term growth of capital by investing in a globally diversified portfolio of equity securities. SMALL & MID-CAP GROWTH FUND seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of companies with market capitalizations below $1.5 billion. VALUE 25 FUND seeks to achieve dividend income and long-term growth of capital by investing in equity securities which the Adviser believes offer the best potential for current dividend yield and long-term capital appreciation.

  Each Fund offers Class A, Class B and Class C shares. Class M shares have been closed. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Funds are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Trust is notified. Realized gains and losses are determined on the identified cost basis. The Trust does not amortize premiums but does amortize discounts.

C. INCOME TAXES:

  Each Fund is treated as a separate taxable entity. It is the policy of each Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998 (CONTINUED)

portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in the exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  The Global Growth Fund, the Small & Mid-Cap Growth Fund and the Value 25 Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. FUTURES CONTRACTS:

  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. The Global Growth Fund, the Small & Mid-Cap Growth Fund and the Value 25 Fund may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as daily variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. OPTIONS:

  The Global Growth Fund and the Small & Mid-Cap Growth Fund may write covered options or purchase options contracts for purpose of hedging against changes in the market value of the underlying securities or foreign currencies. To a limited extent, the Value 25 Fund may buy and sell options on domestic and foreign securities indices for hedging purposes.

  Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist from the contracts.

  Each Fund may purchase options which are included in the Fund's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

I. EXPENSES:

  Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

J. LOAN AGREEMENTS:

  The Funds may invest in direct debt instruments which are invested in amounts owed by a corporation, governmental, or other borrower to lenders or lending syndicates. The Funds' investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Funds may be subject to the credit risk of both the borrower and lender that is selling the loan agreement. For loans which the Funds

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998 (CONTINUED)

are a participant, the Funds may not sell their participation in the loan without the lender's prior consent. When the Funds purchase assignments from lenders it acquires direct rights against the borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Trust, the Adviser, Roger Engemann & Associates, Inc. ("REA", or the "Adviser"), a wholly owned subsidiary of Pasadena Capital Corporation, which in turn is a wholly owned subsidiary of Phoenix Investment Partners, Ltd. a publicly-traded company 60% owned by Phoenix Home Life Mutual Insurance Company, is entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each
Fund:

                               First $50  Next $450   Over $500
                                Million    Million     Million
                               ---------  ----------  ----------
Growth Fund..................      0.90%       0.80%       0.70%
Nifty Fifty Fund.............      0.90%       0.80%       0.70%
Balanced Return Fund.........      0.80%       0.70%       0.60%
Global Growth Fund...........      1.10%       1.00%       0.90%
Small & Mid-Cap Growth
Fund.........................      1.00%       0.90%       0.80%
Value 25 Fund................      0.90%       0.80%       0.70%

  The Adviser furnishes advice and recommendations with respect to the Funds' securities portfolios, supervises the Funds' investments, provides Fund accounting and pricing, and provides the Trust's Board of Trustees with periodic and special reports on investment securities, economic conditions and other pertinent subjects. The Manager also performs various administrative and shareholder services for each Fund under separate administration agreements. All normal operating expenses of the Funds, except for fees and expenses associated with investment management services, service fees, distribution fees, Trustees' fees, audit fees and certain legal fees are paid by the Manager pursuant to the administration agreements.

  Phoenix Equity Planning Corporation ("PEPCO") an indirect majority-owned subsidiary of PHL, which serves as the national distributor of the Trust's shares has advised the Trust that it retained net selling commissions of $101,674 for Class A shares and deferred sales charges of $501,234 for Class B shares and $104,875 for Class C shares for the year ended December 31, 1998. In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares, 1.00% for Class C shares and 0.50% for Class M shares applied to the average daily net assets of each Fund. The distributor has advised the Trust that of the total amount expensed for the year ended December 31, 1998 $2,016,392 was retained by the Distributor, $2,629,819 was paid out to unaffiliated Participants and $16,306 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Administrator of the Funds, PEPCO received a fee for bookkeeping, administration, and pricing services at an annual rate of 0.60% of average daily net assets up to $50 million, 0.50% of average daily net assets of $50 million to $500 million, 0.40% of average daily net assets of $500 million through $625 million, and 0.30% of average daily net assets greater than $625 million: a minimum fee may apply.

  PEPCO has voluntarily agreed to waive, when necessary, a portion of its administration fee so that Other Operating Expenses (operating expenses excluding management fees and 12b-1 fees) do not exceed the following limits:

                            1st $50    next $450    next $125    over $625
                            million     million      million      million
                           ---------  -----------  -----------  -----------
Growth Fund..............       0.99%       0.50%        0.30%        0.30%
Nifty Fifty Fund.........       0.99%       0.50%        0.30%        0.30%
Balanced Return Fund.....       1.09%       0.60%        0.40%        0.40%
Global Growth Fund.......       0.60%       0.50%        0.40%        0.40%
Small & Mid-Cap Growth
  Fund...................       0.60%       0.50%        0.40%        0.40%
Value 25 Fund............       0.60%       0.50%        0.40%        0.40%

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent.

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the year ended December 31, 1998 (excluding U.S. Government and agency securities, short-term securities, futures contracts and forward currency contracts) aggregated the following:

                                        Purchases       Sales
                                       ------------  ------------
Growth Fund..........................  $555,311,417  $614,413,792
Nifty Fifty Fund.....................   305,753,217   290,307,238
Balanced Return Fund.................    60,122,526    53,879,018
Global Growth Fund...................    21,996,573    20,166,638
Small & Mid Cap Growth Fund..........   145,983,951   108,128,563
Value 25 Fund........................    49,499,799    48,785,988

  Purchases and sales of U.S. Government and agency securities during the year ended December 31, 1998, aggregated $35,971,164 and $39,843,599 respectively, for the Balanced Return Fund.

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 1998 (CONTINUED)

of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

5. CAPITAL LOSS CARRYOVERS
  For the fiscal year ended December 31, 1998, the following Funds had capital loss carryovers, expiring in 2006, which may be used to offset future capital gains.

Global Growth Fund.................  $ 1,742,859
Small & Mid-Cap Growth Fund........   10,519,829

  Under current tax law, capital losses realized after October 31, 1998 may be deferred and treated as occurring on the first day of the following tax year. For the calendar year ended December 31, 1998 the Global Growth Fund and the Small & Mid-Cap Growth Fund elected to defer losses occurring between November 1, 1998 and December 31, 1998 in the amount of $7,217 and $17,567, respectively. In addition, the Small & Mid-Cap Fund, Value 25 Fund, and Balanced Return Fund were able to utilize losses deferred in the prior year in the amount of $189,050, $7,087, and $247,437, respectively.

6. RECLASS OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Funds have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed net investment income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of December 31, 1998, the Funds recorded the following reclassifications to increase (decrease) the accounts listed below:

                                       Undistributed                      Capital paid
                                           net                                 in
                                        investment      Accumulated       on shares of
                                          income        net realized       beneficial
                                          (loss)        gain (loss)         interest
                                       ------------     ------------     --------------
Growth Fund........................    $ 4,059,521      $     10,516     $ (4,070,037)
Nifty Fifty Fund...................      2,852,205        (2,852,429)             224
Balanced Return Fund...............            358               172             (530)
Global Growth Fund.................        246,044           (13,986)        (232,058)
Small & Mid Cap Growth Fund........      1,330,768            10,751       (1,341,519)
Value 25 Fund......................            512              (299)            (213)

TAX INFORMATION NOTICE (UNAUDITED)

  For the fiscal year ended December 31, 1998, the following Funds distributed long-term capital gain dividends as follows:

                                                          Total
                                                        Long-Term
                                                       Distributions
                                                       ------------
Growth Fund........................................    $23,765,415
Nifty Fifty Fund...................................      6,472,127
Balanced Return Fund...............................      5,623,989
Value 25 Fund......................................        520,008

  For federal income tax purposes, a percentage of the ordinary income dividends paid by the following Funds qualify for the dividends received deduction (DRD) for corporate shareholders:

                                                   % of Ordinary
                                                      Income
                                                     Dividend
                                                     Qualified
                                                      for DRD
                                                 -----------------
Balanced Return Fund...........................           65.68%
Value 25 Fund..................................           59.50%

  This report is not authorized for distribution to prospective investors in the Phoenix-Engemann Funds unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS

[LOGO]

To the Trustees and Shareholders of
The Phoenix-Engemann Funds:

   In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Phoenix-Engemann Growth Fund, the Phoenix-Engemann Nifty Fifty Fund, the Phoenix-Engemann Balanced Return Fund, the Phoenix-Engemann Small & Mid-Cap Growth Fund, the Phoenix-Engemann Value 25 Fund and the Phoenix-Engemann Global Growth Fund (the "Funds") at December 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998, by correspondence with the custodians and brokers, provide a reasonable basis for the opinion expressed above. The financial statements of The Phoenix-Engemann Funds (except for the Phoenix-Engemann Value 25 Fund) for the year ended December 31, 1996, and prior periods were audited by other independent accountants whose report dated February 14, 1997, expressed an unqualified opinion on those statements.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts
February 11, 1999

PHOENIX-ENGEMANN FUNDS
600 North Rosemead Boulevard
Pasadena, California 91107-2133

TRUSTEES
Roger Engemann
Barry E. McKinley
Robert L. Peterson
Richard C. Taylor
Angela Wong

OFFICERS
Roger Engemann, President
Malcolm Axon, Chief Financial Officer
Tina L. Mitchell, Secretary
John S. Tilson, Vice President
Thomas N. Steenburg, General Counsel and
  Vice President

INVESTMENT ADVISERS
Roger Engemann & Associates ("REA")
600 North Rosemead Boulevard
Pasadena, California 91107-2101

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIANS
Union Bank of California
475 Sansome Street
San Francisco, California 94111

State Street Bank and Trust Company
(Global Growth Fund)
P.O. Box 351
Boston, Massachusetts 02101

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
160 Federal Street
Boston, Massachusetts 02110

HOW TO CONTACT US

The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574 (option 0)
Investment Strategy Hotline       1-800-243-4361 (option 2)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926

Internet access:
WWW.PHOENIXINVESTMENTS.COM

PHOENIX EQUITY PLANNING CORPORATION                               PRSRT STD
PO Box 2200                                                      U.S. Postage
Enfield CT 06083-2200                                                PAID
                                                                Springfield, MA
[LOGO]  PHOENIX                                                  Permit No. 444
        INVESTMENT PARTNERS

                                                                 PXP 2115 (299)

                   SEMI-ANNUAL REPORT OF THE PHOENIX-ENGEMANN
                      FUNDS FOR THE SIX-MONTH PERIOD ENDED
                                 JUNE 30, 1999

PHOENIX INVESTMENT PARTNERS

                                                    JUNE 30, 1999

ENGEMANN

SEMIANNUAL REPORT


                                                    Phoenix-Engemann
                                                    Balanced Return Fund

                                                    Phoenix-Engemann
                                                    Global Growth Fund

                                                    Phoenix-Engemann
                                                    Growth Fund

                                                    Phoenix-Engemann
                                                    Nifty Fifty Fund

                                                    Phoenix-Engemann
                                                    Small & Mid-Cap
                                                    Growth Fund

                                                    Phoenix-Engemann
                                                    Value 25 Fund

[LOGO]
PHOENIX INVESTMENT PARTNERS

MESSAGE FROM THE CHAIRMAN

DEAR SHAREHOLDER:

  We are pleased to provide this semiannual financial summary for the Phoenix-Engemann Funds for the six months ended June 30, 1999.

  If you have any questions, please contact your financial advisor or call us at 1-800-243-1574 (option 0), between 8:00 a.m. and 6:00 p.m. Eastern Time, Monday through Friday.

        [SIGNATURE]
/s/ Philip R. McLoughlin
Chairman, Phoenix Investment Partners

JUNE 30, 1999

             Mutual Funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

TABLE OF CONTENTS

Phoenix-Engemann Balanced Return Fund.....................................     3
Phoenix-Engemann Global Growth Fund.......................................    10
Phoenix-Engemann Growth Fund..............................................    18
Phoenix-Engemann Nifty Fifty Fund.........................................    25
Phoenix-Engemann Small & Mid-Cap Growth Fund..............................    32
Phoenix-Engemann Value 25 Fund............................................    39
Notes to Financial Statements.............................................    45

Phoenix-Engemann Balanced Return Fund

                          INVESTMENTS AT JUNE 30, 1999
                                  (UNAUDITED)

                                 STANDARD       PAR
                                 & POOR'S      VALUE
                                  RATING       (000)         VALUE
                                -----------  ---------   -------------

U.S. GOVERNMENT SECURITIES--27.0%

U.S. TREASURY BONDS--13.9%
U.S. Treasury Bonds 6%,
2/15/26.......................      AAA      $  17,800   $  17,348,691

U.S. TREASURY NOTES--13.1%
U.S. Treasury Notes 6.50%,
8/15/05.......................      AAA         16,000      16,451,189
- ----------------------------------------------------------------------
TOTAL U.S. GOVERNMENT SECURITIES
(IDENTIFIED COST $35,429,354)                               33,799,880
- ----------------------------------------------------------------------


                                              SHARES
                                             ---------
COMMON STOCKS--69.3%
BANKS (MAJOR REGIONAL)--2.5%
State Street Corp.............                  19,000       1,622,125
Wells Fargo Co................                  35,000       1,496,250
                                                         -------------
                                                             3,118,375
                                                         -------------

COMMUNICATIONS EQUIPMENT--6.1%
Lucent Technologies, Inc......                  50,000       3,371,875
Tellabs, Inc.(b)..............                  63,000       4,256,437
                                                         -------------
                                                             7,628,312
                                                         -------------

COMPUTERS (HARDWARE)--1.0%
Sun Microsystems, Inc.(b).....                  18,000       1,239,750

COMPUTERS (NETWORKING)--3.6%
Cisco Systems, Inc.(b)........                  70,000       4,515,000

COMPUTERS (PERIPHERALS)--2.0%
EMC Corp.(b)..................                  46,000       2,530,000

COMPUTERS (SOFTWARE & SERVICES)--8.0%
America Online, Inc.(b).......                  19,000       2,099,500
BMC Software, Inc.(b).........                  60,000       3,240,000
Microsoft Corp.(b)............                  52,000       4,689,750
                                                         -------------
                                                            10,029,250
                                                         -------------

CONSUMER FINANCE--0.8%
Countrywide Credit Industries,
Inc...........................                  25,000       1,068,750
                                              SHARES         VALUE
                                             ---------   -------------

ELECTRICAL EQUIPMENT--1.8%
General Electric Co...........                  20,000   $   2,260,000

ELECTRONICS (SEMICONDUCTORS)--6.9%
Intel Corp....................                  44,000       2,618,000
Texas Instruments, Inc........                  42,000       6,090,000
                                                         -------------
                                                             8,708,000
                                                         -------------

ENTERTAINMENT--1.6%
Walt Disney Co. (The).........                  65,000       2,002,812

FINANCIAL (DIVERSIFIED)--4.7%
American Express Co...........                  11,500       1,496,437
Citigroup, Inc................                  70,500       3,348,750
Freddie Mac...................                  19,000       1,102,000
                                                         -------------
                                                             5,947,187
                                                         -------------

HEALTH CARE (DIVERSIFIED)--2.5%
Warner-Lambert Co.............                  45,000       3,121,875

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--5.5%
Merck & Co., Inc..............                  43,000       3,182,000
Pfizer, Inc...................                  34,000       3,731,500
                                                         -------------
                                                             6,913,500
                                                         -------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.5%
Medtronic, Inc................                  40,000       3,115,000

INSURANCE (MULTI-LINE)--0.8%
American International Group,
Inc...........................                   9,000       1,053,563

INVESTMENT BANKING/BROKERAGE--0.4%
Merrill Lynch & Co., Inc......                   7,000         559,563

LODGING-HOTELS--1.3%
Carnival Corp.................                  33,000       1,600,500

PERSONAL CARE--1.8%
Avon Products, Inc............                  40,000       2,220,000

RAILROADS--1.3%
Kansas City Southern
Industries, Inc...............                  25,000       1,595,313

RETAIL (BUILDING SUPPLIES)--2.9%
Home Depot, Inc. (The)........                  57,000       3,672,938

                       See Notes to Financial Statements                       3

Phoenix-Engemann Balanced Return Fund

                                              SHARES         VALUE
                                             ---------   -------------
RETAIL (DRUG STORES)--0.8%
Walgreen Co...................                  36,000   $   1,057,500
RETAIL (GENERAL MERCHANDISE)--2.3%
Dayton Hudson Corp............                  25,000       1,625,000
Wal-Mart Stores, Inc..........                  25,000       1,206,250
                                                         -------------
                                                             2,831,250
                                                         -------------

RETAIL (SPECIALTY)--1.7%
Staples, Inc.(b)..............                  68,000       2,103,750
SERVICES (ADVERTISING/MARKETING)--1.0%
Interpublic Group of
Companies, Inc. (The).........                  14,000       1,212,750

SERVICES (COMMERCIAL & CONSUMER)--0.6%
Cendant Corp.(b)..............                  38,000         779,000

                                              SHARES         VALUE
                                             ---------   -------------

TELECOMMUNICATIONS (LONG DISTANCE)--4.9%
MCI WorldCom, Inc.(b).........                  71,000   $   6,123,750
- ----------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $52,717,230)                               87,007,688
- ----------------------------------------------------------------------

TOTAL INVESTMENTS--96.3%
(IDENTIFIED COST $88,146,584)                              120,807,568(a)
Cash and receivables, less liabilities--3.8%                 4,697,602
                                                         -------------
NET ASSETS--100.0%                                       $ 125,505,170
                                                         -------------
                                                         -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $34,901,705 and gross depreciation of $2,240,721 for federal income tax purposes. At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $88,146,584.
(b)  Non-income producing.

                       See Notes to Financial Statements

Phoenix-Engemann Balanced Return Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1999
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $88,146,584)                               $  120,807,568
Cash                                                               3,101,195
Receivables
  Investment securities sold                                       3,701,521
  Dividends and interest                                             825,544
  Fund shares sold                                                   292,407
                                                              --------------
    Total assets                                                 128,728,235
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                  2,692,581
  Fund shares repurchased                                            257,225
  Distribution fee                                                   126,739
  Investment advisory fee                                             72,055
  Administration fee                                                  52,642
  Trustees' fee                                                        3,669
Accrued expenses                                                      18,154
                                                              --------------
    Total liabilities                                              3,223,065
                                                              --------------
NET ASSETS                                                    $  125,505,170
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $   81,879,842
Undistributed net investment income                                  169,525
Accumulated net realized gain                                     10,794,819
Net unrealized appreciation                                       32,660,984
                                                              --------------
NET ASSETS                                                    $  125,505,170
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $92,072,766)                 2,481,161
Net asset value per share                                             $37.11
Offering price per share $37.11/(1-4.75%)                             $38.96
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $21,020,799)                   576,056
Net asset value and offering price per share                          $36.49
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $12,411,605)                   339,468
Net asset value and offering price per share                          $36.56

                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1999
                                  (UNAUDITED)

INVESTMENT INCOME
Interest                                                      $     925,404
Dividends                                                           167,074
                                                              -------------
    Total investment income                                       1,092,478
                                                              -------------
EXPENSES
Investment advisory fee                                             390,014
Distribution fee, Class A                                            98,513
Distribution fee, Class B                                            79,464
Distribution fee, Class C                                            48,227
Administration                                                      285,666
Professional                                                         13,796
Trustees                                                              7,273
                                                              -------------
    Total expenses                                                  922,953
                                                              -------------
NET INVESTMENT INCOME                                               169,525
                                                              -------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   7,792,721
Net change in unrealized appreciation (depreciation) on
  investments                                                    (1,199,798)
                                                              -------------
NET GAIN ON INVESTMENTS                                           6,592,923
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   6,762,448
                                                              -------------
                                                              -------------

                       See Notes to Financial Statements                       5

Phoenix-Engemann Balanced Return Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Six Months
                                              Ended
                                             6/30/99       Year Ended
                                           (Unaudited)      12/31/98
                                          -------------   ------------
FROM OPERATIONS
  Net investment income (loss)            $     169,525   $    790,648
  Net realized gain (loss)                    7,792,721      8,795,193
  Net change in unrealized appreciation
    (depreciation)                           (1,199,798)    11,029,950
                                          -------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                 6,762,448     20,615,791
                                          -------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A                     --       (718,900)
  Net investment income, Class B                     --        (51,501)
  Net investment income, Class C                     --        (31,607)
  Net realized gains, Class A                        --     (4,454,688)
  Net realized gains, Class B                        --       (700,523)
  Net realized gains, Class C                        --       (468,778)
                                          -------------   ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                    --     (6,425,997)
                                          -------------   ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (593,143
    and 511,438 shares, respectively)        21,348,490     16,268,814
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 140,176 shares, respectively)             --      4,824,840
  Cost of shares repurchased (197,226
    and 514,775 shares, respectively)        (7,065,791)   (16,514,937)
                                          -------------   ------------
Total                                        14,282,699      4,578,717
                                          -------------   ------------
CLASS B
  Proceeds from sales of shares (282,807
    and 131,818 shares, respectively)         9,987,941      4,376,531
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 20,594 shares, respectively)              --        699,581
  Cost of shares repurchased (41,685 and
    72,187 shares, respectively)             (1,464,746)    (2,275,763)
                                          -------------   ------------
Total                                         8,523,195      2,800,349
                                          -------------   ------------
CLASS C
  Proceeds from sales of shares (141,821
    and 69,806 shares, respectively)          5,021,667      2,171,650
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 13,470 shares, respectively)              --        458,553
  Cost of shares repurchased (23,333 and
    56,060 shares, respectively)               (827,126)    (1,759,923)
                                          -------------   ------------
Total                                         4,194,541        870,280
                                          -------------   ------------
CLASS M
  Proceeds from sales of shares (0 and
    3,393 shares, respectively)                      --        100,100
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 0 shares, respectively)                   --             --
  Cost of shares repurchased (0 and
    3,393 shares, respectively)                      --       (112,685)
                                          -------------   ------------
Total                                                --        (12,585)
                                          -------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS                  27,000,435      8,236,761
                                          -------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS      33,762,883     22,426,555
                                          -------------   ------------
NET ASSETS
  Beginning of period                        91,742,287     69,315,732
                                          -------------   ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $169,525 AND $0, RESPECTIVELY]        $ 125,505,170   $ 91,742,287
                                          -------------   ------------
                                          -------------   ------------

6                      See Notes to Financial Statements

Phoenix-Engemann Balanced Return Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                    CLASS A
                                --------------------------------------------------------------------------------
                                SIX MONTHS
                                  ENDED                             YEAR ENDED DECEMBER 31,
                                 6/30/99       -----------------------------------------------------------------
                                (UNAUDITED)       1998          1997          1996          1995          1994
Net asset value, beginning of
  period                         $   34.83     $     29.05     $ 28.08       $ 25.39       $ 20.54       $ 21.97
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)        0.09(1)         0.40        0.30(1)(2)    0.29(1)(3)    0.27(1)       0.39(1)
  Net realized and unrealized
    gain (loss)                       2.19            8.03        4.98          4.23          5.31         (1.36)
                                     -----           -----     -------       -------       -------       -------
      TOTAL FROM INVESTMENT
        OPERATIONS                    2.28            8.43        5.28          4.52          5.58         (0.97)
                                     -----           -----     -------       -------       -------       -------
LESS DISTRIBUTIONS
  Dividends from net
    investment income                   --           (0.40)      (0.32)        (0.30)        (0.29)        (0.46)
  Dividends from net realized
    gains                               --           (2.25)      (3.99)        (1.53)        (0.44)           --
                                     -----           -----     -------       -------       -------       -------
      TOTAL DISTRIBUTIONS               --           (2.65)      (4.31)        (1.83)        (0.73)        (0.46)
                                     -----           -----     -------       -------       -------       -------
Change in net asset value             2.28            5.78        0.97          2.69          4.85         (1.43)
                                     -----           -----     -------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD      $37.11          $34.83      $29.05        $28.08        $25.39        $20.54
                                     -----           -----     -------       -------       -------       -------
                                     -----           -----     -------       -------       -------       -------
Total return(4)                       6.55%(7)       29.12%      18.98%(2)     17.78%(3)     27.18%        (4.43)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                      $92,073         $72,620     $56,610       $51,947       $52,028       $53,047
RATIO TO AVERAGE NET ASSETS
  OF:
  Operating expenses                  1.58%(6)        1.63%        1.7%(2)       2.0%(3)       2.1%          2.1%
  Net investment income (loss)        0.51%(6)        1.15%        1.0%(2)       1.1%(3)       1.2%          1.8%
Portfolio turnover                      20%(7)        124%        40.3%         35.1%         51.1%         28.2%

     The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Balanced Return Fund. Such information is based on the Fund's audited financial statements for the years presented.
(1)  Computed using average shares outstanding.
(2) These amounts reflect the impact of a waiver of administration fees of $33,360. Absent the waiver, net investment income per share, total return and the ratios of expenses and net investment income to average net assets for Class A, Class B and Class C shares would have been $.29, $.06 and $.06, respectively, 18.98%, 18.15% and 18.11%, respectively, 1.7%, 2.5% and
     2.5%, respectively, and 0.9%, 0.2% and 0.2%, respectively.
(3) These amounts reflect the impact of a waiver of administration fees of $55,000. Absent the waiver, net investment income per share, total return and the ratios of expenses and net investment income to average net assets for Class A, Class B and Class C shares would have been $.27, $.06 and $.06, respectively, 17.66%, 16.74% and 16.71%, respectively, 2.1%, 2.8% and
     2.8%, respectively, and 1.0%, 0.2% and 0.2%, respectively.
(4) Total return measures the change in the value of an investment during each of the years presented and does not include the impact of paying any applicable front- end or contingent deferred sales charge.
(5)  Inception date for Class B and Class C is January 3, 1994.
(6)  Annualized.
(7)  Not annualized.

                       See Notes to Financial Statements

Phoenix-Engemann Balanced Return Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                    CLASS B
                                --------------------------------------------------------------------------------
                                SIX MONTHS
                                  ENDED                             YEAR ENDED DECEMBER 31,
                                 6/30/99       -----------------------------------------------------------------
                                (UNAUDITED)       1998          1997          1996          1995         1994(5)
Net asset value, beginning of
  period                            $34.37          $28.76      $27.85        $25.26        $20.49        $21.89
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)       (0.04)(1)        0.13        0.08(1)(2)    0.09(1)(3)    0.08(1)       0.26(1)
  Net realized and unrealized
    gain (loss)                       2.16            7.91        4.93          4.16          5.29         (1.32)
                                     -----           -----     -------       -------       -------       -------
      TOTAL FROM INVESTMENT
        OPERATIONS                    2.12            8.04        5.01          4.25          5.37         (1.06)
                                     -----           -----     -------       -------       -------       -------
LESS DISTRIBUTIONS
  Dividends from net
    investment income                   --           (0.18)      (0.11)        (0.13)        (0.16)        (0.34)
  Dividends from net realized
    gains                               --           (2.25)      (3.99)        (1.53)        (0.44)           --
                                     -----           -----     -------       -------       -------       -------
      TOTAL DISTRIBUTIONS               --           (2.43)      (4.10)        (1.66)        (0.60)        (0.34)
                                     -----           -----     -------       -------       -------       -------
Change in net asset value             2.12            5.61        0.91          2.59          4.77         (1.40)
                                     -----           -----     -------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD      $36.49          $34.37      $28.76        $27.85        $25.26        $20.49
                                     -----           -----     -------       -------       -------       -------
                                     -----           -----     -------       -------       -------       -------
Total return(4)                       6.17%(7)       28.06%      18.15%(2)     16.82%(3)     26.20%        (4.85)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (thousands)                    $21,021         $11,512      $7,125        $4,609        $2,721        $1,223
RATIO TO AVERAGE NET ASSETS
  OF:
  Operating expenses                  2.34%(6)        2.38%        2.4%(2)       2.7%(3)       2.9%          2.9%
  Net investment income (loss)       (0.23)%(6)       0.39%        0.3%(2)       0.3%(3)       0.3%          1.3%
Portfolio turnover                      20%(7)        124%        40.3%         35.1%         51.1%         28.2%

8                      See Notes to Financial Statements

Phoenix-Engemann Balanced Return Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                    CLASS C
                                --------------------------------------------------------------------------------
                                SIX MONTHS
                                  ENDED                             YEAR ENDED DECEMBER 31,
                                 6/30/99       -----------------------------------------------------------------
                                (UNAUDITED)       1998          1997          1996          1995         1994(5)
Net asset value, beginning of
  period                         $   34.44     $     28.80     $ 27.88       $ 25.28       $ 20.48       $ 21.89
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)       (0.04)(1)        0.14        0.08(1)(2)    0.09(1)(3)    0.07(1)       0.25(1)
  Net realized and unrealized
    gain (loss)                       2.16            7.92        4.92          4.16          5.30         (1.31)
                                     -----           -----     -------       -------       -------       -------
      TOTAL FROM INVESTMENT
        OPERATIONS                    2.12            8.06        5.00          4.25          5.37         (1.06)
                                     -----           -----     -------       -------       -------       -------
LESS DISTRIBUTIONS
  Dividends from net
    investment income                   --           (0.17)      (0.09)        (0.12)        (0.13)        (0.35)
  Dividends from net realized
    gains                               --           (2.25)      (3.99)        (1.53)        (0.44)           --
                                     -----           -----     -------       -------       -------       -------
      TOTAL DISTRIBUTIONS               --           (2.42)      (4.08)        (1.65)        (0.57)        (0.35)
                                     -----           -----     -------       -------       -------       -------
Change in net asset value             2.12            5.64        0.92          2.60          4.80         (1.41)
                                     -----           -----     -------       -------       -------       -------
NET ASSET VALUE, END OF PERIOD      $36.56          $34.44      $28.80        $27.88        $25.28        $20.48
                                     -----           -----     -------       -------       -------       -------
                                     -----           -----     -------       -------       -------       -------
Total return(4)                       6.16%(7)       28.07%      18.11%(2)     16.79%(3)     26.23%        (4.85)%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (thousands)                    $12,412          $7,610      $5,581        $4,183        $2,809        $1,449
RATIO TO AVERAGE NET ASSETS
  OF:
  Operating expenses                  2.34%(6)        2.38%        2.4%(2)       2.7%(3)       2.9%          2.9%
  Net investment income (loss)       (0.24)%(6)       0.39%        0.3%(2)       0.3%(3)       0.3%          1.3%
Portfolio turnover                      20%(7)        124%        40.3%         35.1%         51.1%         28.2%

     The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Balanced Return Fund. Such information is based on the Fund's audited financial statements for the years presented.
(1)  Computed using average shares outstanding.
(2) These amounts reflect the impact of a waiver of administration fees of $33,360. Absent the waiver, net investment income per share, total return and the ratios of expenses and net investment income to average net assets for Class A, Class B and Class C shares would have been $.29, $.06 and $.06, respectively, 18.98%, 18.15% and 18.11%, respectively, 1.7%, 2.5% and
     2.5%, respectively, and 0.9%, 0.2% and 0.2%, respectively.
(3) These amounts reflect the impact of a waiver of administration fees of $55,000. Absent the waiver, net investment income per share, total return and the ratios of expenses and net investment income to average net assets for Class A, Class B and Class C shares would have been $.27, $.06 and $.06, respectively, 17.66%, 16.74% and 16.71%, respectively, 2.1%, 2.8% and
     2.8%, respectively, and 1.0%, 0.2% and 0.2%, respectively.
(4) Total return measures the change in the value of an investment during each of the years presented and does not include the impact of paying any applicable front- end or contingent deferred sales charge.
(5)  Inception date for Class B and Class C is January 3, 1994.
(6)  Annualized.
(7)  Not annualized.

                       See Notes to Financial Statements

Phoenix-Engemann Global Growth Fund

                          INVESTMENTS AT JUNE 30, 1999
                                  (UNAUDITED)

                                                       SHARES         VALUE
                                                     -----------   ------------

FOREIGN COMMON STOCKS--50.3%
FINLAND--5.1%
Nokia Oyj Sponsored ADR Class A
(Communications Equipment)..............                  12,200   $  1,117,062

FRANCE--6.8%
AXA Sponsored ADR (Insurance
(Life/Health))..........................                   4,800        299,100
Alcatel SA ADR (Communications
Equipment)..............................                  10,100        286,588
Rhone-Poulenc Class A (Chemicals
(Diversified))..........................                   6,000        274,173
Vivendi (Manufacturing (Diversified))...                   7,500        607,546
                                                                   ------------
                                                                      1,467,407
                                                                   ------------
GERMANY--4.1%
DaimlerChrysler AG (Automobiles)........                   3,758        333,992
Siemens AG (Electronics (Component
Distributors))..........................                   4,100        316,269
Volkswagen AG (Automobiles).............                   3,900        249,763
                                                                   ------------
                                                                        900,024
                                                                   ------------
IRELAND--2.4%
Allied Irish Banks PLC Sponsored ADR
(Banks (Money Center))..................                   6,900        188,025

Elan Corp. PLC Sponsored ADR (Health
Care (Drugs-Major
Pharmaceuticals))(b)....................                  12,200        338,550
                                                                   ------------
                                                                        526,575
                                                                   ------------

ITALY--3.7%
Luxottica Group SPA Sponsored ADR
(Health Care (Medical Products &
Supplies))..............................                  25,000        389,063

Telecom Italia SPA Sponsored ADR
(Telecommunications (Long Distance))....                   4,000        420,750
                                                                   ------------
                                                                        809,813
                                                                   ------------
NETHERLANDS--6.8%
ING Groep NV (Financial
(Diversified))..........................                  11,862        642,227
Koninklijke (Royal) Philips Electronics
NV NY Registered Shares (Electrical
Equipment)..............................                   1,932        194,891
Koninklijke Ahold NV Spnsored ADR
(Retail (Food Chains))..................                   5,900        204,288

Unilever NV Cumulative Preference Shares
(Foods)(b)..............................                   3,100         16,624

                                                       SHARES         VALUE
                                                     -----------   ------------
NETHERLANDS--CONTINUED

Wolters Klumer NV (Publishing)..........                  10,596   $    421,794
                                                                   ------------
                                                                      1,479,824
                                                                   ------------

SINGAPORE--3.5%
Datacraft Asia Ltd. (Electronics
(Component Distributors))...............                 172,250        751,010

SWEDEN--4.2%
Telefonaktiebolaget LM Ericsson
Sponsored ADR (Communications
Equipment)..............................                  19,500        642,281

Volvo AB Sponsored ADR (Automobiles)....                   8,800        258,500
                                                                   ------------
                                                                        900,781
                                                                   ------------

SWITZERLAND--3.6%
Nestle SA Sponsored ADR (Foods).........                   2,200        198,194
Zurich Allied AG (Financial
(Diversified))..........................                   1,020        580,011
                                                                   ------------
                                                                        778,205
                                                                   ------------

UNITED KINGDOM--10.1%
Amvescap PLC Sponsored ADR (Investment
Management).............................                   8,500        395,250

Cable & Wireless Communications PLC
(Telephone)(b)..........................                   5,200        252,200

Cable & Wireless PLC (Telecommunications
(Long Distance))........................                   5,900        233,788

Hays PLC (Services (Commercial &
Consumer))..............................                  37,000        389,888
Rentokil Initial PLC (Services
(Commercial & Consumer))................                  55,500        216,523

Vodafone AirTouch PLC Sponsored ADR
(Telecommunications
(Cellular/Wireless))....................                   3,600        709,200
                                                                   ------------
                                                                      2,196,849
                                                                   ------------
- -------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $7,926,056)                                         10,927,550
- -------------------------------------------------------------------------------

10                     See Notes to Financial Statements

Phoenix-Engemann Global Growth Fund

                                                       SHARES         VALUE
                                                     -----------   ------------
COMMON STOCKS--39.0%

UNITED STATES--39.0%
America Online, Inc. (Computers
(Software & Services))(b)...............                   2,010   $    222,105

American Express Co. (Financial
(Diversified))..........................                   1,350        175,669
American International Group, Inc.
(Insurance (Multi-Line))................                     910        106,527

Avon Products, Inc. (Personal Care).....                   1,600         88,800
BMC Software, Inc. (Computers (Software
& Services))(b).........................                   4,690        253,260

Carnival Corp. (Lodging-Hotels).........                   3,830        185,755
Cendant Corp. (Services (Commercial &
Consumer))(b)...........................                   3,924         80,442

Cisco Systems, Inc. (Computers
(Networking))(b)........................                   7,030        453,435
Citigroup, Inc. (Financial
(Diversified))..........................                   6,520        309,700
Coca-Cola Co. (The) (Beverages
(Non-Alcoholic))........................                   2,025        126,562
Countrywide Credit Industries, Inc.
(Consumer Finance)......................                   2,000         85,500
Dayton Hudson Corp. (Retail (General
Merchandise))...........................                   2,715        176,475
EMC Corp. (Computers
(Peripherals))(b).......................                   3,970        218,350
Freddie Mac (Financial (Diversified))...                   5,745        333,210
General Electric Co. (Electrical
Equipment)..............................                   1,790        202,270
Gillette Co. (The) (Personal Care)......                   3,255        133,455
Home Depot, Inc. (The) (Retail (Building
Supplies))..............................                   5,320        342,808
Intel Corp. (Electronics
(Semiconductors)).......................                   5,140        305,830
Interpublic Group of Companies, Inc.
(The) (Services
(Advertising/Marketing))................                   1,300        112,613

Kansas City Southern Industries, Inc.
(Railroads).............................                   2,495        159,212
Lilly (Eli) & Co. (Health Care
(Drugs-Major Pharmaceuticals))..........                   1,970        141,101

Lucent Technologies, Inc.
(Communications Equipment)..............                   4,650        313,584
MCI WorldCom, Inc. (Telecommunications
(Long Distance))(b).....................                   7,240        624,450

                                                       SHARES         VALUE
                                                     -----------   ------------
UNITED STATES--CONTINUED

Medtronic, Inc. (Health Care (Medical
Products & Supplies))...................                   3,405   $    265,164

Merck & Co., Inc. (Health Care
(Drugs-Major Pharmaceuticals))..........                   4,160        307,840

Microsoft Corp. (Computers (Software &
Services))(b)...........................                   4,830        435,606

Pfizer, Inc. (Health Care (Drugs-Major
Pharmaceuticals)).......................                   3,210        352,297

Staples, Inc. (Retail (Specialty))(b)...                   6,350        196,453
State Street Corp. (Banks (Major
Regional))..............................                   1,815        154,956
Sun Microsystems, Inc. (Computers
(Hardware))(b)..........................                   1,800        123,975
Tellabs, Inc. (Communications
Equipment)(b)...........................                   5,500        371,594
Texas Instruments, Inc. (Electronics
(Semiconductors)).......................                   3,610        523,450

Walgreen Co. (Retail (Drug Stores)).....                   3,405        100,022
Walt Disney Co. (The) (Entertainment)...                   5,600        172,550
Warner-Lambert Co. (Health Care
(Diversified))..........................                   2,455        170,316
Wells Fargo Co. (Banks (Major
Regional))..............................                   3,610        154,327
- -------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $5,794,717)                                          8,479,663
- -------------------------------------------------------------------------------
TOTAL LONG-TERM INVESTMENTS--89.3%
(IDENTIFIED COST $13,720,773)                                        19,407,213
- -------------------------------------------------------------------------------

SHORT-TERM OBLIGATIONS--11.1%

MUTUAL FUNDS--11.1%
Phoenix Institutional Enhanced Reserves
Portfolio...............................                     246      2,406,030
- -------------------------------------------------------------------------------
TOTAL SHORT-TERM OBLIGATIONS
(IDENTIFIED COST $2,408,135)                                          2,406,030
- -------------------------------------------------------------------------------

TOTAL INVESTMENTS--100.4%
(IDENTIFIED COST $16,128,908)                                      21,813,243(a)
Cash and receivables, less liabilities--(0.4%)                        (94,592)
                                                                -------------
NET ASSETS--100.0%                                              $  21,718,651
                                                                -------------
                                                                -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $5,998,279 and gross depreciation of $356,536 for federal income tax purposes. At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $16,171,500.
(b)  Non-income producing.

                       See Notes to Financial Statements

Phoenix-Engemann Global Growth Fund

                            INDUSTRY DIVERSIFICATION
         AS A PERCENTAGE OF TOTAL VALUE OF TOTAL LONG-TERM INVESTMENTS
                                  (UNAUDITED)

Automobiles..............................................................    4.3%
Banks (Major Regional)...................................................    1.6
Banks (Money Center).....................................................    1.0
Beverages (Non-Alcoholic)................................................    0.7
Chemicals (Diversified)..................................................    1.4
Communications Equipment.................................................   14.2
Computers (Hardware).....................................................    0.6
Computers (Networking)...................................................    2.3
Computers (Peripherals)..................................................    1.1
Computers (Software & Services)..........................................    4.7
Consumer Finance.........................................................    0.4
Electrical Equipment.....................................................    2.0
Electronics (Component Distributors).....................................    5.5
Electronics (Semiconductors).............................................    4.3
Entertainment............................................................    0.9
Financial (Diversified)..................................................   10.5
Foods....................................................................    1.1
Health Care (Diversified)................................................    0.9
Health Care (Drugs-Major Pharmaceuticals)................................    5.9
Health Care (Medical Products & Supplies)................................    3.4
Insurance (Life/Health)..................................................    1.5
Insurance (Multi-Line)...................................................    0.5
Investment Management....................................................    2.0
Lodging-Hotels...........................................................    1.0
Manufacturing (Diversified)..............................................    3.1
Personal Care............................................................    1.1
Publishing...............................................................    2.2
Railroads................................................................    0.8
Retail (Building Supplies)...............................................    1.8
Retail (Drug Stores).....................................................    0.5
Retail (Food Chains).....................................................    1.1
Retail (General Merchandise).............................................    0.9
Retail (Specialty).......................................................    1.0
Services (Advertising/Marketing).........................................    0.6
Services (Commercial & Consumer).........................................    3.5
Telecommunications (Cellular/Wireless)...................................    3.7
Telecommunications (Long Distance).......................................    6.6
Telephone................................................................    1.3
                                                                           -----
                                                                           100.0%
                                                                           -----
                                                                           -----

12                     See Notes to Financial Statements

Phoenix-Engemann Global Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1999
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $16,128,908)                               $   21,813,243
Cash                                                                     316
Receivables
  Dividends and interest                                              27,709
  Fund shares sold                                                    19,912
                                                              --------------
    Total assets                                                  21,861,180
                                                              --------------

LIABILITIES
Payables
  Investment securities purchased                                     50,000
  Fund shares repurchased                                             22,596
  Distribution fee                                                    18,350
  Investment advisory fee                                             15,329
  Administration fee                                                  14,074
  Trustees' fee                                                        4,839
Accrued expenses                                                      17,341
                                                              --------------
    Total liabilities                                                142,529
                                                              --------------
NET ASSETS                                                    $   21,718,651
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $   17,415,922
Undistributed net investment loss                                    (92,278)
Accumulated net realized loss                                     (1,287,335)
Net unrealized appreciation                                        5,682,342
                                                              --------------
NET ASSETS                                                    $   21,718,651
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $12,942,024)                   544,324
Net asset value per share                                             $23.78
Offering price per share $23.78/(1-4.75%)                             $24.97
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $4,873,148)                    209,560
Net asset value and offering price per share                          $23.25
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $3,903,479)                    167,964
Net asset value and offering price per share                          $23.24

                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1999
                                  (UNAUDITED)

INVESTMENT INCOME
Dividends                                                         $  159,759
Interest                                                                 843
Foreign taxes withheld                                                (7,287)
                                                                  ----------
    Total investment income                                          153,315
                                                                  ----------

EXPENSES
Investment advisory fee                                              119,928
Distribution fee, Class A                                             16,230
Distribution fee, Class B                                             23,763
Distribution fee, Class C                                             20,289
Administration                                                        65,383
Professional                                                          11,848
Trustees                                                               7,273
                                                                  ----------
    Total expenses                                                   264,714
    Less expenses borne by investment adviser                        (19,121)
                                                                  ----------
    Net expenses                                                     245,593
                                                                  ----------
NET INVESTMENT LOSS                                                  (92,278)
                                                                  ----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                      529,051
Net realized loss on foreign currency transactions                   (17,978)
Net change in unrealized appreciation (depreciation) on
  investments                                                        908,049
Net change in unrealized appreciation (depreciation) on
  foreign currency and foreign currrency transactions                 (1,993)
                                                                  ----------
NET GAIN ON INVESTMENTS                                            1,417,129
                                                                  ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $1,324,851
                                                                  ----------
                                                                  ----------

                       See Notes to Financial Statements                      13

Phoenix-Engemann Global Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Six Months
                                             Ended
                                            6/30/99       Year Ended
                                          (Unaudited)      12/31/98
                                          ------------   ------------
FROM OPERATIONS
  Net investment income (loss)            $   (92,278)   $  (246,044)
  Net realized gain (loss)                    511,073     (1,648,700)
  Net change in unrealized appreciation
     (depreciation)                           906,056      4,510,799
                                          ------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS              1,324,851      2,616,055
                                          ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A                      --       (120,705)
  Net realized gains, Class B                      --        (41,681)
  Net realized gains, Class C                      --        (36,810)
  In excess of accumulated net realized
     gains, Class A                                --        (81,653)
  In excess of accumulated net realized
     gains, Class B                                --        (28,196)
  In excess of accumulated net realized
     gains, Class C                                --        (24,901)
                                          ------------   ------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS                 --       (333,946)
                                          ------------   ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (70,350
    and 243,697 shares, respectively)       1,623,256      5,188,236
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 8,717 shares, respectively)             --        190,194
  Cost of shares repurchased (128,077
    and 253,582 shares, respectively)      (2,941,286)    (5,341,266)
                                          ------------   ------------
Total                                      (1,318,030)        37,164
                                          ------------   ------------
CLASS B
  Proceeds from sales of shares (24,518
    and 82,048 shares, respectively)          546,014      1,741,279
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 3,137 shares, respectively)             --         67,204
  Cost of shares repurchased (30,592 and
    38,086 shares, respectively)             (685,077)      (810,368)
                                          ------------   ------------
Total                                        (139,063)       998,115
                                          ------------   ------------
CLASS C
  Proceeds from sales of shares (29,942
    and 47,457 shares, respectively)          674,152      1,013,490
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 2,766 shares, respectively)             --         59,214
  Cost of shares repurchased (57,296 and
    47,533 shares, respectively)           (1,287,431)      (985,469)
                                          ------------   ------------
Total                                        (613,279)        87,235
                                          ------------   ------------
CLASS M
  Proceeds from sales of shares (0 and
    5,050 shares, respectively)                    --        100,100
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 0 shares, respectively)                 --             --
  Cost of shares repurchased (0 and
    5,050 shares, respectively)                    --       (101,405)
                                          ------------   ------------
Total                                              --         (1,305)
                                          ------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS                (2,070,372)     1,121,209
                                          ------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS      (745,521)     3,403,318
NET ASSETS
  Beginning of period                      22,464,172     19,060,854
                                          ------------   ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    ($92,278) AND $0, RESPECTIVELY]       $21,718,651    $22,464,172
                                          ------------   ------------
                                          ------------   ------------

14                     See Notes to Financial Statements

Phoenix-Engemann Global Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                          CLASS A
                                --------------------------------------------------------------------------------------------
                                SIX MONTHS
                                  ENDED                                    YEAR ENDED DECEMBER 31
                                 6/30/99         ---------------------------------------------------------------------------
                                (UNAUDITED)             1998            1997            1996            1995            1994
Net asset value, beginning of
  period                         $   22.34       $     19.83         $ 19.06         $ 17.27         $ 14.06         $ 11.18
INCOME FROM INVESTMENT
  OPERATIONS(6)
  Net investment income (loss)       (0.07)(5)         (0.18)(1)(5)    (0.19)(1)(2)     0.03(1)(3)      0.24(1)(3)      0.10(1)(3)
  Net realized and unrealized
    gain (loss)                       1.51              3.02            2.29            3.55            3.11            2.78
                                     -----             -----         -------         -------         -------         -------
      TOTAL FROM INVESTMENT
        OPERATIONS                    1.44              2.84            2.10            3.58            3.35            2.88
                                     -----             -----         -------         -------         -------         -------
LESS DISTRIBUTIONS
  Dividends from net
    investment income                   --                --              --           (0.04)             --              --
  Dividends from net realized
    gains                               --             (0.20)          (1.33)          (1.75)          (0.14)             --
  In excess of accumulated net
    realized gains                      --             (0.13)             --              --              --              --
                                     -----             -----         -------         -------         -------         -------
      TOTAL DISTRIBUTIONS               --             (0.33)          (1.33)          (1.79)          (0.14)             --
                                     -----             -----         -------         -------         -------         -------
Change in net asset value             1.44              2.51            0.77            1.79            3.21            2.88
                                     -----             -----         -------         -------         -------         -------
NET ASSET VALUE, END OF PERIOD   $   23.78       $     22.34         $ 19.83         $ 19.06         $ 17.27         $ 14.06
                                     -----             -----         -------         -------         -------         -------
                                     -----             -----         -------         -------         -------         -------
Total return(4)                       6.45%(9)         14.35%          11.27%(2)       21.77%(3)       23.84%(3)       25.76%(3)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                      $12,942           $13,453         $11,964          $7,654          $3,203            $141

RATIO TO AVERAGE NET ASSETS
  OF:
  Operating expenses                  1.95%(8)          1.94%            2.0%(2)         0.8%(3)          --%(3)          --%(3)
  Net investment income (loss)       (0.55)%(8)        (0.81)%          (0.9)%(2)        0.1%(3)         1.4%(3)         0.8%(3)
Portfolio turnover                      18%(9)           95%           237.2%          220.3%           29.0%          479.3%

     The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Global Growth Fund. Such information is based on the Fund's audited financial statements for the years presented.
(1)  Computed using average shares outstanding.
(2) These amounts reflect the impact of a waiver of administration fees of $708. Absent the waiver, net investment income (loss) per share, total return and the ratios of expenses and net investment income (loss) to average net assets for Class A, Class B and Class C shares would have been $(.19), $(.35) and $(.37), respectively, 11.27%, 10.44% and 10.50%, respectively, 2.0%, 2.8% and 2.8%, respectively, and (0.9)%, (1.7)% and (1.8)%, respectively.
(3) These amounts reflect the impact of a waiver of Manager fees of $62,438, $42,545 and $2,784 for the periods ended December 31, 1996, 1995 and 1994, respectively, and the Manager's reimbursement for income taxes of $13,109 during 1994. Absent waivers and reimbursement, net investment income (loss) per share, total return and ratios of expenses and net investment income
     (loss) to average net assets would have been $(.21), 21.71%, 2.0% and (1.2)%, respectively, $(.15), 22.88%, 2.3% and (0.9)%, respectively, and
     $(.21), 14.40%, 10.4% (2.3% if only normal and recurring expenses are taken into account) and (1.7)% respectively, for the periods ended December 31, 1996, 1995 and 1994, respectively.
(4) Total return measures the change in the value of an investment during each of the periods presented and does not include the impact of paying any sales charge. Total return for the periods ended December 31, 1996 (Class B and Class C only) have not been annualized.
(5) Includes reimbursement of operating expenses by investment adviser of $0.02 and $0.04, respectively.
(6) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(7) The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, September 18, 1996 and October 21, 1996, respectively.
(8)  Annualized.
(9)  Not annualized.

                       See Notes to Financial Statements

Phoenix-Engemann Global Growth Fund

    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                          CLASS B
                                ------------------------------------------------------------
                                SIX MONTHS
                                  ENDED                    YEAR ENDED DECEMBER 31
                                 6/30/99         -------------------------------------------
                                (UNAUDITED)             1998            1997            1996
Net asset value, beginning of
  period                         $   21.93         $ 19.65         $ 19.04         $    17.44(7)
INCOME FROM INVESTMENT
  OPERATIONS(6)
  Net investment income (loss)       (0.15)(5)       (0.34)(1)(5)    (0.35)(1)(2)       (0.08)(1)
  Net realized and unrealized
    gain (loss)                       1.47            2.95            2.29               1.82
                                     -----         -------         -------              -----
      TOTAL FROM INVESTMENT
        OPERATIONS                    1.32            2.61            1.94               1.74
                                     -----         -------         -------              -----
LESS DISTRIBUTIONS
  Dividends from net realized
    gains                               --           (0.20)          (1.33)             (0.14)
  In excess of accumulated net
    realized gains                      --           (0.13)             --                 --
                                     -----         -------         -------              -----
      TOTAL DISTRIBUTIONS               --           (0.33)          (1.33)             (0.14)
                                     -----         -------         -------              -----
Change in net asset value             1.32            2.28            0.61               1.60
                                     -----         -------         -------              -----
NET ASSET VALUE, END OF PERIOD   $   23.25         $ 21.93         $ 19.65         $    19.04
                                     -----         -------         -------              -----
                                     -----         -------         -------              -----
Total return(4)                       6.02%(9)       13.31%          10.44%(2)           9.98%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                       $4,873          $4,730          $3,312               $874

RATIO TO AVERAGE NET ASSETS
  OF:
  Operating expenses                  2.70%(8)        2.69%            2.8%(2)           2.7%(8)
  Net investment income (loss)       (1.28)%(8)      (1.59)%          (1.7)%(2)          (1.9)%(8)
Portfolio turnover                      18%(9)          95%          237.2%             220.3%

16                     See Notes to Financial Statements

Phoenix-Engemann Global Growth Fund

    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                           CLASS C
                                -------------------------------------------------------------
                                SIX MONTHS
                                  ENDED                      YEAR ENDED DECEMBER 31
                                 6/30/99           ------------------------------------------
                                (UNAUDITED)           1998            1997               1996
Net asset value, beginning of
  period                         $   21.92         $ 19.65         $ 19.03         $    17.88(7)
INCOME FROM INVESTMENT
  OPERATIONS(6)
  Net investment income (loss)       (0.16)(5)       (0.33)(1)(5)    (0.37)(1)(2)       (0.04)(1)
  Net realized and unrealized
    gain (loss)                       1.48            2.93            2.32               1.34
                                     -----         -------         -------              -----
      TOTAL FROM INVESTMENT
        OPERATIONS                    1.32            2.60            1.95               1.30
                                     -----         -------         -------              -----
LESS DISTRIBUTIONS
  Dividends from net
    investment income                   --              --              --              (0.01)
  Dividends from net realized
    gains                               --           (0.20)          (1.33)             (0.14)
  In excess of accumulated net
    realized gains                      --           (0.13)             --                 --
                                     -----         -------         -------              -----
      TOTAL DISTRIBUTIONS               --           (0.33)          (1.33)             (0.15)
                                     -----         -------         -------              -----
Change in net asset value             1.32            2.27            0.62               1.15
                                     -----         -------         -------              -----
NET ASSET VALUE, END OF PERIOD   $   23.24         $ 21.92         $ 19.65         $    19.03
                                     -----         -------         -------              -----
                                     -----         -------         -------              -----
Total return(4)                       6.02%(9)       13.26%(2)       10.50%(2)           7.28%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                       $3,903          $4,282          $3,785               $106

RATIO TO AVERAGE NET ASSETS
  OF:
  Operating expenses                  2.70%(8)        2.69%            2.7%(2)            2.7%(8)
  Net investment income (loss)       (1.31)%(8)      (1.57)%          (1.8)%(2)          (1.6)%(8)
Portfolio turnover                      18%(9)          95%          237.2%             220.3%

     The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Global Growth Fund. Such information is based on the Fund's audited financial statements for the years presented.
(1)  Computed using average shares outstanding.
(2) These amounts reflect the impact of a waiver of administration fees of $708. Absent the waiver, net investment income (loss) per share, total return and the ratios of expenses and net investment income (loss) to average net assets for Class A, Class B and Class C shares would have been $(.19), $(.35) and $(.37), respectively, 11.27%, 10.44% and 10.50%, respectively, 2.0%, 2.8% and 2.8%, respectively, and (0.9)%, (1.7)% and (1.8)%, respectively.
(3) These amounts reflect the impact of a waiver of Manager fees of $62,438, $42,545 and $2,784 for the periods ended December 31, 1996, 1995 and 1994, respectively, and the Manager's reimbursement for income taxes of $13,109 during 1994. Absent waivers and reimbursement, net investment income (loss) per share, total return and ratios of expenses and net investment income
     (loss) to average net assets would have been $(.21), 21.71%, 2.0% and (1.2)%, respectively, $(.15), 22.88%, 2.3% and (0.9)%, respectively, and
     $(.21), 14.40%, 10.4% (2.3% if only normal and recurring expenses are taken into account) and (1.7)% respectively, for the periods ended December 31, 1996, 1995 and 1994, respectively.
(4) Total return measures the change in the value of an investment during each of the periods presented and does not include the impact of paying any sales charge. Total return for the periods ended December 31, 1996 (Class B and Class C only) have not been annualized.
(5) Includes reimbursement of operating expenses by investment adviser of $0.02 and $0.04, respectively.
(6) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(7) The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, September 18, 1996 and October 21, 1996, respectively.
(8)  Annualized.
(9)  Not annualized.

                       See Notes to Financial Statements

Phoenix-Engemann Growth Fund

                          INVESTMENTS AT JUNE 30, 1999
                                  (UNAUDITED)

                                                      SHARES         VALUE
                                                     ---------   -------------

COMMON STOCKS--93.9%

BANKS (MAJOR REGIONAL)--1.7%
Wells Fargo Co..........................               247,700   $  10,589,175
BROADCASTING (TELEVISION, RADIO & CABLE)--1.0%
Clear Channel Communications, Inc.(b)...                85,000       5,859,687

COMMUNICATIONS EQUIPMENT--9.1%
Lucent Technologies, Inc................               486,000      32,774,625
Tellabs, Inc.(b)........................               341,100      23,045,569
                                                                 -------------
                                                                    55,820,194
                                                                 -------------
COMPUTERS (HARDWARE)--2.0%
Dell Computer Corp.(b)..................               150,000       5,550,000
International Business Machines Corp....                50,000       6,462,500
                                                                 -------------
                                                                    12,012,500
                                                                 -------------

COMPUTERS (NETWORKING)--6.2%
Cisco Systems, Inc.(b)..................               592,224      38,198,448

COMPUTERS (PERIPHERALS)--3.0%
EMC Corp.(b)............................               334,000      18,370,000
COMPUTERS (SOFTWARE & SERVICES)--12.9%
America Online, Inc.(b).................               277,000      30,608,500
BMC Software, Inc.(b)...................               150,000       8,100,000
Compuware Corp.(b)......................               245,000       7,794,062
Microsoft Corp.(b)......................               362,600      32,701,988
                                                                 -------------
                                                                    79,204,550
                                                                 -------------

CONSUMER FINANCE--1.2%
MBNA Corp...............................               235,450       7,210,656

ELECTRICAL EQUIPMENT--3.1%
General Electric Co.....................               170,000      19,210,000

ELECTRONICS (SEMICONDUCTORS)--11.3%
Intel Corp..............................               252,800      15,041,600
Texas Instruments, Inc..................               374,600      54,317,000
                                                                 -------------
                                                                    69,358,600
                                                                 -------------

ENTERTAINMENT--1.1%
Time Warner, Inc........................                90,000       6,615,000

                                                      SHARES         VALUE
                                                     ---------   -------------

FINANCIAL (DIVERSIFIED)--6.8%
American Express Co.....................                94,000   $  12,231,750
Citigroup, Inc..........................               330,000      15,675,000
Freddie Mac.............................               239,150      13,870,700
                                                                 -------------
                                                                    41,777,450
                                                                 -------------

HEALTH CARE (DIVERSIFIED)--1.9%
Warner-Lambert Co.......................               170,000      11,793,750

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--5.6%
Merck & Co., Inc........................               208,200      15,406,800
Pfizer, Inc.............................               170,600      18,723,350
                                                                 -------------
                                                                    34,130,150
                                                                 -------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.9%
Medtronic, Inc..........................               150,100      11,689,038

INSURANCE (MULTI-LINE)--1.1%
American International Group, Inc.......                57,500       6,731,094

INVESTMENT BANKING/BROKERAGE--3.5%
Goldman Sachs Group, Inc. (The).........               100,000       7,225,000
Merrill Lynch & Co., Inc................               176,000      14,069,000
                                                                 -------------
                                                                    21,294,000
                                                                 -------------

LODGING-HOTELS--1.9%
Carnival Corp...........................               245,500      11,906,750

MANUFACTURING (DIVERSIFIED)--1.0%
Tyco International Ltd..................                64,000       6,064,000

RETAIL (BUILDING SUPPLIES)--3.7%
Home Depot, Inc. (The)..................               350,000      22,553,125

RETAIL (DEPARTMENT STORES)--1.8%
Kohl's Corp.(b).........................               142,700      11,014,656

RETAIL (GENERAL MERCHANDISE)--2.0%
Wal-Mart Stores, Inc....................               259,000      12,496,750

RETAIL (SPECIALTY)--2.0%
Staples, Inc.(b)........................               395,500      12,235,781

SERVICES (ADVERTISING/MARKETING)--1.1%
Interpublic Group of Companies, Inc.
(The)...................................                75,750       6,561,844

SERVICES (COMMERCIAL & CONSUMER)--1.1%
Cendant Corp.(b)........................               336,833       6,905,077

18                     See Notes to Financial Statements

Phoenix-Engemann Growth Fund

                                                      SHARES         VALUE
                                                     ---------   -------------
TELECOMMUNICATIONS (LONG DISTANCE)--5.9%
MCI WorldCom, Inc.(b)...................               420,600   $  36,276,750
- ------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $271,686,804)                                     575,879,025
- ------------------------------------------------------------------------------

TOTAL INVESTMENTS--93.9%
(IDENTIFIED COST $271,686,804)                                     575,879,025(a)
Cash and receivables, less liabilities--6.1%                        37,285,474
                                                                --------------
NET ASSETS--100.0%                                              $  613,164,499
                                                                --------------
                                                                --------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $304,727,366 and gross depreciation of $535,145 for federal income tax purposes. At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $271,686,804.
(b)  Non-income producing.

                       See Notes to Financial Statements

Phoenix-Engemann Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1999
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $271,686,804)                              $  575,879,025
Cash                                                              34,532,056
Receivables
  Investment securities sold                                       9,117,757
  Fund shares sold                                                 1,429,359
  Dividends and interest                                             221,027
                                                              --------------
    Total assets                                                 621,179,224
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                  5,847,734
  Fund shares repurchased                                            945,772
  Distribution fee                                                   583,964
  Investment advisory fee                                            381,252
  Administration fee                                                 238,071
  Trustees' fee                                                        2,415
Accrued expenses                                                      15,517
                                                              --------------
    Total liabilities                                              8,014,725
                                                              --------------
NET ASSETS                                                    $  613,164,499
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  206,838,797
Undistributed net investment loss                                 (3,500,351)
Accumulated net realized gain                                    105,633,832
Net unrealized appreciation                                      304,192,221
                                                              --------------
NET ASSETS                                                    $  613,164,499
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $494,218,040)               16,063,987
Net asset value per share                                             $30.77
Offering price per share $30.77/(1-4.75%)                             $32.30
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $78,692,524)                 2,701,421
Net asset value and offering price per share                          $29.13
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $40,253,935)                 1,381,843
Net asset value and offering price per share                          $29.13

                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1999
                                  (UNAUDITED)

INVESTMENT INCOME
Dividends                                                     $    1,090,052
Interest                                                             254,412
                                                              --------------
    Total investment income                                        1,344,464
                                                              --------------
EXPENSES
Investment advisory fee                                            2,275,284
Distribution fee, Class A                                            579,968
Distribution fee, Class B                                            356,882
Distribution fee, Class C                                            184,024
Administration                                                     1,416,830
Professional                                                          24,554
Trustees                                                               7,273
                                                              --------------
    Total expenses                                                 4,844,815
                                                              --------------
NET INVESTMENT LOSS                                               (3,500,351)
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   48,576,486
Net change in unrealized appreciation (depreciation) on
  investments                                                     33,179,357
                                                              --------------
NET GAIN ON INVESTMENTS                                           81,755,843
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   78,255,492
                                                              --------------
                                                              --------------

20                     See Notes to Financial Statements

Phoenix-Engemann Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Six Months
                                              Ended
                                             6/30/99       Year Ended
                                           (Unaudited)      12/31/98
                                          -------------   -------------
FROM OPERATIONS
  Net investment income (loss)            $  (3,500,351)  $  (4,059,521)
  Net realized gain (loss)                   48,576,486      77,363,122
  Net change in unrealized appreciation
    (depreciation)                           33,179,357      80,943,604
                                          -------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                78,255,492     154,247,205
                                          -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A                        --     (19,191,036)
  Net realized gains, Class B                        --      (3,003,744)
  Net realized gains, Class C                        --      (1,570,635)
                                          -------------   -------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                    --     (23,765,415)
                                          -------------   -------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (764,227
    and 554,463 shares, respectively)        22,520,874      12,769,077
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 665,077 shares, respectively)             --      17,245,429
  Cost of shares repurchased (1,148,879
    and 3,536,921 shares, respectively)     (33,256,510)    (79,785,149)
                                          -------------   -------------
Total                                       (10,735,636)    (49,770,643)
                                          -------------   -------------
CLASS B
  Proceeds from sales of shares (331,681
    and 245,967 shares, respectively)         9,153,505       5,372,379
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 110,700 shares, respectively)             --       2,728,756
  Cost of shares repurchased (219,312
    and 534,746 shares, respectively)        (5,937,216)    (11,527,013)
                                          -------------   -------------
Total                                         3,216,289      (3,425,878)
                                          -------------   -------------
CLASS C
  Proceeds from sales of shares (142,488
    and 164,645 shares, respectively)         3,926,384       3,582,593
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 58,568 shares, respectively)              --       1,443,709
  Cost of shares repurchased (117,414
    and 356,278 shares, respectively)        (3,209,726)     (7,561,830)
                                          -------------   -------------
Total                                           716,658      (2,535,528)
                                          -------------   -------------
CLASS M
  Proceeds from sales of shares (0 and
    4,866 shares, respectively)                      --         100,100
  Cost of shares repurchased (0 and
    4,866 shares, respectively)                      --        (108,609)
                                          -------------   -------------
Total                                                --          (8,509)
                                          -------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS                  (6,802,689)    (55,740,558)
                                          -------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS      71,452,803      74,741,232
NET ASSETS
  Beginning of period                       541,711,696     466,970,464
                                          -------------   -------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    ($3,500,351) AND $0, RESPECTIVELY]    $ 613,164,499   $ 541,711,696
                                          -------------   -------------
                                          -------------   -------------

                       See Notes to Financial Statements                      21

Phoenix-Engemann Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                           CLASS A
                                ----------------------------------------------------------------------------------------------
                                 SIX MONTHS
                                   ENDED                                    YEAR ENDED DECEMBER 31,
                                  6/30/99        -----------------------------------------------------------------------------
                                (UNAUDITED)        1998             1997             1996             1995             1994
Net asset value, beginning of
  period                          $  26.82       $   20.43        $   21.94        $   19.28        $   15.40        $   16.00
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)       (0.16)(1)       (0.16)(1)        (0.16)(1)(2)     (0.14)(1)(3)     (0.06)(1)        (0.03)(1)
  Net realized and unrealized
    gain (loss)                       4.11            7.76             3.51             4.47             4.24            (0.57)
                                ------------     ---------        ---------        ---------        ---------        ---------
      TOTAL FROM INVESTMENT
        OPERATIONS                    3.95            7.60             3.35             4.33             4.18            (0.60)
                                ------------     ---------        ---------        ---------        ---------        ---------
LESS DISTRIBUTIONS
  Dividends from net
    investment income                   --              --               --               --               --               --
  Dividends from net realized
    gains                               --           (1.21)           (4.86)           (1.67)           (0.30)              --
                                ------------     ---------        ---------        ---------        ---------        ---------
      TOTAL DISTRIBUTIONS               --           (1.21)           (4.86)           (1.67)           (0.30)              --
                                ------------     ---------        ---------        ---------        ---------        ---------
Change in net asset value             3.95            6.39            (1.51)            2.66             3.88            (0.60)
                                ------------     ---------        ---------        ---------        ---------        ---------
NET ASSET VALUE, END OF PERIOD    $  30.77       $   26.82        $   20.43        $   21.94        $   19.28        $   15.40
                                ------------     ---------        ---------        ---------        ---------        ---------
                                ------------     ---------        ---------        ---------        ---------        ---------
Total return(4)                      14.73%(7)       37.41%           16.04%(2)        22.49%(3)        27.16%           (3.75)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                     $494,218        $441,146         $383,481         $426,785         $415,416         $391,831

RATIO TO AVERAGE NET ASSETS
  OF:
  Operating expenses                  1.55%(6)        1.58%             1.6%(2)          1.6%(3)          1.6%             1.6%
  Net investment income (loss)       (1.08)%(6)      (0.72)%           (0.7)%(2)        (0.6)%(3)        (0.3)%           (0.2)%
Portfolio turnover                      27%(7)         119%            70.6%            70.1%            65.9%            53.8%

22                     See Notes to Financial Statements

Phoenix-Engemann Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                           CLASS B
                                          --------------------------------------------------------------------------
                                           SIX MONTHS
                                             ENDED                         YEAR ENDED DECEMBER 31,
                                            6/30/99      -----------------------------------------------------------
                                          (UNAUDITED)      1998            1997             1996             1995
Net asset value, beginning of period        $  25.49     $   19.61       $   21.40        $   18.99        $   15.28
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                 (0.25)(1)     (0.32)(1)       (0.34)(1)(2)     (0.31)(1)(3)     (0.20)(1)
  Net realized and unrealized gain
    (loss)                                      3.89          7.41            3.41             4.39             4.21
                                          ------------   ---------       ---------        ---------        ---------
      TOTAL FROM INVESTMENT OPERATIONS          3.64          7.09            3.07             4.08             4.01
                                          ------------   ---------       ---------        ---------        ---------
LESS DISTRIBUTIONS
  Dividends from net investment income            --            --              --               --               --
  Dividends from net realized gains               --         (1.21)          (4.86)           (1.67)           (0.30)
                                          ------------   ---------       ---------        ---------        ---------
      TOTAL DISTRIBUTIONS                         --         (1.21)          (4.86)           (1.67)           (0.30)
                                          ------------   ---------       ---------        ---------        ---------
Change in net asset value                       3.64          5.88           (1.79)            2.41             3.71
                                          ------------   ---------       ---------        ---------        ---------
NET ASSET VALUE, END OF PERIOD              $  29.13     $   25.49       $   19.61        $   21.40        $   18.99
                                          ------------   ---------       ---------        ---------        ---------
                                          ------------   ---------       ---------        ---------        ---------
Total return(4)                                14.28%(7)     36.38%          15.13%(2)        21.52%(3)        26.26%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)        $78,693       $65,986         $54,267          $49,444          $34,786

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                            2.30%(6)      2.33%            2.4%(2)          2.3%(3)          2.4%
  Net investment income (loss)                 (1.83)%(6)     (1.47)%         (1.5)%(2)        (1.5)%(3)        (1.1)%
Portfolio turnover                                27%(7)       119%           70.6%            70.1%            65.9%


                                           1994(5)
Net asset value, beginning of period      $   15.89
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                (0.14)(1)
  Net realized and unrealized gain
    (loss)                                    (0.47)
                                          ---------
      TOTAL FROM INVESTMENT OPERATIONS        (0.61)
                                          ---------
LESS DISTRIBUTIONS
  Dividends from net investment income           --
  Dividends from net realized gains              --
                                          ---------
      TOTAL DISTRIBUTIONS                        --
                                          ---------
Change in net asset value                     (0.61)
                                          ---------
NET ASSET VALUE, END OF PERIOD            $   15.28
                                          ---------
                                          ---------
Total return(4)                               (3.84)%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)       $11,349
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                            2.3%
  Net investment income (loss)                 (1.0)%
Portfolio turnover                             53.8%

The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Growth Fund. Such information is based on the Fund's audited financial statements for the years presented.
(1) Computed using average shares outstanding.
(2) These amounts reflect the impact of a waiver of administration fees of $18,196. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would not have changed.
(3) These amounts reflect the impact of a waiver of administration fees of $30,000. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $(.14), $(.31) and $(.31), respectively, 22.49%, 21.52% and 21.52%, respectively, 1.6%, 2.4%
    and 2.4%, respectively, and (0.7)%, (1.5)% and (1.5)%, respectively.
(4) Total return measures the change in the value of an investment during each of the years presented and does not include the impact of paying any applicable front- end or contingent deferred sales charge.
(5) Inception date for Class B and Class C is January 3, 1994.
(6) Annualized.
(7) Not annualized.

                       See Notes to Financial Statements                      23

Phoenix-Engemann Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                           CLASS C
                                ----------------------------------------------------------------------------------------------
                                 SIX MONTHS
                                   ENDED                                    YEAR ENDED DECEMBER 31,
                                  6/30/99         ----------------------------------------------------------------------------
                                (UNAUDITED)         1998            1997             1996             1995            1994(5)
Net asset value, beginning of
  period                          $  25.49        $   19.61       $   21.40        $   18.99        $   15.28        $   15.89
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)       (0.25)(1)        (0.32)(1)       (0.34)(1)(2)     (0.31)(1)(3)     (0.20)(1)        (0.14)(1)
  Net realized and unrealized
    gain (loss)                       3.89             7.41            3.41             4.39             4.21            (0.47)
                                ------------      ---------       ---------        ---------        ---------        ---------
      TOTAL FROM INVESTMENT
        OPERATIONS                    3.64             7.09            3.07             4.08             4.01            (0.61)
                                ------------      ---------       ---------        ---------        ---------        ---------
LESS DISTRIBUTIONS
  Dividends from net
    investment income                   --               --              --               --               --               --
  Dividends from net realized
    gains                               --            (1.21)          (4.86)           (1.67)           (0.30)              --
                                ------------      ---------       ---------        ---------        ---------        ---------
      TOTAL DISTRIBUTIONS               --            (1.21)          (4.86)           (1.67)           (0.30)              --
                                ------------      ---------       ---------        ---------        ---------        ---------
Change in net asset value             3.64             5.88           (1.79)            2.41             3.71            (0.61)
                                ------------      ---------       ---------        ---------        ---------        ---------
NET ASSET VALUE, END OF PERIOD    $  29.13        $   25.49       $   19.61        $   21.40        $   18.99        $   15.28
                                ------------      ---------       ---------        ---------        ---------        ---------
                                ------------      ---------       ---------        ---------        ---------        ---------
Total return(4)                      14.28%(7)        36.38%          15.13%(2)        21.52%(3)        26.26%           (3.84)%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                      $40,254          $34,580         $29,222          $27,239          $20,497           $6,136

RATIO TO AVERAGE NET ASSETS
  OF:
  Operating expenses                  2.30%(6)         2.33%            2.4%(2)          2.3%(3)          2.4%             2.3%
  Net investment income (loss)       (1.83)%(6)       (1.47)%          (1.5)%(2)        (1.5)%(3)        (1.1)%           (1.0)%
Portfolio turnover                      27%(7)          119%           70.6%            70.1%            65.9%            53.8%

The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Growth Fund. Such information is based on the Fund's audited financial statements for the years presented.
(1) Computed using average shares outstanding.
(2) These amounts reflect the impact of a waiver of administration fees of $18,196. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would not have changed.
(3) These amounts reflect the impact of a waiver of administration fees of $30,000. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $(.14), $(.31) and $(.31), respectively, 22.49%, 21.52% and 21.52%, respectively, 1.6%, 2.4%
    and 2.4%, respectively, and (0.7)%, (1.5)% and (1.5)%, respectively.
(4) Total return measures the change in the value of an investment during each of the years presented and does not include the impact of paying any applicable front- end or contingent deferred sales charge.
(5) Inception date for Class B and Class C is January 3, 1994.
(6) Annualized.
(7) Not annualized.

24                     See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                          INVESTMENTS AT JUNE 30, 1999
                                  (UNAUDITED)

                                                      SHARES         VALUE
                                                     ---------   -------------

COMMON STOCKS--98.4%
BANKS (MAJOR REGIONAL)--3.1%
State Street Corp.......................                25,000   $   2,134,375
Wells Fargo Co..........................               269,400      11,516,850
                                                                 -------------
                                                                    13,651,225
                                                                 -------------
BEVERAGES (NON-ALCOHOLIC)--1.0%
Coca-Cola Co. (The).....................                69,850       4,365,625

COMMUNICATIONS EQUIPMENT--7.9%
Lucent Technologies, Inc................               280,000      18,882,500
Tellabs, Inc.(b)........................               240,000      16,215,000
                                                                 -------------
                                                                    35,097,500
                                                                 -------------
COMPUTERS (HARDWARE)--2.2%
International Business Machines Corp....                34,000       4,394,500
Sun Microsystems, Inc.(b)...............                80,000       5,510,000
                                                                 -------------
                                                                     9,904,500
                                                                 -------------

COMPUTERS (NETWORKING)--4.3%
Cisco Systems, Inc.(b)..................               295,874      19,083,873
COMPUTERS (PERIPHERALS)--4.2%
EMC Corp.(b)............................               340,000      18,700,000
COMPUTERS (SOFTWARE & SERVICES)--9.8%
America Online, Inc.(b).................               126,000      13,923,000
BMC Software, Inc.(b)...................               120,000       6,480,000
Compuware Corp.(b)......................               114,000       3,626,625
Microsoft Corp.(b)......................               218,800      19,733,025
                                                                 -------------
                                                                    43,762,650
                                                                 -------------

CONSUMER FINANCE--4.1%
Countrywide Credit Industries, Inc......               105,000       4,488,750
MBNA Corp...............................               450,000      13,781,250
                                                                 -------------
                                                                    18,270,000
                                                                 -------------
ELECTRICAL EQUIPMENT--2.9%
General Electric Co.....................               115,000      12,995,000

ELECTRONICS (SEMICONDUCTORS)--9.6%
Intel Corp..............................               223,000      13,268,500

                                                      SHARES         VALUE
                                                     ---------   -------------
ELECTRONICS (SEMICONDUCTORS)--CONTINUED
Texas Instruments, Inc..................               204,000   $  29,580,000
                                                                 -------------
                                                                    42,848,500
                                                                 -------------

ENTERTAINMENT--1.8%
Time Warner, Inc........................                65,000       4,777,500
Walt Disney Co. (The)...................               111,600       3,438,675
                                                                 -------------
                                                                     8,216,175
                                                                 -------------

FINANCIAL (DIVERSIFIED)--7.2%
American Express Co.....................                40,000       5,205,000
Citigroup, Inc..........................               225,000      10,687,500
Freddie Mac.............................               168,250       9,758,500
Morgan Stanley Dean Witter & Co.........                60,000       6,150,000
                                                                 -------------
                                                                    31,801,000
                                                                 -------------

HEALTH CARE (DIVERSIFIED)--1.0%
Warner-Lambert Co.......................                65,000       4,509,375

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--7.0%
Merck & Co., Inc........................               166,600      12,328,400
Pfizer, Inc.............................               121,950      13,384,012
Schering-Plough Corp....................               100,000       5,300,000
                                                                 -------------
                                                                    31,012,412
                                                                 -------------

HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.7%
Guidant Corp.(b)........................                65,000       3,343,437
Medtronic, Inc..........................               111,300       8,667,487
                                                                 -------------
                                                                    12,010,924
                                                                 -------------

INSURANCE (MULTI-LINE)--1.9%
American International Group, Inc.......                71,000       8,311,438

INVESTMENT BANKING/BROKERAGE--2.6%
Goldman Sachs Group, Inc. (The).........                32,000       2,312,000
Merrill Lynch & Co., Inc................               116,000       9,272,750
                                                                 -------------
                                                                    11,584,750
                                                                 -------------

INVESTMENT MANAGEMENT--0.3%
Price (T. Rowe) Associates, Inc.........                40,000       1,535,000

LODGING-HOTELS--2.1%
Carnival Corp...........................               189,700       9,200,450

                       See Notes to Financial Statements                      25

Phoenix-Engemann Nifty Fifty Fund

                                                      SHARES         VALUE
                                                     ---------   -------------
MANUFACTURING (DIVERSIFIED)--0.6%
United Technologies Corp................                40,000   $   2,867,500

PERSONAL CARE--1.8%
Avon Products, Inc......................                85,000       4,717,500
Gillette Co. (The)......................                83,600       3,427,600
                                                                 -------------
                                                                     8,145,100
                                                                 -------------

RETAIL (BUILDING SUPPLIES)--4.3%
Home Depot, Inc. (The)..................               205,000      13,209,688
Lowe's Companies, Inc...................               100,300       5,685,756
                                                                 -------------
                                                                    18,895,444
                                                                 -------------
RETAIL (DEPARTMENT STORES)--0.7%
Kohl's Corp.(b).........................                40,000       3,087,500
RETAIL (DRUG STORES)--1.3%
Walgreen Co.............................               190,000       5,581,250

RETAIL (GENERAL MERCHANDISE)--3.2%
Dayton Hudson Corp......................                75,000       4,875,000
Wal-Mart Stores, Inc....................               195,000       9,408,750
                                                                 -------------
                                                                    14,283,750
                                                                 -------------

                                                      SHARES         VALUE
                                                     ---------   -------------

RETAIL (SPECIALTY)--0.9%
Staples, Inc.(b)........................               123,750   $   3,828,516

SERVICES (ADVERTISING/MARKETING)--1.2%
Interpublic Group of Companies, Inc.
(The)...................................                60,000       5,197,500

SERVICES (COMMERCIAL & CONSUMER)--1.5%
Cendant Corp.(b)........................               325,500       6,672,750

SERVICES (COMPUTER SYSTEMS)--1.1%
Electronic Data Systems Corp............                85,000       4,807,813

TELECOMMUNICATIONS (LONG DISTANCE)--6.1%
MCI WorldCom, Inc.(b)...................               315,000      27,168,750
- ------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $231,568,973)                                     437,396,270
- ------------------------------------------------------------------------------

TOTAL INVESTMENTS--98.4%
(IDENTIFIED COST $231,568,973)                                     437,396,270(a)
Cash and receivables, less liabilities--1.6%                         7,119,841
                                                                --------------
NET ASSETS--100.0%                                              $  444,516,111
                                                                --------------
                                                                --------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $205,958,059 and gross depreciation of $3,475,384 for federal income tax purposes. At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $234,913,595.
(b)  Non-income producing.

26
                       See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1999
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $231,568,973)                              $  437,396,270
Cash                                                               7,077,565
Receivables
  Investment securities sold                                       2,862,324
  Fund shares sold                                                   727,425
  Dividends and interest                                             176,341
                                                              --------------
    Total assets                                                 448,239,925
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                  2,123,936
  Fund shares repurchased                                            551,186
  Distribution fee                                                   572,970
  Investment advisory fee                                            279,929
  Administration fee                                                 176,497
Accrued expenses                                                      19,296
                                                              --------------
    Total liabilities                                              3,723,814
                                                              --------------
NET ASSETS                                                    $  444,516,111
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  202,925,959
Undistributed net investment loss                                 (2,569,057)
Accumulated net realized gain                                     38,331,912
Net unrealized appreciation                                      205,827,297
                                                              --------------
NET ASSETS                                                    $  444,516,111
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $271,540,832)                6,259,931
Net asset value per share                                             $43.38
Offering price per share $43.38/(1-4.75%)                             $45.54
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $116,273,308)                2,805,788
Net asset value and offering price per share                          $41.44
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $56,701,971)                 1,368,332
Net asset value and offering price per share                          $41.44

                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1999
                                  (UNAUDITED)

INVESTMENT INCOME
Dividends                                                     $    1,015,215
Interest                                                             283,122
                                                              --------------
    Total investment income                                        1,298,337
                                                              --------------
EXPENSES
Investment advisory fee                                            1,673,995
Distribution fee, Class A                                            317,262
Distribution fee, Class B                                            530,644
Distribution fee, Class C                                            261,807
Administration                                                     1,055,545
Professional                                                          20,868
Trustees                                                               7,273
                                                              --------------
    Total expenses                                                 3,867,394
                                                              --------------
NET INVESTMENT LOSS                                               (2,569,057)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   21,283,899
Net change in unrealized appreciation (depreciation) on
  investments                                                     26,747,882
                                                              --------------
NET GAIN ON INVESTMENTS                                           48,031,781
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $   45,462,724
                                                              --------------
                                                              --------------

                       See Notes to Financial Statements                      27

Phoenix-Engemann Nifty Fifty Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Six Months
                                              Ended
                                             6/30/99       Year Ended
                                           (Unaudited)      12/31/98
                                          -------------   -------------
FROM OPERATIONS
  Net investment income (loss)            $  (2,569,057)  $  (2,852,205)
  Net realized gain (loss)                   21,283,899      24,005,577
  Net change in unrealized appreciation
    (depreciation)                           26,747,882      76,678,083
                                          -------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                45,462,724      97,831,455
                                          -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains, Class A                        --      (3,938,869)
  Net realized gains, Class B                        --      (1,688,560)
  Net realized gains, Class C                        --        (844,698)
                                          -------------   -------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS                    --      (6,472,127)
                                          -------------   -------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (815,488
    and 1,393,163 shares, respectively)      33,397,106      45,389,712
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 94,125 shares, respectively)              --       3,589,938
  Cost of shares repurchased (613,419
    and 1,467,112 shares, respectively)     (25,424,907)    (47,556,423)
                                          -------------   -------------
Total                                         7,972,199       1,423,227
                                          -------------   -------------
CLASS B
  Proceeds from sales of shares (386,923
    and 498,534 shares, respectively)        15,291,980      15,592,450
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 40,281 shares, respectively)              --       1,473,476
  Cost of shares repurchased (187,631
    and 341,912 shares, respectively)        (7,413,218)    (10,575,072)
                                          -------------   -------------
Total                                         7,878,762       6,490,854
                                          -------------   -------------
CLASS C
  Proceeds from sales of shares (216,965
    and 213,942 shares, respectively)         8,618,837       6,658,822
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 20,953 shares, respectively)              --         766,453
  Cost of shares repurchased (149,482
    and 342,357 shares, respectively)        (5,865,677)    (10,440,823)
                                          -------------   -------------
Total                                         2,753,160      (3,015,548)
                                          -------------   -------------
CLASS M
  Proceeds from sales of shares (0 and
    3,392 shares, respectively)                      --         100,100
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 0 shares, respectively)                   --              --
  Cost of shares repurchased (0 and
    3,392 shares, respectively)                      --        (111,184)
                                          -------------   -------------
Total                                                --         (11,084)
                                          -------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS                  18,604,121       4,887,449
                                          -------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS      64,066,845      96,246,777
NET ASSETS
  Beginning of period                       380,449,266     284,202,489
                                          -------------   -------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME
    (LOSS) OF ($2,569,057) AND $0,
    RESPECTIVELY]                         $ 444,516,111   $ 380,449,266
                                          -------------   -------------
                                          -------------   -------------

28                     See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                            CLASS A
                                -----------------------------------------------------------------------------------------------
                                 SIX MONTHS
                                   ENDED                                     YEAR ENDED DECEMBER 31
                                  6/30/99         -----------------------------------------------------------------------------
                                (UNAUDITED)            1998             1997             1996             1995          1994(5)
Net asset value, beginning of
  period                            $38.80           $29.21           $26.50           $22.18           $17.30           $17.12
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)       (0.19)           (0.20)(1)        (0.20)(1)(2)     (0.12)(1)(3)     (0.05)(1)        (0.03)(1)
  Net realized and unrealized
    gain (loss)                       4.77            10.45             5.23             6.00             4.93             0.21
                                ------------      ---------        ---------        ---------        ---------        ---------
      TOTAL FROM INVESTMENT
        OPERATIONS                    4.58            10.25             5.03             5.88             4.88             0.18
                                ------------      ---------        ---------        ---------        ---------        ---------
LESS DISTRIBUTIONS
  Dividends from net
    investment income                   --               --               --               --               --               --
  Dividends from net realized
    gains                               --            (0.66)           (2.32)           (1.56)              --               --
                                ------------      ---------        ---------        ---------        ---------        ---------
      TOTAL DISTRIBUTIONS               --            (0.66)           (2.32)           (1.56)              --               --
                                ------------      ---------        ---------        ---------        ---------        ---------
Change in net asset value             4.58             9.59             2.71             4.32             4.88             0.18
                                ------------      ---------        ---------        ---------        ---------        ---------
NET ASSET VALUE, END OF PERIOD      $43.38           $38.80           $29.21           $26.50           $22.18           $17.30
                                ------------      ---------        ---------        ---------        ---------        ---------
                                ------------      ---------        ---------        ---------        ---------        ---------
Total return(4)                      11.80%(7)        35.13%           19.23%(2)        26.53%(3)        28.21%            1.05%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                     $271,541         $235,065         $176,378         $145,469         $122,322         $100,596

RATIO TO AVERAGE NET ASSETS
  OF:
  Operating expenses                  1.59%(6)         1.60%             1.6%(2)          1.7%(3)          1.9%             1.9%
  Net investment income (loss)       (0.96)%(6)       (0.61)%           (0.7)%(2)        (0.4)%(3)        (0.3)%           (0.2)%
Portfolio turnover                      29%(7)           92%            68.8%            41.9%            26.5%            23.2%

     The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Nifty Fifty Fund. Such information is based on the Fund's audited financial statements for the years presented.
(1)  Computed using average shares outstanding.
(2) These amounts reflect the impact of a waiver of administration fees of $42,459. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $(.20), $(.42) and $(.42), respectively, 19.23%, 18.33% and 18.33%, respectively, 1.6%, 2.4%
     and 2.4%, respectively, and (0.7)%, (1.5)% and (1.5)%, respectively.
(3) These amounts reflect the impact of a waiver of administration fees of $70,000. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $(.13), $(.31) and $(.31), respectively, 26.48%, 25.55% and 25.55%, respectively, 1.8%, 2.5%
     and 2.5%, respectively, and (0.5)%, (1.3)% and (1.3)%, respectively.
(4) Total return measures the change in the value of an investment during each of the years presented and does not include the impact of paying any applicable front- end or contingent deferred sales charge.
(5)  Inception date for Class B and Class C is January 3, 1994.
(6)  Annualized.
(7)  Not annualized.

                       See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                            CLASS B
                                -----------------------------------------------------------------------------------------------
                                 SIX MONTHS
                                   ENDED                                     YEAR ENDED DECEMBER 31
                                  6/30/99         -----------------------------------------------------------------------------
                                (UNAUDITED)            1998             1997             1996             1995          1994(5)
Net asset value, beginning of
  period                            $37.21           $28.24          $25.88          $21.85          $17.17         $17.02
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)       (0.32)           (0.43)(1)       (0.42)(1)(2)    (0.30)(1)(3)    (0.21)(1)      (0.14)(1)
  Net realized and unrealized
    gain (loss)                       4.55            10.06            5.10            5.89            4.89           0.29
                                ------------      ---------        --------        --------        --------        -------
      TOTAL FROM INVESTMENT
        OPERATIONS                    4.23             9.63            4.68            5.59            4.68           0.15
                                ------------      ---------        --------        --------        --------        -------
LESS DISTRIBUTIONS
  Dividends from net
    investment income                   --               --              --              --              --             --
  Dividends from net realized
    gains                               --            (0.66)          (2.32)          (1.56)             --             --
                                ------------      ---------        --------        --------        --------        -------
      TOTAL DISTRIBUTIONS               --            (0.66)          (2.32)          (1.56)             --             --
                                ------------      ---------        --------        --------        --------        -------
Change in net asset value             4.23             8.97            2.36            4.03            4.68           0.15
                                ------------      ---------        --------        --------        --------        -------
NET ASSET VALUE, END OF PERIOD      $41.44           $37.21          $28.24          $25.88          $21.85         $17.17
                                ------------      ---------        --------        --------        --------        -------
                                ------------      ---------        --------        --------        --------        -------
Total return(4)                      11.37%(7)        34.14%          18.33%(2)       25.60%(3)       27.26%          0.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                     $116,273          $96,983         $68,051         $47,143         $27,462         $6,722

RATIO TO AVERAGE NET ASSETS
  OF:
  Operating expenses                  2.34%(6)         2.35%            2.4%(2)         2.5%(3)         2.6%           2.6%
  Net investment income (loss)       (1.71)%(6)       (1.35)%          (1.4)%(2)       (1.2)%(3)       (1.0)%         (0.9)%
Portfolio turnover                      29%(7)           92%           68.8%           41.9%           26.5%          23.2%

30                     See Notes to Financial Statements

Phoenix-Engemann Nifty Fifty Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                            CLASS C
                                -----------------------------------------------------------------------------------------------
                                 SIX MONTHS
                                   ENDED                                     YEAR ENDED DECEMBER 31
                                  6/30/99         -----------------------------------------------------------------------------
                                (UNAUDITED)            1998             1997             1996             1995          1994(5)
Net asset value, beginning of
  period                            $37.21           $28.24           $25.88           $21.85           $17.17           $17.02
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)       (0.33)           (0.43)(1)        (0.42)(1)(2)     (0.30)(1)(3)     (0.21)(1)        (0.15)(1)
  Net realized and unrealized
    gain (loss)                       4.56            10.06             5.10             5.89             4.89             0.30
                                ------------      ---------        ---------        ---------        ---------        ---------
      TOTAL FROM INVESTMENT
        OPERATIONS                    4.23             9.63             4.68             5.59             4.68             0.15
                                ------------      ---------        ---------        ---------        ---------        ---------
LESS DISTRIBUTIONS
  Dividends from net
    investment income                   --               --               --               --               --               --
  Dividends from net realized
    gains                               --            (0.66)           (2.32)           (1.56)              --               --
                                ------------      ---------        ---------        ---------        ---------        ---------
      TOTAL DISTRIBUTIONS               --            (0.66)           (2.32)           (1.56)              --               --
                                ------------      ---------        ---------        ---------        ---------        ---------
Change in net asset value             4.23             8.97             2.36             4.03             4.68             0.15
                                ------------      ---------        ---------        ---------        ---------        ---------
NET ASSET VALUE, END OF PERIOD      $41.44           $37.21           $28.24           $25.88           $21.85           $17.17
                                ------------      ---------        ---------        ---------        ---------        ---------
                                ------------      ---------        ---------        ---------        ---------        ---------
Total return(4)                      11.37%(7)        34.14%           18.33%(2)        25.60%(3)        27.26%            0.88%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                      $56,702          $48,401          $39,773          $26,092          $15,105           $4,283

RATIO TO AVERAGE NET ASSETS
  OF:
  Operating expenses                  2.34%(6)         2.35%             2.4%(2)          2.5%(3)          2.6%             2.6%
  Net investment income (loss)       (1.71)%(6)       (1.35)%           (1.4)%(2)        (1.2)%(3)        (1.0)%           (0.9)%
Portfolio turnover                      29%(7)           92%            68.8%            41.9%            26.5%            23.2%

     The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Nifty Fifty Fund. Such information is based on the Fund's audited financial statements for the years presented.
(1)  Computed using average shares outstanding.
(2) These amounts reflect the impact of a waiver of administration fees of $42,459. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $(.20), $(.42) and $(.42), respectively, 19.23%, 18.33% and 18.33%, respectively, 1.6%, 2.4%
     and 2.4%, respectively, and (0.7)%, (1.5)% and (1.5)%, respectively.
(3) These amounts reflect the impact of a waiver of administration fees of $70,000. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $(.13), $(.31) and $(.31), respectively, 26.48%, 25.55% and 25.55%, respectively, 1.8%, 2.5%
     and 2.5%, respectively, and (0.5)%, (1.3)% and (1.3)%, respectively.
(4) Total return measures the change in the value of an investment during each of the years presented and does not include the impact of paying any applicable front- end or contingent deferred sales charge.
(5)  Inception date for Class B and Class C is January 3, 1994.
(6)  Annualized.
(7)  Not annualized.

                       See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                          INVESTMENTS AT JUNE 30, 1999
                                  (UNAUDITED)

                                                      SHARES         VALUE
                                                     ---------   -------------

COMMON STOCKS--89.6%
AIR FREIGHT--0.9%
Expeditors International of Washington,
Inc.....................................                40,000   $   1,090,000

BIOTECHNOLOGY--1.3%
Biomatrix, Inc.(b)......................                40,000         865,000
Coulter Pharmaceutical, Inc.(b).........                30,000         676,875
Trimeris, Inc.(b).......................                 5,300          76,850
                                                                 -------------
                                                                     1,618,725
                                                                 -------------

COMMUNICATIONS EQUIPMENT--2.7%
Advanced Fibre Communications,
Inc.(b).................................                85,000       1,328,125
Ditech Communications Corp.(b)..........                30,000         600,000
Ortel Corp.(b)..........................               125,000       1,328,125
                                                                 -------------
                                                                     3,256,250
                                                                 -------------

COMPUTERS (NETWORKING)--0.6%
Juniper Networks, Inc.(b)...............                 5,000         745,000

COMPUTERS (SOFTWARE & SERVICES)--14.9%
Abacus Direct Corp.(b)..................                35,000       3,202,500
Broadcast.com, Inc.(b)..................                11,300       1,509,256
Concentric Network Corp.(b).............                44,000       1,749,000
CyberSource Corp.(b)....................                40,000         590,000
Inktomi Corp.(b)........................                 4,000         522,250
International Network Services(b).......                20,000         807,500
Legato Systems, Inc.(b).................                30,000       1,732,500
Network Solutions, Inc.(b)..............                23,000       1,819,875
New Era of Networks, Inc.(b)............                38,000       1,669,625
Peregrine Systems, Inc.(b)..............                95,000       2,440,312
Sapient Corp.(b)........................                23,000       1,302,375
Verio, Inc.(b)..........................                12,500         868,750
                                                                 -------------
                                                                    18,213,943
                                                                 -------------

CONSUMER FINANCE--5.0%
Metris Companies, Inc...................               150,000       6,112,500
DISTRIBUTORS (FOOD & HEALTH)--2.6%
Schein (Henry), Inc.(b).................                70,000       2,218,125
Smart & Final, Inc......................                96,500       1,013,250
                                                                 -------------
                                                                     3,231,375
                                                                 -------------
ELECTRICAL EQUIPMENT--3.0%
Advanced Energy Industries, Inc.(b).....                50,000       2,028,125

                                                      SHARES         VALUE
                                                     ---------   -------------
ELECTRICAL EQUIPMENT--CONTINUED
Flextronics International Ltd.(b).......                30,000   $   1,665,000
                                                                 -------------
                                                                     3,693,125
                                                                 -------------

ELECTRONICS (INSTRUMENTATION)--0.6%
Meade Instruments Corp.(b)..............                40,000         690,000

ELECTRONICS (SEMICONDUCTORS)--9.8%
Applied Micro Circuits Corp.(b).........                37,800       3,109,050
Conexant Systems, Inc.(b)...............                43,000       2,496,687
Maker Communications, Inc.(b)...........                 8,000         248,000
Micrel, Inc.(b).........................                38,000       2,812,000
Vitesse Semiconductor Corp.(b)..........                50,000       3,371,875
                                                                 -------------
                                                                    12,037,612
                                                                 -------------

EQUIPMENT (SEMICONDUCTOR)--1.5%
Cymer, Inc.(b)..........................                73,000       1,825,000

FINANCIAL (DIVERSIFIED)--1.2%
Federal Agricultural Mortgage Corp.
Class C(b)..............................                21,000       1,441,125

GAMING, LOTTERY & PARI-MUTUEL COMPANIES--1.8%
Championship Auto Racing Teams,
Inc.(b).................................                74,000       2,215,375

HEALTH CARE (DIVERSIFIED)--0.1%
United Therapeutics Corp.(b)............                10,500         124,688

HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--0.6%
Inhale Therapeutic Systems, Inc.(b).....                30,000         714,375

HEALTH CARE (GENERIC AND OTHER)--1.1%
Sepracor, Inc.(b).......................                16,000       1,300,000

HEALTH CARE (HOSPITAL MANAGEMENT)--1.5%
Health Management Associates, Inc. Class
A(b)....................................               166,500       1,873,125

HEALTH CARE (SPECIALIZED SERVICES)--1.8%
ALZA Corp.(b)...........................                30,000       1,526,250
Omnicare, Inc...........................                55,000         694,375
                                                                 -------------
                                                                     2,220,625
                                                                 -------------

INVESTMENT BANKING/BROKERAGE--2.1%
Ameritrade Holding Corp. Class A(b).....                12,000       1,272,000
Investment Technology Group, Inc........                20,000         647,500
Jefferies Group, Inc....................                20,000         600,000
                                                                 -------------
                                                                     2,519,500
                                                                 -------------

32                     See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                                                      SHARES         VALUE
                                                     ---------   -------------
INVESTMENT MANAGEMENT--1.4%
Gabelli Asset Management, Inc. Class
A(b)....................................               110,000   $   1,739,375

OIL & GAS (EXPLORATION & PRODUCTION)--2.6%
Pinnacle Oil International, Inc.(b).....               224,500       3,157,031
RAILROADS--2.0%
Kansas City Southern Industries, Inc....                38,000       2,424,875
RESTAURANTS--2.3%
Cheesecake Factory, Inc. (The)(b).......                93,000       2,836,500
RETAIL (BUILDING SUPPLIES)--2.1%
Fastenal Co.............................                50,000       2,621,875
RETAIL (DISCOUNTERS)--2.5%
99 Cents Only Stores(b).................                62,500       3,121,094

RETAIL (FOOD CHAINS)--3.9%
Whole Foods Market, Inc.(b).............               100,000       4,806,250

RETAIL (SPECIALTY)--10.9%
Claire's Stores, Inc....................               170,000       4,356,250
Cost Plus, Inc.(b)......................               101,850       4,634,175
Lithia Motors, Inc. Class A(b)..........                55,000       1,127,500
Restoration Hardware, Inc.(b)...........               113,000       1,511,375
Sonic Automotive, Inc.(b)...............               124,500       1,711,875
                                                                 -------------
                                                                    13,341,175
                                                                 -------------

SERVICES (COMMERCIAL & CONSUMER)--4.7%
Corporate Executive Board Co.
(The)(b)................................                42,000       1,493,625
MIPS Technologies, Inc. Class A.........                47,800       2,291,413
NCO Group, Inc.(b)......................                53,000       2,014,000
                                                                 -------------
                                                                     5,799,038
                                                                 -------------

                                                      SHARES         VALUE
                                                     ---------   -------------

SERVICES (COMPUTER SYSTEMS)--1.8%
Whittman-Hart, Inc.(b)..................                68,000   $   2,159,000

TELECOMMUNICATIONS (LONG DISTANCE)--1.8%
Network Plus Corp.(b)...................                40,000         835,000
WinStar Communications, Inc.(b).........                28,000       1,365,000
                                                                 -------------
                                                                     2,200,000
                                                                 -------------

TEXTILES (APPAREL)--0.5%
bebe Stores, Inc........................                17,500         595,000
- ------------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $79,358,968)                                      109,723,556
- ------------------------------------------------------------------------------

FOREIGN COMMON STOCKS--3.6%

COMMUNICATIONS EQUIPMENT--0.8%
Research in Motion Ltd. (Canada)(b).....                50,000         998,277

COMPUTERS (SOFTWARE & SERVICES)--1.1%
Fundtech Ltd. (Israel)(b)...............                50,000       1,296,875

OIL & GAS (EXPLORATION & PRODUCTION)--1.7%
Encal Energy Ltd. (Canada)(b)...........               430,000       2,106,348
- ------------------------------------------------------------------------------
TOTAL FOREIGN COMMON STOCKS
(IDENTIFIED COST $3,829,800)                                         4,401,500
- ------------------------------------------------------------------------------

TOTAL INVESTMENTS--93.2%
(IDENTIFIED COST $83,188,768)                                      114,125,056(a)
Cash and receivables, less liabilities--6.8%                         8,286,154
                                                                --------------
NET ASSETS--100.0%                                              $  122,411,210
                                                                --------------
                                                                --------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $35,202,450 and gross depreciation of $4,609,854 for federal income tax purposes. At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $83,532,460.
(b)  Non-income producing.

                       See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1999
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $83,188,768)                               $  114,125,056
Cash                                                               8,390,021
Receivables
  Investment securities sold                                         929,181
  Fund shares sold                                                   309,965
  Dividends and interest                                              39,673
                                                              --------------
    Total assets                                                 123,793,896
                                                              --------------
LIABILITIES
Payables
  Investment securities purchased                                    769,675
  Fund shares repurchased                                            294,710
  Distribution fee                                                   161,263
  Investment advisory fee                                             84,149
  Administration fee                                                  50,514
  Trustees' fee                                                        4,035
Accrued expenses                                                      18,340
                                                              --------------
    Total liabilities                                              1,382,686
                                                              --------------
NET ASSETS                                                    $  122,411,210
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  103,168,085
Undistributed net investment loss                                   (907,499)
Accumulated net realized loss                                    (10,785,664)
Net unrealized appreciation                                       30,936,288
                                                              --------------
NET ASSETS                                                    $  122,411,210
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $67,041,655)                 2,638,673
Net asset value per share                                             $25.41
Offering price per share $25.41/(1-4.75%)                             $26.68
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $37,132,512)                 1,493,994
Net asset value and offering price per share                          $24.85
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $18,237,043)                   734,304
Net asset value and offering price per share                          $24.84

                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1999
                                  (UNAUDITED)

INVESTMENT INCOME
Interest                                                      $      147,465
Dividends                                                             30,486
                                                              --------------
    Total investment income                                          177,951
                                                              --------------
EXPENSES
Investment advisory fee                                              493,922
Distribution fee, Class A                                             71,559
Distribution fee, Class B                                            158,482
Distribution fee, Class C                                             76,222
Administration                                                       285,265
Professional                                                          13,518
Trustees                                                               7,273
                                                              --------------
    Total expenses                                                 1,106,241
    Less expenses borne by investment adviser                        (20,791)
                                                              --------------
    Net expenses                                                   1,085,450
                                                              --------------
NET INVESTMENT LOSS                                                 (907,499)
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                      230,593
Net realized loss on foreign currency transactions                    (1,903)
Net change in unrealized appreciation (depreciation)
  on investments                                                   7,493,433
                                                              --------------
NET GAIN ON INVESTMENTS                                            7,722,123
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATION                                                   $    6,814,624
                                                              --------------
                                                              --------------

34                     See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Six Months
                                              Ended
                                             6/30/99       Year Ended
                                           (Unaudited)      12/31/98
                                          -------------   -------------
FROM OPERATIONS
  Net investment income (loss)            $   (907,499)   $ (1,330,768)
  Net realized gain (loss)                     228,690     (10,303,702)
  Net change in unrealized appreciation
     (depreciation)                          7,493,433      22,375,638
                                          -------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS               6,814,624      10,741,168
                                          -------------   -------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  In excess of accumulated net realized
     gains, Class A                                 --         (48,557)
  In excess of accumulated net realized
     gains, Class B                                 --         (28,857)
  In excess of accumulated net realized
     gains, Class C                                 --         (13,819)
                                          -------------   -------------
  DECREASE IN NET ASSETS FROM
     DISTRIBUTIONS TO SHAREHOLDERS                  --         (91,233)
                                          -------------   -------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (996,674
    and 1,832,747 shares, respectively)     22,851,935      39,721,245
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 2,097 shares, respectively)              --          46,145
  Cost of shares repurchased (608,329
    and 901,103 shares, respectively)      (13,768,084)    (19,287,058)
                                          -------------   -------------
Total                                        9,083,851      20,480,332
                                          -------------   -------------
CLASS B
  Proceeds from sales of shares (339,390
    and 776,437 shares, respectively)        7,535,288      16,692,888
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 1,267 shares, respectively)              --          27,357
  Cost of shares repurchased (183,260
    and 268,731 shares, respectively)       (4,059,384)     (5,454,844)
                                          -------------   -------------
Total                                        3,475,904      11,265,401
                                          -------------   -------------
CLASS C
  Proceeds from sales of shares (211,146
    and 389,879 shares, respectively)        4,692,748       8,174,670
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 580 shares, respectively)                --          12,526
  Cost of shares repurchased (112,703
    and 141,833 shares, respectively)       (2,496,464)     (2,899,692)
                                          -------------   -------------
Total                                        2,196,284       5,287,504
                                          -------------   -------------
CLASS M
  Proceeds from sales of shares (0 and
    5,260 shares, respectively)                     --         110,536
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 0 shares, respectively)                  --              --
  Cost of shares repurchased (0 and
    5,260 shares, respectively)                     --        (102,183)
                                          -------------   -------------
Total                                               --           8,353
                                          -------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS                 14,756,039      37,041,590
                                          -------------   -------------
  NET INCREASE (DECREASE) IN NET ASSETS     21,570,663      47,691,525
NET ASSETS
  Beginning of period                      100,840,547      53,149,022
                                          -------------   -------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    ($907,499) AND $0, RESPECTIVELY]      $122,411,210    $100,840,547
                                          -------------   -------------
                                          -------------   -------------

                       See Notes to Financial Statements                      35

Phoenix-Engemann Small & Mid-Cap Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                                      CLASS A
                        ----------------------------------------------------------------------------------------------------
                        SIX MONTHS                                                                                INCEPTION
                          ENDED                                YEAR ENDED DECEMBER 31                              10/10/94
                         6/30/99          ----------------------------------------------------------------         THROUGH
                        (UNAUDITED)             1998              1997              1996              1995         12/31/94
Net asset value,
  beginning of period   $    24.08        $    21.09        $    18.39        $    14.90        $    12.07        $    10.00
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment
    income (loss)            (0.16)(1)(7)      (0.30)(1)(7)      (0.31)(1)(2)      (0.12)(1)(3)       0.22(1)(3)        0.07(1)(3)
  Net realized and
    unrealized gain
    (loss)                    1.49              3.31              5.07              7.45              2.87              2.00
                             -----             -----             -----             -----             -----             -----
      TOTAL FROM
        INVESTMENT
        OPERATIONS            1.33              3.01              4.76              7.33              3.09              2.07
                             -----             -----             -----             -----             -----             -----
LESS DISTRIBUTIONS
  Dividends from net
    investment income           --                --                --             (0.28)            (0.08)               --
  Dividends from net
    realized gains              --                --             (2.06)            (3.56)            (0.18)               --
  In excess of
    accumulated net
    realized gains              --             (0.02)               --                --                --                --
                             -----             -----             -----             -----             -----             -----
      TOTAL
        DISTRIBUTIONS           --             (0.02)            (2.06)            (3.84)            (0.26)               --
                             -----             -----             -----             -----             -----             -----
Change in net asset
  value                       1.33              2.99              2.70              3.49              2.83              2.07
                             -----             -----             -----             -----             -----             -----
NET ASSET VALUE, END
  OF PERIOD             $    25.41        $    24.08        $    21.09        $    18.39        $    14.90        $    12.07
                             -----             -----             -----             -----             -----             -----
                             -----             -----             -----             -----             -----             -----
Total return(4)               5.52%(8)         14.29%            26.41%(2)         52.37%(3)         25.68%(3)         20.70%(3)
RATIOS/SUPPLEMENTAL
  DATA:
Net assets, end of
  period (thousands)       $67,042           $54,187           $27,771            $7,859            $1,742              $121
RATIO TO AVERAGE NET
  ASSETS OF:
  Operating expenses          1.75%(5)          1.78%             1.80%(2)          1.10%(3)            --%(3)            --%(5)
  Net investment
    income (loss)            (1.41)%(5)        (1.39)%           (1.40)%(2)        (0.70)%(3)         1.50%(3)          2.60%(5)
Portfolio turnover              67%(8)           147%            313.5%            297.1%            121.4%            157.9%

36                     See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                            CLASS B
                                ----------------------------------------------------------------
                                SIX MONTHS
                                  ENDED                       YEAR ENDED DECEMBER 31
                                 6/30/99          ----------------------------------------------
                                (UNAUDITED)             1998              1997              1996
Net asset value, beginning of
  period                        $    23.64        $    20.87        $    18.35        $    16.44(6)
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)       (0.24)(1)(7)      (0.45)(1)(7)      (0.46)(1)(2)      (0.32)(1)
  Net realized and unrealized
    gain (loss)                       1.45              3.24              5.04              2.43
                                     -----             -----             -----             -----
      TOTAL FROM INVESTMENT
        OPERATIONS                    1.21              2.79              4.58              2.11
                                     -----             -----             -----             -----
LESS DISTRIBUTIONS
  Dividends from net
    investment income                   --                --                --                --
  Dividends from net realized
    gains                               --                --             (2.06)            (0.20)
  In excess of accumulated net
    realized gains                      --             (0.02)               --                --
                                     -----             -----             -----             -----
      TOTAL DISTRIBUTIONS               --             (0.02)            (2.06)            (0.20)
                                     -----             -----             -----             -----
Change in net asset value             1.21              2.77              2.52              1.91
                                     -----             -----             -----             -----
NET ASSET VALUE, END OF PERIOD  $    24.85        $    23.64        $    20.87        $    18.35
                                     -----             -----             -----             -----
                                     -----             -----             -----             -----
Total return(4)                       5.12%(8)         13.39%            25.49%(2)         12.84%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                      $37,133           $31,631           $17,298            $1,480
RATIO TO AVERAGE NET ASSETS
  OF:
  Operating expenses                  2.49%(5)          2.53%             2.60%(2)          2.60%(5)
  Net investment income (loss)       (2.16)%(5)        (2.14)%           (2.10)%(2)        (2.20)%(5)
Portfolio turnover                      67%(8)           147%            313.5%            297.1%

     The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Small & Mid-Cap Growth Fund. Such information is based on the Fund's audited financial statements for the years presented.
(1)  Computed using average shares outstanding.
(2) These amounts reflect the impact of a waiver of administration fees of $1,128. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $(.31), $(.46) and $(.47), respectively, 26.41%, 25.49% and 25.49%, respectively, and 1.8%,
     2.6% and 2.6%, respectively, and (1.4)%, (2.1)% and (2.1)%, respectively.
(3) These amounts reflect the impact of a waiver of Manager fees of $18,499, $13,443, and $585 for the periods ended December 31, 1996, 1995 and 1994, respectively, and the Manager's reimbursement for income taxes of $6,654 during 1994. Had the waivers and reimbursement not been made, net investment income (loss) per share, total return (not annualized for the period ended December 31, 1994) and the ratios of expenses and net investment income (loss) to average net assets (annualized for the period ended December 31, 1994) would have been $(.25), 51.35%, 1.9% and (1.4)%, respectively, $(.11), 23.40%, 2.3% and (0.8)%, respectively, and $(.01),
     15.10%, 22.1% (2.3% if only normal and recurring expenses are taken into account) and (0.4)%, respectively, for the periods ended December 31, 1996, 1995 and 1994, respectively.
(4) Total return measures the change in the value of an investment during each of the years presented and does not include the impact of paying any applicable front- end or contingent deferred sales charge. Total return for the periods ended December 31, 1996 (Class B and Class C only) and December 31, 1994 have not been annualized.
(5)  Annualized.
(6) The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, September 18, 1996 and October 8, 1996, respectively.
(7) Includes reimbursement of operating expenses by investment adviser of less than $0.01 and $0.01, respectively.
(8)  Not annualized.

                       See Notes to Financial Statements

Phoenix-Engemann Small & Mid-Cap Growth Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                            CLASS C
                                ----------------------------------------------------------------
                                SIX MONTHS
                                  ENDED                       YEAR ENDED DECEMBER 31
                                 6/30/99          ----------------------------------------------
                                (UNAUDITED)             1998              1997              1996
Net asset value, beginning of
  period                        $    23.63        $    20.87        $    18.35        $    17.99(6)
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)       (0.24)(1)(7)      (0.45)(1)(7)      (0.47)(1)(2)      (0.29)(1)
  Net realized and unrealized
    gain (loss)                       1.45              3.23              5.05              0.85
                                     -----             -----             -----             -----
      TOTAL FROM INVESTMENT
        OPERATIONS                    1.21              2.78              4.58              0.56
                                     -----             -----             -----             -----
LESS DISTRIBUTIONS
  Dividends from net
    investment income                   --                --                --                --
  Dividends from net realized
    gains                               --                --             (2.06)            (0.20)
  In excess of accumulated net
    realized gains                      --             (0.02)               --                --
                                     -----             -----             -----             -----
      TOTAL DISTRIBUTIONS               --             (0.02)            (2.06)            (0.20)
                                     -----             -----             -----             -----
Change in net asset value             1.21              2.76              2.52              0.36
                                     -----             -----             -----             -----
NET ASSET VALUE, END OF PERIOD  $    24.84        $    23.63        $    20.87        $    18.35
                                     -----             -----             -----             -----
                                     -----             -----             -----             -----
Total return(4)                       5.12%(8)         13.34%            25.49%(2)          3.12%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                      $18,237           $15,023            $8,080               $54

RATIO TO AVERAGE NET ASSETS
  OF:
  Operating expenses                  2.49%(5)          2.53%             2.60%(2)          2.60%(5)
  Net investment income (loss)       (2.16)%(5)        (2.14)%           (2.10)%(2)        (2.20)%(5)
Portfolio turnover                      67%(8)           147%            313.5%            297.1%

     The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Small & Mid-Cap Growth Fund. Such information is based on the Fund's audited financial statements for the years presented.
(1)  Computed using average shares outstanding.
(2) These amounts reflect the impact of a waiver of administration fees of $1,128. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $(.31), $(.46) and $(.47), respectively, 26.41%, 25.49% and 25.49%, respectively, and 1.8%,
     2.6% and 2.6%, respectively, and (1.4)%, (2.1)% and (2.1)%, respectively.
(3) These amounts reflect the impact of a waiver of Manager fees of $18,499, $13,443, and $585 for the periods ended December 31, 1996, 1995 and 1994, respectively, and the Manager's reimbursement for income taxes of $6,654 during 1994. Had the waivers and reimbursement not been made, net investment income (loss) per share, total return (not annualized for the period ended December 31, 1994) and the ratios of expenses and net investment income (loss) to average net assets (annualized for the period ended December 31, 1994) would have been $(.25), 51.35%, 1.9% and (1.4)%, respectively, $(.11), 23.40%, 2.3% and (0.8)%, respectively, and $(.01),
     15.10%, 22.1% (2.3% if only normal and recurring expenses are taken into account) and (0.4)%, respectively, for the periods ended December 31, 1996, 1995 and 1994, respectively.
(4) Total return measures the change in the value of an investment during each of the years presented and does not include the impact of paying any applicable front- end or contingent deferred sales charge. Total return for the periods ended December 31, 1996 (Class B and Class C only) and December 31, 1994 have not been annualized.
(5)  Annualized.
(6) The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, September 18, 1996 and October 8, 1996, respectively.
(7) Includes reimbursement of operating expenses by investment adviser of less than $0.01 and $0.01, respectively.
(8)  Not annualized.

38
                       See Notes to Financial Statements

Phoenix-Engemann Value 25 Fund

                          INVESTMENTS AT JUNE 30, 1999
                                  (UNAUDITED)

                                                      SHARES       VALUE
                                                     --------   ------------

COMMON STOCKS--99.6%

AEROSPACE/DEFENSE--4.3%
Goodrich (B.F.) Co. (The)...............               34,700   $  1,474,750

AUTO PARTS & EQUIPMENT--12.2%
Dana Corp...............................               27,400      1,262,112
Genuine Parts Co........................               40,500      1,417,500
TRW, Inc................................               26,800      1,470,650
                                                                ------------
                                                                   4,150,262
                                                                ------------
AUTOMOBILES--3.8%
Ford Motor Co...........................               23,100      1,303,706

CHEMICALS (DIVERSIFIED)--4.1%
PPG Industries, Inc.....................               23,800      1,405,688
CONSUMER (JEWELRY, NOVELTIES & GIFTS)--4.2%
American Greetings Corp.................               48,000      1,446,000

CONTAINERS & PACKAGING (PAPER)--4.2%
Bemis Co., Inc..........................               36,000      1,431,000

DISTRIBUTORS (FOOD & HEALTH)--4.5%
SUPERVALU, Inc..........................               59,200      1,520,700

ENGINEERING & CONSTRUCTION--4.3%
Fluor Corp..............................               35,800      1,449,900

FOODS--3.8%
ConAgra, Inc............................               48,400      1,288,650
HEALTH CARE (DIVERSIFIED)--4.5%
Mallinckrodt, Inc.......................               42,000      1,527,750

HOMEBUILDING--3.8%
Fleetwood Enterprises, Inc..............               48,600      1,284,863
HOUSEHOLD FURNISHINGS & APPLIANCES--4.3%
Whirlpool Corp..........................               19,900      1,472,600

                                                      SHARES       VALUE
                                                     --------   ------------

IRON & STEEL--3.5%
USX-U. S. Steel Group...................               44,000   $  1,188,000

LEISURE TIME (PRODUCTS)--4.7%
Brunswick Corp..........................               57,200      1,594,450

MACHINERY (DIVERSIFIED)--10.8%
Cooper Industries, Inc..................               24,900      1,294,800
Milacron, Inc...........................               62,400      1,154,400
Timken Co. (The)........................               64,000      1,248,000
                                                                ------------
                                                                   3,697,200
                                                                ------------

MANUFACTURING (DIVERSIFIED)--7.5%
Eaton Corp..............................               14,700      1,352,400
National Service Industries, Inc........               33,400      1,202,400
                                                                ------------
                                                                   2,554,800
                                                                ------------

OIL & GAS (REFINING & MARKETING)--3.6%
Sunoco, Inc.............................               40,700      1,228,631

PHOTOGRAPHY/IMAGING--3.6%
Eastman Kodak Co........................               17,900      1,212,725

SPECIALTY PRINTING--4.1%
Donnelley (R.R.) & Sons Co..............               37,400      1,386,138

TRUCKS & PARTS--3.8%
PACCAR, Inc.............................               24,600      1,313,025
- ----------------------------------------------------------------------------
TOTAL COMMON STOCKS
(IDENTIFIED COST $30,014,263)                                     33,930,838
- ----------------------------------------------------------------------------

TOTAL INVESTMENTS--99.6%
(IDENTIFIED COST $30,014,263)                                      33,930,838(a)
Cash and receivables, less liabilities--0.4%                          146,976
                                                                -------------
NET ASSETS--100.0%                                              $  34,077,814
                                                                -------------
                                                                -------------

(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $4,852,618 and gross depreciation of $938,449 for federal income tax purposes. At June 30, 1999, the aggregate cost of securities for federal income tax purposes was $30,016,669.

                       See Notes to Financial Statements

Phoenix-Engemann Value 25 Fund

                      STATEMENT OF ASSETS AND LIABILITIES
                                 JUNE 30, 1999
                                  (UNAUDITED)

ASSETS
Investment securities at value
  (Identified cost $30,014,263)                               $   33,930,838
Cash                                                                 219,246
Receivables
  Dividends and interest                                              53,255
  Fund shares sold                                                    33,732
                                                              --------------
    Total assets                                                  34,237,071
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                             48,251
  Distribution fee                                                    50,411
  Investment advisory fee                                             21,998
  Administration fee                                                  16,727
  Trustees' fee                                                        4,451
Accrued expenses                                                      17,419
                                                              --------------
    Total liabilities                                                159,257
                                                              --------------
NET ASSETS                                                    $   34,077,814
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $   28,113,578
Undistributed net investment income                                   48,830
Accumulated net realized gain                                      1,998,831
Net unrealized appreciation                                        3,916,575
                                                              --------------
NET ASSETS                                                    $   34,077,814
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $17,657,950)                 1,306,669
Net asset value per share                                             $13.51
Offering price per share $13.51/(1-4.75%)                             $14.18

CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $11,372,694)                   846,716
Net asset value and offering price per share                          $13.43

CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $5,047,170)                    376,011
Net asset value and offering price per share                          $13.42

                            STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1999
                                  (UNAUDITED)

INVESTMENT INCOME
Dividends                                                     $      457,979
Interest                                                               4,971
                                                              --------------
    Total investment income                                          462,950
                                                              --------------
EXPENSES
Investment advisory fee                                              149,469
Distribution fee, Class A                                             21,613
Distribution fee, Class B                                             52,755
Distribution fee, Class C                                             26,774
Administration                                                        99,588
Professional                                                          12,079
Trustees                                                               7,274
                                                              --------------
    Total expenses                                                   369,552
    Less expenses borne by investment adviser                        (19,353)
                                                              --------------
    Net expenses                                                     350,199
                                                              --------------
NET INVESTMENT INCOME                                                112,751
                                                              --------------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                    1,634,918
Net change in unrealized appreciation (depreciation) on
  investments                                                      3,140,231
                                                              --------------
NET GAIN ON INVESTMENTS                                            4,775,149
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $    4,887,900
                                                              --------------
                                                              --------------

40                     See Notes to Financial Statements

Phoenix-Engemann Value 25 Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                           Six Months
                                             Ended
                                            6/30/99       Year Ended
                                          (Unaudited)      12/31/98
                                          ------------   ------------
FROM OPERATIONS
  Net investment income (loss)            $   112,751    $   334,618
  Net realized gain (loss)                  1,634,918      2,097,474
  Net change in unrealized appreciation
     (depreciation)                         3,140,231       (352,262)
                                          ------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS
     RESULTING FROM OPERATIONS              4,887,900      2,079,830
                                          ------------   ------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income, Class A              (64,852)      (211,860)
  Net investment income, Class B              (21,120)       (57,698)
  Net investment income, Class C               (8,419)       (35,805)
  Net investment income, Class M                   --           (335)
  Net realized gains, Class A                      --       (869,860)
  Net realized gains, Class B                      --       (538,067)
  Net realized gains, Class C                      --       (327,380)
                                          ------------   ------------

  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS             (94,391)    (2,041,005)
                                          ------------   ------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (89,977
    and 447,148 shares, respectively)       1,116,269      5,386,173
  Net asset value of shares issued from
    reinvestment of distributions
    (4,190 and 92,048 shares,
    respectively)                              56,730      1,040,977
  Cost of shares repurchased (341,687
    and 673,296 shares, respectively)      (4,198,648)    (7,993,719)
                                          ------------   ------------
Total                                      (3,025,649)    (1,566,569)
                                          ------------   ------------
CLASS B
  Proceeds from sales of shares (64,104
    and 297,032 shares, respectively)         796,616      3,568,146
  Net asset value of shares issued from
    reinvestment of distributions
    (970 and 39,114 shares,
    respectively)                              13,052        439,118
  Cost of shares repurchased (165,749
    and 151,755 shares, respectively)      (1,938,102)    (1,790,599)
                                          ------------   ------------
Total                                      (1,128,434)     2,216,665
                                          ------------   ------------
CLASS C
  Proceeds from sales of shares (29,736
    and 249,615 shares, respectively)         384,879      2,992,809
  Net asset value of shares issued from
    reinvestment of distributions
    (250 and 30,269 shares,
    respectively)                               3,360        339,363
  Cost of shares repurchased (227,540
    and 130,943 shares, respectively)      (2,662,307)    (1,510,855)
                                          ------------   ------------
Total                                      (2,274,068)     1,821,317
                                          ------------   ------------
CLASS M
  Proceeds from sales of shares (0 and
    20,926 shares, respectively)                   --        256,291
  Net asset value of shares issued from
    reinvestment of distributions
    (0 and 28 shares, respectively)                --            335
  Cost of shares repurchased (0 and
    20,954 shares, respectively)                   --       (263,766)
                                          ------------   ------------
Total                                              --         (7,140)
                                          ------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS
    FROM SHARE TRANSACTIONS                (6,428,151)     2,464,273
                                          ------------   ------------
  NET INCREASE (DECREASE) IN NET ASSETS    (1,634,642)     2,503,098
NET ASSETS
  Beginning of period                      35,712,456     33,209,358
                                          ------------   ------------
  END OF PERIOD [INCLUDING UNDISTRIBUTED
    NET INVESTMENT INCOME (LOSS) OF
    $48,830 AND $30,470, RESPECTIVELY]    $34,077,814    $35,712,456
                                          ------------   ------------
                                          ------------   ------------

                       See Notes to Financial Statements                      41

Phoenix-Engemann Value 25 Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                              CLASS A
                                  ---------------------------------------------------------------
                                  SIX MONTHS
                                    ENDED          YEAR ENDED DECEMBER 31,            INCEPTION
                                   6/30/99       ----------------------------        12/17/96 TO
                                  (UNAUDITED)          1998              1997          12/31/96
Net asset value, beginning of
  period                          $    11.64     $    11.56        $    10.11        $      10.00
INCOME FROM INVESTMENT
  OPERATIONS
  Net investment income (loss)          0.07(6)        0.15(1)(6)        0.17(1)(2)            --(1)
  Net realized and unrealized
    gain (loss)                         1.85           0.66              1.95                0.11
                                       -----          -----             -----               -----
      TOTAL FROM INVESTMENT
        OPERATIONS                      1.92           0.81              2.12                0.11
                                       -----          -----             -----               -----
LESS DISTRIBUTIONS
  Dividends from net
    investment income                  (0.05)         (0.14)            (0.12)                 --
  Dividends from net realized
    gains                                 --          (0.59)            (0.55)                 --
                                       -----          -----             -----               -----
      TOTAL DISTRIBUTIONS              (0.05)         (0.73)            (0.67)                 --
                                       -----          -----             -----               -----
Change in net asset value               1.87           0.08              1.45                0.11
                                       -----          -----             -----               -----
NET ASSET VALUE, END OF PERIOD    $    13.51     $    11.64        $    11.56        $      10.11
                                       -----          -----             -----               -----
                                       -----          -----             -----               -----
Total return(3)                        16.49%(7)       7.23%            21.10%(2)            1.10%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period
  (thousands)                        $17,658        $18,090           $19,518                $482

RATIO TO AVERAGE NET ASSETS
  OF:
  Operating expenses                    1.75%(4)       1.75%             1.80%(2)            1.70%(4)
  Net investment income (loss)          1.03%(4)       1.25%             1.40%(2)            1.80%(4)
Portfolio turnover                        91%(7)        135%             87.7%                 --%

42                     See Notes to Financial Statements

Phoenix-Engemann Value 25 Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                               CLASS B
                                            ----------------------------------------------
                                            SIX MONTHS
                                              ENDED             YEAR ENDED DECEMBER 31,
                                             6/30/99          ----------------------------
                                            (UNAUDITED)             1998              1997
Net asset value, beginning of period        $    11.59        $    11.53        $    10.39(5)
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                    0.02(6)           0.06(1)(6)        0.08(1)(2)
  Net realized and unrealized gain
    (loss)                                        1.85              0.65              1.67
                                                 -----             -----             -----
      TOTAL FROM INVESTMENT OPERATIONS            1.87              0.71              1.75
                                                 -----             -----             -----
LESS DISTRIBUTIONS
  Dividends from net investment income           (0.03)            (0.06)            (0.06)
  Dividends from net realized gains                 --             (0.59)            (0.55)
                                                 -----             -----             -----
      TOTAL DISTRIBUTIONS                        (0.03)            (0.65)            (0.61)
                                                 -----             -----             -----
Change in net asset value                         1.84              0.06              1.14
                                                 -----             -----             -----
NET ASSET VALUE, END OF PERIOD              $    13.43        $    11.59        $    11.53
                                                 -----             -----             -----
                                                 -----             -----             -----
Total return(3)                                  16.09%(7)          6.41%            16.97%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $11,373           $10,981            $8,799

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                              2.50%(4)          2.50%             2.60%(2)
  Net investment income (loss)                    0.29%(4)          0.54%             0.70%(2)
Portfolio turnover                                  91%(7)           135%             87.7%

     The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Value 25 Fund. Such information is based on the Fund's audited financial statements for the years presented.
(1)  Computed using average shares outstanding.
(2) These amounts reflect the impact of a waiver of administration fees of $789. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $.17, $.08 and $.08, respectively, 21.10%, 16.97% and 17.01%, respectively, 1.8%, 2.6% and 2.6%, respectively, and 1.4%, 0.7% and 0.8%, respectively.
(3) Total return measures the change in the value of an investment during each of the years presented and does not include the impact of paying any applicable front- end or contingent deferred sales charge. Total return for the period from inception (December 17, 1996) through December 31, 1996 has not been annualized.
(4)  Annualized.
(5) The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, January 9, 1997.
(6) Includes reimbursement of operating expenses by investment adviser of $0.01.
(7)  Not annualized.

                       See Notes to Financial Statements

Phoenix-Engemann Value 25 Fund

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)

                                                               CLASS C
                                            ----------------------------------------------
                                            SIX MONTHS
                                              ENDED             YEAR ENDED DECEMBER 31,
                                             6/30/99          ----------------------------
                                            (UNAUDITED)             1998              1997
Net asset value, beginning of period        $    11.58        $    11.52        $    10.39(5)
INCOME FROM INVESTMENT OPERATIONS
  Net investment income (loss)                    0.02(6)           0.06(1)(6)        0.09(1)(2)
  Net realized and unrealized gain
    (loss)                                        1.84              0.65              1.66
                                                 -----             -----             -----
      TOTAL FROM INVESTMENT OPERATIONS            1.86              0.71              1.75
                                                 -----             -----             -----
LESS DISTRIBUTIONS
  Dividends from net investment income           (0.02)            (0.06)            (0.07)
  Dividends from net realized gains                 --             (0.59)            (0.55)
                                                 -----             -----             -----
      TOTAL DISTRIBUTIONS                        (0.02)            (0.65)            (0.62)
                                                 -----             -----             -----
Change in net asset value                         1.84              0.06              1.13
                                                 -----             -----             -----
NET ASSET VALUE, END OF PERIOD              $    13.42        $    11.58        $    11.52
                                                 -----             -----             -----
                                                 -----             -----             -----
Total return(3)                                  16.08%(7)          6.42%            17.01%(2)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)           $5,047            $6,642            $4,893

RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                              2.50%(4)          2.50%             2.60%(2)
  Net investment income (loss)                    0.32%(4)          0.52%             0.80%(2)
Portfolio turnover                                  91%(7)           135%             87.7%

     The table above provides condensed information concerning income and capital changes for one share of the Phoenix-Engemann Value 25 Fund. Such information is based on the Fund's audited financial statements for the years presented.
(1)  Computed using average shares outstanding.
(2) These amounts reflect the impact of a waiver of administration fees of $789. Absent the waiver, net investment loss per share, total return and the ratios of expenses and net investment loss to average net assets for Class A, Class B and Class C shares would have been $.17, $.08 and $.08, respectively, 21.10%, 16.97% and 17.01%, respectively, 1.8%, 2.6% and 2.6%, respectively, and 1.4%, 0.7% and 0.8%, respectively.
(3) Total return measures the change in the value of an investment during each of the years presented and does not include the impact of paying any applicable front- end or contingent deferred sales charge. Total return for the period from inception (December 17, 1996) through December 31, 1996 has not been annualized.
(4)  Annualized.
(5) The beginning net asset value per share of Class B and Class C shares equals the net asset value per share of the Class A shares as of the first day Class B and Class C shares were sold, January 9, 1997.
(6) Includes reimbursement of operating expenses by investment adviser of $0.01.
(7)  Not annualized.

44
                       See Notes to Financial Statements

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED)

1. SIGNIFICANT ACCOUNTING POLICIES

  The Phoenix-Engemann Funds (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. To date, six Funds are offered for sale: Phoenix-Engemann Balanced Return Fund, Phoenix-Engemann Global Growth Fund, Phoenix-Engemann Growth Fund, Phoenix-Engemann Nifty Fifty Fund, Phoenix-Engemann Small & Mid-Cap Growth Fund and Phoenix-Engemann Value 25 Fund, collectively referred to as the "Funds," are series of The Phoenix-Engemann Funds. Each Fund represents an investment in a separate diversified fund with its own investment objectives. BALANCED RETURN FUND seeks to maximize a total investment return consistent with reasonable risk through a balanced approach. GLOBAL GROWTH FUND seeks to achieve long-term growth of capital by investing in a globally diversified portfolio of equity securities. GROWTH FUND seeks to achieve long-term capital appreciation. NIFTY FIFTY FUND seeks to achieve long-term capital appreciation by investing in approximately 50 different securities. SMALL & MID-CAP GROWTH FUND seeks to achieve long-term growth of capital by investing primarily in a diversified portfolio of equity securities of companies with market capitalizations below $1.5 billion. VALUE 25 FUND seeks to achieve dividend income and long-term growth of capital by investing in equity securities which the Adviser believes offer the best potential for current dividend yield and long-term capital appreciation.

  Each Fund offers Class A, Class B and Class C shares. Class M shares have been closed. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Funds are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Trust is notified. Realized gains and losses are determined on the identified cost basis. The Trust does not amortize premiums but does amortize discounts.

C. INCOME TAXES:

  Each Fund is treated as a separate taxable entity. It is the policy of each Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, operating losses and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities and other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Trust does not

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED) (CONTINUED)

separate that portion of the results of operations arising from changes in the exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

  The Global Growth Fund, the Small & Mid-Cap Growth Fund and the Value 25 Fund may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Fund as an unrealized gain (or loss). When the contract is closed or offset with the same counterparty, the Fund records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed or offset.

G. FUTURES CONTRACTS:

  A futures contract is an agreement between two parties to buy and sell a security at a set price on a future date. The Global Growth Fund, the Small & Mid-Cap Growth Fund and the Value 25 Fund may enter into financial futures contracts as a hedge against anticipated changes in the market value of their portfolio securities. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the "initial margin" requirements of the futures exchange on which the contract is traded. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as daily variation margin and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The potential risk to the Fund is that the change in value of the futures contract may not correspond to the change in value of the hedged instruments.

H. OPTIONS:

  The Global Growth Fund and the Small & Mid-Cap Growth Fund may write covered options or purchase options contracts for purpose of hedging against changes in the market value of the underlying securities or foreign currencies. To a limited extent, the Value 25 Fund may buy and sell options on domestic and foreign securities indices for hedging purposes.

  Each Fund will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist from the contracts.

  Each Fund may purchase options which are included in the Fund's Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

I. EXPENSES:

  Expenses incurred by the Trust with respect to any two or more Funds are allocated in proportion to the net assets of each Fund, except where allocation of direct expense to each Fund or an alternative allocation method can be more fairly made.

J. LOAN AGREEMENTS:

  The Funds may invest in direct debt instruments which are invested in amounts owed by a corporation, governmental, or other borrower to lenders or lending syndicates. The Funds' investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the lender) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, the Funds have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. The Funds generally have no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, the Funds may be subject to the credit risk of both the borrower and lender that is selling the loan agreement. For loans which the Funds are a participant, the Funds may not sell their participation in the loan without the lender's prior consent. When the Funds purchase assignments from lenders it acquires direct rights against the

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED) (CONTINUED)

borrower on the loan. Direct indebtedness of emerging countries involves a risk that the government entities responsible for the repayment of the debt may be unable, or unwilling to pay the principal and interest when due.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Trust, the Adviser, Roger Engemann & Associates, Inc. ("REA", or the "Adviser"), a wholly owned subsidiary of Pasadena Capital Corporation, which in turn is a wholly owned subsidiary of Phoenix Investment Partners, Ltd. a publicly-traded company 60% owned by Phoenix Home Life Mutual Insurance Company, is entitled to a fee, based upon the following annual rates as a percentage of the average daily net assets of each
Fund:

                                      First $50     Next $450     Over $500
                                       Million       Million       Million
                                     ------------  ------------  ------------
Balanced Return Fund...............        0.80%         0.70%         0.60%
Global Growth Fund.................        1.10%         1.00%         0.90%
Growth Fund........................        0.90%         0.80%         0.70%
Nifty Fifty Fund...................        0.90%         0.80%         0.70%
Small & Mid-Cap Growth Fund........        1.00%         0.90%         0.80%
Value 25 Fund......................        0.90%         0.80%         0.70%

  The Adviser furnishes advice and recommendations with respect to the Funds' securities portfolios, supervises the Funds' investments, provides Fund accounting and pricing, and provides the Trust's Board of Trustees with periodic and special reports on investment securities, economic conditions and other pertinent subjects. The Manager also performs various administrative and shareholder services for each Fund under separate administration agreements. All normal operating expenses of the Funds, except for fees and expenses associated with investment management services, service fees, distribution fees, Trustees' fees, audit fees and certain legal fees are paid by the Manager pursuant to the administration agreements.

  Phoenix Equity Planning Corporation ("PEPCO") an indirect majority-owned subsidiary of PHL, which serves as the national distributor of the Trust's shares has advised the Trust that it retained net selling commissions of $84,701 for Class A shares and deferred sales charges of $335,586 for Class B shares and $64,794 for Class C shares for the six months ended June 30, 1999. In addition, each Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C applied to the average daily net assets of each Fund. The distributor has advised the Trust that of the total amount expensed for the six months ended June 30, 1999 $1,402,813 was retained by the Distributor, $1,496,684 was paid out to unaffiliated Participants and $24,981 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Administrator of the Funds, PEPCO received a fee for bookkeeping, administration, and pricing services at an annual rate of 0.60% of average daily net assets up to $50 million, 0.50% of average daily net assets of $50 million to $500 million, 0.40% of average daily net assets of $500 million through $625 million, and 0.30% of average daily net assets greater than $625 million: a minimum fee may apply.

  PEPCO has voluntarily agreed to waive, when necessary, a portion of its administration fee so that Other Operating Expenses (operating expenses excluding management fees and 12b-1 fees) do not exceed the following limits:

                            1st $50     Next $450     Next $125     Over $625
                            Million      Million       Million       Million
                           ----------  ------------  ------------  ------------
Balanced Return Fund.....       1.09%        0.60%         0.40%         0.40%
Global Growth Fund.......       0.60%        0.50%         0.40%         0.40%
Growth Fund..............       0.99%        0.50%         0.30%         0.30%
Nifty Fifty Fund.........       0.99%        0.50%         0.30%         0.30%
Small & Mid-Cap Growth
  Fund...................       0.60%        0.50%         0.40%         0.40%
Value 25 Fund............       0.60%        0.50%         0.40%         0.40%

  PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent.

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the six months ended June 30, 1999 (excluding U.S. Government and agency securities, short-term securities, futures contracts and forward currency contracts) aggregated the following:

                                               Purchases         Sales
                                             --------------  --------------
Balanced Return Fund.......................  $   34,471,978  $   20,673,582
Global Growth Fund.........................       3,887,693       7,998,452
Growth Fund................................     151,691,444     193,942,696
Nifty Fifty Fund...........................     126,507,699     115,156,403
Small & Mid Cap Growth Fund................      74,891,510      67,451,324
Value 25 Fund..............................      30,216,782      36,390,782

  Purchases and sales of U.S. Government and agency securities during the six months ended June 30, 1999, aggregated $11,493,172 and $0 respectively, for the Balanced Return Fund.

4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political,

PHOENIX-ENGEMANN FUNDS
NOTES TO FINANCIAL STATEMENTS
JUNE 30, 1999 (UNAUDITED) (CONTINUED)

social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

5. CAPITAL LOSS CARRYOVERS

  The following Funds have capital loss carryovers, expiring in 2006, which may be used to offset future capital gains.

Global Growth Fund............................  $1,742,859
Small & Mid-Cap Growth Fund...................  10,519,829

6. OTHER

  On February 9, 1999, the Board of Trusteees of Phoenix-Engemann Funds unanimously approved an Agreement and Plan of reorganization relating to the proposed combination of the Phoenix-Aberdeen Worldwide Opportunities Fund and the Phoenix-Engemann Global Growth Fund.

  Pursuant to the Agreement, the Global Growth Fund will transfer substantially all of its assets to the Worldwide Opportunities Fund in exchange for shares of the Worldwide Opportunities Fund and the assumption by the Worldwide Opportunities Fund of certain identified liabilities of the Global Growth Fund. Following the exchange, the Global Growth Fund will distribute the shares of the Worldwide Opportunities Fund to its shareholders pro rata, in liquidation of the Global Growth Fund.

  This report is not authorized for distribution to prospective investors in the Phoenix-Engemann Funds unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

PHOENIX-ENGEMANN FUNDS
600 North Rosemead Boulevard
Pasadena, California 91107-2133

TRUSTEES
Roger Engemann
Barry E. McKinley
Robert L. Peterson
Richard C. Taylor
Angela Wong

OFFICERS
Roger Engemann, President
Malcolm Axon, Chief Financial Officer
Tina L. Mitchell, Secretary
John S. Tilson, Vice President
Thomas N. Steenburg, General Counsel and
  Vice President

INVESTMENT ADVISERS
Roger Engemann & Associates ("REA")
600 North Rosemead Boulevard
Pasadena, California 91107-2101

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIANS
Union Bank of California
475 Sansome Street
San Francisco, California 94111

State Street Bank and Trust Company
  (Global Growth Fund)
P.O. Box 351
Boston, Massachusetts 02101

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

HOW TO CONTACT US

The Fund Connection               1-800-243-1574
Customer Service                  1-800-243-1574 (option 0)
Investment Strategy Hotline       1-800-243-4361 (option 2)
Marketing Department              1-800-243-4361 (option 3)
Text Telephone                    1-800-243-1926

World Wide Web address:
WWW.PHOENIXINVESTMENTS.COM

PHOENIX EQUITY PLANNING CORPORATION
PO Box 2200
Enfield CT 06083-2200





[LOGO]
PHOENIX INVESTMENT PARTNERS

PRSRT STD
U.S. Postage
PAID
Springfield, MA
Permit No 444
                                                                PXP 2115A(8/99)

                         PRO FORMA FINANCIAL STATEMENTS

Phoenix-Aberdeen Worldwide Opportunities Fund / Phoenix-Engemann Global Growth Fund
Pro Forma Combining Statement of Assets and Liabilities
June 30, 1999 (Unaudited)

                                                                    ================      ================     ===============
                                                                    Phoenix-Aberdeen      Phoenix-Engemann
                                                                         Worldwide           Global Growth      Adjustments
                                                                   Opportunities Fund            Fund
                                                                    ================      ================     ===============
ASSETS
Investment securities at value
  (Identified cost $187,011,049, $16,128,908 and $203,139,957)           204,853,413      $     21,813,243
Cash                                                                           9,758                   316
Receivables
  Investment securities sold                                              10,093,076                     -
  Fund shares sold                                                           999,653                19,912
  Dividends and interest                                                     270,727                27,709
  Tax reclaim                                                                118,266                     -
Prepaid expenses                                                               4,045                     -
                                                                     ---------------      ----------------     ---------------
    Total assets                                                         216,348,938            21,861,180                   -
                                                                     ---------------      ----------------     ---------------
LIABILITIES
Payables
  Foreign currency at value (Identified cost $583)                               588                     -
  Custodian                                                                        -                     -
  Investment securities purchased                                          9,949,287                50,000
  Fund shares repurchased                                                    217,881                22,596
  Investment advisory fee                                                    124,087                15,329
  Administration fee                                                               -                14,074
  Distribution fee                                                            49,390                18,350
  Transfer agent fee                                                          85,238                     -
  Financial agent fee                                                         16,457                     -
  Trustees' fee                                                                4,944                 4,839
Accrued expenses                                                              92,734                17,341
                                                                     ---------------      ----------------     ---------------
    Total liabilities                                                     10,540,606               142,529                   -
                                                                     ---------------      ----------------     ---------------
NET ASSETS                                                               205,808,332      $     21,718,651                   -
                                                                     ===============      ================     ===============

CLASS A
Shares of beneficial interest outstanding                                 17,622,211               544,324             639,759 (a)
Net assets                                                               192,618,858      $     12,942,024

Net asset value per share                                                      10.93      $          23.78
Offering price per share $10.93/(1- 4.75%)                                     11.48      $          24.97

CLASS B
Shares of beneficial interest outstanding                                  1,183,048               209,560             257,217 (a)
Net assets                                                                12,351,382      $      4,873,148

Net asset value and offering price per share                                   10.44      $          23.25

CLASS C
Shares of beneficial interest outstanding                                     80,403               167,964             206,650 (a)
Net assets                                                                   838,092             3,903,479

Net asset value and offering price per share                                   10.42                 23.24

                                                                   ================
                                                                      Pro Forma
                                                                       Combining
                                                                      Portfolios
                                                                   ================
ASSETS
Investment securities at value
  (Identified cost $187,011,049, $16,128,908 and $203,139,957)           226,666,656
Cash                                                                          10,074
Receivables                                                                        -
  Investment securities sold                                              10,093,076
  Fund shares sold                                                         1,019,565
  Dividends and interest                                                     298,436
  Tax reclaim                                                                118,266
Prepaid expenses                                                               4,045
                                                                   -----------------
    Total assets                                                         238,210,118
                                                                   -----------------
LIABILITIES
Payables
  Foreign currency at value (Identified cost $583)                               588
  Custodian                                                                        -
  Investment securities purchased                                          9,999,287
  Fund shares repurchased                                                    240,477
  Investment advisory fee                                                    139,416
  Administration fee                                                          14,074
  Distribution fee                                                            67,740
  Transfer agent fee                                                          85,238
  Financial agent fee                                                         16,457
  Trustees' fee                                                                9,783
Accrued expenses                                                             110,075
                                                                   -----------------
    Total liabilities                                                     10,683,135
                                                                   -----------------
NET ASSETS                                                               227,526,983
                                                                   =================

CLASS A
Shares of beneficial interest outstanding                                 18,806,294
Net assets                                                               205,560,882

Net asset value per share                                                      10.93
Offering price per share $10.93/(1- 4.75%)                                     11.48

CLASS B
Shares of beneficial interest outstanding                                  1,649,825
Net assets                                                                17,224,530

Net asset value and offering price per share                                   10.44

CLASS C
Shares of beneficial interest outstanding                                    455,017
Net assets                                                                 4,741,571

Net asset value and offering price per share                                   10.42

(a) Adjustment reflects additional shares issued in conversion.

                  See Notes to Pro Forma Financial Statements.

Phoenix-Aberdeen Worldwide Opportunities Fund / Phoenix-Engemann Global Growth Fund
Pro Forma Combining Schedule of Investments
June 30, 1999 (Unaudited)


===================  ====================   ============        ====================================
 Phoenix-Aberdeen      Phoenix-Engemann       Pro Forma
     Worldwide           Global Growth        Combining         DESCRIPTION
Opportunities Fund           Fund            Portfolios
===================  ====================   ============        ====================================

SHARES

                                                                COMMON STOCKS -- 31.3%
             25,000                     -         25,000        3Com Corp.
              7,000                     -          7,000        Aetna, Inc.
                  -                 2,010          2,010        America Online, Inc.
                  -                 1,350          1,350        American Express Co.
             16,000                   910         16,910        American International Group, Inc.
             49,000                     -         49,000        AT&T Corp.
              9,400                     -          9,400        Atlantic Richfield Co.
                  -                 1,600          1,600        Avon Products, Inc.
             30,000                     -         30,000        Bank of America Corp.
             20,000                     -         20,000        Bank One Corp.
             14,000                     -         14,000        BellSouth Corp.
                  -                 4,690          4,690        BMC Software, Inc.
                  -                 3,830          3,830        Carnival Corp.
             25,000                     -         25,000        Caterpillar, Inc.
                  -                 3,924          3,924        Cendant Corp.
             18,000                     -         18,000        Chase Manhattan Corp. (The)
             15,000                     -         15,000        Chubb Corp. (The)
             55,000                     -         55,000        Ciena Corp.
             12,000                     -         12,000        CIGNA Corp.
                  -                 7,030          7,030        Cisco Systems, Inc.
             49,000                 6,520         55,520        Citigroup, Inc.
             50,000                     -         50,000        Claire's Stores, Inc.
                  -                 2,025          2,025        Coca-Cola Co. (The)
              5,000                     -          5,000        Corning, Inc.
                  -                 2,000          2,000        Countrywide Credit Industries, Inc.
                  -                 2,715          2,715        Dayton Hudson Corp.
            100,000                     -        100,000        Delphi Automotive Systems Corp.
             40,000                     -         40,000        Diebold, Inc.
             23,000                     -         23,000        Eastman Kodak Co.
              9,000                     -          9,000        Eaton Corp.
                  -                 3,970          3,970        EMC Corp.
             25,000                     -         25,000        First Data Corp.
                  -                 5,745          5,745        Freddie Mac
             14,000                 1,790         15,790        General Electric Co.
                  -                 3,255          3,255        Gillette Co. (The)
             53,000                     -         53,000        Goodrich (B.F.) Co.  (The)
             13,000                     -         13,000        GTE Corp.
             20,000                     -         20,000        Hartford Financial Services Group, Inc.
             30,000                     -         30,000        Hershey Foods Corp.
                  -                 5,320          5,320        Home Depot, Inc. (The)
             27,000                     -         27,000        Honeywell, Inc.
              9,000                     -          9,000        Illinios Tool Works, Inc.
             30,000                 5,140         35,140        Intel Corp.
             11,000                     -         11,000        International Paper Co.
                  -                 1,300          1,300        Interpublic Group of Companies, Inc. (The)
                  -                 2,495          2,495        Kansas City Southern Industries, Inc. (Railroads)
                  -                 1,970          1,970        Lilly (Eli) & Co.
                  -                 4,650          4,650        Lucent Technologies, Inc.
             49,000                     -         49,000        Mattel, Inc.
                  -                 7,240          7,240        MCI WorldCom, Inc.
             15,000                     -         15,000        MediaOne Group, Inc.
                  -                 3,405          3,405        Medtronic, Inc.
             16,400                     -         16,400        Mellon Bank Corp.
                  -                 4,160          4,160        Merck & Co., Inc.
              6,000                 4,830         10,830        Microsoft Corp.
             13,000                     -         13,000        Minnesota Mining & Manufacturing Co.
             35,000                     -         35,000        Monsanto Co.
             14,000                     -         14,000        Morgan (J.P.) & Co., Inc.
             50,000                     -         50,000        Mylan Laboratories, Inc.
             10,000                     -         10,000        PepsiCo, Inc.
                  -                 3,210          3,210        Pfizer, Inc.
             12,000                     -         12,000        Praxair, Inc.
             10,000                     -         10,000        Procter & Gamble Co. (The)
             32,000                     -         32,000        Royal Caribbean Cruises Ltd.
             22,000                     -         22,000        SBC Communications, Inc.
             50,000                     -         50,000        SLM Holding Corp.
                  -                 6,350          6,350        Staples, Inc.
                  -                 1,815          1,815        State Street Corp.
                  -                 1,800          1,800        Sun Microsystems, Inc.
                  -                 5,500          5,500        Tellabs, Inc.
                  -                 3,610          3,610        Texas Instruments, Inc.
             20,000                     -         20,000        UST, Inc.
                  -                 3,405          3,405        Walgreen Co.
                  -                 5,600          5,600        Walt Disney Co. (The)
                  -                 2,455          2,455        Warner-Lambert Co.
             40,000                     -         40,000        Waste Management, Inc.
             40,000                 3,610         43,610        Wells Fargo Co.


                                                                TOTAL COMMON STOCKS


                                                                             VALUE
====================================                 =================       ====================       ============
                                                     Phoenix-Aberdeen          Phoenix-Engemann          Pro Forma
DESCRIPTION                                              Worldwide               Global Growth           Combining
                                                    Opportunities Fund               Fund                Portfolios
====================================                 =================       ====================       ============



COMMON STOCKS -- 31.3%
3Com Corp.                                         $           667,187       $                  -       $    667,187
Aetna, Inc.                                                    626,062                          -            626,062
America Online, Inc.                                                 -                    222,105            222,105
American Express Co.                                                 -                    175,669            175,669
American International Group, Inc.                           1,873,000                    106,527          1,979,527
AT&T Corp.                                                   2,734,813                          -          2,734,813
Atlantic Richfield Co.                                         785,488                          -            785,488
Avon Products, Inc.                                                  -                     88,800             88,800
Bank of America Corp.                                        2,199,375                          -          2,199,375
Bank One Corp.                                               1,191,250                          -          1,191,250
BellSouth Corp.                                                656,250                          -            656,250
BMC Software, Inc.                                                   -                    253,260            253,260
Carnival Corp.                                                       -                    185,755            185,755
Caterpillar, Inc.                                            1,500,000                          -          1,500,000
Cendant Corp.                                                        -                     80,442             80,442
Chase Manhattan Corp. (The)                                  1,559,250                          -          1,559,250
Chubb Corp. (The)                                            1,042,500                          -          1,042,500
Ciena Corp.                                                  1,660,312                          -          1,660,312
CIGNA Corp.                                                  1,068,000                          -          1,068,000
Cisco Systems, Inc.                                                  -                    453,435            453,435
Citigroup, Inc.                                              2,327,500                    309,700          2,637,200
Claire's Stores, Inc.                                        1,281,250                          -          1,281,250
Coca-Cola Co. (The)                                                  -                    126,562            126,562
Corning, Inc.                                                  350,625                          -            350,625
Countrywide Credit Industries, Inc.                                  -                     85,500             85,500
Dayton Hudson Corp.                                                  -                    176,475            176,475
Delphi Automotive Systems Corp.                              1,856,250                          -          1,856,250
Diebold, Inc.                                                1,150,000                          -          1,150,000
Eastman Kodak Co.                                            1,558,250                          -          1,558,250
Eaton Corp.                                                    828,000                          -            828,000
EMC Corp.                                                            -                    218,350            218,350
First Data Corp.                                             1,223,438                          -          1,223,438
Freddie Mac                                                          -                    333,210            333,210
General Electric Co.                                         1,582,000                    202,270          1,784,270
Gillette Co. (The)                                                   -                    133,455            133,455
Goodrich (B.F.) Co.  (The)                                   2,252,500                          -          2,252,500
GTE Corp.                                                      984,750                          -            984,750
Hartford Financial Services Group, Inc.                      1,166,250                          -          1,166,250
Hershey Foods Corp.                                          1,781,250                          -          1,781,250
Home Depot, Inc. (The)                                               -                    342,808            342,808
Honeywell, Inc.                                              3,128,625                          -          3,128,625
Illinios Tool Works, Inc.                                      738,000                          -            738,000
Intel Corp.                                                  1,785,000                    305,830          2,090,830
International Paper Co.                                        555,500                          -            555,500
Interpublic Group of Companies, Inc. (The)                           -                    112,613            112,613
Kansas City Southern Industries, Inc. (Railroads)                    -                    159,212            159,212
Lilly (Eli) & Co.                                                    -                    141,101            141,101
Lucent Technologies, Inc.                                            -                    313,584            313,584
Mattel, Inc.                                                 1,295,437                          -          1,295,437
MCI WorldCom, Inc.                                                   -                    624,450            624,450
MediaOne Group, Inc.                                         1,115,625                          -          1,115,625
Medtronic, Inc.                                                      -                    265,164            265,164
Mellon Bank Corp.                                              596,550                          -            596,550
Merck & Co., Inc.                                                    -                    307,840            307,840
Microsoft Corp.                                                541,125                    435,606            976,731
Minnesota Mining & Manufacturing Co.                         1,130,188                          -          1,130,188
Monsanto Co.                                                 1,380,312                          -          1,380,312
Morgan (J.P.) & Co., Inc.                                    1,967,000                          -          1,967,000
Mylan Laboratories, Inc.                                     1,325,000                          -          1,325,000
PepsiCo, Inc.                                                  386,875                          -            386,875
Pfizer, Inc.                                                         -                    352,297            352,297
Praxair, Inc.                                                  587,250                          -            587,250
Procter & Gamble Co. (The)                                     892,500                          -            892,500
Royal Caribbean Cruises Ltd.                                 1,400,000                          -          1,400,000
SBC Communications, Inc.                                     1,276,000                          -          1,276,000
SLM Holding Corp.                                            2,290,625                          -          2,290,625
Staples, Inc.                                                        -                    196,453            196,453
State Street Corp.                                                   -                    154,956            154,956
Sun Microsystems, Inc.                                               -                    123,975            123,975
Tellabs, Inc.                                                        -                    371,594            371,594
Texas Instruments, Inc.                                              -                    523,450            523,450
UST, Inc.                                                      585,000                          -            585,000
Walgreen Co.                                                         -                    100,022            100,022
Walt Disney Co. (The)                                                -                    172,550            172,550
Warner-Lambert Co.                                                   -                    170,316            170,316
Waste Management, Inc.                                       2,150,000                          -          2,150,000
Wells Fargo Co.                                              1,710,000                    154,327          1,864,327
                                                         -------------              -------------       ------------

TOTAL COMMON STOCKS                                         62,742,162                  8,479,663         71,221,825
                                                         -------------              -------------       ------------

                  See Notes to Pro Forma Financial Statements.

Phoenix-Aberdeen Worldwide Opportunities Fund / Phoenix-Engemann Global Growth Fund
Pro Forma Combining Schedule of Investments
June 30, 1999 (Unaudited)


===================  ====================   ============        ====================================
  Phoenix-Aberdeen      Phoenix-Engemann      Pro Forma
     Worldwide           Global Growth        Combining         DESCRIPTION
 Opportunities Fund           Fund           Portfolios
===================  ====================   ============        ====================================

SHARES
                                                                FOREIGN COMMON STOCKS -- 58.2%
             57,501                     -         57,501        3i Group PLC
             55,000                     -         55,000        77 Bank Ltd. (The)
              3,630                     -          3,630        Air Liquide
             55,000                10,100         65,100        Alcatel SA ADR
              3,000                     -          3,000        Allianz AG Vinkulierte Registered Shares
                  -                 6,900          6,900        Allied Irish Banks PLC Sponsored ADR
              5,886                     -          5,886        Alpha Credit Bank
             49,085                     -         49,085        Alstom
                  -                 8,500          8,500        Amvescap PLC Sponsored ADR
              8,360                     -          8,360        Anglo American PLC
             23,626                     -         23,626        Argentaria, Caja Postal y Banco Hipotecario de Espana SA
             10,473                     -         10,473        ASM Lithography Holding NV
             15,000                     -         15,000        Assicurazioni Generali
             28,355                     -         28,355        AstraZeneca Group PLC
            150,000                     -        150,000        Australian Gas Light Co., Ltd.
              6,632                     -          6,632        Axa
                  -                 4,800          4,800        Axa Sponsored ADR
          1,000,000                     -      1,000,000        Ayala Land, Inc.
            307,458                     -        307,458        Banca Intesa SPA
             13,593                     -         13,593        Banco Popular Espanol SA
             68,236                     -         68,236        Banco Santander Central Hispano SA
            121,000                     -        121,000        Bank Hapoalim Ltd.
             50,239                     -         50,239        Bank of Scotland
             27,546                     -         27,546        Barclays PLC
             14,973                     -         14,973        BASF AG
             21,410                     -         21,410        Bass PLC
             14,300                     -         14,300        Bayer AG
              1,181                     -          1,181        Bayerische Motoren Werke AG
             11,975                     -         11,975        Bayerische Vereinsbank AG
             18,447                     -         18,447        Benckiser NV B
             35,000                     -         35,000        Berkeley Group PLC (The)
             19,591                     -         19,591        Bewag AG
             70,472                     -         70,472        BG PLC
             16,347                     -         16,347        BOC Group PLC
            178,930                     -        178,930        BOE Ltd.
             72,113                     -         72,113        British Aerospace PLC
             30,993                     -         30,993        British American Tobacco PLC
             98,083                     -         98,083        British Petroleum Co. PLC
             71,277                     -         71,277        British Telecommunications PLC
             40,554                 5,900         46,454        Cable & Wireless PLC
                  -                 5,200          5,200        Cable & Wireless Communications PLC
              1,000                     -          1,000        Canal Plus
             15,000                     -         15,000        Canon, Inc.
            100,000                     -        100,000        Carlsberg Brewery Malaysia Berhad
              5,112                     -          5,112        Carrefour SA
              3,411                     -          3,411        Castorama Dubois
             55,000                     -         55,000        Cemex SA de CV Class B Sponsored ADR
             43,000                     -         43,000        Coca-Cola Femsa SA Sponsored ADR
              8,255                     -          8,255        Coflexip SA
              1,800                     -          1,800        Compagnie de Saint Gobain
             42,604                     -         42,604        Compass Group PLC
              3,900                     -          3,900        Credit Suisse Group
             35,000                     -         35,000        Dai Nippon Printing Co., Ltd.
             12,658                 3,758         16,416        DaimlerChrysler AG
             13,800                     -         13,800        Danisco A/S
                  -               172,250        172,250        Datacraft Asia Ltd.
             34,336                     -         34,336        Debenhams PLC
             11,300                     -         11,300        Deutsche Bank AG
             44,273                     -         44,273        Deutsche Lufthansa AG
              3,379                     -          3,379        Dexia France
                  -                12,200         12,200        Elan Corp. PLC Sponsored ADR
             42,288                     -         42,288        Electrolux AB
             39,800                     -         39,800        Elektrim Spolka Akcyjna SA
              6,812                     -          6,812        Elf Aquitaine SA
             33,311                     -         33,311        Elsevier NV
             25,000                     -         25,000        Embratel Participacoes SA ADR
              8,618                     -          8,618        Equant NV
             57,000                     -         57,000        FirstGroup PLC
             22,750                     -         22,750        Fortis (NL) NV
             13,000                     -         13,000        Fuji Photo Film Co.
             13,824                     -         13,824        Getronics NV
             25,243                     -         25,243        GKN PLC
             42,927                     -         42,927        Glaxo Wellcome PLC
             17,208                     -         17,208        Granada Group PLC
              1,988                     -          1,988        Groupe Danone
             14,500                     -         14,500        Grupo Televisa SA Sponsored GDR
                  -                37,000         37,000        Hays PLC

                                                                                          VALUE
====================================                              =================       ====================       ============
                                                                   Phoenix-Aberdeen         Phoenix-Engemann          Pro Forma
DESCRIPTION                                                           Worldwide               Global Growth           Combining
                                                                  Opportunities Fund              Fund                Portfolios
====================================                              =================       ====================       ============


FOREIGN COMMON STOCKS -- 58.2%
3i Group PLC                                                                653,956                          -            653,956
77 Bank Ltd. (The)                                                          481,674                          -            481,674
Air Liquide                                                                 570,884                          -            570,884
Alcatel SA ADR                                                            1,560,625                    286,588          1,847,213
Allianz AG Vinkulierte Registered Shares                                    832,233                          -            832,233
Allied Irish Banks PLC Sponsored ADR                                              -                    188,025            188,025
Alpha Credit Bank                                                           379,428                          -            379,428
Alstom                                                                    1,543,904                          -          1,543,904
Amvescap PLC Sponsored ADR                                                        -                    395,250            395,250
Anglo American PLC                                                          390,685                          -            390,685
Argentaria, Caja Postal y Banco Hipotecario de Espana SA                    538,217                          -            538,217
ASM Lithography Holding NV                                                  605,906                          -            605,906
Assicurazioni Generali                                                      519,759                          -            519,759
AstraZeneca Group PLC                                                     1,103,951                          -          1,103,951
Australian Gas Light Co., Ltd.                                              912,461                          -            912,461
Axa                                                                         809,097                          -            809,097
Axa Sponsored ADR                                                                 -                    299,100            299,100
Ayala Land, Inc.                                                            315,384                          -            315,384
Banca Intesa SPA                                                            688,045                          -            688,045
Banco Popular Espanol SA                                                    977,757                          -            977,757
Banco Santander Central Hispano SA                                          710,733                          -            710,733
Bank Hapoalim Ltd.                                                          310,427                          -            310,427
Bank of Scotland                                                            665,207                          -            665,207
Barclays PLC                                                                801,543                          -            801,543
BASF AG                                                                     661,654                          -            661,654
Bass PLC                                                                    310,654                          -            310,654
Bayer AG                                                                    595,784                          -            595,784
Bayerische Motoren Werke AG                                                 812,358                          -            812,358
Bayerische Vereinsbank AG                                                   778,014                          -            778,014
Benckiser NV B                                                              984,482                          -            984,482
Berkeley Group PLC (The)                                                    419,846                          -            419,846
Bewag AG                                                                    302,043                          -            302,043
BG PLC                                                                      430,452                          -            430,452
BOC Group PLC                                                               319,519                          -            319,519
BOE Ltd.                                                                    177,912                          -            177,912
British Aerospace PLC                                                       468,041                          -            468,041
British American Tobacco PLC                                                291,414                          -            291,414
British Petroleum Co. PLC                                                 1,757,887                          -          1,757,887
British Telecommunications PLC                                            1,194,317                          -          1,194,317
Cable & Wireless PLC                                                        516,833                    233,788            750,621
Cable & Wireless Communications PLC                                               -                    252,200            252,200
Canal Plus                                                                  280,608                          -            280,608
Canon, Inc.                                                                 431,276                          -            431,276
Carlsberg Brewery Malaysia Berhad                                           255,924                          -            255,924
Carrefour SA                                                                751,238                          -            751,238
Castorama Dubois                                                            809,061                          -            809,061
Cemex SA de CV Class B Sponsored ADR                                        543,730                          -            543,730
Coca-Cola Femsa SA Sponsored ADR                                            833,125                          -            833,125
Coflexip SA                                                                 708,717                          -            708,717
Compagnie de Saint Gobain                                                   286,796                          -            286,796
Compass Group PLC                                                           422,414                          -            422,414
Credit Suisse Group                                                         674,840                          -            674,840
Dai Nippon Printing Co., Ltd.                                               559,544                          -            559,544
DaimlerChrysler AG                                                        1,096,518                    333,992          1,430,510
Danisco A/S                                                                 623,629                          -            623,629
Datacraft Asia Ltd.                                                               -                    751,010            751,010
Debenhams PLC                                                               230,566                          -            230,566
Deutsche Bank AG                                                            689,294                          -            689,294
Deutsche Lufthansa AG                                                       802,656                          -            802,656
Dexia France                                                                452,308                          -            452,308
Elan Corp. PLC Sponsored ADR                                                      -                    338,550            338,550
Electrolux AB                                                               885,379                          -            885,379
Elektrim Spolka Akcyjna SA                                                  563,012                          -            563,012
Elf Aquitaine SA                                                            999,657                          -            999,657
Elsevier NV                                                                 386,466                          -            386,466
Embratel Participacoes SA ADR                                               346,875                          -            346,875
Equant NV                                                                   794,540                          -            794,540
FirstGroup PLC                                                              311,326                          -            311,326
Fortis (NL) NV                                                              702,667                          -            702,667
Fuji Photo Film Co.                                                         491,919                          -            491,919
Getronics NV                                                                531,758                          -            531,758
GKN PLC                                                                     430,930                          -            430,930
Glaxo Wellcome PLC                                                        1,192,943                          -          1,192,943
Granada Group PLC                                                           319,259                          -            319,259
Groupe Danone                                                               512,540                          -            512,540
Grupo Televisa SA Sponsored GDR                                             649,781                          -            649,781
Hays PLC                                                                          -                    389,888            389,888

                  See Notes to Pro Forma Financial Statements.

Phoenix-Aberdeen Worldwide Opportunities Fund / Phoenix-Engemann Global Growth Fund
Pro Forma Combining Schedule of Investments
June 30, 1999 (Unaudited)


===================  ====================   ============        ====================================
  Phoenix-Aberdeen      Phoenix-Engemann      Pro Forma
     Worldwide           Global Growth        Combining         DESCRIPTION
 Opportunities Fund           Fund           Portfolios
===================  ====================   ============        ====================================

SHARES
                                                                FOREIGN COMMON STOCKS (continued)
             18,700                     -         18,700        Hellenic Telecommunications Organization SA
             77,832                     -         77,832        Hilton Group PLC
             30,000                     -         30,000        Hitachi Credit Corp.
            350,000                     -        350,000        Hongkong Electric Holdings Ltd.
             25,229                     -         25,229        HSBC Holdings PLC
             30,099                     -         30,099        Iberdrola SA
             10,480                     -         10,480        IHC Caland NV
             15,000                11,862         26,862        ING Groep NV
             10,000                     -         10,000        Ito-Yokado Co., Ltd.
             20,000                     -         20,000        Kao Corp.
             30,000                     -         30,000        Kawasumi Laboratories, Inc.
             49,231                     -         49,231        Kingfisher PLC
             32,000                     -         32,000        Kirin Beverage Corp.
              4,100                     -          4,100        Koninklijke (Royal) Philips Electronics NV
                  -                 1,932          1,932        Koninklijke (Royal) Philips Electronics NV NY Registered Shares
                  -                 5,900          5,900        Koninklijke Ahold NV Spnsored ADR
             18,000                     -         18,000        Kookmin Bank
              4,748                     -          4,748        Koor Industries Ltd.
              9,386                     -          9,386        KPN NV
              9,101                     -          9,101        Lafarge SA
            218,538                     -        218,538        Legal & General Group PLC
             15,280                     -         15,280        Liberty International PLC
             32,530                     -         32,530        Liberty Life Association of Africa
             85,500                     -         85,500        Lloyds TSB Group PLC
             36,500                     -         36,500        Logica PLC
                  -                25,000         25,000        Luxottica Group SPA Sponsored ADR
              8,000                     -          8,000        Mabuchi Motor Co., Ltd.
             17,900                     -         17,900        Magyar Tavkozlesi Rt Sponsored ADR
            107,000                     -        107,000        Mahanagar Telephone Nigam Ltd. GDR
             61,000                     -         61,000        Malaysian Oxygen Berhad
              1,083                     -          1,083        Mandamus AB
              7,032                     -          7,032        Mannesmann AG
             11,997                     -         11,997        Metro AG
            535,000                     -        535,000        Metro Cash and Carry Ltd.
             16,500                     -         16,500        Mol Magyar Olaj-Es Gazipari Rt.
              2,637                     -          2,637        Muenchener Rueckversicherungs New Shares
              2,637                     -          2,637        Muenchener Rueckversicherungs-Gesellschaft AG
             39,912                     -         39,912        National Westminster Bank PLC
                689                     -            689        Nestle SA
                  -                 2,200          2,200        Nestle SA Sponsored ADR
             29,000                     -         29,000        Newbridge Networks Corp.
             35,000                     -         35,000        Nippon COMSYS Corp.
                500                     -            500        Nippon Telegraph & Telephone Corp.
             19,430                     -         19,430        Nokia Oyj Class A
                  -                12,200         12,200        Nokia Oyj Sponsored ADR Class A
             60,342                     -         60,342        Norwich Union PLC
              1,124                     -          1,124        Novartis AG Registered Shares
             20,548                     -         20,548        Pechiney SA Class A
             22,000                     -         22,000        Perez Companc SA Sponsored ADR
             22,000                     -         22,000        Philippine Long Distance Telephone Co. Sponsored ADR
              8,000                     -          8,000        Pohang Iron & Steel Co. Ltd.
             34,120                     -         34,120        PowerGen PLC
            135,000                     -        135,000        PT Indosat
             22,000                     -         22,000        PT Indosat ADR
            293,000                     -        293,000        QBE Insurance Group Ltd.
             19,966                     -         19,966        Renault SA
                  -                55,500         55,500        Rentokil Initial PLC
             30,000                     -         30,000        Repsol SA
             49,434                     -         49,434        Reuters Holdings Group PLC
             33,737                     -         33,737        Rhodia SA
                  -                 6,000          6,000        Rhone-Poulenc Class A
             35,000                     -         35,000        Rinnai Corp.
             25,481                     -         25,481        Rio Tinto PLC
             27,183                     -         27,183        RMC Group PLC
                129                     -            129        Roche Holding AG
              5,000                     -          5,000        Rohm Co., Ltd
             62,000                     -         62,000        Royal & Sun Alliance Insurance Group PLC
             23,734                     -         23,734        Royal Dutch Petroleum Co.
             12,162                     -         12,162        RWE AG
             43,969                     -         43,969        San Paolo-IMI SPA
             13,600                     -         13,600        Sandvik AB Class B
             68,000                     -         68,000        Sanwa Bank Ltd. (The)
             23,000                     -         23,000        SAP AG Sponsored ADR
              5,000                     -          5,000        Schneider SA
             16,476                     -         16,476        Schroders PLC
              6,000                     -          6,000        Secom Co., Ltd.
              9,253                     -          9,253        Serco Group PLC
             97,741                     -         97,741        Shell Transport & Trading Co. PLC
             18,000                     -         18,000        Shin-Etsu Chemical Co., Ltd.
             93,675                     -         93,675        Siebe PLC
                  -                 4,100          4,100        Siemens AG

                                                                                          VALUE
====================================                              =================       ====================       ============
                                                                   Phoenix-Aberdeen         Phoenix-Engemann          Pro Forma
DESCRIPTION                                                           Worldwide               Global Growth           Combining
                                                                  Opportunities Fund              Fund                Portfolios
====================================                              =================       ====================       ============


FOREIGN COMMON STOCKS (continued)
Hellenic Telecommunications Organization SA                                 400,829                          -            400,829
Hilton Group PLC                                                            308,555                          -            308,555
Hitachi Credit Corp.                                                        593,624                          -            593,624
Hongkong Electric Holdings Ltd.                                           1,127,779                          -          1,127,779
HSBC Holdings PLC                                                           893,593                          -            893,593
Iberdrola SA                                                                458,463                          -            458,463
IHC Caland NV                                                               410,692                          -            410,692
ING Groep NV                                                                812,124                    642,227          1,454,351
Ito-Yokado Co., Ltd.                                                        669,222                          -            669,222
Kao Corp.                                                                   561,816                          -            561,816
Kawasumi Laboratories, Inc.                                                 448,626                          -            448,626
Kingfisher PLC                                                              566,498                          -            566,498
Kirin Beverage Corp.                                                        573,713                          -            573,713
Koninklijke (Royal) Philips Electronics NV                                  404,427                          -            404,427
Koninklijke (Royal) Philips Electronics NV NY Registered Shares                   -                    194,891            194,891
Koninklijke Ahold NV Spnsored ADR                                                 -                    204,288            204,288
Kookmin Bank                                                                365,454                          -            365,454
Koor Industries Ltd.                                                        547,451                          -            547,451
KPN NV                                                                      440,416                          -            440,416
Lafarge SA                                                                  865,350                          -            865,350
Legal & General Group PLC                                                   556,335                          -            556,335
Liberty International PLC                                                   106,858                          -            106,858
Liberty Life Association of Africa                                          416,711                          -            416,711
Lloyds TSB Group PLC                                                      1,159,048                          -          1,159,048
Logica PLC                                                                  382,606                          -            382,606
Luxottica Group SPA Sponsored ADR                                                 -                    389,063            389,063
Mabuchi Motor Co., Ltd.                                                     743,579                          -            743,579
Magyar Tavkozlesi Rt Sponsored ADR                                          492,250                          -            492,250
Mahanagar Telephone Nigam Ltd. GDR                                        1,086,050                          -          1,086,050
Malaysian Oxygen Berhad                                                     130,095                          -            130,095
Mandamus AB                                                                   5,732                          -              5,732
Mannesmann AG                                                             1,049,347                          -          1,049,347
Metro AG                                                                    744,802                          -            744,802
Metro Cash and Carry Ltd.                                                   443,298                          -            443,298
Mol Magyar Olaj-Es Gazipari Rt.                                             397,710                          -            397,710
Muenchener Rueckversicherungs New Shares                                    481,343                          -            481,343
Muenchener Rueckversicherungs-Gesellschaft AG                               488,142                          -            488,142
National Westminster Bank PLC                                               846,180                          -            846,180
Nestle SA                                                                 1,241,414                          -          1,241,414
Nestle SA Sponsored ADR                                                           -                    198,194            198,194
Newbridge Networks Corp.                                                    833,750                          -            833,750
Nippon COMSYS Corp.                                                         568,219                          -            568,219
Nippon Telegraph & Telephone Corp.                                          582,471                          -            582,471
Nokia Oyj Class A                                                         1,703,191                          -          1,703,191
Nokia Oyj Sponsored ADR Class A                                                   -                  1,117,062          1,117,062
Norwich Union PLC                                                           409,239                          -            409,239
Novartis AG Registered Shares                                             1,641,256                          -          1,641,256
Pechiney SA Class A                                                         883,220                          -            883,220
Perez Companc SA Sponsored ADR                                              255,233                          -            255,233
Philippine Long Distance Telephone Co. Sponsored ADR                        662,750                          -            662,750
Pohang Iron & Steel Co. Ltd.                                                961,102                          -            961,102
PowerGen PLC                                                                367,876                          -            367,876
PT Indosat                                                                  258,832                          -            258,832
PT Indosat ADR                                                              429,000                          -            429,000
QBE Insurance Group Ltd.                                                  1,115,175                          -          1,115,175
Renault SA                                                                  868,911                          -            868,911
Rentokil Initial PLC                                                              -                    216,523            216,523
Repsol SA                                                                   612,573                          -            612,573
Reuters Holdings Group PLC                                                  650,263                          -            650,263
Rhodia SA                                                                   640,171                          -            640,171
Rhone-Poulenc Class A                                                             -                    274,173            274,173
Rinnai Corp.                                                                803,892                          -            803,892
Rio Tinto PLC                                                               427,160                          -            427,160
RMC Group PLC                                                               436,625                          -            436,625
Roche Holding AG                                                          1,326,022                          -          1,326,022
Rohm Co., Ltd                                                               782,824                          -            782,824
Royal & Sun Alliance Insurance Group PLC                                    556,084                          -            556,084
Royal Dutch Petroleum Co.                                                 1,390,243                          -          1,390,243
RWE AG                                                                      563,023                          -            563,023
San Paolo-IMI SPA                                                           598,538                          -            598,538
Sandvik AB Class B                                                          300,738                          -            300,738
Sanwa Bank Ltd. (The)                                                       669,122                          -            669,122
SAP AG Sponsored ADR                                                        796,375                          -            796,375
Schneider SA                                                                280,763                          -            280,763
Schroders PLC                                                               336,584                          -            336,584
Secom Co., Ltd.                                                             624,607                          -            624,607
Serco Group PLC                                                             208,572                          -            208,572
Shell Transport & Trading Co. PLC                                           732,980                          -            732,980
Shin-Etsu Chemical Co., Ltd.                                                602,299                          -            602,299
Siebe PLC                                                                   443,347                          -            443,347
Siemens AG                                                                        -                    316,269            316,269


                  See Notes to Pro Forma Financial Statements.

Phoenix-Aberdeen Worldwide Opportunities Fund / Phoenix-Engemann Global Growth Fund
Pro Forma Combining Schedule of Investments
June 30, 1999 (Unaudited)


===================  ====================   ============        ====================================
  Phoenix-Aberdeen      Phoenix-Engemann      Pro Forma
     Worldwide           Global Growth        Combining         DESCRIPTION
 Opportunities Fund           Fund           Portfolios
===================  ====================   ============        ====================================

SHARES
                                                                FOREIGN COMMON STOCKS (continued)
             75,732                     -         75,732        Skandia Forsakrings AB
             73,358                     -         73,358        Skandinaviska Enskilda Banken Class A
             64,136                     -         64,136        SmithKline Beecham PLC
              5,069                     -          5,069        Societe Generale Class A
             24,500                     -         24,500        SSAB Svenskt Stal AB Series A
             39,913                     -         39,913        Standard Foods Taiwan Ltd. GDR
             48,295                     -         48,295        Stora Enso Oyj
             40,000                     -         40,000        Suzuki Motor Corp.
          1,760,000                     -      1,760,000        Swire Pacific Ltd. Class B
             14,000                     -         14,000        Takeda Chemical Industries
              6,500                     -          6,500        Tele Centro Sul Participacoes SA ADR
             25,202                     -         25,202        Tele Danmark A/S
             34,000                     -         34,000        Tele Norte Leste Participacoes SA ADR
             17,000                     -         17,000        Tele Sudeste Celular Participacoes SA ADR
              6,400                     -          6,400        Telecom Argentina SA Sponsored ADR
             75,000                     -         75,000        Telecom Corporation of New Zealand Ltd.
             98,673                     -         98,673        Telecom Italia Mobile SPA
             66,958                     -         66,958        Telecom Italia SPA
                  -                 4,000          4,000        Telecom Italia SPA Sponsored ADR
             38,345                     -         38,345        Telefonaktiebolaget LM Ericsson Class B
             55,000                19,500         74,500        Telefonaktiebolaget LM Ericsson Sponsored ADR
             16,606                     -         16,606        Telefonica SA
              5,000                     -          5,000        Telefonos de Mexico SA Sponsored ADR Class L
             20,000                     -         20,000        Telesp Celular Participacoes SA ADR
             21,000                     -         21,000        Telesp Participacoes SA ADR
            202,070                     -        202,070        Tesco PLC
             22,007                     -         22,007        Thames Water PLC
              6,958                     -          6,958        Total Fina SA Class B
              4,784                     -          4,784        UBS AG
                                                                Unilever NV Cumulative Preferred Shares
             37,757                     -         37,757        Unilever PLC
            360,000                     -        360,000        United Overseas Bank Ltd.
             15,980                     -         15,980        UPM-Kymmene Oyj
              8,900                     -          8,900        Valeo SA
              9,500                 7,500         17,000        Vivendi
             12,949                     -         12,949        VNU NV
                  -                 3,600          3,600        Vodafone AirTouch PLC Sponsored ADR
             75,203                     -         75,203        Vodafone Group PLC
                  -                 3,900          3,900        Volkswagen AG
                  -                 8,800          8,800        Volvo AB Sponsored ADR
                  -                10,596         10,596        Wolters Klumer
             50,194                     -         50,194        Woolwich PLC
         20,600,000                     -     20,600,000        Yapi ve Kredi Bankasi AS
         17,600,000                     -     17,600,000        Yapi ve Kredi Bankasi AS (non-tradeable bonus shares)
             29,358                     -         29,358        Zeneca Group PLC
              1,082                 1,020          2,102        Zurich Allied AG


                                                                TOTAL FOREIGN COMMON STOCKS


                                                                WARRANTS -- 0.0%
                 94                     -             94        Muenchener Rueckversicherungs-Gesellschaft AG Warrants


                                                                TOTAL WARRANTS


                                                                UNIT INVESTMENT TRUSTS -- 2.7%
             20,000                     -         20,000        Diamonds Trust, Series I
              5,000                     -          5,000        Nasdaq - 100 Shares
             22,000                     -         22,000        S&P 400 Mid-Cap Depository Receipts
             13,000                     -         13,000        S&P 500 Depository Receipts


                                                                TOTAL UNIT INVESTMENT TRUSTS


                                                                TOTAL LONG-TERM INVESTMENTS --92.2%


                                                                                          VALUE
====================================                              =================       ====================       ============
                                                                   Phoenix-Aberdeen         Phoenix-Engemann          Pro Forma
DESCRIPTION                                                           Worldwide               Global Growth           Combining
                                                                  Opportunities Fund              Fund                Portfolios
====================================                              =================       ====================       ============


FOREIGN COMMON STOCKS (continued)
Skandia Forsakrings AB                                                    1,416,344                          -          1,416,344
Skandinaviska Enskilda Banken Class A                                       854,230                          -            854,230
SmithKline Beecham PLC                                                      833,546                          -            833,546
Societe Generale Class A                                                    893,379                          -            893,379
SSAB Svenskt Stal AB Series A                                               306,908                          -            306,908
Standard Foods Taiwan Ltd. GDR                                              313,317                          -            313,317
Stora Enso Oyj                                                              517,973                          -            517,973
Suzuki Motor Corp.                                                          636,174                          -            636,174
Swire Pacific Ltd. Class B                                                1,315,700                          -          1,315,700
Takeda Chemical Industries                                                  648,897                          -            648,897
Tele Centro Sul Participacoes SA ADR                                        360,750                          -            360,750
Tele Danmark A/S                                                          1,240,515                          -          1,240,515
Tele Norte Leste Participacoes SA ADR                                       631,125                          -            631,125
Tele Sudeste Celular Participacoes SA ADR                                   493,000                          -            493,000
Telecom Argentina SA Sponsored ADR                                          171,200                          -            171,200
Telecom Corporation of New Zealand Ltd.                                     321,926                          -            321,926
Telecom Italia Mobile SPA                                                   589,181                          -            589,181
Telecom Italia SPA                                                          696,041                          -            696,041
Telecom Italia SPA Sponsored ADR                                                  -                    420,750            420,750
Telefonaktiebolaget LM Ericsson Class B                                   1,229,044                          -          1,229,044
Telefonaktiebolaget LM Ericsson Sponsored ADR                             1,811,563                    642,281          2,453,844
Telefonica SA                                                               799,920                          -            799,920
Telefonos de Mexico SA Sponsored ADR Class L                                404,063                          -            404,063
Telesp Celular Participacoes SA ADR                                         535,000                          -            535,000
Telesp Participacoes SA ADR                                                 480,375                          -            480,375
Tesco PLC                                                                   519,986                          -            519,986
Thames Water PLC                                                            348,976                          -            348,976
Total Fina SA Class B                                                       897,663                          -            897,663
UBS AG                                                                    1,427,885                          -          1,427,885
Unilever NV Cumulative Preferred Shares                                           -                     16,624             16,624
Unilever PLC                                                                335,968                          -            335,968
United Overseas Bank Ltd.                                                 2,516,344                          -          2,516,344
UPM-Kymmene Oyj                                                             458,135                          -            458,135
Valeo SA                                                                    734,263                          -            734,263
Vivendi                                                                     769,558                    607,546          1,377,104
VNU NV                                                                      517,463                          -            517,463
Vodafone AirTouch PLC Sponsored ADR                                               -                    709,200            709,200
Vodafone Group PLC                                                        1,481,774                          -          1,481,774
Volkswagen AG                                                                     -                    249,763            249,763
Volvo AB Sponsored ADR                                                            -                    258,500            258,500
Wolters Klumer                                                                    -                    421,794            421,794
Woolwich PLC                                                                293,735                          -            293,735
Yapi ve Kredi Bankasi AS                                                    297,768                          -            297,768
Yapi ve Kredi Bankasi AS (non-tradeable bonus shares)                       233,551                          -            233,551
Zeneca Group PLC                                                          1,135,633                          -          1,135,633
Zurich Allied AG                                                            615,267                    580,011          1,195,278
                                                                  -----------------       --------------------       ------------

TOTAL FOREIGN COMMON STOCKS                                             121,591,684                 10,927,550        132,519,234
                                                                  -----------------       --------------------       ------------

WARRANTS -- 0.0%
Muenchener Rueckversicherungs-Gesellschaft AG Warrants                        2,811                          -              2,811
                                                                  -----------------       --------------------       ------------

TOTAL WARRANTS                                                                2,811                          -              2,811
                                                                  -----------------       --------------------       ------------

UNIT INVESTMENT TRUSTS -- 2.7%
Diamonds Trust, Series I                                                  2,187,500                          -          2,187,500
Nasdaq - 100 Shares                                                         575,312                          -            575,312
S&P 400 Mid-Cap Depository Receipts                                       1,724,250                          -          1,724,250
S&P 500 Depository Receipts                                               1,780,391                          -          1,780,391
                                                                  -----------------       --------------------       ------------

TOTAL UNIT INVESTMENT TRUSTS                                              6,267,453                          -          6,267,453
                                                                  -----------------       --------------------       ------------

TOTAL LONG-TERM INVESTMENTS --92.2%                                     190,604,110                 19,407,213        210,011,323
                                                                  -----------------       --------------------       ------------

                  See Notes to Pro Forma Financial Statements.

Phoenix-Aberdeen Worldwide Opportunities Fund / Phoenix-Engemann Global Growth Fund
Pro Forma Combining Schedule of Investments
June 30, 1999 (Unaudited)


==================  ====================   ============        ====================================
 Phoenix-Aberdeen      Phoenix-Engemann      Pro Forma
    Worldwide           Global Growth        Combining         DESCRIPTION
Opportunities Fund           Fund           Portfolios
==================  ====================   ============        ====================================

      VALUE
      (000)                                                    SHORT-TERM OBLIGATIONS -- 7.4%
                                                               Commercial Paper -- 6.3%
             4,675                     -          4,675        Exxon Imperial Funding U.S., Inc. 5.20%, 7/1/99
             1,835                     -          1,835        Corporate Asset Funding Co., Inc. 5.55%, 7/1/99
             1,500                     -          1,500        Koch Industries, Inc. 5.80%, 7/1/99
             1,600                     -          1,600        Corporate Asset Funding Co., Inc. 5.87%, 7/1/99
             4,640                     -          4,640        Ford Motor Credit Co. 5.41%, 7/2/99


            SHARES
              (000)                                            Mutual Funds -- 1.1%
                 -                   246            246        Phoenix Insitutional Enhanced Reserves Portfolio


                                                               TOTAL SHORT-TERM OBLIGATIONS


                                                               TOTAL INVESTMENTS --99.6%
                                                               (Identified cost $187,011,049, $16,128,908
                                                                    and $203,139,957)
                                                               Cash and receivables, less liabilities--0.4%

                                                               NET ASSETS--100.0%


                                                                                          VALUE
====================================                              =================       ====================       ============
                                                                   Phoenix-Aberdeen         Phoenix-Engemann          Pro Forma
DESCRIPTION                                                           Worldwide               Global Growth           Combining
                                                                  Opportunities Fund              Fund                Portfolios
====================================                              =================       ====================       ============


SHORT-TERM OBLIGATIONS -- 7.4%
Commercial Paper -- 6.3%
Exxon Imperial Funding U.S., Inc. 5.20%, 7/1/99                           4,675,000                          -          4,675,000
Corporate Asset Funding Co., Inc. 5.55%, 7/1/99                           1,835,000                          -          1,835,000
Koch Industries, Inc. 5.80%, 7/1/99                                       1,500,000                          -          1,500,000
Corporate Asset Funding Co., Inc. 5.87%, 7/1/99                           1,600,000                          -          1,600,000
Ford Motor Credit Co. 5.41%, 7/2/99                                       4,639,303                          -          4,639,303
                                                                  -----------------       --------------------     --------------
                                                                         14,249,303                          -         14,249,303
                                                                  -----------------       --------------------     --------------
Mutual Funds -- 1.1%
Phoenix Insitutional Enhanced Reserves Portfolio                                  -                  2,406,030          2,406,030
                                                                  -----------------       --------------------     --------------

TOTAL SHORT-TERM OBLIGATIONS                                             14,249,303                  2,406,030         16,655,333
                                                                  -----------------       --------------------     --------------

TOTAL INVESTMENTS --99.6%
(Identified cost $187,011,049, $16,128,908                              204,853,413                 21,813,243        226,666,656
     and $203,139,957)
Cash and receivables, less liabilities--0.4%                                954,919                    (94,592)           860,327
                                                                  -----------------       --------------------     --------------
NET ASSETS--100.0%                                                $     205,808,332                 21,718,651     $  227,526,983
                                                                  =================       ====================     ==============

                  See Notes to Pro Forma Financial Statements.

Phoenix-Aberdeen Worldwide Opportunities Fund / Phoenix-Engemann Global Growth Fund
Pro Forma Combining Statement of Operations
12 months ended June 30, 1999 (Unaudited)

                                                                                 ==================     ==================
                                                                                  Phoenix-Aberdeen       Phoenix-Engemann
                                                                                      Worldwide            Global Growth
                                                                                 Opportunities Fund            Fund
                                                                                 ==================     ==================

INVESTMENT INCOME
Dividends                                                                        $        2,625,083     $          238,535
Interest                                                                                    464,408                    738
Foreign Taxes Withheld                                                                     (160,672)               (15,469)
                                                                                 ------------------     ------------------

      Total investment income                                                             2,928,819                223,804
                                                                                 ------------------     ------------------

EXPENSES
Investment advisory fee                                                                   1,435,159                241,198
Distribution fee - Class A                                                                  450,501                 33,109
Distribution fee - Class B                                                                  109,645                 45,878
Distribution fee - Class C                                                                    1,850                 40,536
Administration                                                                                    -                128,472
Financial agent fee                                                                         182,694                      -
Transfer agent                                                                              335,686                      -
Registration                                                                                 35,773                      -
Printing                                                                                     38,249                      -
Professional                                                                                 85,273                 25,703
Custodian                                                                                   165,396                      -
Trustees                                                                                     14,921                 12,923
Miscellaneous                                                                                12,631                      -
                                                                                 ------------------     ------------------

      Total expenses                                                                      2,867,778                527,819
      Less expenses borne by investment adviser                                                   -                (38,625)
                                                                                 ------------------     ------------------

      Net expenses                                                                        2,867,778                489,194
                                                                                 ------------------     ------------------

NET INVESTMENT INCOME (LOSS)                                                                 61,041               (265,390)
                                                                                 ------------------     ------------------


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on securities                                                   50,114,718             (1,259,490)

Net realized gain on foreign currency transactions                                           30,812                (16,846)

Net change in unrealized appreciation (depreciation) on investments                     (33,666,438)             2,073,225

Net change in unrealized appreciation (depreciation) on foreign currency
and foreign currency transactions                                                            (4,248)                   696
                                                                                 ------------------     ------------------
Net gain on investments                                                                  16,474,844                797,585
                                                                                 ------------------     ------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $       16,535,885     $          532,195
                                                                                 ==================     ==================

                                                                                 ==================       ==================
                                                                                                              Pro Forma
                                                                                     Adjustments               Combining
                                                                                                              Portfolios
                                                                                 ==================       ==================

INVESTMENT INCOME
Dividends                                                                        $                        $        2,863,618
Interest                                                                                                             465,146
Foreign Taxes Withheld                                                                                              (176,141)
                                                                                 ------------------       ------------------

      Total investment income                                                                                      3,152,623
                                                                                 ------------------       ------------------

EXPENSES
Investment advisory fee                                                                     (76,821) (a)           1,599,536
Distribution fee - Class A                                                                                           483,610
Distribution fee - Class B                                                                                           155,523
Distribution fee - Class C                                                                                            42,386
Administration                                                                             (128,472) (c)                   -
Financial agent fee                                                                          13,305  (b)             195,999
Transfer agent                                                                              $27,100  (d)             362,786
Registration                                                                                      -                   35,773
Printing                                                                                          -                   38,249
Professional                                                                                (26,000) (b)              84,976
Custodian                                                                                     9,000  (d)             174,396
Trustees                                                                                    (13,000) (b)              14,844
Miscellaneous                                                                        -                                12,631
                                                                                 ------------------       ------------------

      Total expenses                                                                       (194,888)               3,200,709
      Less expenses borne by investment adviser                                              38,625                        -
                                                                                 ------------------       ------------------

      Net expenses                                                                         (156,263)               3,200,709
                                                                                 ------------------       ------------------

NET INVESTMENT INCOME (LOSS)                                                                156,263                  (48,086)
                                                                                 ------------------       ------------------


NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Net realized gain (loss) on securities                                                            -               48,855,228

Net realized gain on foreign currency transactions                                                -                   13,966

Net change in unrealized appreciation (depreciation) on investments                               -              (31,593,213)

Net change in unrealized appreciation (depreciation) on foreign currency
and foreign currency transactions                                                                 -                   (3,552)
                                                                                 ------------------       ------------------
Net gain on investments                                                                           -               17,272,429
                                                                                 ------------------       ------------------

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $          156,263              $17,224,343
                                                                                 ==================       ==================

Adjustments:

(a) Fees were adjusted to reflect the application of the fee schedule in effect at 6/30/99.
(b)  Adjustment reflects expected savings when the two funds become one.
(c)  Reflects elimination of target fund contract.
(d) Reflects additional fees to be incurred related to added target fund accounts and assets.

                  See Notes to Pro Forma Financial Statements.

Phoenix-Aberdeen Worldwide Opportunities Fund/Phoenix-Engemann Global Growth
Fund
Notes to Pro Forma Combining Financial Statements
June 30, 1999 (Unaudited)

1.  Basis of Combination

The Pro Forma Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments, and the related Pro Forma Statement of Operations ("Pro Forma Statements") reflect the accounts of Phoenix-Aberdeen Worldwide Opportunities Fund ("Worldwide Opportunities") and Phoenix-Engemann Global Growth Fund ("Global Growth") as if the reorganization occurred as of and for the year ended June 30, 1999. These statements have been derived from the books and records utilized in calculating daily net asset value of each fund at June 30, 1999 and for the year then ended.

The Pro Forma Statements give effect to the proposed transfer of the assets and stated liabilities of Global Growth in exchange for shares of the respective class of Worldwide Opportunities. Phoenix Investment Counsel, Inc. ("PIC" or the "Adviser") will bear all costs and expenses of the reorganization.

The Pro Forma Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

2. Shares of Beneficial Interest

The Pro Forma net asset value per share assumes the issuance of additional shares of Worldwide Opportunities which would have been issued at June 30, 1999 in connection with the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on the net assets, as of June 30, 1999, of Global Growth Class A of $12,942,024 and the net asset value of Worldwide Class A of $10.93; and net assets of Global Growth Class B of $4,873,148 and the net asset value of Worldwide Class B of $10.44; and net assets of Global Growth Class C of $3,903,479 and the net asset value of Worldwide Class C of $10.42. The Pro Forma Statement of Assets and Liabilities reflects the combined Pro Forma shares outstanding as calculated above.

3. Pro Forma Operations

Pro Forma operating expenses include the actual expenses of each Fund and the combined Fund, with certain expenses adjusted to reflect the expected expenses of the combined entity. The investment advisory, distribution and financial agent fees have been calculated for the combined Fund based on the fee schedule in effect for Worldwide Opportunities at the combined level of average net assets for the year ended June 30, 1999.

4. Portfolio Valuation

Equity securities are valued at the last sale price, or if there had been no sale of the security on that day, at the last bid price. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.